As filed with the Securities and Exchange Commission on April 29, 2004

Registration Nos. 333-28339; 811-08239

SECURITI ES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. 30 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 33 ☒

ProFunds

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copy to:

Michael L. Sapir
Chairman	J.B. Kittredge, Esq.	Ryan M. Louvar, Esq.
ProFund Advisors LLC	Ropes & Gray LLP	BISYS Fund Services
7501 Wisconsin Avenue, Suite 1000	One International Place	100 Summer Street, Suite 1500
Bethesda, Maryland 20814	Boston, MA 02110-2624	Boston, MA 02110

(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2004 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on May 1, 2004 pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 30 (“PEA”) to Registrant’s Registration Statement on Form N-1A is filed for the purpose of updating financial and other information, as required by Section 10(a)(3) of the Securities Act of 1933 and Rule 8b-16 under the Investment Company Act of 1940, with respect to the: (1) 47 ProFunds (including 11 “Classic” ProFunds, 6 “Ultra” ProFunds, 7 “Inverse” ProFunds, 20 “UltraSector” ProFunds, 2 “Bond Benchmarked” ProFunds and Money Market ProFund) described in the prospectus and statement of additional information set forth herein; and (2) 49 ProFunds VP (including 13 “Classic” ProFunds VP, 7 “Ultra” ProFunds VP, 5 “Inverse” ProFunds VP, 21 “Sector” ProFunds VP, 2 “Bond Benchmarked” ProFunds VP and ProFund VP Money Market described in the prospectus and statement of additional information forth herein). This PEA does not relate to: (i) 6 ProFunds VP (Dow 30, Short Dow 30, Short Mid-Cap, UltraShort Dow 30, UltraShort Mid-Cap and UltraShort Small-Cap); (ii) 2 ProFunds (U.S. Government 10 and U.S. Government 30); and (iii) 2 ProFunds (Asia 30 and Airlines UltraSector) contained in the Registration Statement. This PEA does not amend or supersede the post-effective amendments previously filed that relate to the ProFunds described in clauses (i) – (iii).

CLASSIC PROFUNDS

Bull

Mid-Cap

Small-Cap

Dow 30

OTC

Large-Cap Value

Large-Cap Growth

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Europe 30

ULTRA PROFUNDS

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraDow 30

UltraOTC

UltraJapan

INVERSE PROFUNDS

Bear

Short Mid-Cap

Short Small-Cap

Short Dow 30

Short OTC

UltraBear

UltraShort Mid-Cap

UltraShort Small-Cap

UltraShort Dow 30

UltraShort OTC

ULTRASECTOR PROFUNDS

Banks

Basic Materials

Biotechnology

Consumer Cyclical

Consumer Non-Cyclical

Energy

Financial

Healthcare

Industrial

Internet

Leisure Goods & Services

Oil Drilling Equipment & Services

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

Wireless Communications

BOND BENCHMARKED PROFUNDS

U.S. Government Plus

Rising Rates Opportunity

MONEY MARKET PROFUND

>	Prospectus

May 1, 2004

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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1

>	Table of Contents

4	PROFUNDS OVERVIEW

7	PROFUNDS STRATEGIES AND RISKS

13	CLASSIC PROFUNDS
14	Bull
15	Mid-Cap
16	Small-Cap
17	Dow 30
18	OTC
19	Large-Cap Value
20	Large-Cap Growth
21	Mid-Cap Value
22	Mid-Cap Growth
23	Small-Cap Value
24	Small-Cap Growth
25	Europe 30

27	ULTRA PROFUNDS
28	UltraBull
29	UltraMid-Cap
30	UltraSmall-Cap
31	UltraDow 30
32	UltraOTC
33	UltraJapan

35	INVERSE PROFUNDS
36	Bear
37	Short Mid-Cap
38	Short Small-Cap
39	Short Dow 30
40	Short OTC
41	UltraBear
42	UltraShort Mid-Cap
43	UltraShort Small-Cap
44	UltraShort Dow 30
45	UltraShort OTC

47	ULTRA SECTOR PROFUNDS
48	Banks
49	Basic Materials
50	Biotechnology
51	Consumer Cyclical
52	Consumer Non-Cyclical
53	Energy
54	Financial
55	Healthcare
56	Industrial
57	Internet
58	Leisure Goods & Services
59	Oil Drilling Equipment & Services
60	Pharmaceuticals
61	Precious Metals
62	Real Estate
63	Semiconductor
64	Technology
65	Telecommunications
66	Utilities
67	Wireless Communications

69	BOND BENCH MARKED PROFUNDS
70	U.S. Government Plus
71	Rising Rates Opportunity

73	MONEY MARKET PROFUND

77	GENERAL PROFUNDS INFORMATION

83	SHAREHOLDER SERVICES GUIDE

89	PROFUNDS MANAGEMENT

93	FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

Except for Money Market ProFund, the ProFunds described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.1

Classic ProFunds

Classic ProFunds seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index

Bull	S&P 500 Index®	Match (100%)	Diverse, widely traded, large capitalization

Mid-Cap	S&P MidCap 400™ Index	Match (100%)	Diverse, widely traded, mid-capitalization

Small-Cap	Russell 2000® Index	Match (100%)	Diverse, small capitalization

Dow 30	Dow Jones Industrial Average™	Match (100%)	Diverse, widely traded, large capitalization

OTC	NASDAQ-100® Index	Match (100%)	Large capitalization, non-financial companies listed on The NASDAQ Stock Market

Large-Cap Value	S&P 500/Barra Value Index	Match (100%)	Diverse, widely traded, large capitalization

Large-Cap Growth	S&P 500/Barra Growth Index	Match (100%)	Diverse, widely traded, large capitalization

Mid-Cap Value	S&P MidCap 400/Barra Value Index	Match (100%)	Diverse, widely traded, mid-capitalization

Mid-Cap Growth	S&P MidCap 400/Barra Growth Index	Match (100%)	Diverse, widely traded, mid-capitalization

Small-Cap Value	S&P SmallCap 600/Barra Value Index	Match (100%)	Diverse, small capitalization

Small-Cap Growth	S&P SmallCap 600/Barra Growth Index	Match (100%)	Diverse, small capitalization

Europe 30	ProFunds Europe 30 Index	Match (100%)	Companies whose principal offices are located in European countries, whose securities are traded in the U.S.

Ultra ProFunds

Ultra ProFunds seek to provide daily investment results, before fees and expenses, that double (200%) the daily performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
UltraBull	S&P 500 Index	Double (200%)	Diverse, widely traded, large capitalization

UltraMid-Cap	S&P MidCap 400™ Index	Double (200%)	Diverse, widely traded, mid-capitalization

UltraSmall-Cap	Russell 2000 Index	Double (200%)	Diverse, small capitalization

UltraDow 30	Dow Jones Industrial Average	Double (200%)	Diverse, widely traded, large capitalization

UltraOTC	NASDAQ-100 Index	Double (200%)	Large capitalization, non-financial companies listed on The NASDAQ Stock Market

UltraJapan	Nikkei 225 Stock Average	Double (200%)	Large capitalization, widely traded Japanese stocks

Inverse ProFunds

Inverse ProFunds seek to provide daily investment results, before fees and expenses, that either match (100%) or double (200%) the inverse (opposite) of the daily performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index

Bear	S&P 500 Index	100% of the Inverse	Diverse, widely traded, large capitalization

Short Mid-Cap	S&P MidCap 400 Index	100% of the Inverse	Diverse, widely traded, mid-capitalization

Short Small-Cap	Russell 2000 Index	100% of the Inverse	Diverse, small capitalization

Short Dow 30	Dow Jones Industrial Average	100% of the Inverse	Diverse, widely traded, large capitalization

Short OTC	NASDAQ-100 Index	100% of the Inverse	Large capitalization, non-financial companies listed on The NASDAQ Stock Market

UltraBear	S&P 500 Index	200% of the Inverse	Diverse, widely traded, large capitalization

UltraShort Mid-Cap	S&P MidCap 400 Index	200% of the Inverse	Diverse, widely traded, mid-capitalization

UltraShort Dow 30	Dow Jones Industrial Average	200% of the Inverse	Diverse, widely traded, large capitalization

UltraShort Small-Cap	Russell 2000 Index	200% of the Inverse	Diverse, small capitalization

UltraShort OTC	NASDAQ-100 Index	200% of the Inverse	Large capitalization, non-financial companies listed on The NASDAQ Stock Market

[1]	A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. Non-money market ProFunds utilize the performance of a stock index, security or a multiple or inverse multiple thereof as their benchmark. For example, UltraBull ProFund has a daily benchmark of twice the daily return of the S&P 500 Index®.

4    <  ProFunds Overview

UltraSector ProFunds

UltraSector ProFunds seek to provide daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of an index.

ProFund	Index	Daily Benchmark	Type of Companies in Index
Banks	Dow Jones U.S. Banks Index	150%	Securities representing the banking industry in the U.S. equity market

Basic Materials	Dow Jones U.S. Basic Materials Sector Index	150%	Securities within the basic materials sector of the U.S. equity market

Biotechnology	Dow Jones U.S. Biotechnology Index	150%	Securities representing the biotechnology industry in the U.S. equity market

Consumer Cyclical	Dow Jones U.S. Consumer Cyclical Sector Index	150%	Securities within the consumer cyclical sector of the U.S. equity market

Consumer Non-Cyclical	Dow Jones U.S. Consumer Non-Cyclical Sector Index	150%	Securities within the consumer non-cyclical sector of the U.S. equity market

Energy	Dow Jones U.S. Energy Sector Index	150%	Securities within the energy sector of the U.S. equity market

Financial	Dow Jones U.S. Financial Sector Index	150%	Securities within the financial sector of the U.S. equity market

Healthcare	Dow Jones U.S. Healthcare Sector Index	150%	Securities within the healthcare sector of the U.S. equity market

Industrial	Dow Jones U.S. Industrial Sector Index	150%	Securities within the industrial sector of the U.S. equity market

Internet	Dow Jones Composite Internet Index	150%	U.S. equity securities of companies that generate the majority of their revenue from the Internet

Leisure Goods & Services	Dow Jones U.S. Leisure Goods & Services Index	150%	Securities representing the leisure goods and services industry in the U.S. equity market

Oil Drilling Equipment & Services	Dow Jones U.S. Oil Drilling Equipment & Services Index	150%	Securities representing the oil drilling equipment and services industry in the U.S. equity market

Pharmaceuticals	Dow Jones U.S. Pharmaceuticals Index	150%	Securities representing the pharmaceuticals industry in the U.S. equity market

Precious Metals	Dow Jones Precious Metals Index (effective June 18, 2004)	150%	Securities of companies involved in the mining of precious metals

Real Estate	Dow Jones U.S. Real Estate Index	150%	Securities representing the real estate industry in the U.S. equity market

Semiconductor	Dow Jones U.S. Semiconductor Index	150%	Securities representing the semiconductor industry in the U.S. equity market

Technology	Dow Jones U.S. Technology Sector Index	150%	Securities within the technology sector of the U.S. equity market

Telecommunications	Dow Jones U.S. Telecommunications Sector Index	150%	Securities within the telecommunications sector of the U.S. equity market

Utilities	Dow Jones U.S. Utilities Sector Index	150%	Securities within the utilities sector of the U.S. equity market

Wireless Communications	Dow Jones U.S. Wireless Communications Index	150%	Securities representing the wireless communications industry in the U.S. equity market

Bond Benchmarked ProFunds

Bond Benchmarked ProFunds seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, or the inverse daily performance, of the price of the most recently issued 30-year U.S. Treasury Bond.

ProFund	Security	Daily Benchmark	Types of Securities
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%	U.S. Treasury securities

Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse	U.S. Treasury securities

An investment in a ProFund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds are not guaranteed to achieve their investment objectives, and an investment in a ProFund could lose money. No single ProFund is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

ProFunds Overview  >    5

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6

>     ProFunds Strategies and Risks

“In seeking to achieve its investment objective, each non-money market ProFund takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark.”

ProFunds Strategies and Risks  >    7

>    ProFunds Strategies and Risks

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds, except Money Market ProFund which is described later in this Prospectus on page 73.

The ProFunds are designed to correspond to a daily benchmark, before fees and expenses, such as the daily performance, the inverse of the daily performance, a multiple of the daily performance, or a multiple of the inverse of the daily performance, of an index or security. In seeking to achieve the ProFunds’ investment objectives, ProFund Advisors uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds. The investment objective of each ProFund is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective, each non-money market ProFund:

•	takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark;

•	may not have investment exposure to all securities in the index underlying its benchmark, or its weighting of investment in such securities or industries may be different from that of the index;

•	may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index;

•	seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction;

•	may use a variety of securities, investment strategies and techniques in pursuit of its investment objective, may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund’s investment objective;

•	may substitute a different index or security for the index or security underlying its benchmark;

•	does not take temporary defensive positions; and

•	does not seek to provide correlation with its benchmark over a period of time other than daily.

Under normal circumstances, the following ProFunds seek their investment objective by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks: all Mid-Cap, Small-Cap and Large-Cap ProFunds, Dow 30 ProFund, OTC ProFund, Europe 30 ProFund, UltraDow 30 ProFund, UltraOTC ProFund, UltraJapan ProFund, Short Dow 30 ProFund, Short OTC ProFund, UltraShort Dow 30 ProFund, UltraShort OTC ProFund, U.S. Government Plus ProFund and all UltraSector ProFunds. The investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds subject to this policy will provide shareholders with at least 60 days’ prior notice of any change in the policy.

DISCUSSION OF PRINCIPAL AND OTHER RISKS

Like all investments, investing in the ProFunds entails risks. Many factors affect the value of an investment in a ProFund. The factors most likely to have a significant impact on a ProFund’s portfolio are called “principal risks.” The principal risks for each ProFund are identified in each ProFund description and are described below. A ProFund may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds, their investment strategies and related risks.

The following risks may or may not apply to each ProFund:

Active Investor Risk (All ProFunds). ProFund Advisors expects a significant portion of the assets of the ProFunds to come from professional money managers and investors who use ProFunds as part of “market timing” or tactical asset allocation strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the ProFunds may negatively impact a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds except Money Market ProFund). The ProFunds use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques may also expose a ProFund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund’s benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount each ProFund expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund’s position in a particular instrument when desired.

Concentration Risk (Dow 30, UltraDow 30, Short Dow 30, UltraShort Dow 30 and UltraSector ProFunds). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments. Each of Large-Cap Value, Large-Cap Growth, Short Mid-Cap, Short Small-Cap, Short OTC, UltraShort Mid-Cap, UltraShort Small-Cap, U.S. Government Plus and Rising Rates Opportunity ProFunds is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the benchmark index is so concentrated and to the extent permitted by applicable regulatory guidance.

Correlation Risk (All ProFunds except Money Market ProFund). A number of factors may affect a ProFund’s ability to achieve a high correlation with its benchmark, and there can be no

8    <  ProFunds Strategies and Risks

>    ProFunds Strategies and Risks

guarantee that a ProFund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund from achieving its investment objective. A number of factors may adversely affect a ProFund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund may invest in securities or in other financial instruments not included in its benchmark index. A ProFund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund may be subject to large movements of assets into and out of the ProFund, potentially resulting in the ProFund being over- or under-exposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution in June may hinder the ProFunds’ ability to meet their daily investment objective on that day. As each Ultra, Inverse, UltraSector and Bond Benchmarked ProFunds is rebalanced daily, mathematical compounding may prevent these ProFunds from correlating with the monthly, quarterly, annual or other period performance of their benchmarks.

Debt Instrument Risk (U.S. Government Plus, Rising Rates Opportunity and Money Market ProFunds). Each ProFund may invest in debt instruments, and U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Money Market ProFund may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in a ProFund to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. Rising Rates Opportunity ProFund is inversely correlated to bond prices and will typically respond differently to the above factors than would a fund positively correlated to bond prices such as U.S. Government Plus ProFund.

Equity Risk (All Classic, Ultra, Inverse and UltraSector ProFunds). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a ProFund to decrease. The Inverse ProFunds respond differently to these risks than positively correlated funds.

Foreign Investment Risk (Europe 30, UltraJapan and Precious Metals UltraSector ProFunds). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds.

Geographic Concentration Risk (Europe 30 and UltraJapan ProFunds). Certain ProFunds may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

Growth Investing Risk (Large-Cap Growth, Mid-Cap Growth and Small-Cap Growth ProFunds). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Interest Rate Risk (U.S. Government Plus, Rising Rates Opportunity and Money Market ProFunds). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for Rising Rates Opportunity ProFund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds and Rising Rates Opportunity ProFund). Shareholders in the Inverse ProFunds and Rising Rates Opportunity ProFund should lose money when the index or security underlying such ProFund’s benchmark rises – a result that is the opposite from traditional equity or bond mutual funds.

Leverage Risk (Ultra ProFunds, UltraBear ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort Dow 30, UltraShort OTC ProFund, UltraSector ProFunds and Bond Benchmarked ProFunds). Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. Leverage should cause a Fund to lose more money in market environments adverse to its daily investment objective than a Fund that does not employ leverage.

Liquidity Risk (All ProFunds except Money Market ProFund). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds invest, the ProFunds might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds from limiting losses, realizing gains, or from achieving a high correlation with their underlying benchmark index or security.

Market Risk (All ProFunds). The ProFunds are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds, other than the Inverse ProFunds,

ProFunds Strategies and Risks  >    9

>    ProFunds Strategies and Risks

Rising Rates Opportunity ProFund and Money Market ProFund, should normally lose value on days when the index or security underlying their benchmark declines (adverse market conditions for these ProFunds). Investors in the Inverse ProFunds and Rising Rates Opportunity ProFund should lose value on days when the index or security underlying their benchmark increases (adverse market conditions for these ProFunds). The ProFunds seek to remain fully invested regardless of market conditions.

Mid-Cap Company Investment Risk (Mid-Cap, Mid-Cap Value, Mid-Cap Growth, UltraMid-Cap, Short Mid-Cap and UltraShort Mid-Cap ProFunds). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

Non-Diversification Risk (All ProFunds except Money Market ProFund). The non-money market ProFunds are classified as “non-diversified” under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk (All ProFunds). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund may have difficulty exercising rights to the collateral.

Short Sale Risk (Inverse ProFunds and Rising Rates Opportunity ProFund). Selling short is a technique that may be employed by a ProFund to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. If a ProFund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund will incur a negative return (loss) on the transaction. The ProFunds’ use of short sales may involve additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund and may lower a ProFund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options, and swap agreements may also cause a ProFund to be exposed to short sale risk.

Small-Cap Company Investment Risk (Small-Cap, Small-Cap Value, Small-Cap Growth, UltraSmall-Cap, Short Small-Cap and UltraShort Small-Cap ProFunds). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies’ share prices.

Technology Investment Risk (OTC, UltraOTC, Short OTC, and UltraShort OTC ProFunds and Internet, Semiconductor and Technology UltraSector ProFunds). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Value Investing Risk (Large-Cap Value, Mid-Cap Value and Small-Cap Value ProFunds). Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. “Value” stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

Volatility Risk (Ultra ProFunds, UltraBear ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort Dow 30 ProFund, UltraShort OTC ProFund, UltraSector ProFunds and Bond Benchmarked ProFunds). The ProFunds subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts and definitions that may be unfamiliar to an investor.

•	Asset-Backed Securities are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

•	Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government Securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

•	Depositary Receipts (DRs) include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).

•	ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

•	GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

10    <  ProFunds Strategies and Risks

>    ProFunds Strategies and Risks

•	NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges.

•	Equity Securities are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

•	Financial Instruments The ProFunds (excluding Money Market ProFund) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs.

•	Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

•	Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

•	Leverage offers a means of magnifying market movements into larger changes in an investment’s value. While only certain ProFunds employ leverage, all of the ProFunds (except Money Market ProFund) may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund’s performance compared to the index underlying its benchmark than a Fund that does not employ leverage. The following example illustrates this point:

Let’s say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

Fund A: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to the daily performance of an index.

Fund B: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of an index.

On Day 1, each Fund’s benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund’s benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder’s investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder’s investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder’s investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

•	Leveraged Investment Techniques Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

•	Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities and repurchase agreements.

•	Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives investors the right to sell a stock at an agreed-upon price on or before a certain date.

•	Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

•	Repurchase Agreements A contract in which the seller of securities, usually U.S. Government Securities, agrees to buy them back at a specified time and price. Primarily used by ProFunds as a short-term investment vehicle for cash positions.

•	Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund’s investment objective, a ProFund may hold a representative sample of the securities in the index underlying a ProFund’s benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

•	Selling Short is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

•	Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

•	Swap Agreements are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

•	U.S. Government Securities are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

ProFunds Strategies and Risks  >    11

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12

Classic ProFunds may be appropriate for investors who:

•	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.

•	want to achieve investment results that correspond to the daily performance of a particular index.

>     Classic ProFunds

ProFund	Index	Daily Benchmark
Bull	S&P 500 Index	Match (100%)
Mid-Cap	S&P MidCap 400 Index	Match (100%)
Small-Cap	Russell 2000 Index	Match (100%)
Dow 30	Dow Jones Industrial Average	Match (100%)
OTC	NASDAQ-100 Index	Match (100%)
Large-Cap Value	S&P 500/Barra Value Index	Match (100%)
Large-Cap Growth	S&P 500/Barra Growth Index	Match (100%)
Mid-Cap Value	S&P MidCap 400/Barra Value Index	Match (100%)
Mid-Cap Growth	S&P MidCap 400/Barra Growth Index	Match (100%)
Small-Cap Value	S&P SmallCap 600/Barra Value Index	Match (100%)
Small-Cap Growth	S&P SmallCap 600/Barra Growth Index	Match (100%)
Europe 30	ProFunds Europe 30 Index	Match (100%)

Classic ProFunds  >    13

>    Bull ProFund

INVESTMENT OBJECTIVE

Bull ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGY

Bull ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500 Index. Bull ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Bull ProFund are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

For more information on Bull ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Bull ProFund Investor Class Shares by showing the variability of Bull ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Bull ProFund for one quarter was 20.37% (quarter ended December 31, 1998) and the lowest return was –18.23% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				12/01/97
- Before Taxes	26.17%	-3.90%	0.43%
- After Taxes on Distributions	26.17%	-4.00%	0.33%
- After Taxes on Distributions
and Sale of Shares	17.01%	-3.32%	0.32%
Service Class Shares(1)	24.90%	-4.78%	-0.45%	12/01/97

S&P 500 Index(2)	28.68%	-0.56%	3.72%	12/01/97

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Bull ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BLPIX)	Service Class (BLPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.97%	0.97%

Total Annual ProFund Operating Expenses	1.72%	2.72%
Fee Waivers/Reimbursements*	-0.23%	-0.23%

Total Net Annual ProFund Operating Expenses	1.49%	2.49%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.49% for Investor Class Shares and 2.49% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Bull ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$152	$519	$912	$2,011
Service Class	$252	$823	$1,419	$3,034

14    <  Bull ProFund

>    Mid-Cap ProFund

INVESTMENT OBJECTIVE

Mid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index.

PRINCIPAL INVESTMENT STRATEGY

Mid-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Mid-Cap ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Mid-Cap ProFund are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and mid-cap company investment risk.

For more information on Mid-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Mid-Cap ProFund Investor Class Shares by showing the variability of Mid-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Mid-Cap ProFund for one quarter was 17.25% (quarter ended June 30, 2003) and the lowest return was –18.00% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	33.08%	4.21%
- After Taxes on Distributions	33.08%	4.13%
- After Taxes on Distributions and Sale of Shares	21.50%	3.54%
Service Class Shares(1)	31.74%	3.47%	09/04/01

S&P MidCap 400 Index(2)	35.62%	8.22%	09/04/01

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Mid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (MDPIX)	Service Class (MDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.95%	0.95%

Total Annual ProFund Operating Expenses	1.70%	2.70%

Example: This example is intended to help you compare the cost of investing in Mid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$173	$536	$923	$2,009
Service Class	$273	$838	$1,430	$3,032

Mid Cap ProFund  >    15

> Small-Cap ProFund

INVESTMENT OBJECTIVE

Small-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

PRINCIPAL INVESTMENT STRATEGY

Small-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Small-Cap ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Small-Cap ProFund are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and small-cap company investment risk.

For more information on Small-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Small-Cap ProFund Investor Class Shares by showing the variability of Small-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Small-Cap ProFund for one quarter was 21.69% (quarter ended June 30, 2003) and the lowest return was –20.43% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	42.41%	5.43%
- After Taxes on Distributions	41.32%	5.08%
- After Taxes on Distributions and Sale of Shares	28.24%	4.53%
Service Class Shares (1)	40.71%	4.30%	09/04/01

Russell 2000 Index (2)	47.29%	9.39%	09/04/01

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Small-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SLPIX)	Service Class (SLPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.87%	0.87%

Total Annual ProFund Operating Expenses	1.62%	2.62%

Example: This example is intended to help you compare the cost of investing in Small-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$165	$511	$881	$1,922
Service Class	$265	$814	$1,390	$2,954

16    <  Small-Cap ProFund

> Dow 30 ProFund

INVESTMENT OBJECTIVE

Dow 30 ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Industrial Average (DJIA).

PRINCIPAL INVESTMENT STRATEGY

Dow 30 ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the DJIA. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the DJIA and/or financial instruments with similar economic characteristics. Dow 30 ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Dow 30 ProFund will have industry concentrations to approximately the same extent as the DJIA.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Dow 30 ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

For more information on Dow 30 ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

Dow 30 ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Dow 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.73%	0.73%

Total Annual ProFund Operating Expenses	1.48%	2.48%

*	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in Dow 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$151	$468
Service Class	$251	$773

Dow 30 ProFund  >    17

>    OTC ProFund

INVESTMENT OBJECTIVE

OTC ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.

PRINCIPAL INVESTMENT STRATEGY

OTC ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities traded on NASDAQ or other over-the-counter markets and/or financial instruments with similar economic characteristics. OTC ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in OTC ProFund are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and technology investment risk.

For more information on OTC ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in OTC ProFund Investor Class Shares by showing the variability of OTC ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of OTC ProFund for one quarter was 34.57% (quarter ended December 31, 2001) and the lowest return was -36.65% (quarter ended September 30, 2001).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			08/07/00
- Before Taxes	47.17%	-24.04%
- After Taxes on Distributions	45.77%	-24.26%
- After Taxes on Distributions and Sale of Shares	30.90%	-19.33%
Service Class Shares(1)	45.75%	-24.77%	08/07/00

NASDAQ-100 Index(2)	49.49%	-23.78%	08/07/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of OTC ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (OTPIX)	Service Class (OTPSX)
Investment Advisory Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.89%	0.89%

Total Annual ProFund Operating Expenses	1.59%	2.59%

Example: This example is intended to help you compare the cost of investing in OTC ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$162	$502	$866	$1,889
Service Class	$262	$805	$1,375	$2,925

18    <  OTC Profund

>    Large-Cap Value ProFund

INVESTMENT OBJECTIVE

Large-Cap Value ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Barra Value Index.

PRINCIPAL INVESTMENT STRATEGY

Large-Cap Value ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Large-Cap Value ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Large-Cap Value ProFund are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and value investing risk.

For more information on Large-Cap Value ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart below shows the performance of Large-Cap Value ProFund Investor Class Shares for the latest calendar year. The table below provides an indication of the risks of investing in Large-Cap Value ProFund by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of Large-Cap Value ProFund for one quarter was 17.91% (quarter ended June 30, 2003) and the lowest return was -6.36% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			10/01/02
- Before Taxes	27.11%	24.92%
- After Taxes on Distributions	27.09%	24.47%
- After Taxes on Distributions and Sale of Shares	17.66%	20.98%
Service Class Shares(1)	26.03%	23.91%	10/01/02

S&P 500/Barra Value Index(2)	31.79%	30.40%	10/01/02

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Large-Cap Value ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (LVPIX)	Service Class (LVPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.23%	1.23%

Total Annual ProFund Operating Expenses	1.98%	2.98%
Fee Waivers/Reimbursements*	-0.21%	-0.21%

Total Net Annual ProFund Operating Expenses	1.77%	2.77%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.77% for Investor Class Shares and 2.77% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Large-Cap Value ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$180	$601	$1,048	$2,289
Service Class	$280	$902	$1,549	$3,284

Large-Cap Value ProFund  >    19

>    Large-Cap Growth ProFund

INVESTMENT OBJECTIVE

Large-Cap Growth ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Barra Growth Index.

PRINCIPAL INVESTMENT STRATEGY

Large-Cap Growth ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Large-Cap Growth ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Large-Cap Growth ProFund are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and growth investing risk.

For more information on Large-Cap Growth ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart below shows the performance of Large-Cap Growth ProFund Investor Class Shares for the latest calendar year. The table below provides an indication of the risks of investing in Large-Cap Growth ProFund by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of Large-Cap Growth ProFund for one quarter was 11.60% (quarter ended June 30, 2003) and the lowest return was -1.31% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			10/01/02
- Before Taxes	22.54%	19.19%
- After Taxes on Distributions	21.74%	18.56%
- After Taxes on Distributions and Sale of Shares	14.96%	16.10%
Service Class Shares(1)	21.54%	18.35%	10/01/02

S&P 500/Barra Growth Index(2)	25.66%	22.89%	10/01/02

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Large-Cap Growth ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (LGPIX)	Service Class (LGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.05%	1.05%

Total Annual ProFund Operating Expenses	1.80%	2.80%

Example: This example is intended to help you compare the cost of investing in Large-Cap Growth ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$183	$566	$975	$2,116
Service Class	$283	$868	$1,479	$3,128

20    <  Large-Cap Growth ProFund

>    Mid-Cap Value ProFund

INVESTMENT OBJECTIVE

Mid-Cap Value ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index.

PRINCIPAL INVESTMENT STRATEGY

Mid-Cap Value ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Mid-Cap Value ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Mid-Cap Value ProFund are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, mid-cap company investment risk and value investing risk.

For more information on Mid-Cap Value ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Mid-Cap Value ProFund Investor Class Shares by showing the variability of Mid-Cap Value ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Mid-Cap Value ProFund for one quarter was 18.00% (quarter ended June 30, 2003) and the lowest return was –19.68% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	34.76%	6.16%
- After Taxes on Distributions	34.76%	5.60%
- After Taxes on Distributions and Sale of Shares	22.60%	4.90%
Service Class Shares(1)	33.52%	5.21%	09/04/01

S&P MidCap 400/Barra Value Index(2)	40.18%	11.36%	09/04/01

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Mid-Cap Value ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (MLPIX)	Service Class (MLPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.05%	1.05%

Total Annual ProFund Operating Expenses	1.80%	2.80%

Example: This example is intended to help you compare the cost of investing in Mid-Cap Value ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$183	$566	$975	$2,116
Service Class	$283	$868	$1,479	$3,128

Mid-Cap Value ProFund  >    21

>    Mid-Cap Growth ProFund

INVESTMENT OBJECTIVE

Mid-Cap Growth ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index.

PRINCIPAL INVESTMENT STRATEGY

Mid-Cap Growth ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Mid-Cap Growth ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Mid-Cap Growth ProFund are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, mid-cap company investment risk and growth investing risk.

For additional information on Mid-Cap Growth ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Mid-Cap Growth ProFund Investor Class Shares by showing the variability of Mid-Cap Growth ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Mid-Cap Growth ProFund for one quarter was 15.07% (quarter ended June 30, 2003) and the lowest return was –15.84% (quarter ended September 30, 2002)

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	26.73%	0.62%
- After Taxes on Distributions	26.73%	0.52%
- After Taxes on Distributions and Sale of Shares	17.37%	0.46%
Service Class Shares(1)	25.39%	-0.35%	09/04/01

S&P MidCap 400/Barra Growth Index(2)	30.98%	4.88%	09/04/01

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Mid-Cap Growth ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (MGPIX)	Service Class (MGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.37%	1.37%

Total Annual ProFund Operating Expenses	2.12%	3.12%
Fee Waivers/Reimbursements*	-0.33%	-0.33%

Total Net Annual ProFund Operating Expenses	1.79%	2.79%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.79% for Investor Class Shares and 2.79% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Mid-Cap Growth ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$182	$632	$1,109	$2,426
Service Class	$282	$932	$1,606	$3,407

22    <  Mid-Cap Growth ProFund

>    Small-Cap Value ProFund

INVESTMENT OBJECTIVE

Small-Cap Value ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Value Index.

PRINCIPAL INVESTMENT STRATEGY

Small-Cap Value ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SmallCap 600/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Small-Cap Value ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Small-Cap Value ProFund are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, small-cap company investment risk and value investing risk.

For more information on Small-Cap Value ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Small-Cap Value ProFund Investor Class Shares by showing the variability of Small-Cap Value ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Small-Cap Value ProFund for one quarter was 21.44% (quarter ended June 30, 2003) and the lowest return was –23.88% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	34.95%	4.73%
- After Taxes on Distributions	34.92%	4.62%
- After Taxes on Distributions and Sale of Shares	22.76%	3.98%
Service Class Shares(1)	33.52%	3.67%	09/04/01

S&P SmallCap 600/Barra Value Index(2)	40.06%	9.57%	09/04/01

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Small-Cap Value ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SVPIX)	Service Class (SVPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.98%	0.98%

Total Annual ProFund Operating Expenses	1.73%	2.73%

Example: This example is intended to help you compare the cost of investing in Small-Cap Value ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$545	$939	$2,041
Service Class	$276	$847	$1,445	$3,061

Small-Cap Value ProFund  >    23

>    Small-Cap Growth ProFund

INVESTMENT OBJECTIVE

Small-Cap Growth ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Growth Index.

PRINCIPAL INVESTMENT STRATEGY

Small-Cap Growth ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SmallCap 600/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Small-Cap Growth ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Small-Cap Growth ProFund are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, small-cap company investment risk and growth investing risk.

For more information on Small-Cap Growth ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Small-Cap Growth ProFund Investor Class Shares by showing the variability of Small-Cap Growth ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Small-Cap Growth ProFund for one quarter was 16.53% (quarter ended June 30, 2003) and the lowest return was –16.40% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	34.64%	5.15%
- After Taxes on Distributions	34.56%	3.30%
- After Taxes on Distributions and Sale of Shares	22.52%	3.15%
Service Class Shares(1)	33.33%	4.34%	09/04/01

S&P SmallCap 600/Barra Growth Index(2)	37.32%	9.12%	09/04/01

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Small-Cap Growth ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SGPIX)	Service Class (SGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.05%	1.05%

Total Annual ProFund Operating Expenses	1.80%	2.80%

Example: This example is intended to help you compare the cost of investing in Small-Cap Growth ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$183	$566	$975	$2,116
Service Class	$283	$868	$1,479	$3,128

24    <  Small-Cap Growth ProFund

>    Europe 30 ProFund

INVESTMENT OBJECTIVE

Europe 30 ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

PRINCIPAL INVESTMENT STRATEGY

Europe 30 ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the ProFunds Europe 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Europe 30 ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Europe 30 ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, repurchase agreement risk and foreign investment risk. Europe 30 ProFund will have industry concentrations to approximately the same extent as the Index underlying its benchmark.

European companies could be negatively impacted by such factors as regional economic downturns, policies adopted in the European Economic and Monetary Union, or difficulties with certain countries, particularly those in Eastern Europe, implementing significant free market economic reforms.

For more information on Europe 30 ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Europe 30 ProFund Investor Class Shares by showing the variability of Europe 30 ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Please note that the performance information below reflects performance during a period (prior to September 4, 2001) when Europe 30 ProFund pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to twice (200%) the daily performance of a different benchmark index, the ProFunds Europe Index (“PEI”). The PEI averaged, on an equal-weighted basis, the daily U.S. dollar results of three European stock indices: the Financial Times Stock Exchange 100 Index, the DeutscheAktien Index and the CAC-40.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Europe 30 ProFund for one quarter was 20.33% (quarter ended December 31, 2003) and the lowest return was -29.62% (quarter ended March 31, 2001).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			03/15/99
- Before Taxes	37.81%	-12.71%
- After Taxes on Distributions	37.72%	-13.97%
- After Taxes on Distributions and Sale of Shares	24.58%	-10.84%
Service Class Shares(1)	36.65%	-12.03%	03/15/99

Dow Jones STOXX 50 Index(2)	37.19%	0.63%	03/15/99
ProFunds Europe 30 Index(3)	38.45%	-2.59%	10/18/99

(1)	Reflects no deduction for taxes.
(2)	The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Reflects no deduction for fees, expenses or taxes. Does not reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Europe 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UEPIX)	Service Class (UEPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.04%	1.04%

Total Annual ProFund Operating Expenses	1.79%	2.79%

Example: This example is intended to help you compare the cost of investing in Europe 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$182	$563	$970	$2,105
Service Class	$282	$865	$1,474	$3,119

Europe 30 ProFund  >    25

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26

>    Ultra ProFunds

Ultra ProFunds may be appropriate for investors who:

•	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.

•	believe that the value of a particular index will increase, and that by investing with the objective of doubling the index’s daily return they will achieve superior results.

•	are seeking to correspond to an index’s daily return with half the investment required of a conventional index fund.

ProFund	Index	Daily Benchmark
UltraBull	S&P 500 Index	Double (200%)
UltraMid-Cap	S&P MidCap 400 Index	Double (200%)
UltraSmall-Cap	Russell 2000 Index	Double (200%)
UltraDow 30	Dow Jones Industrial Average	Double (200%)
UltraOTC	NASDAQ-100 Index	Double (200%)
UltraJapan	Nikkei 225 Stock Average	Double (200%)

Ultra ProFunds    > 27

>    UltraBull ProFund

INVESTMENT OBJECTIVE

UltraBull ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index.

If UltraBull ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

UltraBull ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 Index. UltraBull ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in UltraBull ProFund are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

For more information on UltraBull ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in UltraBull ProFund Investor Class Shares by showing the variability of UltraBull ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraBull ProFund for one quarter was 41.34% (quarter ended December 31, 1998) and the lowest return was –34.88% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				11/27/97
- Before Taxes	55.09%	-12.14%	-4.20%
- After Taxes on Distributions	55.09%	-12.21%	-4.27%
- After Taxes on Distributions and Sale of Shares	35.81%	-9.88%	-3.53%
Service Class Shares (1)	53.37%	-12.96%	-5.09%	11/27/97

S&P 500 Index (2)	28.68%	-0.56%	4.06%	11/27/97

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraBull ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (ULPIX)	Service Class (ULPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.95%	0.95%

Total Annual ProFund Operating Expenses	1.70%	2.70%

Example: This example is intended to help you compare the cost of investing in UltraBull ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$173	$536	$923	$2,009
Service Class	$273	$838	$1,430	$3,032

28    <  UltraBull ProFund

>    UltraMid-Cap ProFund

INVESTMENT OBJECTIVE

UltraMid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If UltraMid-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

UltraMid-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. UltraMid-Cap ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in UltraMid-Cap ProFund are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and mid-cap company investment risk.

For more information on UltraMid-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in UltraMid-Cap ProFund Investor Class Shares by showing the variability of UltraMid-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraMid-Cap ProFund for one quarter was 35.62% (quarter ended June 30, 2003) and the lowest return was –34.31% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			02/07/00
- Before Taxes	69.14%	-1.16%
- After Taxes on Distributions	69.14%	-1.16%
- After Taxes on Distributions and Sale of Shares	44.94%	-0.98%
Service Class Shares (1)	67.78%	-2.07%	02/07/00

S&P MidCap 400 Index (2)	35.62%	7.91%	02/07/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraMid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $ 10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UMPIX)	Service Class (UMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.12%	1.12%

Total Annual ProFund Operating Expenses	1.87%	2.87%
Fee Waivers/Reimbursements*	-0.32%	-0.32%

Total Net Annual ProFund Operating Expenses	1.55%	2.55%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.55% for Investor Class Shares and 2.55% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in UltraMid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$158	$557	$981	$2,164
Service Class	$258	$859	$1,485	$3,172

Ultra Mid-Cap ProFund  >    29

>    UltraSmall-Cap ProFund

INVESTMENT OBJECTIVE

UltraSmall-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

If UltraSmall-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

UltraSmall-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. UltraSmall-Cap ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in UltraSmall-Cap ProFund are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and small-cap company investment risk.

For more information on UltraSmall-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in UltraSmall-Cap ProFund Investor Class Shares by showing the variability of UltraSmall-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraSmall-Cap ProFund for one quarter was 48.14% (quarter ended June 30, 2003) and the lowest return was -40.18% (quarter ended September 30, 2001).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			02/07/00
- Before Taxes	100.52%	-10.71%
- After Taxes on Distributions	100.52%	-10.71%
- After Taxes on Distributions and Sale of Shares	65.34%	-8.86%
Service Class Shares (1)	98.19%	-11.58%	02/07/00

Russell 2000 Index (2)	47.29%	2.60%	02/07/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraSmall-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UAPIX)	Service Class (UAPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.01%	1.01%

Total Annual ProFund Operating Expenses	1.76%	2.76%

Example: This example is intended to help you compare the cost of investing in UltraSmall-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$179	$554	$954	$2,073
Service Class	$279	$856	$1,459	$3,090

30    <  UltraSmall-Cap ProFund

>    UltraDow 30 ProFund

INVESTMENT OBJECTIVE

UltraDow 30 ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Dow Jones Industrial Average (DJIA).

If UltraDow 30 ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the DJIA when the DJIA rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the DJIA when the DJIA declines on a given day.

PRINCIPAL INVESTMENTS TRATEGY

UltraDow 30 ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the DJIA. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the DJIA and/or financial instruments with similar economic characteristics. UltraDow 30 ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. UltraDow 30 ProFund will have industry concentrations to approximately the same extent as the DJIA.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in UltraDow 30 ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

For more information on UltraDow 30 ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart below shows the performance of UltraDow 30 ProFund Investor Class Shares for the latest calendar year. The table below provides an indication of the risks of investing in UltraDow 30 ProFund by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraDow 30 ProFund for one quarter was 26.59% (quarter ended December 31, 2003) and the lowest return was -10.13% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/03/02
- Before Taxes	51.02%	2.87%
- After Taxes on Distributions	50.99%	2.81%
- After Taxes on Distributions and Sale of Shares	33.16%	2.40%
Service Class Shares (1)	49.84%	2.07%	06/03/02

DJIA (2)	28.29%	7.22%	06/03/02

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraDow 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UDPIX)	Service Class (UDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.13%	1.13%

Total Annual ProFund Operating Expenses	1.88%	2.88%
Fee Waivers/Reimbursements*	-0.30%	-0.30%

Total Net Annual ProFund Operating Expenses	1.58%	2.58%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in UltraDow 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$562	$988	$2,177
Service Class	$261	$864	$1,492	$3,183

UltraDow 30 ProFund   >    31

>    UltraOTC ProFund

INVESTMENT OBJECTIVE

UltraOTC ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index.

If UltraOTC ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENTS TRATEGY

UltraOTC ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities traded on NASDAQ or other over-the-counter markets and/or financial instruments with similar economic characteristics. UltraOTC ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in UltraOTC ProFund are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and technology investment risk.

For more information on UltraOTC ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in UltraOTC ProFund Investor Class Shares by showing the variability of UltraOTC ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraOTC ProFund for one quarter was 126.35% (quarter ended December 31, 1999) and the lowest return was -62.35% (quarter ended December 31, 2000).

Average Annual Total Returns As of December 31, 2003	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				12/01/97
- Before Taxes	102.41%	-30.03%	-13.98%
- After Taxes on Distributions	102.41%	-30.56%	-14.53%
- After Taxes on Distributions and Sale of Shares	66.57%	-21.33%	-10.45%
Service Class Shares (1)	100.29%	-30.74%	-14.76%	12/01/97

NASDAQ-100 Index (2)	49.49%	-4.28%	5.29%	12/01/97

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraOTC ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UOPIX)	Service Class (UOPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.81%	0.81%

Total Annual ProFund Operating Expenses	1.56%	2.56%

Example: This example is intended to help you compare the cost of investing in UltraOTC ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$159	$493	$850	$1,856
Service Class	$259	$796	$1,360	$2,895

32    <  UltraOTC ProFund

>    UltraJapan ProFund

INVESTMENT OBJECTIVE

UltraJapan ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Nikkei 225 Stock Average.

UltraJapan ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with twice the daily performance of related futures contracts traded in the United States related to the Nikkei 225 Stock Average. If UltraJapan ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the daily performance of the related futures contracts. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the related futures contracts when they decline on a given day.

PRINCIPAL INVESTMENTSTRATEGY

UltraJapan ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the Nikkei 225 Stock Average. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities of Japanese companies and/or financial instruments with similar economic characteristics. UltraJapan ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in UltraJapan ProFund are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, repurchase agreement risk, volatility risk and foreign investment risk.

Japanese economic growth has weakened and Japan’s stock markets have significantly declined since the early 1990s, and the current economic conditions remain uncertain. Japanese companies could be hurt by a failure to successfully implement significant proposed reforms to Japan’s economy and financial system, among other considerations. UltraJapan ProFund is also subject to valuation time risk. UltraJapan ProFund generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of UltraJapan ProFund’s performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFund Advisors believes that over time UltraJapan ProFund’s performance will correlate highly with the movement of the Nikkei 225 Stock Average. The U.S. traded Nikkei futures and options contracts utilized by UltraJapan ProFund are not sensitive to changes in the dollar/yen exchange rate.

For more information on UltraJapan ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in UltraJapan ProFund Investor Class Shares by showing the variability of UltraJapan ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraJapan ProFund for one quarter was 28.12% (quarter ended June 30, 2003) and the lowest return was -44.15% (quarter ended September 30, 2001).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			02/07/00
- Before Taxes	47.68%	-32.27%
- After Taxes on Distributions	47.68%	-32.68%
- After Taxes on Distributions and Sale of Shares	30.99%	-24.50%
Service Class Shares (1)	46.30%	-32.95%	02/07/00

Nikkei 225 Stock Average (2)	38.99%	-13.80%	02/07/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraJapan ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UJPIX)	Service Class (UJPSX)
Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.05%	1.05%

Total Annual ProFund Operating Expenses	1.95%	2.95%
Fee Waivers/Reimbursements*	-0.20%	-0.20%

Total Net Annual ProFund Operating Expenses	1.75%	2.75%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.75% for Investor Class Shares and 2.75% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in UltraJapan ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$178	$593	$1,034	$2,259
Service Class	$278	$894	$1,535	$3,257

UltraJapan ProFund  >    33

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34

>    Inverse ProFunds

Inverse ProFunds may be appropriate for investors who:

•	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.

•	expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

•	are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

ProFund	Index	Daily Benchmark
Bear	S&P 500 Index	100% of the Inverse
Short Mid-Cap	S&P MidCap 400 Index	100% of the Inverse
Short Small-Cap	Russell 2000 Index	100% of the Inverse
Short Dow 30	Dow Jones Industrial Average	100% of the Inverse
Short OTC	NASDAQ-100 Index	100% of the Inverse
UltraBear	S&P 500 Index	200% of the Inverse
UltraShort Mid-Cap	S&P MidCap 400 Index	200% of the Inverse
UltraShort Small-Cap	Russell 2000 Index	200% of the Inverse
UltraShort Dow 30	Dow Jones Industrial Average	200% of the Inverse
UltraShort OTC	NASDAQ-100 Index	200% of the Inverse

Inverse ProFund  >    35

>    Bear ProFund

INVESTMENT OBJECTIVE

Bear ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.

If Bear ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

Bear ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Bear ProFund are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk and repurchase agreement risk.

For more information on Bear ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Bear ProFund Investor Class Shares by showing the variability of Bear ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Bear ProFund for one quarter was 17.69% (quarter ended September 30, 2002) and the lowest return was -17.06% (quarter ended December 31, 1998).

Average Annual Total Returns As of December 31,2003	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				12/30/97
- Before Taxes	-24.46%	1.28%	-2.52%
- After Taxes on Distributions	-24.46%	-0.39%	-3.91%
- After Taxes on Distributions and Sale of Shares	-15.90%	0.01%	-3.00%
Service Class Shares (1)	-25.21%	0.27%	-3.44%	12/30/97

S&P 500 Index (2)	28.68%	-0.56%	3.82%	12/30/97

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Bear ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BRPIX)	Service Class (BRPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.98%	0.98%

Total Annual ProFund Operating Expenses	1.73%	2.73%

Example: This example is intended to help you compare the cost of investing in Bear ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$545	$939	$2,041
Service Class	$276	$847	$1,445	$3,061

36    <  Bear ProFund

>    Short Mid-Cap ProFund

INVESTMENT OBJECTIVE

Short Mid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P MidCap 400 Index.

If Short Mid-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P MidCap 400 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

Short Mid-Cap ProFund invests in financial instruments that should have similar daily return characteristics as the inverse of the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Short Mid-Cap ProFund are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and mid-cap company investment risk.

For more information on Short Mid-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

Short Mid-Cap ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Short Mid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.71%	0.71%

Total Annual ProFund Operating Expenses	1.46%	2.46%

*	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in Short Mid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$149	$462
Service Class	$249	$767

Short Mid-Cap ProFund  >    37

>    Short Small-Cap ProFund

INVESTMENT OBJECTIVE

Short Small-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

If Short Small-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

Short Small-Cap ProFund invests in financial instruments that should have similar daily return characteristics as the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Short Small-Cap ProFund are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and small-cap company investment risk.

For more information on Short Small-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart below shows the performance of Short Small-Cap ProFund Investor Class Shares for the latest calendar year. The table below provides an indication of the risks of investing in Short Small-Cap ProFund by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of Short Small-Cap ProFund for one quarter was 3.73% (quarter ended March 31, 2003) and the lowest return was -19.92% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			05/01/02
- Before Taxes	-34.74%	-11.76%
- After Taxes on Distributions	-34.74%	-11.76%
- After Taxes on Distributions and Sale of Shares	-22.58%	-9.93%
Service Class Shares (1)	-35.19%	-12.47%	05/01/02

Russell 2000 Index (2)	47.29%	6.79%	05/01/02

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Short Small-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SHPIX)	Service Class (SHPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.02%	1.02%

Total Annual ProFund Operating Expenses	1.77%	2.77%

Example: This example is intended to help you compare the cost of investing in Short Small-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$180	$557	$959	$2,084
Service Class	$280	$859	$1,464	$3,099

38    <  Short Small-Cap ProFund

>    Short Dow 30 ProFund

INVESTMENT OBJECTIVE

Short Dow 30 ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones Industrial Average (DJIA).

If Short Dow 30 ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the DJIA when the DJIA declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the DJIA when the DJIA rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

Short Dow 30 ProFund takes positions in financial instruments that should have similar daily return characteristics as the inverse of the DJIA. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the DJIA. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Short Dow 30 ProFund are active investor risk, market risk, equity risk, concentration risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk and repurchase agreement risk.

For more information on Short Dow 30 ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

Short Dow 30 ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Short Dow 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.71%	0.71%

Total Annual ProFund Operating Expenses	1.46%	2.46%

*	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in Short Dow 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$149	$462
Service Class	$249	$767

Short Dow 30 ProFund  >    39

>    Short OTC ProFund

INVESTMENT OBJECTIVE

Short OTC ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If Short OTC ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

Short OTC ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities traded on NASDAQ or other over-the-counter markets and/or financial instruments with similar economic characteristics. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Short OTC ProFund are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and technology investment risk.

For more information on Short OTC ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart below shows the performance of Short OTC ProFund Investor Class Shares for the latest calendar year. The table below provides an indication of the risks of investing in Short OTC ProFund by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of Short OTC ProFund for one quarter was -5.61% (quarter ended March 31, 2003) and the lowest return was -16.57% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			05/01/02
- Before Taxes	-37.37%	-18.88%
- After Taxes on Distributions	-37.37%	-18.94%
- After Taxes on Distributions and Sale of Shares	-24.29%	-15.90%
Service Class Shares (1)	-37.98%	-19.73%	05/01/02

NASDAQ-100 Index (2)	49.49%	15.92%	05/01/02

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Short OTC ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SOPIX)	Service Class (SOPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.13%	1.13%

Total Annual ProFund Operating Expenses	1.88%	2.88%
Fee Waivers/Reimbursements*	-0.09%	-0.09%

Total Net Annual ProFund Operating Expenses	1.79%	2.79%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.79% for Investor Class Shares and 2.79% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Short OTC ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$182	$582	$1,008	$2,194
Service Class	$282	$883	$1,510	$3,198

40    <  Short OTC ProFund

>    UltraBear ProFund

UltraBear ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P 500 Index.

If UltraBear ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

UltraBear ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the S&P 500 Index. UltraBear ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in UltraBear ProFund are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and volatility risk.

For more information on UltraBear ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in UltraBear ProFund Investor Class Shares by showing the variability of UltraBear ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

[GRAPHIC APPEARS HERE]

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraBear ProFund for one quarter was 35.33% (quarter ended September 30, 2001) and the lowest return was -32.26% (quarter ended December 31, 1998).

Average Annual Total Returns As of December 31, 2003	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				12/22/97
- Before Taxes	-43.76%	-4.16%	-10.39%
- After Taxes on Distributions	-43.76%	-4.88%	-10.95%
- After Taxes on Distributions and Sale of Shares	-28.44%	-3.93%	-8.73%
Service Class Shares (1)	-44.32%	-5.02%	-11.09%	12/22/97

S&P 500 Index (2)	28.68%	-0.56%	4.12%	12/22/97

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraBear ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (URPIX)	Service Class (URPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.90%	0.90%

Total Annual ProFund Operating Expenses	1.65%	2.65%

Example: This example is intended to help you compare the cost of investing in UltraBear ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$168	$520	$897	$1,955
Service Class	$268	$823	$1,405	$2,983

UltraBear ProFund  >    41

>    UltraShort Mid-Cap ProFund

INVESTMENT OBJECTIVE

UltraShort Mid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P MidCap 400 Index.

If UltraShort Mid-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the S&P MidCap 400 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

UltraShort Mid-Cap ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the Index. UltraShort Mid-Cap ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in UltraShort Mid-Cap ProFund are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk, volatility risk and mid-cap company investment risk.

For more information on UltraShort Mid-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraShort Mid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UIPIX)	Service Class (UIPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.71%	0.71%

Total Annual ProFund Operating Expenses	1.46%	2.46%

*	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in UltraShort Mid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$149	$462
Service Class	$249	$767

42    <  UltraShort Mid-Cap ProFund

>    UltraShort Small-Cap ProFund

INVESTMENT OBJECTIVE

UltraShort Small-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Russell 2000 Index.

If UltraShort Small-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

UltraShort Small-Cap ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the Index. UltraShort Small-Cap ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in UltraShort Small-Cap ProFund are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk, volatility risk and small-cap company investment risk.

For more information on UltraShort Small-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraShort Small-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UCPIX)	Service Class (UCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.71%	0.71%

Total Annual ProFund Operating Expenses	1.46%	2.46%

*	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in UltraShort Small-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$149	$462
Service Class	$249	$767

UltraShort Small-Cap ProFund  >    43

>    UltraShort Dow 30 ProFund

INVESTMENT OBJECTIVE

UltraShort Dow 30 ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Dow Jones Industrial Average (DJIA).

If UltraShort Dow 30 ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the DJIA when the DJIA declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the DJIA when the DJIA rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

UltraShort Dow 30 ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the DJIA. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the DJIA. UltraShort Dow 30 ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in UltraShort Dow 30 ProFund are active investor risk, market risk, equity risk, concentration risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and volatility risk.

For more information on UltraShort Dow 30 ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

UltraShort Dow 30 ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraShort Dow 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.71%	0.71%

Total Annual ProFund Operating Expenses	1.46%	2.46%

*	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in UltraShort Dow 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$149	$462
Service Class	$249	$767

44    <  UltraShort Dow 30 ProFund

>    UltraShort OTC ProFund

INVESTMENT OBJECTIVE

UltraShort OTC ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If UltraShort OTC ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

UltraShort OTC ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities traded on NASDAQ or other over-the-counter markets and/or financial instruments with similar economic characteristics. UltraShort OTC ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in UltraShort OTC ProFund are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk, volatility risk and technology investment risk.

For more information on UltraShort OTC ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in UltraShort OTC ProFund Investor Class Shares by showing the variability of UltraShort OTC ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraShort OTC ProFund for one quarter was 116.60% (quarter ended September 30, 2001) and the lowest return was -58.91% (quarter ended December 31, 1999).

Average Annual Total Returns As of December 31, 2003	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/02/98
- Before Taxes	-62.80%	-36.32%	-45.43%
- After Taxes on Distributions	-62.81%	-37.29%	-46.18%
- After Taxes on Distributions and Sale of Shares	-40.82%	-25.09%	-26.61%
Service Class Shares (1)	-63.15%	-36.91%	-45.89%	06/02/98

NASDAQ-100 Index (2)	49.49%	-4.28%	3.98%	06/02/98

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraShort OTC ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (USPIX)	Service Class (USPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.90%	0.90%

Total Annual ProFund Operating Expenses	1.65%	2.65%

Example: This example is intended to help you compare the cost of investing in UltraShort OTC ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$168	$520	$897	$1,955
Service Class	$268	$823	$1,405	$2,983

UltraShort OTC ProFund  >    45

This Page Intentionally Left Blank

46

>    UltraSector ProFunds

UltraSector ProFunds may be appropriate for investors who:

•	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.

•	desire to add investments in economic sectors with perceived above-average growth potential.

•	actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change.

•	want to gain investment exposure to a particular economic sector of the U.S. or global economy.

ProFund	Index	Daily Benchmark
Banks	Dow Jones U.S. Banks Index	150%
Basic Materials	Dow Jones U.S. Basic Materials Sector Index	150%
Biotechnology	Dow Jones U.S. Biotechnology Index	150%
Consumer Cyclical	Dow Jones U.S. Consumer Cyclical Sector Index	150%
Consumer Non-Cyclical	Dow Jones U.S. Consumer Non-Cyclical Sector Index	150%
Energy	Dow Jones U.S. Energy Sector Index	150%
Financial	Dow Jones U.S. Financial Sector Index	150%
Healthcare	Dow Jones U.S. Healthcare Sector Index	150%
Industrial	Dow Jones U.S. Industrial Sector Index	150%
Internet	Dow Jones Composite Internet Index	150%
Leisure Goods & Services	Dow Jones U.S. Leisure Goods & Services Index	150%
Oil Drilling Equipment & Services	Dow Jones U.S. Oil Drilling Equipment & Services Index	150%
Pharmaceuticals	Dow Jones U.S. Pharmaceuticals Index	150%
Precious Metals	Dow Jones Precious Metals Index	150%
Real Estate	Dow Jones U.S. Real Estate Index	150%
Semiconductor	Dow Jones U.S. Semiconductor Index	150%
Technology	Dow Jones U.S. Technology Sector Index	150%
Telecommunications	Dow Jones U.S. Telecommunications Sector Index	150%
Utilities	Dow Jones U.S. Utilities Sector Index	150%
Wireless Communications	Dow Jones U.S. Wireless Communications Index	150%

47

>    Banks UltraSector ProFund

INVESTMENT OBJECTIVE

Banks UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Banks Index.

If Banks UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Banks Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Banks UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Banks Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Banks UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Banks UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Banks UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Banks UltraSector ProFund is also subject to risks faced by companies in the banking industry, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns); severe price competition; and newly enacted laws expected to result in increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Banks UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Banks UltraSector ProFund Investor Class Shares by showing the variability of Banks UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Banks UltraSector ProFund for one quarter was 28.11% (quarter ended June 30, 2003) and the lowest return was –21.98% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31,2003	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	46.23%	10.33%
- After Taxes on Distributions	43.39%	8.54%
- After Taxes on Distributions and Sale of Shares	29.60%	7.57%
Service Class Shares (1)	45.04%	9.46%	09/04/01

S&P 500 Index (2)	28.68%	0.88%	09/04/01
Dow Jones U.S. Banks Index (2)	32.94%	11.56%	09/04/01

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Banks UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BKPIX)	Service Class (BKPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	3.88%	3.88%

Total Annual ProFund Operating Expenses	4.63%	5.63%
Fee Waivers/Reimbursements*	-2.68%	-2.68%

Total Net Annual ProFund Operating Expenses	1.95%	2.95%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Banks UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$1,156	$2,121	$4,564
Service Class	$298	$1,440	$2,567	$5,325

48    <  Banks UltraSector ProFund

>    Basic Materials UltraSector ProFund

INVESTMENT OBJECTIVE

Basic Materials UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Basic Materials Sector Index.

If Basic Materials UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Basic Materials Sector Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Basic Materials UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Basic Materials Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Basic Materials UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Basic Materials UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Basic Materials UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Basic Materials UltraSector ProFund is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Basic Materials UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Basic Materials UltraSector ProFund Investor Class Shares by showing the variability of Basic Materials UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Basic Materials UltraSector ProFund for one quarter was 35.03% (quarter ended December 31, 2003) and the lowest return was -34.18% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	47.49%	4.59%
- After Taxes on Distributions	47.47%	4.55%
- After Taxes on Distributions and Sale of Shares	30.88%	3.89%
Service Class Shares (1)	46.31%	4.34%	09/04/01

S&P 500 Index (2)	28.68%	0.88%	09/04/01
Dow Jones U.S. Basic
Materials Sector Index (2)	35.68%	9.19%	09/04/01

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Basic Materials UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BMPIX)	Service Class (BMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.49%	1.49%

Total Annual ProFund Operating Expenses	2.24%	3.24%
Fee Waivers/Reimbursements*	-0.29%	-0.29%

Total Net Annual ProFund Operating Expenses	1.95%	2.95%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Basic Materials UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$672	$1,174	$2,552
Service Class	$298	$971	$1,668	$3,520

Basic Materials UltraSector ProFund    >  49

>    Biotechnology UltraSector ProFund

INVESTMENT OBJECTIVE

Biotechnology UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Biotechnology Index.

If Biotechnology UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Biotechnology Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Biotechnology UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Biotechnology Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Biotechnology UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Biotechnology UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Biotechnology UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Biotechnology UltraSector ProFund is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Biotechnology UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Biotechnology UltraSector ProFund Investor Class Shares by showing the variability of Biotechnology UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Biotechnology UltraSector ProFund for one quarter was 35.09% (quarter ended June 30, 2003) and the lowest return was -43.77% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/19/00
- Before Taxes	61.72%	-22.97%
- After Taxes on Distributions	61.72%	-22.97%
- After Taxes on Distributions and Sale of Shares	40.12%	-18.38%
Service Class Shares (1)	60.18%	-23.69%	06/19/00

S&P 500 Index (2)	28.68%	-6.47%	06/19/00
Dow Jones U.S. Biotechnology Index (2)	42.99%	-10.34%	06/19/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Biotechnology UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10  (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BIPIX)	Service Class (BIPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.18%	1.18%

Total Annual ProFund Operating Expenses	1.93%	2.93%

Example: This example is intended to help you compare the cost of investing in Biotechnology UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$196	$606	$1,042	$2,254
Service Class	$296	$907	$1,543	$3,252

50    <  Biotechnology UltraSector ProFund

>    Consumer Cyclical UltraSector ProFund

INVESTMENT OBJECTIVE

Consumer Cyclical UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Consumer Cyclical Sector Index.

If Consumer Cyclical UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Consumer Cyclical Sector Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Consumer Cyclical UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Consumer Cyclical Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Consumer Cyclical UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Consumer Cyclical UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Consumer Cyclical UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Consumer Cyclical UltraSector ProFund is also subject to risks faced by companies in the consumer cyclical economic sector, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Consumer Cyclical UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Consumer Cyclical UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (CYPIX)	Service Class (CYPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.85%	0.85%

Total Annual ProFund Operating Expenses	1.60%	2.60%

*	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in Consumer Cyclical UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$163	$505
Service Class	$263	$808

Consumer Cyclical UltraSector ProFund  >    51

>    Consumer Non-UltraSector ProFund

INVESTMENT OBJECTIVE

Consumer Non-Cyclical UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Consumer Non-Cyclical Sector Index.

If Consumer Non-Cyclical UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Consumer Non-Cyclical Sector Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Consumer Non-Cyclical UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Consumer Non Cyclical Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Consumer Non-Cyclical UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Consumer Non-Cyclical UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Consumer Non-Cyclical UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Consumer Non-Cyclical UltraSector ProFund is also subject to risks faced by companies in the consumer non-cyclical economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Consumer Non-Cyclical UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Consumer Non-Cyclical UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (CNPIX)	Service Class (CNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.85%	0.85%

Total Annual ProFund Operating Expenses	1.60%	2.60%

*	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in Consumer Non-Cyclical UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$163	$505
Service Class	$263	$808

52    <  Consumer Non-Cylical UltraSector ProFund

>    Energy UltraSector ProFund

INVESTMENT OBJECTIVE

Energy UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Energy Sector Index.

If Energy UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Energy Sector Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Energy UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Energy Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Energy UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Energy UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Energy UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Energy UltraSector ProFund is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Energy UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Energy UltraSector ProFund Investor Class Shares by showing the variability of Energy UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Energy UltraSector ProFund for one quarter was 22.15% (quarter ended December 31, 2003) and the lowest return was -28.73% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/19/00
- Before Taxes	32.71%	-6.69%
- After Taxes on Distributions	32.71%	-6.69%
- After Taxes on Distributions and Sale of Shares	21.26%	-5.61%
Service Class Shares(1)	31.34%	-7.59%	06/19/00

S&P 500 Index(2)	28.68%	-6.47%	06/19/00
Dow Jones U.S. Energy Sector Index(2)	25.74%	0.90%	06/19/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Energy UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (ENPIX)	Service Class (ENPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.34%	1.34%

Total Annual ProFund Operating Expenses	2.09%	3.09%
Fee Waivers/Reimbursements*	-0.14%	-0.14%

Total Net Annual ProFund Operating Expenses	1.95%	2.95%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Energy UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$641	$1,111	$2,410
Service Class	$298	$941	$1,608	$3,392

Energy Ultra Sector ProFund  >    53

>    Financial UltraSector ProFund

INVESTMENT OBJECTIVE

Financial UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Financial Sector Index.

If Financial UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Financial Sector Index when Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Financial UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Financial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Financial UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Financial UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Financial UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Financial UltraSector ProFund is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Financial UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Financial UltraSector ProFund Investor Class Shares by showing the variability of Financial UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Financial UltraSector ProFund for one quarter was 26.05% (quarter ended June 30, 2003) and the lowest return was -24.82% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31,2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/19/00
- Before Taxes	43.50%	3.71%
- After Taxes on Distributions	43.50%	3.70%
- After Taxes on Distributions and Sale of Shares	28.27%	3.17%
Service Class Shares(1)	42.19%	2.79%	06/19/00

S&P 500 Index(2)	28.68%	-6.47%	06/19/00
Dow Jones U.S. Financial Sector Index(2)	32.23%	8.45%	06/19/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Financial UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (FNPIX)	Service Class (FNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.52%	1.52%

Total Annual ProFund Operating Expenses	2.27%	3.27%
Fee Waivers/Reimbursements*	-0.32%	-0.32%

Total Net Annual ProFund Operating Expenses	1.95%	2.95%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Financial UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$679	$1,186	$2,581
Service Class	$298	$977	$1,680	$3,546

54    <  Financial UltraSector ProFund

>    Healthcare UltraSector ProFund

INVESTMENT OBJECTIVE

Healthcare UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Healthcare Sector Index.

If Healthcare UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Healthcare Sector Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Healthcare UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Healthcare Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Healthcare UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Healthcare UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Healthcare UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Healthcare UltraSector ProFund is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may under-perform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Healthcare UltraSector investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Healthcare UltraSector ProFund Investor Class Shares by showing the variability of Healthcare UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Healthcare UltraSector ProFund for one quarter was 15.74% (quarter ended June 30, 2003) and the lowest return was -26.07% (quarter ended March 31, 2001).

Average Annual Total Returns As of December 31,2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/19/00
- Before Taxes	25.34%	-9.78%
- After Taxes on Distributions	25.34%	-9.78%
- After Taxes on Distributions and Sale of Shares	16.47%	-8.14%
Service Class Shares(1)	24.33%	-10.64%	06/19/00

S&P 500 Index(2)	28.68%	-6.47%	06/19/00
Dow Jones U.S. Healthcare Sector Index(2)	19.43%	-1.99%	06/19/00

(1)	Reflects no deduction for taxes
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Healthcare UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (HCPIX)	Service Class (HCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.79%	2.79%

Total Annual ProFund Operating Expenses	3.54%	4.54%
Fee Waivers/Reimbursements*	-1.59%	-1.59%

Total Net Annual ProFund Operating Expenses	1.95%	2.95%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Healthcare UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$938	$1,700	$3,705
Service Class	$298	$1,229	$2,168	$4,555

Healthcare UltraSector ProFund  >    55

>    Industrial UltraSector ProFund

INVESTMENT OBJECTIVE

Industrial UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Industrial Sector Index.

If Industrial UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Industrial Sector Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Industrial UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Industrial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Industrial UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Industrial UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Industrial UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Industrial UltraSector ProFund is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may under-perform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Industrial UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Industrial UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (IDPIX)	Service Class (IDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.85%	0.85%

Total Annual ProFund Operating Expenses	1.60%	2.60%

*	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in Industrial UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$163	$505
Service Class	$263	$808

56    <  Industrial UltraSector ProFund

>    Internet UltraSector ProFund

INVESTMENT OBJECTIVE

Internet UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones Composite Internet Index.

If Internet UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones Composite Internet Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Internet UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones Composite Internet Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Internet UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Internet UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Internet UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and technology investment risk.

In addition to the risks noted above, Internet UltraSector ProFund is also subject to risks faced by companies in the Internet sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Internet UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Internet UltraSector ProFund Investor Class Shares by showing the variability of Internet UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark Index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Internet UltraSector ProFund for one quarter was 94.32% (quarter ended December 31, 2001) and the lowest return was -70.02% (quarter ended September 30, 2001).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/19/00
- Before Taxes	128.91%	-54.59%
- After Taxes on Distributions	128.91%	-54.59%
- After Taxes on Distributions and Sale of Shares	83.79%	-36.38%
Service Class Shares (1)	126.72%	-55.16%	06/19/00

S&P 500 Index (2)	28.68%	-6.47%	06/19/00
Dow Jones Composite Internet Index (2)	81.73%	-33.31%	06/19/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Internet UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFund.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (INPIX)	Service Class (INPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.99%	0.99%

Total Annual ProFund Operating Expenses	1.74%	2.74%

Example: This example is intended to help you compare the cost of investing in Internet UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$177	$548	$944	$2,052
Service Class	$277	$850	$1,450	$3,070

Internet UltraSector ProFund  >    57

>    Leisure Goods & Services UltraSector ProFund

INVESTMENT OBJECTIVE

Leisure Goods & Services UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Leisure Goods & Services Index.

If Leisure Goods & Services UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Leisure Goods & Services Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Leisure Goods & Services UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Leisure Goods & Services Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Leisure Goods & Services UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Leisure Goods & Services UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Leisure Goods & Services UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Leisure Goods & Services UltraSector ProFund is also subject to risks faced by companies in the leisure goods and services industry, including: effects on securities prices and profitability based on the domestic and international economy, competition, disposable household income, consumer spending and consumer tastes; increased effects from government regulation; severe competition and risks of new technologies. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Leisure Goods & Services UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

Leisure Goods & Services UltraSector ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND.

The table below describes the fees and expenses you may pay if you buy and hold shares of Leisure Goods & Services UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.85%	0.85%

Total Annual ProFund Operating Expenses	1.60%	2.60%

*	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in Leisure Goods & Services UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$163	$505
Service Class	$263	$808

58    <  Leisure Goods & Services UltraSector ProFund

>    Oil Drilling Equipment & Services UltraSector ProFund

INVESTMENT OBJECTIVE

Oil Drilling Equipment & Services UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Oil Drilling Equipment & Services Index.

If Oil Drilling Equipment & Services UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Oil Drilling Equipment & Services Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Oil Drilling Equipment & Services UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Oil Drilling Equipment & Services Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Oil Drilling Equipment & Services UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Oil Drilling Equipment & Services UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Oil Drilling Equipment & Services UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Oil Drilling Equipment & Services UltraSector ProFund is also subject to risks faced by companies in the oil drilling equipment and services industry, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Oil Drilling Equipment & Services UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

Oil Drilling Equipment & Services UltraSector ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Oil Drilling Equipment & Services UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.85%	0.85%

Total Annual ProFund Operating Expenses	1.60%	2.60%

*	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in Oil Drilling Equipment & Services UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$163	$505
Service Class	$263	$808

Oil Drilling Equipment & Services UltraSector ProFund  >    59

>    Pharmaceuticals UltraSector ProFund

INVESTMENT OBJECTIVE

Pharmaceuticals UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

If Pharmaceuticals UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as Dow Jones U.S. Pharmaceuticals Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Pharmaceuticals UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Pharmaceuticals Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Pharmaceuticals UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Pharmaceuticals UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Pharmaceuticals UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Pharmaceuticals UltraSector ProFund is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Pharmaceuticals UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Pharmaceuticals UltraSector ProFund Investor Class Shares by showing the variability of Pharmaceuticals UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Pharmaceuticals UltraSector ProFund for one quarter was 11.49% (quarter ended December 31, 2002) and the lowest return was -27.70% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/28/00
- Before Taxes	7.80%	-14.36%
- After Taxes on Distributions	7.80%	-14.36%
- After Taxes on Distributions and Sale of Shares	5.07%	-11.81%
Service Class Shares (1)	7.02%	-15.06%	06/28/00

S&P 500 Index (2)	28.68%	-5.95%	06/28/00
Dow Jones U.S. Pharmaceuticals Index (2)	9.45%	-5.17%	06/28/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Pharmaceuticals UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (PHPIX)	Service Class (PHPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.45%	1.45%

Total Annual ProFund Operating Expenses	2.20%	3.20%
Fee Waivers/Reimbursements*	-0.25%	-0.25%

Total Net Annual ProFund Operating Expenses	1.95%	2.95%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Pharmaceuticals UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$664	$1,157	$2,514
Service Class	$298	$963	$1,652	$3,486

60    <  Pharmaceuticals UltraSector ProFund

>    Precious Metals UltraSector ProFund

INVESTMENT OBJECTIVE

Precious Metals UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones Precious Metals Index.

If Precious Metals UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as its benchmark Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Precious Metals UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) its benchmark index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Precious Metals UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Precious Metals UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Precious Metals UltraSector ProFund are active investor risk, market risk, equity risk,- concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and foreign investment risk.

In addition to the risks noted above, Precious Metals UltraSector ProFund is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on Precious Metals UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart below shows the performance of Precious Metals UltraSector ProFund Investor Class Shares for the latest calendar year. The table below provides an indication of the risks of investing in Precious Metals UltraSector ProFund by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Please note that the performance information below reflects performance during periods when Precious Metals UltraSector ProFund sought daily investment results, before fees and expenses, that corresponded to the Philadelphia Stock Exchange® Gold/Silver Sector™ Index.

Annual Return as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of Precious Metals UltraSector ProFund for one quarter was 28.44% (quarter ended December 31, 2003) and the lowest return was -20.03% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/03/02
- Before Taxes	58.67%	12.50%
- After Taxes on Distributions	58.67%	12.50%
- After Taxes on Distributions and Sale of Shares	38.14%	10.68%
Service Class Shares (1)	57.17%	11.51%	06/03/02

S&P 500 Index (2)	28.68%	6.22%	06/03/02
Philadelphia Stock Exchange®
Gold/Silver Sector™ Index (2)(3)	43.95%	17.32%	06/03/02

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	The index underlying the Precious Metals UltraSector ProFund’s benchmark will change from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Precious Metals UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (PMPIX)	Service Class (PMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.94%	0.94%

Total Annual ProFund Operating Expenses	1.69%	2.69%

Example: This example is intended to help you compare the cost of investing in Precious Metals UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$172	$533	$918	$1,998
Service Class	$272	$835	$1,425	$3,022

Precious Metals UltraSector ProFund  >    61

>    Real Estate UltraSector ProFund

INVESTMENT OBJECTIVE

Real Estate UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Real Estate Index.

If Real Estate UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Real Estate Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Real Estate UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Real Estate UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Real Estate UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Real Estate UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Real Estate UltraSector ProFund is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment rust (“REIT”) that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Real Estate UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Real Estate UltraSector ProFund Investor Class Shares by showing the variability of Real Estate UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Real Estate UltraSector ProFund for one quarter was 18.07% (quarter ended June 30, 2003) and the lowest return was –15.94% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/19/00
- Before Taxes	49.87%	16.76%
- After Taxes on Distributions	46.37%	13.19%
- After Taxes on Distributions and Sale of Shares	31.90%	12.07%
Service Class Shares (1)	47.80%	15.47%	06/19/00

S&P 500 Index (2)	28.68%	-6.47%	06/19/00
Dow Jones U.S. Real Estate Index (2)	36.89%	17.63%	06/19/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Real Estate UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (REPIX)	Service Class (REPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.09%	1.09%

Total Annual ProFund Operating Expenses	1.84%	2.84%

Example: This example is intended to help you compare the cost of investing in Real Estate UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$187	$579	$995	$2,159
Service Class	$287	$880	$1,499	$3,166

62    <  Real Estate UltraSector ProFund

>    Semiconductor UltraSector ProFund

INVESTMENT OBJECTIVE

Semiconductor UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Semiconductor Index.

If Semiconductor UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Semiconductor Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Semiconductor UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Semiconductor Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Semiconductor UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Semiconductor UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Semiconductor UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and technology investment risk.

In addition to the risks noted above, Semiconductor UltraSector ProFund is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Semiconductor UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Semiconductor UltraSector ProFund Investor Class Shares by showing the variability of Semiconductor UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Semiconductor UltraSector ProFund for one quarter was 69.31% (quarter ended December 31, 2001) and the lowest return was -51.44% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/19/00
- Before Taxes	146.56%	-42.27%
- After Taxes on Distributions	146.56%	-42.27%
- After Taxes on Distributions and Sale of Shares	95.27%	-30.82%
Service Class Shares (1)	144.04%	-42.87%	06/19/00

S&P 500 Index (2)	28.68%	-6.47%	06/19/00
Dow Jones U.S. Semiconductor Index (2)	94.38%	-22.01%	06/19/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Semiconductor UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SMPIX)	Service Class (SMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.01%	1.01%

Total Annual ProFund Operating Expenses	1.76%	2.76%

Example: This example is intended to help you compare the cost of investing in Semiconductor UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$179	$554	$954	$2,073
Service Class	$279	$856	$1,459	$3,090

Semiconductor UltraSector ProFund  >    63

>    Technology UltraSector ProFund

INVESTMENT OBJECTIVE

Technology UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Technology Sector Index.

If Technology UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Technology Sector Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Technology UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Technology Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Technology UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Technology UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Technology UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and technology investment risk.

In addition to the risks noted above, Technology UltraSector ProFund is also subject to risks faced by companies in the technology sector, including: intense competition, both domestically and internationally; limited product lines, markets, financial resources or personnel; product obsolescence due to rapid technological developments and frequent new product introduction; dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel; loss of key personnel to form competitive concerns; and heavy dependence on patent and intellectual property rights, with profitability affected by loss or impairment of these rights. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Technology UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Technology UltraSector ProFund Investor Class Shares by showing the variability of Technology UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Technology UltraSector ProFund for one quarter was 53.93% (quarter ended December 31, 2001) and the lowest return was -52.49% (quarter ended September 30, 2001).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/19/00
- Before Taxes	71.32%	-43.04%
- After Taxes on Distributions	71.32%	-43.04%
- After Taxes on Distributions and Sale of Shares	46.36%	-31.23%
Service Class Shares (1)	69.94%	-43.34%	06/19/00

S&P 500 Index (2)	28.68%	-6.47%	06/19/00
Dow Jones U.S. Technology Sector Index (2)	51.04%	-24.04%	06/19/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Technology UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (TEPIX)	Service Class (TEPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.44%	1.44%

Total Annual ProFund Operating Expenses	2.19%	3.19%
Fee Waivers/Reimbursements*	-0.24%	-0.24%

Total Net Annual ProFund Operating Expenses	1.95%	2.95%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Technology UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$662	$1,153	$2,505
Service Class	$298	$961	$1,648	$3,478

64    <  Technology UltraSector ProFund

>    Telecommunications UltraSector ProFund

INVESTMENT OBJECTIVE

Telecommunications UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Telecommunications Sector Index.

If Telecommunications UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Telecommunications Sector Index when the Index rises on a given day, and should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Telecommunications UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Telecommunications Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Telecommunications UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Telecommunications UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Telecommunications UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Telecommunications UltraSector ProFund is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Telecommunications UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Telecommunications UltraSector ProFund Investor Class Shares by showing the variability of Telecommunications UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Telecommunications UltraSector ProFund for one quarter was 55.02% (quarter ended December 31, 2002) and the lowest return was -39.32% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31,2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/19/00
- Before Taxes	0.39%	-39.23%
- After Taxes on Distributions	0.20%	-39.27%
- After Taxes on Distributions and Sale of Shares	0.37%	-29.13%
Service Class Shares (1)	-0.33%	-39.74%	06/19/00

S&P 500 Index (2)	28.68%	-6.47%	06/19/00
Dow Jones U.S. Telecommunications Sector Index (2)	7.33%	-22.49%	06/19/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Telecommunications UltraSector ProFund.

Shareholder	Fees (fees paid directly from your investment)

Wire	Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (TCPIX)	Service Class (TCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.47%	2.47%

Total Annual ProFund Operating Expenses	3.22%	4.22%
Fee Waivers/Reimbursements*	-1.27%	-1.27%

Total Net Annual ProFund Operating Expenses	1.95%	2.95%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Telecommunications UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$873	$1,573	$3,435
Service Class	$298	$1,166	$2,048	$4,313

Telecommunications UltraSector ProFund  >    65

>    Utilities UltraSector ProFund

INVESTMENT OBJECTIVE

Utilities UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Utilities Sector Index.

If Utilities UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Utilities Sector Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Utilities UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Utilities Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Utilities UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Utilities UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Utilities UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Utilities UltraSector ProFund is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Utilities UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUNDPERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Utilities UltraSector ProFund Investor Class Shares by showing the variability of Utilities UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Utilities UltraSector ProFund for one quarter was 28.31% (quarter ended June 30, 2003) and the lowest return was –31.36% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			07/26/00
- Before Taxes	29.69%	-11.46%
- After Taxes on Distributions	29.56%	-11.67%
- After Taxes on Distributions and Sale of Shares	19.38%	-9.63%
Service Class Shares (1)	28.38%	-12.21%	07/26/00

S&P 500 Index (2)	28.68%	-6.05%	07/26/00
Dow Jones U.S. Utilities Sector Index (2)	24.91%	-1.78%	07/26/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Utilities UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UTPIX)	Service Class (UTPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.42%	1.42%

Total Annual ProFund Operating Expenses	2.17%	3.17%
Fee Waivers/Reimbursements*	-0.22%	-0.22%

Total Net Annual ProFund Operating Expenses	1.95%	2.95%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Utilities UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$658	$1,144	$2,486
Service Class	$298	$957	$1,640	$3,461

66    <  Utilities UltraSector ProFund

>    Wireless Communications UltraSector ProFund

INVESTMENT OBJECTIVE

Wireless Communications UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Wireless Communications Index.

If Wireless Communications UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Wireless Communications Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

Wireless Communications UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Wireless Communications Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. Wireless Communications UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Wireless Communications UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Wireless Communications UltraSector ProFund are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Wireless Communications UltraSector ProFund is also subject to risks faced by companies in the wireless communications industry, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Wireless Communications UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Wireless Communications UltraSector ProFund Investor Class Shares by showing the variability of Wireless Communications UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Wireless Communications UltraSector ProFund for one quarter was 49.32% (quarter ended December 31, 2002) and the lowest return was –59.21% (quarter ended March 31, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			06/19/00
- Before Taxes	65.60%	-56.18%
- After Taxes on Distributions	65.60%	-56.18%
- After Taxes on Distributions and Sale of Shares	42.64%	-36.94%
Service Class Shares (1)	62.95%	-56.70%	06/19/00

S&P 500 Index (2)	28.68%	-6.47%	06/19/00
Dow Jones U.S. Wireless Communications Index (2)	50.20%	-35.80%	06/19/00

(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Wireless Communications UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (WCPIX)	Service Class (WCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.40%	1.40%

Total Annual ProFund Operating Expenses	2.15%	3.15%
Fee Waivers/Reimbursements*	-0.20%	-0.20%

Total Net Annual ProFund Operating Expenses	1.95%	2.95%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Wireless Communications UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$654	$1,136	$2,467
Service Class	$298	$953	$1,632	$3,444

Wireless Communications UltraSector ProFunds  >    67

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>    Bond Benchmarked ProFunds

Bond Benchmarked ProFunds may be appropriate for investors who are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.

U.S. Government Plus ProFund may also be appropriate for investors who:

•	expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

Rising Rates Opportunity ProFund® may also be appropriate for investors who:

•	expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

•	are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

ProFund	Security	Daily Benchmark

U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse

Bond Benchmarked ProFunds  >    69

>    U.S. Government Plus ProFund

INVESTMENT OBJECTIVE

U.S. Government Plus ProFund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of U.S. Government Plus ProFund generally should decrease as interest rates rise.

If U.S. Government Plus ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, it should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

U.S. Government Plus ProFund invests in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. Government securities and/or financial instruments with similar economic characteristics. U.S. Government Plus ProFund will employ leveraged investment techniques in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in U.S. Government Plus ProFund are active investor risk, market risk, debt instrument risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, interest rate risk, repurchase agreement risk and volatility risk.

An investment in U.S. Government Plus ProFund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on U.S. Government Plus ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart below shows the performance of U.S. Government Plus ProFund Investor Class Shares for the latest calendar year. The table below provides an indication of the risks of investing in U.S. Government Plus ProFund by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of U.S. Government Plus ProFund for one quarter was 5.94% (quarter ended June 30, 2003) and the lowest return was -5.43% (quarter ended September 30, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
Investor Class Shares			05/01/02
- Before Taxes	-3.13%	7.88%
- After Taxes on Distributions	-4.55%	5.92%
- After Taxes on Distributions and Sale of Shares	-2.02%	5.56%
Service Class Shares (1)	-4.17%	6.70%	05/01/02

Lehman Brothers U.S. Treasury:
Long-Term Total Return Index (2)	2.20%	9.40%	05/01/02
Most recently issued Long Bond (3)	0.77%	9.71%	05/01/02

(1)	Reflects no deduction for taxes.
(2)	The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. The index reflects both price return and yield and is calculated assuming the reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.
(3)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of U.S. Government Plus ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (GVPIX)	Service Class (GVPSX)
Investment Advisory Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.07%	1.07%

Total Annual ProFund Operating Expenses	1.57%	2.57%
Fee Waivers/Reimbursements*	-0.28%	-0.28%

Total Net Annual ProFund Operating Expenses	1.29%	2.29%

*	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.29% for Investor Class Shares and 2.29% for Service Class Shares through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in U.S. Government Plus ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$131	$468	$829	$1,844
Service Class	$232	$773	$1,340	$2,884

70    <  U.S. Government Plus ProFund

>    Rising Rates Opportunity ProFund®

INVESTMENT OBJECTIVE

Rising Rates Opportunity ProFund® seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of Rising Rates Opportunity ProFund generally should decrease as interest rates fall.

If Rising Rates Opportunity ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

Rising Rates Opportunity ProFund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. Rising Rates Opportunity ProFund will employ leveraged investment techniques in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Rising Rates Opportunity ProFund are active investor risk, market risk, debt instrument risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, interest rate risk, short sale risk, repurchase agreement risk and volatility risk.

For more information on Rising Rates Opportunity ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart below shows the performance of Rising Rates Opportunity ProFund Investor Class Shares for the latest calendar year. The table below provides an indication of the risks of investing in Rising Rates Opportunity ProFund by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of Rising Rates Opportunity ProFund for one quarter was 3.51% (quarter ended September 30, 2003) and the lowest return was -7.03% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31,2003	One Year	Since Inception	Inception Date
Investor Class Shares			05/01/02
- Before Taxes	-3.71%	-13.29%
- After Taxes on Distributions	-3.71%	-13.29%
- After Taxes on Distributions and Sale of Shares	-2.41%	-11.21%
Service Class Shares(1)	-4.61%	-13.90%	05/01/02

Lehman Brothers U.S. Treasury:
Long-Term Total Return Index(2)	2.20%	9.40%	05/01/02
Most recently issued Long Bond(3)	0.77%	9.71%	05/01/02

(1)	Reflects no deduction for taxes.
(2)	The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. The index reflects both price return and yield and is calculated assuming the reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.
(3)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Rising Rates Opportunity ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (RRPIX)	Service Class (RRPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.82%	0.82%

Total Annual ProFund Operating Expenses	1.57%	2.57%

Example: This example is intended to help you compare the cost of investing in Rising Rates Opportunity ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$160	$496	$855	$1,867
Service Class	$260	$799	$1,365	$2,905

Rising Rates Opportunity ProFund  >    71

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72

>    Money Market ProFund

Money Market ProFund may be appropriate for investors who:

•	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.

•	seek current income consistent with liquidity and preservation of capital.

Money Market ProFund  >    73

>    Money Market ProFund

INVESTMENT OBJECTIVE

Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

Money Market ProFund pursues its investment objective through a “master feeder” arrangement. Money Market ProFund invests all of its assets in the Scudder Cash Management Portfolio (the “Portfolio”), a separate investment company managed by Deutsche Asset Management, Inc. with an identical investment objective. The Portfolio may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities, repurchase agreements and asset-backed securities.

Because many of the principal investments of the Portfolio are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in the financial services industry. The Portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations and may invest in other instruments, as described in the Statement of Additional Information.

The Portfolio maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in the Portfolio are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Portfolio also may invest in longer-term securities that have features reducing their maturities to 397 days or less on their purchase date. The Portfolio buys securities that at the time of purchase:

•	have received the highest short-term rating from two nationally recognized statistical rating organizations;

•	have received the highest short-term rating from one rating organization (if only one organization rates the security);

•	if unrated, are determined to be of similar quality by the Portfolio’s investment adviser; or

•	have no short-term rating, but are rated within the three highest long-term rating categories, or are determined to be of similar quality by the Portfolio’s investment adviser.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in Money Market ProFund are market risk, active investor risk, interest rate risk, debt instrument risk and repurchase agreement risk. In addition, Money Market ProFund is also subject to the following risks:

•	Credit Risk: A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The Portfolio only buys high quality securities with minimal credit risk. The Portfolio primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

•	Security Selection Risk: While the Portfolio invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Portfolio’s yield to lag behind those of similar money market funds.

•	Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

•	Financial Services Industry Concentration Risk: Because the Portfolio invests more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in Money Market ProFund is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While Money Market ProFund seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that Money Market ProFund will do so, and you could lose money by investing in this ProFund.

For more information on Money Market ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in Money Market ProFund Investor Class Shares by showing the variability of Money Market ProFund returns from year to year. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Money Market ProFund for one quarter was 1.51% (quarter ended September 30, 2000) and the lowest return was 0.05% (quarter ended December 31, 2003).

Average Annual Total Returns As of December 31,2003	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares	0.31%	2.93%	3.28%	11/17/97
Service Class Shares	0.05%	2.08%	2.33%	11/17/97

The 7-day yield (the income for the previous 7 days projected over a full year) for Money Market ProFund as of December 31, 2003 was 0.40% for Investor Class Shares and 0.03% for Service Class Shares.

MASTER FEEDER STRUCTURE

Money Market ProFund is a feeder fund that currently invests all of its assets in a master fund, the Portfolio. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to their investments in the Portfolio. Each feeder fund can set its own fund-specific expenses, transaction minimums and other requirements.

Shareholders of Money Market ProFund, on April 25, 2001, approved an investment advisory agreement with ProFund Advisors under which ProFund Advisors serves as investment adviser of Money Market ProFund, although no fee is payable under the investment advisory agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund. Money Market ProFund’s Trustees may withdraw its assets from the Portfolio if they believe doing so is in the shareholders’ best interests.

74  <    Money Market ProFund

>    Money Market ProFund

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Money Market ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses* (as a percentage of average daily net assets)	Investor Class (MPIXX)	Service Class (MPSXX)
Investment Advisory Fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.00%	1.00%**
Other Expenses	0.78%	0.78%

Total Annual ProFund Operating Expenses	0.93%	1.93%

*	Reflects the expenses of both Money Market ProFund and the Portfolio.
**	Distribution and service fees incurred by the Service Class were reduced during the period ended December 31, 2003 and will be reduced for the current fiscal year. This reduction may be terminated at any time. The expense reflected in the table is the maximum fee that the Fund may charge.

Example: This example is intended to help you compare the cost of investing in Money Market ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$95	$296	$515	$1,143
Service Class	$196	$606	$1,042	$2,254

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76

>    General ProFunds Information

“The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share after your trade is received in good order.”

General ProFunds Information  >     77

>    General ProFunds Information

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next calculated after your transaction request is received in good order. Each ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

Each ProFund, other than U.S. Government Plus ProFund and Rising Rates Opportunity ProFund, normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

U.S. Government Plus ProFund and Rising Rates Opportunity ProFund normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.m. Eastern time) every day the NYSE is open for business except for Columbus Day and Veterans’ Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund’s portfolio investments trade in markets on days when a ProFund is not open for business, the value of the ProFund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds may close early on the day before certain holidays and the day after Thanksgiving. U.S. Government Plus ProFund and Rising Rates Opportunity ProFund may also close early when the Bond Market Association recommends an early close of the bond markets. On such days, U.S. Government Plus ProFund and Rising Rates Opportunity ProFund will cease taking transaction requests including requests to exchange to or from other ProFunds.

Bond Market Association’s Proposed Early Close Schedule: On the following days in 2004, the Bond Market Association has recommended that the bond markets close at 2:00 p.m. Eastern time: Friday, January 2; Friday, January 16; Friday, February 13; Thursday, April 8; Friday, May 28; Friday, July 2; Friday, September 3; Friday, October 8; Wednesday, November 24; Friday, November 26; Thursday, December 23 and Friday, December 31. The Bond Market Association may announce changes to this schedule or other early close dates from time to time. U.S. Government Plus ProFund and Rising Rates Opportunity ProFund will close as of the close of open auction of the 30-year U.S. Treasury Bond futures on the Chicago Board of Trade (typically one hour before the Bond Market Association’s proposed early close).

A ProFund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund sold it. See the ProFunds Statement of Additional Information for more details.

Money Market ProFund uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds intends to declare and distribute to its shareholders at least annually all of the year’s net investment income and net capital gains, if any, as follows:

ProFund Name	Dividends		Capital Gains
	Accrued	Paid	Paid
Money Market	Daily	Monthly	Annually*
U.S. Government Plus	Daily	Monthly	Annually*
Real Estate UltraSector	Quarterly	Quarterly	Annually*
All other ProFunds	Annually	Annually	Annually

*	Money Market ProFund, U.S. Government Plus ProFund and Real Estate UltraSector ProFund reserve the right to include in a dividend any short-term capital gains on securities that they sell.

ProFunds does not announce dividend distribution dates in advance. Each ProFund may declare additional capital gains distributions during a year.

Each ProFund will reinvest distributions in additional shares of the ProFund making the distribution unless a shareholder has written to request distributions by check. By selecting the distribution by check option, the shareholder agrees to the following conditions:

•	Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only the Money Market ProFund is open, the funds will be reinvested into Money Market ProFund; and

•	Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

•	Money Market ProFund shares begin to earn dividends on the day ProFunds’ transfer agent receives a Federal funds wire payment for a purchase in good order. Money Market ProFund may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV of $1.00 per share.

•	U.S. Government Plus ProFund shares begin to earn dividends on the first business day following the day that ProFunds’ transfer agent receives a Federal funds wire payment for a purchase in good order.

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•	U.S. Government Plus ProFund and Money Market ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by ProFunds’ transfer agent. Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed. Shares continue to earn dividends through the business day that ProFunds’ transfer agent has processed a redemption of those shares.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for more information.

•	A ProFund does not ordinarily pay income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders.

•	Each ProFund expects to distribute all or substantially all of its income and gains to shareholders every year.

•	Shareholders will generally be subject to tax on dividends regardless of how long they have held ProFund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested.

•	Whether a distribution by a ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on whether it is long-term capital gains of the ProFund, not on how long an investor has owned shares of the ProFund.

•	For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a ProFund as derived from “qualified dividend income” - as further defined in the Statement of Additional Information - will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

•	Distributions generally will be taxable as either ordinary income or long-term capital gains. For example, if a ProFund designates a particular distribution as a long-term capital gain distribution, it will be taxable to shareholders at their long-term capital gains rate. Distributions may also be subject to state and local taxes.

•	If shareholders redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, depending upon how long they have held the shares.

•	The tax consequences for tax deferred retirement accounts or non-taxable shareholders will be different.

•	Dividends and distributions declared by a ProFund in October, November or December of one year and paid in January of the next year may be taxable in the year the ProFund declared them.

•	Distributions from investments in securities of foreign issuers, including dividend or interest payments, may be subject to withholding and other taxes at the source. In such cases, a ProFund’s yield on those securities would decrease.

•	As with all mutual funds, a ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax, rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability. You also may be subject to a $50 fee to reimburse the ProFunds for any penalty that the IRS may impose.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommends that shareholders consult their tax advisors about federal, state, local and foreign tax consequences of investment in the ProFunds.

INDEX INFORMATION

A description of the indices currently underlying the ProFunds’ benchmarks are set forth below.

The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2004, the S&P MidCap 400 Index included companies with capitalizations between $416.6 million and $11.9 billion.

The Russell 2000 Index is a measure small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2004, the Russell 2000 Index included companies with capitalizations between $22.0 million and $2.9 billion.

The Dow Jones Industrial Average (DJIA) is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represents the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks, instead, the index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire index is reviewed.

The S&P 500/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively low price-to-book as determined before each semiannual rebalance date. As of March 31, 2004, the S&P 500/Barra Value Index included 339 companies with capitalizations between $925.3 million and $272.7 billion.

The S&P 500/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P 500/Barra Growth Index included 161 companies with capitalizations between $1.2 billion and $307.6 billion.

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The S&P MidCap 400/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P MidCap 400/Barra Value Index included 227 companies with capitalizations between $492.4 million and $8.2 billion.

The S&P MidCap 400/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P MidCap 400/Barra Growth Index included 173 companies with capitalizations between $416.5 million and $11.9 billion.

The S&P SmallCap 600/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2004, the S&P SmallCap 600/Barra Value Index included 371 companies with capitalizations between $62.5 million and $2.3 billion.

The S&P SmallCap 600/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of smallcap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2004, the S&P SmallCap 600/Barra Growth Index included 229 companies with capitalizations between $89.8 million and $2.9 billion.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2004, the ProFunds Europe 30 Index included companies with capitalizations between $2.7 billion and $99.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The Dow Jones U.S. Banks Index measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts, and building associations and societies. Investment and merchant banks are excluded. As of March 31, 2004, the average capitalization of the Index was approximately $9 billion.

The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2004, the average capitalization of the Index was approximately $4.6 billion.

The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. As of March 31, 2004, the average capitalization of the Index was approximately $3.6 billion.

The Dow Jones U.S. Consumer Cyclical Sector Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics. As of March 31, 2004, the average capitalization of the Index was approximately $5.8 billion.

The Dow Jones U.S. Consumer Non-Cyclical Sector Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products. As of March 31, 2004, the average capitalization of the Index was approximately $10.2 billion.

The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2004, the average capitalization of the Index was approximately $9.2 billion.

The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2004, the average capitalization of the Index was approximately $8.4 billion.

The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2004, the average capitalization of the Index was approximately $8.9 billion.

The Dow Jones U.S. Industrial Sector Index measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2004, the average capitalization of the Index was approximately $5.4 billion.

The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce - companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services - companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of March 31, 2004, the average capitalization of the Index was approximately $2.4 billion.

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The Dow Jones U.S. Leisure Goods & Services Index measures the performance of the leisure goods and services industry of the U.S. equity market. Component companies include casinos, consumer electronics, entertainment, lodging, recreational products and services, restaurants, toys, and all items relevant to the field of leisure goods and services. As of March 31, 2004, the average capitalization of the Index was approximately $3.9 billion.

The Dow Jones U.S. Oil Drilling Equipment & Services Index measures the performance of the oil drilling equipment and services industry of the U.S. equity market. Component companies include suppliers of equipment and services for oil field or platform users. As of March 31, 2004, the average capitalization of the Index was approximately $3.7 billion.

The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research. As of March 31, 2004, the average capitalization of the Index was approximately $26.3 billion.

The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index with an average capitalization as of March 31, 2004 of approximately $5.9 billion.

The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2004, the average capitalization of the Index was approximately $2.6 billion.

The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards. As of March 31, 2004, the average capitalization of the Index was approximately $6.6 billion.

The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2004, the average capitalization of the Index was approximately $7.2 billion.

The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2004, the average capitalization of the Index was approximately $17.6 billion.

The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2004, the average capitalization of the Index was approximately $4.8 billion.

The Dow Jones U.S. Wireless Communications Index measures the performance of the wireless communications industry of the U.S. equity market. Component companies include the providers of mobile telephone services, including cellular telephone systems, and paging and wireless services. As of March 31, 2004, the average capitalization of the Index was approximately $8.8 billion.

The Lehman Brothers U.S. Treasury: Long-Term Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/BarraGrowth Index,” and “S&P Small-Cap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial AverageTM,” “DJIA,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. (“NASDAQ”). The “Nikkei 225 Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Philadelphia Stock Exchange®”, “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds.

Dow Jones does not:

•	Sponsor, endorse, sell or promote Dow 30 ProFund, UltraDow 30 ProFund, Short Dow 30 ProFund, UltraShort Dow 30 ProFund or UltraSector ProFunds (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.

•	Have any responsibility or liability for the administration, management of marketing of the ProFunds.

•	Consider the needs of the ProFunds or the owners of the ProFunds in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds, the owner of the ProFunds or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

•	The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

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“Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange shares of either class of any publicly available ProFund for shares of either class of another publicly available ProFund.”

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You may purchase shares using any of the following methods.	How to Make an Initial Purchase	How to Purchase Additional Shares
Fund Minimums (all account types)	The minimum initial investment amounts are: • $5,000 for discretionary accounts controlled by a financial professional. • $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.

By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 85.)

Step 1:

Complete an investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.

	Step 3: Send the signed New Account Form and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800

By Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 85.)

Step 1:

Call ProFunds to inform us of:

•      your account number,

•      the amount to be wired, and

•      the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Step 2:

Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718. Call ProFunds to:

•      confirm receipt of the faxed New Account Form,

•      request your new account number, and

•      receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Send the original, signed New Account Form to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

Step 2: Contact your bank to initiate your wire transfer.

Step 3:

Instruct your bank to transfer money by wire to:

Huntington Bank

Columbus, OH

Routing/ABA #: 044000024

ProFunds DDA # 01892150549

For further credit to: Your name, the name of the ProFund(s), your ProFunds account number and your ProFunds confirmation number. Your wire normally must be received and accepted by ProFunds between 8:00 a.m. and 3:30 p.m., Eastern Time for all Classic, Ultra, Inverse, Bond Benchmarked and Money Market ProFunds, and between 8:00 a.m. and 3:10 p.m., Eastern Time for all UltraSector ProFunds to purchase shares the day of the wire transfer. Wires received after cut-off time may be rejected. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:10 p.m. or by 3:30 p.m., Eastern Time depending on the ProFunds purchased. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received. On any day that a Fund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

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You may exchange or redeem shares using any of the following methods.	How to Exchange or Redeem Shares

Minimum	At least $1,000 from a ProFund within a self-directed account or, if less, for that ProFund’s entire current value

By Mail

Send a signed letter to:

                                ProFunds

                                P.O. Box 182800

                                Columbus, OH 43218-2800

The letter should include information necessary to process your request as described on page 86. ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 87 or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122 - Individual Investors only

(888) 776-5717 - Financial Professionals and Institutions only

Interactive Voice Response System (IVR):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet (exchanges only)

www.profunds.com

Select the “Access Account” navigation bar and then select “Individual Account.” Follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. Your transaction is not effective until you have received a confirmation number from ProFunds.

Through a Financial Professional	Contact your financial professional with your instructions.

CONTACT INFORMATION

Telephone:	(888) 776-3637 or (614) 470-8122 – Individual Investors only (888) 776-5717 – Institutions and Financial Professionals only

Fax:	(800) 782-4797 (toll-free) or (614) 470-8718

Internet:	www.profunds.com

Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Overnight mail:	ProFunds c/o BISYS Fund Services 3435 Stelzer Road Columbus, OH 43219

OPENING A NEW ACCOUNT

ProFunds offers two classes of shares: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not found in Investor Class Shares. There is a separate New Account Form for each class of shares. Please ensure you have the correct New Account Form before completing it.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ Internet website. For guidelines to help you complete the Form, see instructions on this page.

Retirement Plan Accounts

The ProFunds sponsor several types of Individual Retirement Accounts (“IRAs”) and tax sheltered annuities (TSA or 403(b)(7) plans). The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401 (k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans. Please visit the ProFunds Internet website or contact ProFunds for a retirement account application.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing Your New Account Form

•	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

•	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.

•	When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

•	You must provide a street address (ProFunds does not accept P.O. Box only addresses, however APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

•	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Money Market ProFund.

•	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with requirements under anti-money laundering regulations. In addition, transaction orders, including purchases, exchanges and redemptions may be suspended, restricted, cancelled or processed and the proceeds may be withheld.

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PURCHASING SHARES

ProFunds offers you the options to send purchase orders for ProFunds accounts by mail or fax and to send purchase proceeds by check or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

ProFunds prices shares you purchase at the price per share next computed after we (or an authorized financial intermediary) receive your purchase request in good order. To be in good order, a purchase request must include a wire, check or other form of payment received for a ProFunds account by ProFunds before the stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request, in whole or in part, for any reason.

Important information you should know when you Purchase Shares:

•	Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart on page 87 and further described under “Additional Shareholder Information.”

•	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

•	Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. If the New Account Form does not designate a share class, your investment will be made in the Investor Class. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, to an existing active ProFund account, or for checks or wires being returned or rejected. If the check or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.

•	If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

•	ProFunds will ordinarily cancel your purchase order if your bank does not honor your check for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the ProFund.

EXCHANGING SHARES

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange shares of either class of any publicly available ProFund for shares of either class of another publicly available ProFund. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on the next page.

ProFunds will need the following information to process your exchange:

•	the account number applicable to the exchange transaction request.

•	the number of shares, percentage, or the dollar value of the shares you wish to exchange.

•	the ProFund you are exchanging from and the ProFund you are exchanging into.

Important information you should know when you Exchange Shares:

•	An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor.

•	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

•	Neither ProFunds, ProFunds Distributors, Inc. nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

•	The redemption and purchase will be processed at the next calculated net asset values (NAVs) of the respective ProFunds after the ProFunds have received your exchange request in good order.

•	The exchange privilege may be modified or discontinued at any time.

•	Before exchanging into a ProFund, please read the Prospectus.

REDEEMING SHARES

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

•	name(s) of account owners;

•	account number(s);

•	the name of the ProFund(s);

•	your daytime telephone number;

•	the dollar amount, percentage or number of shares being redeemed; and

•	how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption

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option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important information you should know when you sell shares:

•	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.

•	If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of registered owners must be guaranteed (see “Signature Guarantees” on page 87).

•	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount or your request may be treated as a complete redemption of the account.

•	ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

•	To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences to you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ Internet website.

•	Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

ADDITIONAL SHAREHOLDER INFORMATION

Account Minimums

Account minimums apply to all accounts with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain brokerage or wrap programs as determined by their policies. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. In addition, a request for a partial redemption by an investor whose account balance is below the minimum investment amount or a request for partial redemption by an investor that would bring the account below the minimum investment amount may be treated as a request for a complete redemption of the account.

Transaction Cut-Off Times

All shareholder transaction orders in ProFund accounts are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent, distributor, or authorized agent before identified cutoff times to be processed at that business day’s NAV. Wires received after a ProFund’s cut-off time will generally be rejected. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, verifies your identity, processes the New Account Form and has received correct payment by check or wire transfer.

Method	ProFund	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)

By Mail	All ProFunds	4:00 p.m.

By Telephone and Wire	All ProFunds (except UltraSector)	3:30 (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m through 9:00 p.m.
	UltraSector ProFunds	3:10 p.m. (wire purchases) 3:30 p.m. (exchanges and redemptions)

By Internet and IVR	All ProFunds (except UltraSector)	3:55 p.m.	ProFunds accepts exchange orders at any time except between 3:55 p.m. and 4:30 p.m.

	UltraSector ProFunds	3:35 p.m.	ProFunds accepts exchange orders at any time except between 3:35 p.m. and 4:30 p.m.

On any day that a Fund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

Signature Guarantees

Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

•	Your account address has changed within the last 10 business days.

•	A check is being mailed to an address different than the one on your account.

•	A check or wire is being made payable to someone other than the account owner.

•	Redemption proceeds are being transferred to an account with a different registration.

•	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account.

•	Other unusual situations as determined by ProFunds’ transfer agent.

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ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions are extremely convenient but are not free from risk. Neither ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemptions orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of record keeping, sub-accounting and other administrative services.

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., each ProFund may pay financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to Service Class Shares and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating ProFunds Distributors, Inc. and other third parties for distribution related activities or the provision of shareholder services not otherwise covered by the Plan. To the extent that the accrual/collection of fees under the Plan is reduced or eliminated at the direction of ProFunds’ Trustees, ProFund Advisors or other service providers may agree, in their sole discretion, to fund the resulting shortfall in Plan payments to financial intermediaries.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. Neither ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds will be deposited into the shareholder’s account from which the redemption was sent in Money Market ProFund.

ADDITIONAL SHAREHOLDER SERVICES

Draft Checks

You may elect to redeem shares of Money Market ProFund by draft check ($500 minimum). You are responsible for ensuring that there are sufficient proceeds in your account to cover draft checks. Please call ProFunds to establish check writing on your account. Upon receipt of a completed signature card, the service will be activated. Please allow ten business days to receive your supply of checks. There is a $25 fee for stop payment requests. A check writing option is not available for retirement account shareholders.

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Direct shareholders will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Such shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders should review their account statements and confirmations as soon as they are received.

Tax Statements

Each year, ProFunds will send detailed tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Electronic Document Delivery Program - PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFree™, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ Internet website. You may elect the PaperFree service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

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>    ProFunds Management

“The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds.”

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BOARD OF TRUSTEES AND OFFICERS

The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds.

INVESTMENT ADVISER

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds and provides investment advice and management services to the ProFunds. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each non-money market ProFund, except OTC ProFund, UltraJapan ProFund and U.S. Government Plus ProFund, for which it is entitled to receive annual fees equal to 0.70%, 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2003, each ProFund for which ProFund Advisors served as investment adviser and which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Bull	0.75%
Mid-Cap	0.75%
Small-Cap	0.75%
OTC	0.70%
Large-Cap Value	0.65%
Large-Cap Growth	0.75%
Mid-Cap Value	0.75%
Mid-Cap Growth	0.60%
Small-Cap Value	0.75%
Small-Cap Growth	0.75%
Europe 30	0.75%
UltraBull	0.75%
UltraMid-Cap	0.75%
UltraSmall-Cap	0.75%
UltraDow 30	0.75%
UltraOTC	0.75%
UltraJapan	0.90%
Bear	0.75%
Short Small-Cap	0.75%
Short OTC	0.75%
UltraBear	0.75%
UltraShort OTC	0.75%
Banks	0.00%
Basic Materials	0.51%
Biotechnology	0.75%
Energy	0.63%
Financial	0.48%
Healthcare	0.00%
Internet	0.75%
Pharmaceuticals	0.54%
Precious Metals	0.75%
Real Estate	0.75%
Semiconductor	0.75%
Technology	0.55%
Telecommunications	0.00%
Utilities	0.56%
Wireless Communications	0.58%
U.S. Government Plus	0.50%
Rising Rates Opportunity	0.75%

ProFund Advisors serves as investment adviser of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund, except Money Market ProFund, is managed by an investment team chaired by Dr. Seale.

DEUTSCHE ASSET MANAGEMENT, INC .

Money Market ProFund currently seeks its investment objective by investing all of its assets in a portfolio managed by Deutsche Asset Management, Inc. (“DeAM, Inc.”), with headquarters at 280 Park Avenue, New York, NY 10017. DeAM, Inc. makes the Portfolio’s investment decisions and assumes responsibility for the securities the Portfolio owns. For its services as investment adviser of the Portfolio, DeAM, Inc. is entitled to receive annual investment advisory fees equal to 0.15% of the average daily net assets of the Portfolio. During the year ended December 31, 2003, the Portfolio paid DeAM, Inc. investment advisory fees equal to 0.12%, net of waivers, of the average daily net assets of the Portfolio.

As of December 31, 2003, DeAM, Inc. had total assets of approximately $41 billion under management. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts, acts as the distributor of ProFund shares and is an affiliate of BISYS Fund Services Limited Partnership (“BISYS”). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund (other than Money Market ProFund, which is discussed below) for such services.

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During the year ended December 31, 2003, each ProFund for which ProFund Advisors served as investment adviser and which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Bull	0.15%
Mid-Cap	0.15%
Small-Cap	0.15%
OTC	0.15%
Large-Cap Value	0.13%
Large-Cap Growth	0.15%
Mid-Cap Value	0.15%
Mid-Cap Growth	0.12%
Small-Cap Value	0.15%
Small-Cap Growth	0.15%
Europe 30	0.15%
UltraBull	0.15%
UltraMid-Cap	0.15%
UltraSmall-Cap	0.15%
UltraDow 30	0.15%
UltraOTC	0.15%
UltraJapan	0.15%
Bear	0.15%
Short Small-Cap	0.15%
Short OTC	0.15%
UltraBear	0.15%
UltraShort OTC	0.15%
Banks	0.00%
Basic Materials	0.10%
Biotechnology	0.15%
Energy	0.13%
Financial	0.10%
Healthcare	0.00%
Internet	0.15%
Pharmaceuticals	0.11%
Precious Metals	0.15%
Real Estate	0.15%
Semiconductor	0.15%
Technology	0.11%
Telecommunications	0.00%
Utilities	0.11%
Wireless Communications	0.12%
U.S. Government Plus	0.15%
Rising Rates Opportunity	0.15%

During the year ended December 31, 2003, ProFund Advisors received fees equal to 0.35% of the average daily net assets of Money Market ProFund for client support and administrative services, and for feeder fund management, administration and reporting with respect to Money Market ProFund’s relationship to the Portfolio.

If the ProFund’s Board of Trustees terminates Money Market ProFund’s master-feeder relationship with the Portfolio, the fee charged by ProFund Advisors under the Management Services Agreement will be reduced from 0.35% to 0.15% of the average daily net assets of Money Market ProFund, as feeder fund management, administration and reporting with respect to the master-feeder relationship would no longer be required.

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>    Financial Highlights

The following tables are intended to help you understand the financial history of each share class of the ProFunds for the past five years (or since inception, if shorter).

No information is presented for Dow 30 ProFund, Short Mid-Cap ProFund, Short Dow 30 ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort Dow 30, Consumer Cyclical UltraSector ProFund, Consumer Non-Cyclical UltraSector ProFund, Industrial UltraSector ProFund, Leisure Goods & Services UltraSector ProFund and Oil Drilling Equipment & Services UltraSector ProFund, as these ProFunds were not open for investment as of December 31, 2003. Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds, appears in the Annual Report of the ProFunds which is available upon request.

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Selected data for a share of beneficial interest outstanding throughout the periods indicated.

BULL PROFUND

Investor Class(a)

For the year ended Dec. 31,	2003		2002		2001		2000		1999
Net asset value, beginning of period	$39.97		$53.44		$63.09		$73.20		$62.48

Investment Activities:
Net investment income (loss)	(0.01	)(b)	(0.04	)(b)	(0.04	)(b)	0.57	(b)	0.34
Net realized and unrealized gains (losses) on investments	10.47		(13.43)		(9.61)		(9.70)		10.41

Total from investment activities	10.46		(13.47)		(9.65)		(9.13)		10.75

Distributions to Shareholders from:
Net investment income	—		—		—		—		(0.02)
Net realized gains on investments	—		—		—		(0.98)		(0.01)

Total distributions	—		—		—		(0.98)		(0.03)

Net asset value, end of period	$50.43		$39.97		$53.44		$63.09		$73.20

Total Return	26.17%		(25.21)%		(15.30)%		(12.48)%		17.18%
Ratios to Average Net Assets:
Gross expenses	1.72%		1.85%		2.03%		1.54%		1.53%
Net expenses	1.71%		1.85%		1.89%		1.54%		1.40%
Net investment income (loss)	(0.03)%		(0.08)%		(0.08)%		0.81%		1.96%
Supplemental Data:
Net assets, end of period (000’s)	$123,319		$116,616		$9,848		$19,979		$116,208
Portfolio turnover rate(c)	490%		1,676%		3,058%		3,603%		1,288%

Service Class(a)

For the year ended Dec. 31,	2003		2002		2001		2000		1999
Net asset value, beginning of period	$38.31		$51.62		$61.52		$72.01		$62.12

Investment Activities:
Net investment income (loss)	(0.43	)(b)	(0.59	)(b)	(0.58	)(b)	(0.05	)(b)	0.11
Net realized and unrealized gains (losses) on investments	9.97		(12.72)		(9.32)		(9.46)		9.79

Total from investment activities	9.54		(13.31)		(9.90)		(9.51)		9.90

Distributions to Shareholders from:
Net realized gains on investments	—		—		—		(0.98)		(0.01)

Net asset value, end of period	$47.85		$38.31		$51.62		$61.52		$72.01

Total Return	24.90%		(25.78)%		(16.09)%		(13.22)%		15.97%

Ratios to Average Net Assets:
Gross expenses	2.72%		2.94%		3.08%		2.38%		2.48%
Net expenses	2.71%		2.94%		2.95%		2.38%		2.35%
Net investment income (loss)	(1.03)%		(1.36)%		(1.06)%		(0.07)%		0.70%

Supplemental Data:
Net assets, end of period (000’s)	$13,603		$9,154		$42,861		$5,562		$30,880
Portfolio turnover rate(c)	490%		1,676%		3,058%		3,603%		1,288%

(a)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

MID-CAP PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$24.70		$30.50		$30.00

Investment Activities:
Net investment income (loss)	(0.16	)(b)	(0.20	)(b)	(0.05	)(b)
Net realized and unrealized gains (losses) on investments	8.33		(5.60)		0.68

Total from investment activities	8.17		(5.80)		0.63

Distributions to Shareholders from:
Net realized gains on investments	—		—		(0.13)

Net asset value, end of period	$32.87		$24.70		$30.50

Total Return	33.08%		(19.02)%		2.12	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.70%		2.08%		7.49%
Net expenses(d)	1.69%		1.95%		1.95%
Net investment income (loss)(d)	(0.53)%		(0.72)%		(0.53)%

Supplemental Data:
Net assets, end of period (000’s)	$99,766		$16,284		$2,904
Portfolio turnover rate(e)	253%		3,727%		1,907	%(c)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$24.54		$30.57		$30.00

Investment Activities:
Net investment income (loss)	(0.42	)(b)	(0.48	)(b)	(0.17	)(b)
Net realized and unrealized gains (losses) on investments	8.21		(5.55)		0.87

Total from investment activities	7.79		(6.03)		0.70

Distributions to Shareholders from:
Net realized gains on investments	—		—		(0.13)

Net asset value, end of period	$32.33		$24.54		$30.57

Total Return	31.74%		(19.73)%		2.35	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.70%		3.97%		8.33%
Net expenses(d)	2.69%		2.95%		2.79%
Net investment income (loss)(d)	(1.53)%		(1.78)%		(1.79)%

Supplemental Data:
Net assets, end of period (000’s)	$5,528		$814		$1,095
Portfolio turnover rate(e)	253%		3,727%		1,907	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    95

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

SMALL-CAP PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$23.81		$30.98		$30.00

Investment Activities:
Net investment income (loss)	(0.13	)(b)	(0.17	)(b)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	10.24		(7.00)		1.01

Total from investment activities	10.11		(7.17)		0.99

Distributions to Shareholders from:
Net realized gains on investments	(1.20)		—		(0.01)

Net asset value, end of period	$32.72		$23.81		$30.98

Total Return	42.41%		(23.14)%		3.32	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.62%		1.98%		1.95%
Net expenses(d)	1.62%		1.95%		1.95%
Net investment income (loss)(d)	(0.42)%		(0.65)%		(0.19)%

Supplemental Data:
Net assets, end of period (000’s)	$165,048		$40,591		$28,222
Portfolio turnover rate(e)	254%		865%		95	%(c)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$23.50		$30.95		$30.00

Investment Activities:
Net investment income (loss)	(0.40	)(b)	(0.42	)(b)	(0.08	)(b)
Net realized and unrealized gains (losses) on investments	9.98		(7.03)		1.04

Total from investment activities	9.58		(7.45)		0.96

Distributions to Shareholders from:
Net realized gains on investments	(1.20)		—		(0.01)

Net asset value, end of period	$31.88		$23.50		$30.95

Total Return	40.71%		(24.07)%		3.22	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.62%		2.99%		2.76%
Net expenses(d)	2.62%		2.95%		2.76%
Net investment income (loss)(d)	(1.42)%		(1.55)%		(0.89)%

Supplemental Data:
Net assets, end of period (000’s)	$109,792		$10,642		$15,392
Portfolio turnover rate(e)	254%		865%		95	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

96    <  Financial Highlights

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

OTC PROFUND

Investor Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period August 7, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$40.01		$65.13		$94.85		$150.00

Investment Activities:
Net investment income (loss)	(0.62	)(c)	(0.67	)(c)	(1.06	)(c)	(2.40	)(c)
Net realized and unrealized gains (losses) on investments	19.50		(24.45)		(28.66)		(52.75)

Total from investment activities	18.88		(25.12)		(29.72)		(55.15)

Distributions to Shareholders from:
Net realized gains on investments	(1.88)		—		—		—

Net asset value, end of period	$57.01		$40.01		$65.13		$94.85

Total Return	47.17%		(38.57)%		(31.33)%		(36.77	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.59%		1.75%		2.40%		1.60%
Net expenses(e)	1.59%		1.75%		1.91%		1.60%
Net investment income (loss)(e)	(1.30)%		(1.56)%		(1.48)%		(4.83)%

Supplemental Data:
Net assets, end of period (000’s)	$90,699		$83,980		$5,524		$2,781
Portfolio turnover rate(f)	868%		620%		5,388%		632	%(d)

Service Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period August 7, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$39.11		$64.33		$94.80		$150.00

Investment Activities:
Net investment income (loss)	(1.09	)(c)	(1.13	)(c)	(2.08	)(c)	(0.45	)(c)
Net realized and unrealized gains (losses) on investments	18.99		(24.09)		(28.39)		(54.75)

Total from investment activities	17.90		(25.22)		(30.47)		(55.20)

Distributions to Shareholders from:
Net realized gains on investments	(1.88)		—		—		—

Net asset value, end of period	$55.13		$39.11		$64.33		$94.80

Total Return	45.75%		(39.20)%		(32.14)%		(36.80	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.59%		2.94%		3.45%		2.80%
Net expenses(e)	2.59%		2.94%		2.95%		2.80%
Net investment income (loss)(e)	(2.30)%		(2.73)%		(2.25)%		(1.06)%

Supplemental Data:
Net assets, end of period (000’s)	$7,324		$22,478		$990		$1,054
Portfolio turnover rate(f)	868%		620%		5,388%		632	%(d)

(a)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    97

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

LARGE-CAP VALUE PROFUND

Investor Class

	For the year ended December 31, 2003		For the period October 1, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$30.82		$30.00

Investment Activities:
Net investment income (loss)	0.09	(b)	0.07	(b)
Net realized and unrealized gains (losses) on investments	8.27		1.09	(c)

Total from investment activities	8.36		1.16

Distributions to Shareholders from:
Net investment income	(0.06)		(0.04)
Net realized gains on investments	—		(0.30)

Total distributions	(0.06)		(0.34)

Net asset value, end of period	$39.12		$30.82

Total Return	27.11%		3.88	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.98%		1.53%
Net expenses(e)	1.86%		1.53%
Net investment income (loss)(e)	0.27%		0.83%

Supplemental Data:
Net assets, end of period (000’s)	$28,709		$51,255
Portfolio turnover rate(f)	1,359%		396	%(d)

Service Class

	For the year ended December 31, 2003		For the period October 1, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$30.81		$30.00

Investment Activities:
Net investment income (loss)	(0.24	)(b)	(0.03	)(b)
Net realized and unrealized gains (losses) on investments	8.26		1.14	(c)

Total from investment activities	8.02		1.11

Distributions to Shareholders from:
Net realized gains on investments	—		(0.30)

Net asset value, end of period	$38.83		$30.81

Total Return	26.03%		3.72	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.98%		2.63%
Net expenses(e)	2.86%		2.63%
Net investment income (loss)(e)	(0.73)%		(0.36)%

Supplemental Data:
Net assets, end of period (000’s)	$1,909		$2,780
Portfolio turnover rate(f)	1,359%		396	%(d)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

98    <  Financial Highlights

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

LARGE - CAP GROWTH PROFUND

Investor Class

	For the year ended December 31, 2003		For the period October 1, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$30.48		$30.00

Investment Activities:
Net investment income (loss)	(0.16	)(b)	0.01	(b)
Net realized and unrealized gains (losses) on investments	7.03		0.48	(c)

Total from investment activities	6.87		0.49

Distributions to Shareholders from:
Net realized gains on investments	(0.97)		(0.01)

Net asset value, end of period	$36.38		$30.48

Total Return	22.54%		1.62	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.80%		1.52%
Net expenses(e)	1.80%		1.52%
Net investment income (loss)(e)	(0.50)%		0.18%

Supplemental Data:
Net assets, end of period (000’s)	$3,674		$28,630
Portfolio turnover rate(f)	438%		180	%(d)

Service Class

	For the year ended December 31, 2003		For the period October 1, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$30.46		$30.00

Investment Activities:
Net investment income (loss)	(0.49	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	7.05		0.56	(c)

Total from investment activities	6.56		0.47

Distributions to Shareholders from:
Net realized gains on investments	(0.97)		(0.01)

Net asset value, end of period	$36.05		$30.46

Total Return	21.54%		1.55	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.80%		2.62%
Net expenses(e)	2.80%		2.62%
Net investment income (loss)(e)	(1.50)%		(1.12)%

Supplemental Data:
Net assets, end of period (000’s)	$2,525		$1,800
Portfolio turnover rate(f)	438%		180	%(d)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    99

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

MID-CAP VALUE PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$24.78		$28.81		$30.00

Investment Activities:
Net investment income (loss)	0.02	(b)	(0.12	)(b)	(0.05	)(b)
Net realized and unrealized gains (losses) on investments	8.59		(3.91)		(0.23)

Total from investment activities	8.61		(4.03)		(0.28)

Distributions to Shareholders from:
Net investment income	—	(c)	—		—
Net realized gains on investments	—		—		(0.91)

Total distributions	—	(c)	—		(0.91)

Net asset value, end of period	$33.39		$24.78		$28.81

Total Return	34.76%		(13.99)%		(0.88	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.80%		2.08%		2.61%
Net expenses(e)	1.80%		1.95%		1.95%
Net investment income (loss)(e)	0.05%		(0.42)%		(0.51)%

Supplemental Data:
Net assets, end of period (000’s)	$101,345		$3,925		$3,576
Portfolio turnover rate(f)	600%		1,899%		1,400	%(d)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$24.49		$28.73		$30.00

Investment Activities:
Net investment income (loss)	(0.27	)(b)	(0.42	)(b)	(0.07	)(b)
Net realized and unrealized gains (losses) on investments	8.48		(3.82)		(0.29)

Total from investment activities	8.21		(4.24)		(0.36)

Distributions to Shareholders from:
Net realized gains on investments	—		—		(0.91)

Net asset value, end of period	$32.70		$24.49		$28.73

Total Return	33.52%		(14.76)%		(1.14	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.80%		3.04%		3.43%
Net expenses(e)	2.80%		2.95%		2.77%
Net investment income (loss)(e)	(0.95)%		(1.45)%		(0.72)%

Supplemental Data:
Net assets, end of period (000’s)	$11,151		$6,316		$6,178
Portfolio turnover rate(f)	600%		1,899%		1,400	%(d)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

100    <  Financial Highlights

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

MID-CAP GROWTH PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$23.87		$30.88		$30.00

Investment Activities:
Net investment income (loss)	(0.35	)(b)	(0.37	)(b)	(0.15	)(b)
Net realized and unrealized gains (losses) on investments	6.73		(6.64)		1.22

Total from investment activities	6.38		(7.01)		1.07

Distributions to Shareholders from:
Net realized gains on investments	—		—		(0.19)

Net asset value, end of period	$30.25		$23.87		$30.88

Total Return	26.73%		(22.70)%		3.56	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.12%		2.88%		1.95%
Net expenses(d)	1.95%		1.95%		1.95%
Net investment income (loss)(d)	(1.28)%		(1.38)%		(1.54)%

Supplemental Data:
Net assets, end of period (000’s)	$5,462		$1,324		$6,086
Portfolio turnover rate(e)	2,235%		3,616%		1,062	%(c)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$23.59		$30.82		$30.00

Investment Activities:
Net investment income (loss)	(0.61	)(b)	(0.63	)(b)	(0.25	)(b)
Net realized and unrealized gains (losses) on investments	6.60		(6.60)		1.26

Total from investment activities	5.99		(7.23)		1.01

Distributions to Shareholders from:
Net realized gains on investments	—		—		(0.19)

Net asset value, end of period	$29.58		$23.59		$30.82

Total Return	25.39%		(23.46)%		3.36	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	3.12%		3.56%		2.94%
Net expenses(d)	2.95%		2.94%		2.94%
Net investment income (loss)(d)	(2.28)%		(2.43)%		(2.48)%

Supplemental Data:
Net assets, end of period (000’s)	$991		$2,164		$3,460
Portfolio turnover rate(e)	2,235%		3,616%		1,062	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    101

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

SMALL-CAP VALUE PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$24.61		$30.17		$30.00

Investment Activities:
Net investment income (loss)	(0.17	)(b)	(0.29	)(b)	(0.05	)(b)
Net realized and unrealized gains (losses) on investments	8.77		(5.27)		0.39

Total from investment activities	8.60		(5.56)		0.34

Distributions to Shareholders from:
Net realized gains on investments	(0.05)		—		(0.17)

Net asset value, end of period	$33.16		$24.61		$30.17

Total Return	34.95%		(18.43)%		1.15	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.73%		1.98%		2.00%
Net expenses(d)	1.73%		1.95%		1.95%
Net investment income (loss)(d)	(0.59)%		(0.96)%		(0.52)%

Supplemental Data:
Net assets, end of period (000’s)	$123,119		$7,554		$13,284
Portfolio turnover rate(e)	652%		1,650%		962	%(c)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$24.29		$30.11		$30.00

Investment Activities:
Net investment income (loss)	(0.45	)(b)	(0.62	)(b)	(0.14	)(b)
Net realized and unrealized gains (losses) on investments	8.59		(5.20)		0.42

Total from investment activities	8.14		(5.82)		0.28

Distributions to Shareholders from:
Net realized gains on investments	(0.05)		—		(0.17)

Net asset value, end of period	$32.38		$24.29		$30.11

Total Return	33.52%		(19.33)%		0.95	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.73%		2.97%		2.90%
Net expenses(d)	2.73%		2.94%		2.85%
Net investment income (loss)(d)	(1.59)%		(2.03)%		(1.41)%

Supplemental Data:
Net assets, end of period (000’s)	$14,444		$10,979		$36,458
Portfolio turnover rate(e)	652%		1,650%		962	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

102    <  Financial Highlights

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

SMALL-CAP GROWTH PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$22.47		$30.80		$30.00

Investment Activities:
Net investment income (loss)	(0.29	)(b)	(0.39	)(b)	(0.15	)(b)
Net realized and unrealized gains (losses) on investments	8.07		(5.66	)(c)	1.30

Total from investment activities	7.78		(6.05)		1.15

Distributions to Shareholders from:
Net realized gains on investments	(0.05)		(2.28)		(0.35)

Net asset value, end of period	$30.20		$22.47		$30.80

Total Return	34.64%		(19.64)%		3.87	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.80%		2.68%		2.94%
Net expenses(e)	1.80%		1.95%		1.92%
Net investment income (loss)(e)	(1.16)%		(1.50)%		(1.57)%

Supplemental Data:
Net assets, end of period (000’s)	$16,890		$7,934		$9,605
Portfolio turnover rate(f)	1,184%		4,550%		1,020	%(d)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$22.27		$30.87		$30.00

Investment Activities:
Net investment income (loss)	(0.55	)(b)	(0.66	)(b)	(0.26	)(b)
Net realized and unrealized gains (losses) on investments	7.97		(5.66	)(c)	1.48

Total from investment activities	7.42		(6.32)		1.22

Distributions to Shareholders from:
Net realized gains on investments	(0.05)		(2.28)		(0.35)

Net asset value, end of period	$29.64		$22.27		$30.87

Total Return	33.33%		(20.47)%		4.10	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.80%		3.25%		3.96%
Net expenses(e)	2.80%		2.95%		2.95%
Net investment income (loss)(e)	(2.16)%		(2.45)%		(2.65)%

Supplemental Data:
Net assets, end of period (000’s)	$8,423		$1,465		$638
Portfolio turnover rate(f)	1,184%		4,550%		1,020	%(d)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    103

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

EUROPE 30 PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period March 15, 1999 (a) through December 31, 1999
Net asset value, beginning of period	$9.43		$12.62		$22.65		$40.99		$30.00

Investment Activities:
Net investment income (loss)	0.06	(b)	0.10	(b)	—	(b),(c)	(0.07	)(b)	0.19
Net realized and unrealized gains (losses) on investments	3.51		(3.29)		(10.03)		(13.77)		10.80

Total from investment activities	3.57		(3.19)		(10.03)		(13.84)		10.99

Distributions to Shareholders from:
Net investment income	(0.03)		—		—		(0.02)		—
Net realized gains on investments	—		—		—		(4.48)		—

Total distributions	(0.03)		—		—		(4.50)		—

Net asset value, end of period	$12.97		$9.43		$12.62		$22.65		$40.99

Total Return	37.81%		(25.28)%		(44.28)%		(33.55)%		36.63	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.79%		2.34%		4.17%		4.07%		2.53%
Net expenses(e)	1.78%		1.95%		2.75%		2.53%		1.53%
Net investment income (loss)(e)	0.52%		0.93%		0.02%		(0.20)%		1.79%

Supplemental Data:
Net assets, end of period (000’s)	$23,377		$8,184		$5,923		$2,262		$5,560
Portfolio turnover rate(f)	1,593%		2,892%		11,239%		2,381%		514	%(d)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period March 15, 1999 (a) through December 31, 1999
Net asset value, beginning of period	$9.85		$12.25		$22.28		$40.72		$30.00

Investment Activities:
Net investment income (loss)	(0.05	)(b)	0.12	(b)	0.04	(b)	(0.24	)(b)	0.03
Net realized and unrealized gains (losses) on investments	3.66		(2.52)		(10.07)		(13.72)		10.69

Total from investment activities	3.61		(2.40)		(10.03)		(13.96)		10.72

Distributions to Shareholders from:
Net realized gains on investments	—		—		—		(4.48)		—

Net asset value, end of period	$13.46		$9.85		$12.25		$22.28		$40.72

Total Return	36.65%		(19.59)%		(45.02)%		(34.07)%		35.73	%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.79%		2.14	%(g)	4.78%		5.08%		3.58%
Net expenses(e)	2.78%		1.58	%(g)	3.36%		3.54%		2.50%
Net investment income (loss)(e)	(0.48)%		1.15%		0.22%		(0.66)%		0.46%
Supplemental Data:
Net assets, end of period (000’s)	$11,105		$2,667		$116		$403		$18,960
Portfolio turnover rate(f)	1,593%		2,892%		11,239%		2,381%		514	%(d)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.
(g)	The ratios shown do not correlate to the ratios of the Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets.

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>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ULTRABULL PROFUND

Investor Class(a)

For the year ended Dec. 31,	2003		2002		2001		2000		1999
Net asset value, beginning of period	$30.64		$57.22		$84.30		$118.35		$91.80

Investment Activities:
Net investment income (loss)	(0.07	)(b)	(0.19	)(b)	(0.28	)(b)	0.50	(b)	1.75
Net realized and unrealized gains (losses) on investments	16.95		(26.39)		(26.80)		(34.00)		25.40

Total from investment activities	16.88		(26.58)		(27.08)		(33.50)		27.15

Distributions to Shareholders from:
Net investment income	—		—		—		(0.20)		(0.15)
Net realized gains on investments	—		—		—		(0.35)		(0.45)

Total distributions	—		—		—		(0.55)		(0.60)

Net asset value, end of period	$47.52		$30.64		$57.22		$84.30		$118.35

Total Return	55.09%		(46.45)%		(32.12)%		(28.33)%		29.56%

Ratios/Supplemental Data:
Gross expenses	1.70%		1.95%		1.93%		1.44%		1.36%
Net expenses	1.70%		1.95%		1.93%		1.44%		1.34%
Net investment income (loss)	(0.18)%		(0.47)%		(0.43)%		0.49%		1.99%

Supplemental Data:
Net assets, end of period (000’s)	$123,782		$65,467		$60,956		$80,340		$155,987
Portfolio turnover rate(c)	723%		1,770%		1,377%		1,111%		764%

Service Class(a)

For the year ended Dec. 31,	2003		2002		2001		2000		1999
Net asset value, beginning of period	$29.40		$55.17		$82.15		$116.35		$90.95

Investment Activities:
Net investment income (loss)	(0.41	)(b)	(0.58	)(b)	(0.88	)(b)	(0.55	)(b)	0.40
Net realized and unrealized gains (losses) on investments	16.10		(25.19)		(26.10)		(33.30)		25.45

Total from investment activities	15.69		(25.77)		(26.98)		(33.85)		25.85

Distributions to Shareholders from:
Net realized gains on investments	—		—		—		(0.35)		(0.45)

Net asset value, end of period	$45.09		$29.40		$55.17		$82.15		$116.35

Total Return	53.37%		(46.71)%		(32.84)%		(29.12)%		28.42%

Ratios to Average Net Assets:
Gross expenses	2.70%		2.81%		2.87%		2.43%		2.36%
Net expenses	2.70%		2.81%		2.87%		2.43%		2.34%
Net investment income (loss)	(1.18)%		(1.40)%		(1.35)%		(0.54)%		0.79%

Supplemental Data:
Net assets, end of period (000’s)	$13,068		$7,828		$7,629		$31,923		$70,220
Portfolio turnover rate(c)	723%		1,770%		1,377%		1,111%		764%

(a)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999. Adjusted for 4:1 stock split that occurred on July 16, 1999. Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    105

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ULTRAMID-CAP PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period February 7, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$16.95		$27.42		$33.00		$30.00

Investment Activities:
Net investment income (loss)	(0.16	)(b)	(0.18	)(b)	(0.15	)(b)	0.14	(b)
Net realized and unrealized gains (losses) on investments	11.88		(10.29)		(5.43)		2.86

Total from investment activities	11.72		(10.47)		(5.58)		3.00

Net asset value, end of period	$28.67		$16.95		$27.42		$33.00

Total Return	69.14%		(38.18)%		(16.91)%		10.00	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.87%		2.08%		2.07%		1.75%
Net expenses(d)	1.86%		1.95%		1.95%		1.60%
Net investment income (loss)(d)	(0.75)%		(0.78)%		(0.52)%		0.46%

Supplemental Data:
Net assets, end of period (000’s)	$55,368		$15,358		$33,812		$34,622
Portfolio turnover rate(e)	684%		2,174%		2,125%		2,468	%(c)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period February 7, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$16.48		$26.85		$32.66		$30.00

Investment Activities:
Net investment income (loss)	(0.37	)(b)	(0.41	)(b)	(0.44	)(b)	(0.17	)(b)
Net realized and unrealized gains (losses) on investments	11.54		(9.96)		(5.37)		2.83

Total from investment activities	11.17		(10.37)		(5.81)		2.66

Net asset value, end of period	$27.65		$16.48		$26.85		$32.66

Total Return	67.78%		(38.62)%		(17.79)%		8.87	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.87%		3.06%		3.07%		2.74%
Net expenses(d)	2.86%		2.95%		2.95%		2.60%
Net investment income (loss)(d)	(1.75)%		(1.87)%		(1.49)%		(0.54)%

Supplemental Data:
Net assets, end of period (000’s)	$6,814		$7,279		$2,517		$2,695
Portfolio turnover rate(e)	684%		2,174%		2,125%		2,468	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ULTRASMALL-CAP PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period February 7, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$9.62		$17.27		$20.77		$30.00

Investment Activities:
Net investment income (loss)	(0.07	)(b)	(0.07	)(b)	(0.01	)(b)	0.09	(b)
Net realized and unrealized gains (losses) on investments	9.74		(7.58)		(3.49)		(9.32)

Total from investment activities	9.67		(7.65)		(3.50)		(9.23)

Net asset value, end of period	$19.29		$9.62		$17.27		$20.77

Total Return	100.52%		(44.30)%		(16.85)%		(30.77	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.76%		1.95%		2.15%		1.89%
Net expenses(d)	1.76%		1.95%		1.95%		1.54%
Net investment income (loss)(d)	(0.49)%		(0.54)%		(0.05)%		0.39%
Supplemental Data:
Net assets, end of period (000’s)	$133,404		$26,286		$73,105		$20,847
Portfolio turnover rate(e)	387%		2,196%		3,221%		3,345	%(c)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period February 7, 2000 (a) Through December 31, 2000
Net asset value, beginning of period	$9.37		$16.96		$20.59		$30.00

Investment Activities:
Net investment income (loss)	(0.21	)(b)	(0.21	)(b)	(0.17	)(b)	(0.20	)(b)
Net realized and unrealized gains (losses) on investments	9.41		(7.38)		(3.46)		(9.21)

Total from investment activities	9.20		(7.59)		(3.63)		(9.41)

Net asset value, end of period	$18.57		$9.37		$16.96		$20.59

Total Return	98.19%		(44.75)%		(17.63)%		(31.37	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.76%		2.87%		3.12%		2.96%
Net expenses(d)	2.76%		2.87%		2.92%		2.60%
Net investment income (loss)(d)	(1.49)%		(1.49)%		(0.97)%		(0.86)%

Supplemental Data:
Net assets, end of period (000’s)	$17,036		$2,526		$7,497		$3,589
Portfolio turnover rate(e)	387%		2,196%		3,221%		3,345	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    107

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ULTRADOW 30 PROFUND

Investor Class

	For the year ended December 31, 2003		For the period June 3, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$20.73		$30.00

Investment Activities:
Net investment income (loss)	(0.02	)(b)	0.05	(b)
Net realized and unrealized gains (losses) on investments	10.60		(9.28)

Total from investment activities	10.58		(9.23)

Distributions to Shareholders from:
Net investment income	—		(0.04)
Net realized gains on investments	(0.02)		—

Total distributions	(0.02)		(0.04)

Net asset value, end of period	$31.29		$20.73

Total Return	51.02%		(30.76	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.88%		2.47%
Net expenses(e)	1.88%		1.95%
Net investment income (loss)(e)	(0.08)%		0.37%

Supplemental Data:
Net assets, end of period (000’s)	$31,023		$3,963
Portfolio turnover rate(f)	1,798%		844	%(d)

Service Class

	For the year ended December 31, 2003		For the period June 3, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$20.68		$30.00

Investment Activities:
Net investment income (loss)	(0.26	)(b)	(0.06	)(b)
Net realized and unrealized gains (losses) on investments	10.57		(9.26)

Total from investment activities	10.31		(9.32)

Distributions to Shareholders from:
Net investment income	—		—	(c)
Net realized gains on investments	(0.02)		—

Total distributions	(0.02)		—	(c)

Net asset value, end of period	$30.97		$20.68

Total Return	49.84%		(31.06	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.88%		3.42%
Net expenses(e)	2.88%		2.95%
Net investment income (loss)(e)	(1.08)%		(0.44)%
Supplemental Data:
Net assets, end of period (000’s)	$9,959		$11,696
Portfolio turnover rate(f)	1,798%		844	%(d)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

108    <  Financial Highlights

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ULTRAOTC PROFUND

Investor Class(a)

For the year ended Dec. 31,	2003		2002		2001		2000		1999
Net asset value, beginning of period	$10.79		$35.29		$114.10		$494.40		$149.10

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.25	)(b)	(0.50	)(b)	(0.85	)(b)	(0.80)
Net realized and unrealized gains (losses) on investments	11.25		(24.25)		(78.31)		(361.75)		348.40

Total from investment activities	11.05		(24.50)		(78.81)		(362.60)		347.60

Distributions to Shareholders from:
Net investment income	—		—		—		—		— (c)
Net realized gains on investments	—		—		—		(17.70)		(2.30)

Total distributions	—		—		—		(17.70)		(2.30)

Net asset value, end of period	$21.84		$10.79		$35.29		$114.10		$494.40

Total Return	102.41%		(69.42)%		(69.07)%		(73.70)%		233.25%

Ratios to Average Net Assets:
Gross expenses	1.56%		1.78%		1.80%		1.33%		1.33%
Net expenses	1.56%		1.78%		1.80%		1.33%		1.31%
Net investment income (loss)	(1.23)%		(1.49)%		(1.06)%		(0.22)%		(0.50)%

Supplemental Data:
Net assets, end of period (000’s)	$449,308		$187,841		$353,565		$421,434		$1,216,220
Portfolio turnover rate(d)	231%		522%		622%		801%		670%

Service Class(a)

For the year ended Dec. 31,	2003		2002		2001		2000		1999
Net asset value, beginning of period	$10.28		$33.88		$110.90		$487.00		$148.40

Investment Activities:
Net investment income (loss)	(0.35	)(b)	(0.39	)(b)	(0.94	)(b)	(4.65	)(b)	(3.20)
Net realized and unrealized gains (losses) on investments	10.66		(23.21)		(76.08)		(353.75)		344.10

Total from investment activities	10.31		(23.60)		(77.02)		(358.40)		340.90

Distributions to Shareholders from:
Net realized gains on investments	—		—		—		(17.70)		(2.30)

Net asset value, end of period	$20.59		$10.28		$33.88		$110.90		$487.00

Total Return	100.29%		(69.66)%		(69.45)%		(73.96)%		229.73%

Ratios to Average Net Assets:
Gross expenses	2.56%		2.53%		2.80%		2.33%		2.32%
Net expenses	2.56%		2.53%		2.80%		2.33%		2.30%
Net investment income (loss)	(2.23)%		(2.25)%		(2.03)%		(1.22)%		(1.49)%

Supplemental Data:
Net assets, end of period (000’s)	$30,497		$13,844		$32,712		$48,454		$134,838
Portfolio turnover rate(d)	231%		522%		622%		801%		670%

(a)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999. Adjusted for 4:1 stock split that occurred on July 16, 1999. Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    109

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ULTRAJAPAN PROFUND

Investor Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period February 7, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$20.93		$34.77		$65.75		$150.00
Investment Activities:
Net investment income (loss)	(0.47	)(c)	(0.49	)(c)	0.19	(c)	2.90	(c)
Net realized and unrealized gains (losses) on investments	10.45		(13.35)		(31.16)		(82.95)

Total from investment activities	9.98		(13.84)		(30.97)		(80.05)

Distributions to Shareholders from:
Net investment income	—		—		(0.01)		(4.20)

Net asset value, end of period	$30.91		$20.93		$34.77		$65.75

Total Return	47.68%		(39.80)%		(47.10)%		(53.44	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	1.95%		2.37%		2.46%		2.31%
Net expenses(e)	1.95%		1.93%		1.95%		1.59%
Net investment income (loss)(e)	(1.70)%		(1.48)%		0.39%		2.99%
Supplemental Data:
Net assets, end of period (000’s)	$42,203		$2,799		$2,697		$1,050
Portfolio turnover rate(f)	—		—		1,299%		1,300	%(d)

Service Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period February 7, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$20.69		$34.70		$66.35		$150.00
Investment Activities:
Net investment income (loss)	(0.75	)(c)	(0.89	)(c)	(0.28	)(c)	1.95	(c)
Net realized and unrealized gains (losses) on investments	10.33		(13.12)		(31.37)		(82.65)

Total from investment activities	9.58		(14.01)		(31.65)		(80.75)

Distributions to Shareholders from:
Net investment income	—		—		—		(2.95)

Net asset value, end of period	$30.27		$20.69		$34.70		$66.35

Total Return	46.30%		(40.37)%		(47.70)%		(53.86	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.95%		3.22%		3.29%		3.33%
Net expenses(e)	2.95%		2.95%		2.78%		2.60%
Net investment income (loss)(e)	(2.70)%		(2.45)%		(0.60)%		2.09%
Supplemental Data:
Net assets, end of period (000’s)	$932		$143		$140		$843
Portfolio turnover rate(f)	—		—		1,299%		1,300	%(d)

(a)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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Selected data for a share of beneficial interest outstanding throughout the periods indicated.

BEAR PROFUND

Investor Class(a)

For the year ended Dec. 31,	2003		2002		2001		2000	1999
Net asset value, beginning of period	$45.26		$37.43		$32.75		$30.18	$39.88

Investment Activities:
Net investment income (loss)	(0.28	)(b)	(0.24	)(b)	0.52	(b)	1.09 (b)	1.10 (b)
Net realized and unrealized gains (losses) on investments	(10.79)		8.07		4.16		3.84	(5.97)

Total from investment activities	(11.07)		7.83		4.68		4.93	(4.87)

Distributions to Shareholders from:
Net investment income	—		—		—		(2.36)	(4.83)

Net asset value, end of period	$34.19		$45.26		$37.43		$32.75	$30.18

Total Return	(24.46)%		20.92%		14.29%		16.41%	(12.32)%

Ratios to Average Net Assets:
Gross expenses	1.73%		1.95%		1.96%		2.19%	1.68%
Net expenses	1.72%		1.95%		1.88%		1.84%	1.40%
Net investment income (loss)	(0.67)%		(0.56)%		1.41%		3.43%	2.86%

Supplemental Data:
Net assets, end of period (000’s)	$23,150		$72,473		$8,498		$8,889	$2,331
Portfolio turnover rate(c)	—		—		1,299%		1,299%	1,215%

Service Class(a)

For the year ended Dec. 31,	2003		2002		2001		2000	1999
Net asset value, beginning of period	$44.15		$36.92		$32.62		$29.86	$39.76

Investment Activities:
Net investment income (loss)	(0.67	)(b)	(0.59	)(b)	(0.12	)(b)	0.75 (b)	0.63 (b)
Net realized and unrealized gains (losses) on investments	(10.46)		7.82		4.42		3.87	(5.92)

Total from investment activities	(11.13)		7.23		4.30		4.62	(5.29)

Distributions to Shareholders from:
Net investment income	—		—		—		(1.86)	(4.61)

Net asset value, end of period	$33.02		$44.15		$36.92		$32.62	$29.86

Total Return	(25.21)%		19.58%		13.18%		15.54%	(13.32)%

Ratios to Average Net Assets:
Gross expenses	2.73%		2.91%		3.03%		3.18%	2.91%
Net expenses	2.72%		2.91%		2.95%		2.83%	2.23%
Net investment income (loss)	(1.67)%		(1.44)%		(0.32)%		2.43%	1.69%

Supplemental Data:
Net assets, end of period (000’s)	$4,613		$5,510		$2,756		$411	$1,095
Portfolio turnover rate(c)	—		—		1,299%		1,299%	1,215%

(a)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    111

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

SHORT SMALL-CAP PROFUND

Investor Class

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$37.31		$30.00

Investment Activities:
Net investment income (loss)	(0.23	)(b)	0.01	(b)
Net realized and unrealized gains (losses) on investments	(12.73)		7.30

Total from investment activities	(12.96)		7.31

Net asset value, end of period	$24.35		$37.31

Total Return	(34.74)%		24.37	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.77%		1.49%
Net expenses(d)	1.76%		1.49%
Net investment income (loss)(d)	(0.68)%		0.02%

Supplemental Data:
Net assets, end of period (000’s)	$32,575		$110,733
Portfolio turnover rate(e)	—		—

Service Class

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$37.06		$30.00

Investment Activities:
Net investment income (loss)	(0.54	)(b)	(0.23	)(b)
Net realized and unrealized gains (losses) on investments	(12.50)		7.29

Total from investment activities	(13.04)		7.06

Net asset value, end of period	$24.02		$37.06

Total Return	(35.19)%		23.53	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.77%		2.51%
Net expenses(d)	2.76%		2.51%
Net investment income (loss)(d)	(1.68)%		(0.92)%

Supplemental Data:
Net assets, end of period (000’s)	$7,761		$3,628
Portfolio turnover rate(e)	—		—

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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Selected data for a share of beneficial interest outstanding throughout the periods indicated.

SHORT OTC PROFUND

Investor Class

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$33.69		$30.00

Investment Activities:
Net investment income (loss)	(0.23	)(b)	(0.10	)(b)
Net realized and unrealized gains (losses) on investments	(12.36)		3.88	(c)

Total from investment activities	(12.59)		3.78

Distributions to Shareholders from:
Net investment income	—		(0.09)

Net asset value, end of period	$21.10		$33.69

Total Return	(37.37)%		12.60	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.88%		2.00%
Net expenses(e)	1.87%		1.82%
Net investment income (loss)(e)	(0.79)%		(0.46)%

Supplemental Data:
Net assets, end of period (000’s)	$12,538		$9,826
Portfolio turnover rate(f)	—		—

Service Class

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$33.52		$30.00

Investment Activities:
Net investment income (loss)	(0.50	)(b)	(0.29	)(b)
Net realized and unrealized gains (losses) on investments	(12.23)		3.81	(c)

Total from investment activities	(12.73)		3.52

Net asset value, end of period	$20.79		$33.52

Total Return	(37.98)%		11.73	%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.88%		2.97%
Net expenses(e)	2.87%		2.79%
Net investment income (loss)(e)	(1.79)%		(1.23)%

Supplemental Data:
Net assets, end of period (000’s)	$2,125		$3,305
Portfolio turnover rate(f)	—		—

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    113

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ULTRABEAR PROFUND

Investor Class(a)

For the year ended Dec. 31,	2003		2002		2001	2000	1999
Net asset value, beginning of period	$41.64		$30.15		$24.84	$21.31	$31.88

Investment Activities:
Net investment income (loss)	(0.26	)(b)	(0.20	)(b)	0.34 (b)	0.75 (b)	0.84
Net realized and unrealized gains (losses) on investments	(17.96)		11.69		5.29	3.94	(10.55)

Total from investment activities	(18.22)		11.49		5.63	4.69	(9.71)

Distributions to Shareholders from:
Net investment income	—		—	(c)	(0.32)	(1.16)	(0.86)

Net asset value, end of period	$23.42		$41.64		$30.15	$24.84	$21.31

Total Return	(43.76)%		38.11%		22.65%	22.15%	(30.54)%

Ratios to Average Net Assets:
Gross expenses	1.65%		1.80%		1.79%	1.56%	1.43%
Net expenses	1.64%		1.80%		1.79%	1.56%	1.41%
Net investment income (loss)	(0.78)%		(0.52)%		1.12%	3.38%	2.20%

Supplemental Data:
Net assets, end of period (000’s)	$93,826		$119,520		$61,019	$30,196	$32,534
Portfolio turnover rate(d)	—		—		1,299%	1,300%	1,137%

Service Class(a)

For the year ended Dec. 31,	2003		2002		2001	2000	1999
Net asset value, beginning of period	$42.26		$30.84		$25.46	$21.51	$31.83

Investment Activities:
Net investment income (loss)	(0.58	)(b)	(0.56	)(b)	0.07 (b)	0.54 (b)	0.54
Net realized and unrealized gains (losses) on investments	(18.15)		11.98		5.37	4.03	(10.45)

Total from investment activities	(18.73)		11.42		5.44	4.57	(9.91)

Distributions to Shareholders from:
Net investment income	—		—		(0.06)	(0.62)	(0.41)

Net asset value, end of period	$23.53		$42.26		$30.84	$25.46	$21.51

Total Return	(44.32%)		37.03%		21.39%	21.33%	(31.20)%

Ratios to Average Net Assets:
Gross expenses	2.65%		2.68%		2.80%	2.57%	2.42%
Net expenses	2.64%		2.68%		2.80%	2.57%	2.41%
Net investment income (loss)	(1.78)%		(1.40)%		0.25%	2.41%	1.21%

Supplemental Data:
Net assets, end of period (000’s)	$6,941		$9,934		$4,708	$6,682	$4,289
Portfolio turnover rate(d)	—		—		1,299%	1,300%	1,137%

(a)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ULTRASHORT OTC PROFUND

Investor Class(a)

For the year ended Dec. 31,	2003		2002		2001	2000	1999
Net asset value, beginning of period	$56.25		$39.15		$45.64	$45.98	$243.60

Investment Activities:
Net investment income (loss)	(0.18	)(b)	(0.11	)(b)	0.94 (b)	0.89 (b)	1.82
Net realized and unrealized gains (losses) on investments	(35.15)		19.07		(4.47)	0.86	(197.61)

Total from investment activities	(35.33)		18.96		(3.53)	1.75	(195.79)

Distributions to Shareholders from:
Net investment income	—	(c)	(1.86)		(2.96)	(2.09)	(1.83)

Net asset value, end of period	$20.92		$56.25		$39.15	$45.64	$45.98

Total Return	(62.80)%		48.56%		(7.36)%	4.25%	(80.36)%

Ratios to Average Net Assets:

Gross expenses	1.65%		1.84%		1.78%	1.48%	1.45%
Net expenses	1.65%		1.84%		1.78%	1.48%	1.44%
Net investment income (loss)	(0.57)%		(0.19)%		1.95%	2.73%	2.18%

Supplemental Data:
Net assets, end of period (000’s)	$118,811		$110,437		$92,457	$49,063	$38,255
Portfolio turnover rate(d)	—		—		1,257%	1,300%	1,185%

Service Class(a)

For the year ended Dec. 31,	2003		2002		2001	2000	1999
Net asset value, beginning of period	$59.49		$41.04		$47.50	$46.37	$243.60

Investment Activities:
Net investment income (loss)	(0.50	)(b)	(0.66	)(b)	0.33 (b)	0.52 (b)	1.11
Net realized and unrealized gains (losses) on investments	(37.07)		20.09		(4.37)	1.03	(197.45)

Total from investment activities	(37.57)		19.43		(4.04)	1.55	(196.34)

Distributions to Shareholders from:
Net investment income	—		(0.98)		(2.42)	(0.42)	(0.89)

Net asset value, end of period	$21.92		$59.49		$41.04	$47.50	$46.37

Total Return	(63.15)%		47.41%		(8.21)%	3.42%	(80.62)%

Ratios to Average Net Assets:
Gross expenses	2.65%		2.76%		2.92%	2.42%	2.46%
Net expenses	2.65%		2.76%		2.92%	2.42%	2.45%
Net investment income (loss)	(1.57)%		(1.10)%		0.66%	1.57%	1.21%

Supplemental Data:
Net assets, end of period (000’s)	$9,590		$5,290		$3,675	$1,381	$1,010
Portfolio turnover rate(d)	—		—		1,257%	1,300%	1,185%

(a)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999. Adjusted for 1:15 reverse stock split that occurred on February 11, 2000.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    115

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

BANKS ULTRASECTOR PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$24.57		$28.75		$30.00

Investment Activities:
Net investment income (loss)	0.17	(b)	0.13	(b)	0.11	(b)
Net realized and unrealized gains (losses) on investments	10.66		(3.18)		(1.29)

Total from investment activities	10.83		(3.05)		(1.18)

Distributions to Shareholders from:
Net investment income	(0.12)		(1.13)		(0.07)
Net realized gains on investments	(1.37)		—		—

Total distributions	(1.49)		(1.13)		(0.07)

Net asset value, end of period	$33.91		$24.57		$28.75

Total Return	46.23%		(10.56)%		(3.92	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	4.63%		3.03%		3.20%
Net expenses(d)	1.95%		1.95%		1.95%
Net investment income (loss)(d)	0.59%		0.44%		1.19%

Supplemental Data:
Net assets, end of period (000’s)	$1,417		$685		$3,189
Portfolio turnover rate(e)	1,869%		2,674%		350	%(c)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$25.52		$28.76		$30.00

Investment Activities:
Net investment income (loss)	(0.14	)(b)	(0.21	)(b)	0.18	(b)
Net realized and unrealized gains (losses) on investments	11.12		(3.03)		(1.42)

Total from investment activities	10.98		(3.24)		(1.24)

Distributions to Shareholders from:
Net investment income	(0.01)		—		—
Net realized gains on investments	(1.37)		—		—

Total distributions	(1.38)		—		—

Net asset value, end of period	$35.12		$25.52		$28.76

Total Return	45.04%		(11.27)%		(4.13	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	5.63%		5.94%		4.05%
Net expenses(d)	2.95%		2.93%		2.80%
Net investment income (loss)(d)	(0.41)%		(0.73)%		2.06%

Supplemental Data:
Net assets, end of period (000’s)	$1,097		$39		$24
Portfolio turnover rate(e)	1,869%		2,674%		350	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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Selected data for a share of beneficial interest outstanding throughout the periods indicated.

BASIC MATERIALS ULTRA SECTOR PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$22.53		$28.58		$30.00

Investment Activities:
Net investment income (loss)	0.11	(b)	0.07	(b)	0.13	(b)
Net realized and unrealized gains (losses) on investments	10.59		(6.12)		(1.49)

Total from investment activities	10.70		(6.05)		(1.36)

Distributions to Shareholders from:
Net investment income	(0.02)		—		(0.06)

Net asset value, end of period	$33.21		$22.53		$28.58

Total Return	47.49%		(21.17)%		(4.54	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.24%		3.61%		3.51%
Net expenses(d)	1.95%		1.94%		1.27%
Net investment income (loss)(d)	0.40%		0.25%		1.38%

Supplemental Data:
Net assets, end of period (000’s)	$35,985		$759		$2,467
Portfolio turnover rate(e)	1,521%		10,105%		913	%(c)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period September 4, 2001 (a) through December 31, 2001
Net asset value, beginning of period	$22.63		$28.95		$30.00

Investment Activities:
Net investment income (loss)	(0.16	)(b)	(0.40	)(b)	—	(b),(f)
Net realized and unrealized gains (losses) on investments	10.64		(5.92)		(1.05)

Total from investment activities	10.48		(6.32)		(1.05)

Net asset value, end of period	$33.11		$22.63		$28.95

Total Return	46.31%		(21.83)%		(3.50	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	3.24%		4.48%		5.20%
Net expenses(d)	2.95%		2.95%		2.95%
Net investment income (loss)(d)	(0.60)%		(1.45)%		—

Supplemental Data:
Net assets, end of period (000’s)	$8,210		$15		$19
Portfolio turnover rate(e)	1,521%		10,105%		913	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.
(f)	Amount is less than $0.005.

Financial Highlights  >    117

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

BIOTECHNOLOGY ULTRASECTOR PROFUND

Investor Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$24.58		$53.06		$83.20		$100.00

Investment Activities:
Net investment income (loss)	(0.56	)(c)	(0.44	)(c)	(0.62	)(c)	(0.10	)(c)
Net realized and unrealized gains (losses) on investments	15.73		(28.04)		(29.52)		(16.70)

Total from investment activities	15.17		(28.48)		(30.14)		(16.80)

Net asset value, end of period	$39.75		$24.58		$53.06		$83.20

Total Return	61.72%		(53.68)%		(36.23)%		(16.80	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.93%		2.65%		2.59%		2.34%
Net expenses(e)	1.92%		1.95%		1.95%		1.94%
Net investment income (loss)(e)	(1.59)%		(1.48)%		(1.10)%		(0.20)%

Supplemental Data:
Net assets, end of period (000’s)	$8,175		$3,134		$14,931		$4,198
Portfolio turnover rate(f)	2,288%		2,527%		1,266%		1,554	%(d)

Service Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$24.01		$52.39		$82.70		$100.00

Investment Activities:
Net investment income (loss)	(0.90	)(c)	(0.74	)(c)	(1.10	)(c)	(0.70	)(c)
Net realized and unrealized gains (losses) on investments	15.35		(27.64)		(29.21)		(16.60)

Total from investment activities	14.45		(28.38)		(30.31)		(17.30)

Net asset value, end of period	$38.46		$24.01		$52.39		$82.70

Total Return	60.18%		(54.17)%		(36.65)%		(17.30	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.93%		3.89%		3.59%		3.04%
Net expenses(e)	2.92%		2.92%		2.95%		2.64%
Net investment income (loss)(e)	(2.59)%		(2.42)%		(1.99)%		(1.34)%

Supplemental Data:
Net assets, end of period (000’s)	$1,484		$405		$1,238		$1,031
Portfolio turnover rate(f)	2,288%		2,527%		1,266%		1,554	%(d)

(a)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ENERGY ULTRASECTOR PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$11.80		$15.90		$20.82		$20.00

Investment Activities:
Net investment income (loss)	(0.02	)(b)	(0.03	)(b)	0.11	(b)	0.24	(b)
Net realized and unrealized gains (losses) on investments	3.88		(4.07)		(5.03)		0.58

Total from investment activities	3.86		(4.10)		(4.92)		0.82

Net asset value, end of period	$15.66		$11.80		$15.90		$20.82

Total Return	32.71%		(25.79)%		(23.63)%		4.10	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.09%		2.66%		2.75%		2.83%
Net expenses(d)	1.94%		1.95%		1.95%		1.59%
Net investment income (loss)(d)	(0.12)%		(0.21)%		0.59%		2.24%

Supplemental Data:
Net assets, end of period (000’s)	$37,753		$3,330		$5,243		$7,640
Portfolio turnover rate(e)	2,032%		2,399%		1,610%		2,784	%(c)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$11.52		$15.65		$20.72		$20.00

Investment Activities:
Net investment income (loss)	(0.14	)(b)	(0.21	)(b)	(0.09	)(b)	(0.11	)(b)
Net realized and unrealized gains (losses) on investments	3.75		(3.92)		(4.98)		0.83

Total from investment activities	3.61		(4.13)		(5.07)		0.72

Net asset value, end of period	$15.13		$11.52		$15.65		$20.72

Total Return	31.34%		(26.39)%		(24.47)%		3.60	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	3.09%		3.26%		3.75%		4.14%
Net expenses(d)	2.94%		2.93%		2.95%		2.91%
Net investment income (loss)(d)	(1.12)%		(1.37)%		(0.47)%		(1.03)%

Supplemental Data:
Net assets, end of period (000’s)	$3,956		$263		$335		$1,059
Portfolio turnover rate(e)	2,032%		2,399%		1,610%		2,784	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    119

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

FINANCIAL ULTRASECTOR PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$15.84		$21.10		$25.39		$20.00

Investment Activities:
Net investment income (loss)	0.05	(b)	0.03	(b)	0.14	(b)	0.15	(b)
Net realized and unrealized gains (losses) on investments	6.84		(5.28)		(4.43)		5.24

Total from investment activities	6.89		(5.25)		(4.29)		5.39

Distributions to Shareholders from:
Net investment income	—		(0.01)		—		—

Net asset value, end of period	$22.73		$15.84		$21.10		$25.39

Total Return	43.50%		(24.88)%		(16.90)%		26.95	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.27%		2.65%		2.51%		2.25%
Net expenses(d)	1.95%		1.95%		1.95%		1.87%
Net investment income (loss)(d)	0.25%		0.15%		0.61%		1.23%

Supplemental Data:
Net assets, end of period (000’s)	$3,122		$2,288		$6,553		$17,366
Portfolio turnover rate(e)	2,340%		2,267%		1,060%		2,277	%(c)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$15.50		$20.82		$25.32		$20.00

Investment Activities:
Net investment income (loss)	(0.14	)(b)	(0.21	)(b)	(0.08	)(b)	0.06	(b)
Net realized and unrealized gains (losses) on investments	6.68		(5.11)		(4.42)		5.26

Total from investment activities	6.54		(5.32)		(4.50)		5.32

Net asset value, end of period	$22.04		$15.50		$20.82		$25.32

Total Return	42.19%		(25.55)%		(17.77)%		26.60	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	3.27%		3.40%		3.51%		3.34%
Net expenses(d)	2.95%		2.89%		2.95%		2.95%
Net investment income (loss)(d)	(0.75)%		(1.11)%		(0.37)%		0.45%

Supplemental Data:
Net assets, end of period (000’s)	$2,646		$205		$425		$3,898
Portfolio turnover rate(e)	2,340%		2,267%		1,060%		2,277	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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Selected data for a share of beneficial interest outstanding throughout the periods indicated.

HEALTHCARE ULTRASECTOR PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$11.09		$17.17		$22.67		$20.00

Investment Activities:
Net investment income (loss)	(0.09	)(b)	(0.07	)(b)	(0.07	)(b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	2.90		(6.01)		(5.43)		2.63

Total from investment activities	2.81		(6.08)		(5.50)		2.67

Net asset value, end of period	$13.90		$11.09		$17.17		$22.67

Total Return	25.34%		(35.41)%		(24.26)%		13.35	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	3.54%		3.23%		2.58%		2.25%
Net expenses(d)	1.95%		1.95%		1.95%		1.86%
Net investment income (loss)(d)	(0.77)%		(0.59)%		(0.40)%		0.34%

Supplemental Data:
Net assets, end of period (000’s)	$5,120		$2,113		$10,583		$6,467
Portfolio turnover rate(e)	1,904%		1,884%		1,143%		1,011	%(c)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$10.81		$16.93		$22.56		$20.00

Investment Activities:
Net investment income (loss)	(0.21	)(b)	(0.20	)(b)	(0.18	)(b)	(0.11	)(b)
Net realized and unrealized gains (losses) on investments	2.84		(5.92)		(5.45)		2.67

Total from investment activities	2.63		(6.12)		(5.63)		2.56

Net asset value, end of period	$13.44		$10.81		$16.93		$22.56

Total Return	24.33%		(36.15)%		(24.96)%		12.80	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	4.54%		4.83%		3.58%		3.34%
Net expenses(d)	2.95%		2.95%		2.95%		2.95%
Net investment income (loss)(d)	(1.77)%		(1.52)%		(1.02)%		(0.94)%

Supplemental Data:
Net assets, end of period (000’s)	$424		$105		$468		$1,632
Portfolio turnover rate(e)	1,904%		1,884%		1,143%		1,011	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    121

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

INTERNET ULTRASECTOR PROFUND

Investor Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$26.84		$64.32		$272.00		$1,000.00

Investment Activities:
Net investment income (loss)	(0.74	)(c)	(0.46	)(c)	(0.85	)(c)	2.00	(c)
Net realized and unrealized gains (losses) on investments	35.34		(37.02)		(206.83)		(730.00)

Total from investment activities	34.60		(37.48)		(207.68)		(728.00)

Net asset value, end of period	$61.44		$26.84		$64.32		$272.00

Total Return	128.91%		(58.27)%		(76.35)%		(72.80	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.74%		2.24%		3.59%		3.99%
Net expenses(e)	1.73%		1.95%		1.95%		1.59%
Net investment income (loss)(e)	(1.50)%		(1.54)%		(1.13)%		0.46%

Supplemental Data:
Net assets, end of period (000’s)	$31,165		$5,357		$6,550		$718
Portfolio turnover rate(f)	932%		1,867%		1,742%		2,401	%(d)

Service Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$25.90		$62.37		$270.50		$1,000.00

Investment Activities:
Net investment income (loss)	(1.21	)(c)	(0.80	)(c)	(1.53	)(c)	(2.50	)(c)
Net realized and unrealized gains (losses) on investments	34.03		(35.67)		(206.60)		(727.00)

Total from investment activities	32.82		(36.47)		(208.13)		(729.50)

Net asset value, end of period	$58.72		$25.90		$62.37		$270.50

Total Return	126.72%		(58.47)%		(76.94)%		(72.95	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.74%		3.04%		4.59%		5.20%
Net expenses(e)	2.73%		2.90%		2.95%		2.79%
Net investment income (loss)(e)	(2.50)%		(2.47)%		(2.24)%		(0.63)%

Supplemental Data:
Net assets, end of period (000’s)	$3,741		$765		$1,014		$181
Portfolio turnover rate(f)	932%		1,867%		1,742%		2,401	%(d)

(a)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001. Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

PHARMACEUTICALS ULTRASECTOR PROFUND

Investor Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 28, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$10.77		$16.54		$23.23		$20.00
Investment Activities:
Net investment income (loss)	(0.05	)(b)	(0.02	)(b)	(0.07	)(b)	0.13	(b)
Net realized and unrealized gains (losses) on investments	0.89	(c)	(5.75)		(6.62)		3.10

Total from investment activities	0.84		(5.77)		(6.69)		3.23

Net asset value, end of period	$11.61		$10.77		$16.54		$23.23

Total Return	7.80%		(34.89)%		(28.80)%		16.15	%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.20%		3.11%		2.33%		2.55%
Net expenses(e)	1.95%		1.95%		1.95%		1.93%
Net investment income (loss)(e)	(0.50)%		(0.18)%		(0.38)%		1.27%
Supplemental Data:
Net assets, end of period (000’s)	$8,229		$2,342		$15,290		$3,470
Portfolio turnover rate(f)	4,437%		2,548%		1,469%		1,486	%(d)

Service Class

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 28, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$10.54		$16.29		$23.13		$20.00
Investment Activities:
Net investment income (loss)	(0.16	)(b)	(0.05	)(b)	(0.07	)(b)	(0.19	)(b)
Net realized and unrealized gains (losses) on investments	0.90	(c)	(5.70)		(6.77)		3.32

Total from investment activities	0.74		(5.75)		(6.84)		3.13

Net asset value, end of period	$11.28		$10.54		$16.29		$23.13

Total Return	7.02%		(35.30)%		(29.57)%		15.65	%(d)
Ratios to Average Net Assets:
Gross expenses(e)	3.20%		3.38%		3.33%		3.56%
Net expenses(e)	2.95%		2.91%		2.95%		2.94%
Net investment income (loss)(e)	(1.50)%		(0.44)%		(0.40)%		(1.72)%
Supplemental Data:
Net assets, end of period (000’s)	$892		$221		$440		$5,700
Portfolio turnover rate(f)	4,437%		2,548%		1,469%		1,486	%(d)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    123

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

PRECIOUS METAL SULTRASECTOR PROFUND

Investor Class

	For the year ended December 31, 2003		For the period June 3, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$22.77		$30.00
Investment Activities:
Net investment income (loss)	(0.18	)(b)	(0.06	)(b)
Net realized and unrealized gains (losses) on investments	13.54		(7.17)

Total from investment activities	13.36		(7.23)

Net asset value, end of period	$36.13		$22.77

Total Return	58.67%		(24.10	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	1.69%		2.56%
Net expenses(d)	1.68%		1.93%
Net investment income (loss)(d)	(0.67)%		(0.51)%
Supplemental Data:
Net assets, end of period (000’s)	$54,157		$22,686
Portfolio turnover rate(e)	—		—

Service Class

	For the year ended December 31, 2003		For the period June 3, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$22.67		$30.00
Investment Activities:
Net investment income (loss)	(0.43	)(b)	(0.18	)(b)
Net realized and unrealized gains (losses) on investments	13.39		(7.15)

Total from investment activities	12.96		(7.33)

Net asset value, end of period	$35.63		$22.67

Total Return	57.17%		(24.43	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.69%		3.25%
Net expenses(d)	2.68%		2.94%
Net investment income (loss)(d)	(1.67)%		(1.44)%
Supplemental Data:
Net assets, end of period (000’s)	$5,584		$1,790
Portfolio turnover rate(e)	—		—

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

124    <  Financial Highlights

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

REAL ESTATE ULTRASECTOR PROFUND

Investor Class

	For the year ended December 31, 2003	For the year ended December 31, 2002		For the year ended December 31, 2001	For the period June 19, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$18.42	$21.92		$21.81	$20.00

Investment Activities:
Net investment income (loss)	0.62 (b)	0.90	(b)	1.04 (b)	0.62	(b)
Net realized and unrealized gains (losses) on investments	8.15	(2.22)		0.92	2.10

Total from investment activities	8.77	(1.32)		1.96	2.72

Distributions to Shareholders from:
Net investment income	(1.40)	(1.87)		(1.44)	(0.75)
Return of capital	—	(0.31)		(0.41)	(0.16)

Total distributions	(1.40)	(2.18)		(1.85)	(0.91)

Net asset value, end of period	$25.79	$18.42		$21.92	$21.81

Total Return	49.87%	(6.82)%		9.11%	13.49	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.84%	2.31%		1.99%	2.10%
Net expenses(d)	1.84%	1.95%		1.95%	1.58%
Net investment income (loss)(d)	2.82%	4.01%		4.52%	5.31%

Supplemental Data:
Net assets, end of period (000’s)	$15,800	$6,603		$6,345	$9,704
Portfolio turnover rate(e)	2,478%	4,862%		2,461%	1,617	%(c)

Service Class

	For the year ended December 31, 2003	For the year ended December 31, 2002		For the year ended December 31, 2001	For the period June 19, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$19.09	$21.75		$21.73	$20.00

Investment Activities:
Net investment income (loss)	0.40 (b)	(0.03	)(b)	0.42 (b)	0.89	(b)
Net realized and unrealized gains (losses) on investments	8.35	(1.44)		1.25	1.67

Total from investment activities	8.75	(1.47)		1.67	2.56

Distributions to Shareholders from:
Net investment income	(1.20)	(0.88)		(1.28)	(0.68)
Return of capital	—	(0.31)		(0.37)	(0.15)

Total distributions	(1.20)	(1.19)		(1.65)	(0.83)

Net asset value, end of period	$26.64	$19.09		$21.75	$21.73

Total Return	47.80%	(7.42)%		7.79%	12.73	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.84%	3.04%		2.99%	3.10%
Net expenses(d)	2.84%	2.93%		2.95%	2.58%
Net investment income (loss)(d)	1.82%	(0.11)%		1.81%	7.96%

Supplemental Data:
Net assets, end of period (000’s)	$8,557	$72		$788	$5,994
Portfolio turnover rate(e)	2,478%	4,862%		2,461%	1,617	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    125

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

SEMICONDUCTOR ULTRASECTOR PROFUND

Investor Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$11.64		$38.89		$58.40		$200.00

Investment Activities:
Net investment income (loss)	(0.31	)(c)	(0.27	)(c)	(0.36	)(c)	0.20	(c)
Net realized and unrealized gains (losses) on investments	17.37		(26.98)		(19.15)		(141.80)

Total from investment activities	17.06		(27.25)		(19.51)		(141.60)

Net asset value, end of period	$28.70		$11.64		$38.89		$58.40

Total Return	146.56%		(70.07)%		(33.41)%		(70.80	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.76%		2.38%		2.89%		3.10%
Net expenses(e)	1.76%		1.95%		1.95%		1.87%
Net investment income (loss)(e)	(1.38)%		(1.26)%		(0.82)%		0.31%

Supplemental Data:
Net assets, end of period (000’s)	$43,859		$3,643		$6,431		$1,947
Portfolio turnover rate(f)	1,116%		1,926%		1,439%		1,456	%(d)

Service Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$11.33		$38.28		$58.00		$200.00

Investment Activities:
Net investment income (loss)	(0.52	)(c)	(0.57	)(c)	(0.87	)(c)	(0.40	)(c)
Net realized and unrealized gains (losses) on investments	16.84		(26.38)		(18.85)		(141.60)

Total from investment activities	16.32		(26.95)		(19.72)		(142.00)

Net asset value, end of period	$27.65		$11.33		$38.28		$58.00

Total Return	144.04%		(70.40)%		(34.00)%		(71.00	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.76%		3.34%		3.89%		4.17%
Net expenses(e)	2.76%		2.91%		2.95%		2.94%
Net investment income (loss)(e)	(2.38)%		(2.33)%		(2.01)%		(0.73)%

Supplemental Data:
Net assets, end of period (000’s)	$4,975		$418		$999		$285
Portfolio turnover rate(f)	1,116%		1,926%		1,439%		1,456	%(d)

(a)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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Selected data for a share of beneficial interest outstanding throughout the periods indicated.

TECHNOLOGY ULTRASECTOR PROFUND

Investor Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$15.97		$37.19		$76.60		$200.00

Investment Activities:
Net investment income (loss)	(0.29	)(c)	(0.28	)(c)	(0.35	)(c)	0.10	(c)
Net realized and unrealized gains (losses) on investments	11.68		(20.94)		(39.06)		(123.50)

Total from investment activities	11.39		(21.22)		(39.41)		(123.40)

Net asset value, end of period	$27.36		$15.97		$37.19		$76.60

Total Return	71.32%		(57.06)%		(51.45)%		(61.70	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.19%		2.51%		2.88%		4.63%
Net expenses(e)	1.95%		1.95%		1.95%		1.62%
Net investment income (loss)(e)	(1.35)%		(1.23)%		(0.71)%		0.17%

Supplemental Data:
Net assets, end of period (000’s)	$6,649		$2,647		$8,472		$2,517
Portfolio turnover rate(f)	1,689%		1,491%		1,177%		1,088	%(d)

Service Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$15.80		$36.93		$76.50		$200.00

Investment Activities:
Net investment income (loss)	(0.51	)(c)	(0.50	)(c)	(0.86	)(c)	(0.70	)(c)
Net realized and unrealized gains (losses) on investments	11.56		(20.63)		(38.71)		(122.80)

Total from investment activities	11.05		(21.13)		(39.57)		(123.50)

Net asset value, end of period	$26.85		$15.80		$36.93		$76.50

Total Return	69.94%		(57.22)%		(51.73)%		(61.75	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	3.19%		2.97%		3.88%		5.93%
Net expenses(e)	2.95%		2.49%		2.95%		2.92%
Net investment income (loss)(e)	(2.35)%		(1.96)%		(1.87)%		(1.09)%

Supplemental Data:
Net assets, end of period (000’s)	$727		$160		$575		$228
Portfolio turnover rate(f)	1,689%		1,491%		1,177%		1,088	%(d)

(a)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

TELECOMMUNICATIONS ULTRASECTOR PROFUND

Investor Class(a)

	For the year ended December 31, 2003	For the year ended December 31, 2002		For the year ended December 31, 2001	For the period June 19, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$17.13	$37.59		$51.05	$100.00

Investment Activities:
Net investment income (loss)	0.45 (c)	(0.11	)(c)	0.02 (c)	0.40	(c)
Net realized and unrealized gains (losses) on investments	(0.39)	(20.35)		(13.48)	(49.35)

Total from investment activities	0.06	(20.46)		(13.46)	(48.95)

Distributions to Shareholders from:
Net investment income	(0.15)	—		—	—

Net asset value, end of period	$17.04	$17.13		$37.59	$51.05

Total Return	0.39%	(54.43)%		(26.37)%	(48.95	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	3.22%	2.58%		3.71%	4.70%
Net expenses(e)	1.95%	1.94%		1.95%	1.92%
Net investment income (loss)(e)	2.78%	(0.63)%		0.05%	1.15%

Supplemental Data:
Net assets, end of period (000’s)	$4,752	$5,438		$3,457	$385
Portfolio turnover rate(f)	3,034%	3,606%		2,713%	1,515	%(d)

Service Class(a)

	For the year ended December 31, 2003	For the year ended December 31, 2002		For the year ended December 31, 2001	For the period June 19, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$16.75	$37.09		$50.80	$100.00

Investment Activities:
Net investment income (loss)	0.30 (c)	(0.26	)(c)	2.06 (c)	0.45	(c)
Net realized and unrealized gains (losses) on investments	(0.36)	(20.08)		(15.77)	(49.65)

Total from investment activities	(0.06)	(20.34)		(13.71)	(49.20)

Distributions to Shareholders from:
Net investment income	(0.11)	—		—	—

Net asset value, end of period	$16.58	$16.75		$37.09	$50.80

Total Return	(0.33)%	(54.84)%		(26.99)%	(49.20	)%(d)

Ratios to Average Net Assets:
Gross expenses(e)	4.22%	3.99%		4.71%	5.38%
Net expenses(e)	2.95%	2.93%		2.95%	2.60%
Net investment income (loss)(e)	1.78%	(1.41)%		4.13%	1.21%

Supplemental Data:
Net assets, end of period (000’s)	$1,469	$340		$165	$154
Portfolio turnover rate(f)	3,034%	3,606%		2,713%	1,515	%(d)

(a)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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Selected data for a share of beneficial interest outstanding throughout the periods indicated.

UTILITIES ULTRASECTOR PROFUND

Investor Class

	For the year ended December 31, 2003	For the year ended December 31, 2002		For the year ended December 31, 2001	For the period July 26, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$9.97	$16.07		$28.10	$20.00

Investment Activities:
Net investment income (loss)	0.12 (b)	0.24	(b)	0.41 (b)	0.23	(b)
Net realized and unrealized gains (losses) on investments	2.84	(6.19)		(12.39)	7.87

Total from investment activities	2.96	(5.95)		(11.98)	8.10

Distributions to Shareholders from:
Net investment income	(0.06)	(0.15)		(0.05)	—

Net asset value, end of period	$12.87	$9.97		$16.07	$28.10

Total Return	29.69%	(37.00)%		(42.65)%	40.50	%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.17%	2.40%		5.52%	2.41%
Net expenses(d)	1.95%	1.93%		1.95%	1.60%
Net investment income (loss)(d)	1.09%	1.89%		1.87%	2.09%

Supplemental Data:
Net assets, end of period (000’s)	$12,526	$6,134		$5,016	$1,037
Portfolio turnover rate(e)	2,402%	2,370%		3,101%	1,811	%(c)

Service Class

	For the year ended December 31, 2003	For the year ended December 31, 2002		For the year ended December 31, 2001	For the period July 26, 2000 (a) through December 31, 2000
Net asset value, beginning of period	$9.83	$15.95		$28.02	$20.00

Investment Activities:
Net investment income (loss)	0.01 (b)	—	(b),(f)	0.10 (b)	0.28	(b)
Net realized and unrealized gains (losses) on investments	2.78	(5.99)		(12.17)	7.74

Total from investment activities	2.79	(5.99)		(12.07)	8.02

Distributions to Shareholders from:
Net investment income	—	(0.13)		—	—

Net asset value, end of period	$12.62	$9.83		$15.95	$28.02

Total Return	28.38%	(37.53)%		(43.08)%	40.10	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	3.17%	3.65%		6.52%	3.74%
Net expenses(d)	2.95%	2.95%		2.95%	2.92%
Net investment income (loss)(d)	0.09%	(0.03)%		0.44%	2.52%

Supplemental Data:
Net assets, end of period (000’s)	$2,353	$3,247		$664	$1,912
Portfolio turnover rate(e)	2,402%	2,370%		3,101%	1,811	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.
(f)	Amount is less than $0.005.

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>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

WIRELESS COMMUNICATIONS ULTRASECTOR PROFUND

Investor Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$6.54		$33.32		$57.10		$200.00

Investment Activities:
Net investment income (loss)	(0.09	)(c)	(0.06	)(c)	(0.32	)(c)	0.20	(c)
Net realized and unrealized gains (losses) on investments	4.38	(d)	(26.72)		(23.46)		(143.10)

Total from investment activities	4.29		(26.78)		(23.78)		(142.90)

Net asset value, end of period	$10.83		$6.54		$33.32		$57.10

Total Return	65.60%		(80.37)%		(41.65)%		(71.45	)%(e)

Ratios to Average Net Assets:
Gross expenses(f)	2.15%		2.30%		3.34%		3.45%
Net expenses(f)	1.94%		1.95%		1.95%		1.79%
Net investment income (loss)(f)	(1.16)%		(0.75)%		(0.62)%		0.39%

Supplemental Data:
Net assets, end of period (000’s)	$9,170		$3,448		$1,770		$496
Portfolio turnover rate(g)	2,818%		3,129%		2,512%		2,165	%(e)

Service Class(a)

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the period June 19, 2000 (b) through December 31, 2000
Net asset value, beginning of period	$6.37		$32.69		$56.80		$200.00

Investment Activities:
Net investment income (loss)	(0.17	)(c)	(0.11	)(c)	(0.78	)(c)	(0.50	)(c)
Net realized and unrealized gains (losses) on investments	4.18	(d)	(26.21)		(23.33)		(142.70)

Total from investment activities	4.01		(26.32)		(24.11)		(143.20)

Net asset value, end of period	$10.38		$6.37		$32.69		$56.80

Total Return	62.95%		(80.51)%		(42.45)%		(71.60	)%(e)
Ratios to Average Net Assets:
Gross expenses(f)	3.15%		3.26%		4.34%		4.56%
Net expenses(f)	2.94%		2.90%		2.95%		2.91%
Net investment income (loss)(f)	(2.16)%		(1.34)%		(1.37)%		(0.92)%

Supplemental Data:
Net assets, end of period (000’s)	$566		$250		$101		$174
Portfolio turnover rate(g)	2,818%		3,129%		2,512%		2,165	%(e)

(a)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001.
(b)	Period from commencement of operations.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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Selected data for a share of beneficial interest outstanding throughout the periods indicated.

U.S. GOVERNMENT PLUS PROFUND

Investor Class

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$33.73		$30.00

Investment Activities:
Net investment income (loss)	0.21	(b)	0.09	(b)
Net realized and unrealized gains (losses) on investments	(1.24)		5.00

Total from investment activities	(1.03)		5.09

Distributions to Shareholders from:
Net investment income	(0.18)		(0.90)
Net realized gains on investments	—		(0.46)
Return of capital	(1.19)		—

Total distributions	(1.37)		(1.36)

Net asset value, end of period	$31.33		$33.73

Total Return	(3.13)%		17.15	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.57%		2.12%
Net expenses(d)	1.57%		1.69%
Net investment income (loss)(d)	0.63%		0.40%

Supplemental Data:
Net assets, end of period (000’s)	$6,610		$8,891
Portfolio turnover rate(e)	3,932%		836	%(c)

Service Class

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$33.76		$30.00

Investment Activities:
Net investment income (loss)	(0.12	)(b)	(0.14	)(b)
Net realized and unrealized gains (losses) on investments	(1.26)		4.99

Total from investment activities	(1.38)		4.85

Distributions to Shareholders from:
Net investment income	(0.14)		(0.63)
Net realized gains on investments	—		(0.46)
Return of capital	(0.91)		—

Total distributions	(1.05)		(1.09)

Net asset value, end of period	$31.33		$33.76

Total Return	(4.17)%		16.27	%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.57%		2.92%
Net expenses(d)	2.57%		2.69%
Net investment income (loss)(d)	(0.37)%		(0.61)%

Supplemental Data:
Net assets, end of period (000’s)	$1,430		$9,215
Portfolio turnover rate(e)	3,932%		836	%(c)

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

Financial Highlights  >    131

>	Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

RISING RATES OPPORTUNITY PROFUND

Investor Class

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$24.56		$30.00

Investment Activities:
Net investment income (loss)	(0.15	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(0.76)		(5.35)

Total from investment activities	(0.91)		(5.44)

Net asset value, end of period	$23.65		$24.56

Total Return	(3.71)%		(18.13	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.57%		1.94%
Net expenses(d)	1.57%		1.94%
Net investment income (loss)(d)	(0.61)%		(0.54)%

Supplemental Data:
Net assets, end of period (000’s)	$240,555		$9,220
Portfolio turnover rate(e)	—		—

Service Class

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net asset value, beginning of period	$24.50		$30.00

Investment Activities:
Net investment income (loss)	(0.39	)(b)	(0.27	)(b)
Net realized and unrealized gains (losses) on investments	(0.74)		(5.23)

Total from investment activities	(1.13)		(5.50)

Net asset value, end of period	$23.37		$24.50

Total Return	(4.61)%		(18.33	)%(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.57%		2.94%
Net expenses(d)	2.57%		2.94%
Net investment income (loss)(d)	(1.61)%		(1.56)%

Supplemental Data:
Net assets, end of period (000’s)	$20,423		$1,956
Portfolio turnover rate(e)	—		—

(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued and without regard to instruments (including swap agreements and futures contracts) having a maturity of less than one year.

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Selected data for a share of beneficial interest outstanding throughout the periods indicated.

MONEY MARKET PROFUND

Investor Class

For the year ended Dec. 31,	2003	2002	2001	2000	1999
Net asset value, beginning of period	1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income (loss)(c)	0.003 (a)	0.009 (a)	0.032	0.056	0.044
Net realized and unrealized gains (losses) on investments	— (b)	—	—	—	—

Total from investment activities	0.003	0.009	0.032	0.056	0.044

Distributions to Shareholders from:
Net investment income	(0.003)	(0.009)	(0.032)	(0.056)	(0.044)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.31%	0.94%	3.28%	5.74%	4.48%

Ratios to Average Net Assets:
Gross expenses(c)	0.93%	1.03%	1.08%	0.86%	0.83%
Net expenses(c)	0.93%	0.98%	1.08%	0.86%	0.83%
Net investment income (loss)(c)	0.31%	0.93%	3.30%	5.62%	4.46%

Supplemental Data:
Net assets, end of period (000’s)	$398,934	$447,211	$298,546	$355,692	$199,555

Service Class

For the year ended Dec. 31,	2003	2002	2001	2000	1999
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income (loss)(c)	— (b)	0.001 (a)	0.022	0.046	0.034
Net realized and unrealized gains (losses) on investments	— (b)	—	—	—	—

Total from investment activities	— (b)	0.001	0.022	0.046	0.034

Distributions to Shareholders from:
Net investment income	— (b)	(0.001)	(0.022)	(0.046)	(0.034)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.05%	0.06%	2.26%	4.69%	3.44%

Ratios to Average Net Assets:
Gross expenses(c)	1.18%	1.78%	2.06%	1.85%	1.83%
Net expenses(c)	1.18%	1.72%	2.06%	1.85%	1.83%
Net investment income (loss)(c)	0.06%	0.06%	2.39%	4.65%	3.45%

Supplemental Data:
Net assets, end of period (000’s)	$105,320	$173,646	$100,175	$165,838	$107,944

(a)	Per share net investment income (loss) has been calculated using the daily average shares method.
(b)	Amount is less than $0.0005.
(c)	Per share amounts and percentages include the expense allocation of the Scudder Cash Management Portfolio Master Fund.

Financial Highlights  >    133

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134

Additional information about certain investments of the ProFunds is available in the annual and semi-annual reports to shareholders of the ProFunds. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds in its current Statement of Additional Information, dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds, write us at:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

or call our toll-free numbers:

(888) PRO-FNDS (888) 776-3637 For Investors Only

(888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, Rising Rates Opportunity ProFund and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices

Bethesda, MD

[GRAPHIC APPEARS HERE]

Investment Company Act File No. 811-08239

PRO0504

CLASSIC PROFUNDS VP

Bull

Mid-Cap

Small-Cap

OTC

Large-Cap Value

Large-Cap Growth

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Asia 30

Europe 30

Japan

ULTRA PROFUNDS VP

Bull Plus

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraDow 30

UltraOTC

UltraEurope

INVERSE PROFUNDS VP

Bear

Short Small-Cap

Short OTC

UltraBear

UltraShort OTC

SECTOR PROFUNDS VP

Airlines

Banks

Basic Materials

Biotechnology

Consumer Cyclical

Consumer Non-Cyclical

Energy

Financial

Healthcare

Industrial

Internet

Leisure Goods & Services

Oil Drilling Equipment & Services

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

Wireless Communications

BOND BENCHMARKED PROFUNDS VP

U.S. Government Plus

Rising Rates Opportunity

PROFUND VP MONEY MARKET

Prospectus

May 1, 2004

This Prospectus should be read in conjunction with the separate account’s prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO]

ProFunds

5	PROFUNDS VP OVERVIEW

8	STRATEGIES AND RISKS

15	CLASSIC PROFUNDS VP
16	Bull
18	Mid-Cap
19	Small-Cap
21	OTC
22	Large-Cap Value
23	Large-Cap Growth
24	Mid-Cap Value
26	Mid-Cap Growth
28	Small-Cap Value
30	Small-Cap Growth
32	Asia 30
34	Europe 30
36	Japan

38	ULTRA PROFUNDS VP
39	Bull Plus
40	UltraBull
42	UltraMid-Cap
44	UltraSmall-Cap
46	UltraDow 30
47	UltraOTC
49	UltraEurope

51	INVERSE PROFUNDS VP
52	Bear
53	Short Small-Cap
55	Short OTC
57	UltraBear
58	UltraShort OTC

59	SECTOR PROFUNDS VP
60	Airlines
61	Banks
63	Basic Materials
65	Biotechnology
67	Consumer Cyclical
69	Consumer Non-Cyclical
71	Energy
73	Financial
75	Healthcare
77	Industrial
79	Internet
81	Leisure Goods & Services
82	Oil Drilling Equipment & Services
83	Pharmaceuticals
85	Precious Metals
87	Real Estate
89	Semiconductor
91	Technology
93	Telecommunications
95	Utilities
97	Wireless Communications

98	BOND BENCHMARKED PROFUNDS VP

99	U.S. Government Plus
101	Rising Rates Opportunity

103	PROFUND VP MONEY MARKET

106	GENERAL PROFUNDS VP INFORMATION

114	PROFUNDS MANAGEMENT

118	FINANCIAL HIGHLIGHTS

P R O F U N D S  V P  O V E R V I E W

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.1

Classic ProFunds VP: Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
Bull	S&P 500 Index®	Match (100%)	Diverse, widely traded, large capitalization
Mid-Cap	S&P MidCap 400TM Index	Match (100%)	Diverse, widely traded, mid-capitalization
Small-Cap	Russell 2000® Index	Match (100%)	Diverse, small capitalization
OTC	NASDAQ-100® Index	Match (100%)	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
Large-Cap Value	S&P 500/Barra Value Index	Match (100%)	Diverse, widely traded, large capitalization
Large-Cap Growth	S&P 500/Barra Growth Index	Match (100%)	Diverse, widely traded, large capitalization
Mid-Cap Value	S&P MidCap 400/Barra Value Index	Match (100%)	Diverse, widely traded, mid-capitalization
Mid-Cap Growth	S&P MidCap 400/Barra Growth Index	Match (100%)	Diverse, widely traded, mid-capitalization
Small-Cap Value	S&P SmallCap 600/Barra Value Index	Match (100%)	Diverse, small capitalization
Small-Cap Growth	S&P SmallCap 600/Barra Growth Index	Match (100%)	Diverse, small capitalization
Asia 30	ProFunds Asia 30 Index	Match (100%)	Companies whose principal offices are located in countries of the Asia/Pacific region, excluding Japan, whose securities are traded in the U.S.
Europe 30	ProFunds Europe 30 Index	Match (100%)	Companies whose principal offices are located in European countries, whose securities are traded in the U.S.
Japan	Nikkei 225 Stock Average	Match (100%)	Large capitalization, widely traded Japanese stocks

Ultra ProFunds VP: Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-half times (150%) or double (200%) the daily performance of an index.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
Bull Plus	S&P 500 Index	One and one-half times (150%)	Diverse, widely traded, large capitalization
UltraBull	S&P 500 Index	Double (200%)	Diverse, widely traded, large capitalization
UltraMid-Cap	S&P MidCap 400 Index	Double (200%)	Diverse, widely traded, mid-capitalization
UltraSmall-Cap	Russell 2000 Index	Double (200%)	Diverse, small capitalization
UltraDow 30	Dow Jones Industrial Average TM	Double (200%)	Diverse, widely traded, large capitalization
UltraOTC	NASDAQ-100 Index	Double (200%)	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
UltraEurope	ProFunds Europe Index	Double (200%)	Large capitalization, widely traded European stocks

[1]	A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All non-money market ProFunds VP utilize the performance of a stock index, security or a multiple or inverse mulitple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index®.

Inverse ProFunds VP: Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that either match (100%) or double (200%) the inverse (opposite) of the daily performance of an index.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
Bear	S&P 500 Index	100% of the Inverse	Diverse, widely traded, large capitalization
Short Small-Cap	Russell 2000 Index	100% of the Inverse	Diverse, small capitalization
Short OTC	NASDAQ-100 Index	100% of the Inverse	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
UltraBear	S&P 500 Index	200% of the Inverse	Diverse, widely traded, large capitalization
UltraShort OTC	NASDAQ-100 Index	200% of the Inverse	Large capitalization, non-financial companies listed on The NASDAQ Stock Market

Sector ProFunds VP: Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of an index.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
Airlines	Dow Jones U.S. Airlines Index	Match (100%)	Securities representing the airline industry in the U.S. equity market
Banks	Dow Jones U.S. Banks Index	Match (100%)	Securities representing the banking industry in the U.S. equity market
Basic Materials	Dow Jones U.S. Basic Materials Sector Index	Match (100%)	Securities within the basic materials sector of the U.S. equity market
Biotechnology	Dow Jones U.S. Biotechnology Index	Match (100%)	Securities representing the biotechnology industry in the U.S. equity market
Consumer Cyclical	Dow Jones U.S. Consumer Cyclical Sector Index	Match (100%)	Securities within the consumer cyclical sector of the U.S. equity market
Consumer Non-Cyclical	Dow Jones U.S. Consumer Non-Cyclical Sector Index	Match (100%)	Securities within the consumer non-cyclical sector of the U.S. equity market
Energy	Dow Jones U.S. Energy Sector Index	Match (100%)	Securities within the energy sector of the U.S. equity market
Financial	Dow Jones U.S. Financial Sector Index	Match (100%)	Securities within the financial sector of the U.S. equity market
Healthcare	Dow Jones U.S. Healthcare Sector Index	Match (100%)	Securities within the healthcare sector of the U.S. equity market
Industrial	Dow Jones U.S. Industrial Sector Index	Match (100%)	Securities within the industrial sector of the U.S. equity market
Internet	Dow Jones Composite Internet Index	Match (100%)	U.S. equity securities of companies that generate the majority of their revenue from the Internet
Leisure Goods & Services	Dow Jones U.S. Leisure Goods & Services Index	Match (100%)	Securities representing the leisure goods and services industry in the U.S. equity market
Oil Drilling Equipment & Services	Dow Jones U.S. Oil Drilling Equipment & Services Index	Match (100%)	Securities representing the oil drilling equipment and services industry in the U.S. equity market
Pharmaceuticals	Dow Jones U.S. Pharmaceuticals Index	Match (100%)	Securities representing the pharmaceuticals industry in the U.S. equity market
Precious Metals*	Dow Jones Precious Metals Index	Match (100%)	Securities of companies involved in the mining of precious metals
Real Estate	Dow Jones U.S. Real Estate Index	Match (100%)	Securities representing the real estate industry in the U.S. equity market
Semiconductor	Dow Jones U.S. Semiconductor Index	Match (100%)	Securities representing the semiconductor industry in the U.S. equity market
Technology	Dow Jones U.S. Technology Sector Index	Match (100%)	Securities within the technology sector of the U.S. equity market
Telecommunications	Dow Jones U.S. Telecommunications Sector Index	Match (100%)	Securities within the telecommunications sector of the U.S. equity market
Utilities	Dow Jones U.S. Utilities Sector Index	Match (100%)	Securities within the utilities sector of the U.S. equity market
Wireless Communications	Dow Jones U.S. Wireless Communications Index	Match (100%)	Securities representing the wireless communications industry in the U.S. equity market

*	Until June 18, 2004, ProFund VP Precious Metals’ index is the Philadelphia Stock Exchange® Gold/Silver SectorSM Index.

Bond Benchmarked ProFunds VP: Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, or the inverse daily performance, of the price of the most recently issued 30-year U.S. Treasury Bond.

ProFund VP	Security	Daily Benchmark	Types of Securities
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%	U.S. Treasury securities
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse	U.S. Treasury securities

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

P R O F U N D S  VP  S T R A T E G I E S  A N D  R I S K S

“In seeking to achieve its investment objective, each non-money market ProFund VP takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark.”

P R O F U N D S  VP  S T R A T E G I E S  A N D  R I S K S

Discussion of Principal Strategies

The following discussion of investment strategies covers all ProFunds VP, except ProFund VP Money Market, which is described later in this prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily performance, the inverse of the daily performance, a multiple of the daily performance, or a multiple of the inverse of the daily performance, of an index or security. In seeking to achieve the investment objectives of the ProFunds VP, ProFund Advisors uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

In seeking to achieve its investment objective, each non-money market ProFund VP:

•	takes positions in securities and other financial instruments that ProFund Advisors believes should simulate the movement of its benchmark;

•	may not have investment exposure to all securities in the index underlying its benchmark, or its weighting of investment in such securities or industries may be different from that of the index;

•	may utilize a variety of financial instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index;

•	seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark without regard to market conditions, trends or direction;

•	may use a variety of securities, investment strategies and techniques in pursuit of its investment objective, may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP’s investment objective;

•	may substitute a different index or security for the index or security underlying its benchmark;

•	does not take temporary defensive positions; and

•	does not seek to provide correlation with its benchmark over a period of time other than daily.

Under normal circumstances, all Mid-Cap, Small-Cap and Large-Cap ProFunds VP, ProFund VP OTC, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP UltraDow 30, ProFund VP UltraEurope, ProFund VP U.S. Government Plus and all Sector ProFunds VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days’ prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

Discussion of Principal and Other Risks

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP’s portfolio are called “principal risks.” The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks may or may not apply to each ProFund VP:

Active Investor Risk (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of “market timing” or tactical asset allocation strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP’s benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP’s position in a particular instrument when desired.

Concentration Risk (ProFund VP Asia 30, ProFund VP UltraDow 30 and Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments. Each of ProFund VP Large-Cap Value, ProFund VP Large-Cap Growth, ProFund VP Short Small-Cap, ProFund VP Short OTC, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the benchmark index is so concentrated and to the extent permitted by applicable regulatory guidance.

Correlation Risk (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP’s ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution in June may hinder the ProFunds VP ability to meet their daily investment objective on that day. As each Ultra, Inverse and Bond Benchmarked ProFund VP is rebalanced daily, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks.

Debt Instrument Risk (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. ProFund VP Rising Rates Opportunity is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices such as ProFund VP U.S. Government Plus.

Equity Risk (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The Inverse ProFunds VP respond differently to these risks than positively correlated funds.

Foreign Investment Risk (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraEurope and ProFund VP Precious Metals). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their

U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

Geographic Concentration Risk (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan and ProFund VP UltraEurope). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

Growth Investing Risk (ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Interest Rate Risk (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for ProFund VP Rising Rates Opportunity. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Shareholders in the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity should lose money when the index or security underlying such ProFund VP’s benchmark rises – a result that is the opposite from traditional equity or bond mutual funds.

Leverage Risk (Ultra ProFunds VP, ProFund VP UltraBear, ProFund VP UltraShort OTC and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

Liquidity Risk (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high correlation with their underlying benchmark index or security.

Market Risk (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than the Inverse ProFunds VP, ProFund VP Rising Rates Opportunity and ProFund VP Money Market, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds seek to remain fully invested regardless of market conditions.

Mid-Cap Company Investment Risk (ProFund VP Mid-Cap, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth and ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

Non-Diversification Risk (All ProFunds VP except the ProFund VP Money Market). The non-money market ProFunds VP are classified as “non-diversified” under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

Short Sale Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

Small-Cap Company Investment Risk (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP UltraSmall-Cap and ProFund VP ShortSmall-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies’ share prices.

Technology Investment Risk (ProFund VP OTC, ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP UltraShort OTC, ProFund VP Internet, ProFund VP Semiconductor and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Value Investing Risk (ProFund VP Large-Cap Value, ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. “Value” stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

Volatility Risk (Ultra ProFunds VP, ProFund VP UltraBear, ProFund VP UltraShort OTC and Bond Benchmarked ProFunds VP). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

Important Concepts and Definitions

This section describes important concepts that may be unfamiliar to an investor.

•	Asset-Backed Securities are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

•	Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

•	Depositary Receipts (DRs), include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).

• ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

• GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

• NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges.

•	Equity Securities are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

•	Financial Instruments The ProFunds VP (excluding ProFund VP Money Market) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt o money market instruments covering such positions. ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques. Financial instruments may also be employed as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs.

•	Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

•	Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

•	Leverage offers a means of magnifying market movements into larger changes in an investment’s value. While only certain ProFunds VP employ leverage, all of the ProFunds (except ProFund VP Money Market) may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP’s performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

Let’s say, hypothecially, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

Fund A: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to the daily performance of an index.	Fund B: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of an index.

On Day 1, each Fund’s benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund’s benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder’s investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder’s investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder’s investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

•	Leveraged Investment Techniques Swap agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts are investment techniques that may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

•	Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

•	Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

•	Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

•	Repurchase Agreements A contract in which the seller of securities, usually U.S. Government Securities, agrees to buy them back at a specified time and price. Primarily used by ProFunds VP as a short-term investment vehicle for cash positions.

•	Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP’s investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP’s benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

•	Selling Short is selling a stock, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

•	Structured Note A debt obligation which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

•	Swap Agreements are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

•	U.S. Government Securities are issued U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

C L A S S I C  P R O F U N D S  V P

ProFund VP	Index	Daily Benchmark
Bull	S&P 500 Index	Match (100%)
Mid-Cap	S&P MidCap 400 Index	Match (100%)
Small-Cap	Russell 2000 Index	Match (100%)
OTC	NASDAQ-100 Index	Match (100%)
Large-Cap Value	S&P 500/Barra Value Index	Match (100%)
Large-Cap Growth	S&P 500/Barra Growth Index	Match (100%)
Mid-Cap Value	S&P MidCap 400/Barra Value Index	Match (100%)
Mid-Cap Growth	S&P MidCap 400/Barra Growth Index	Match (100%)
Small-Cap Value	S&P SmallCap 600/Barra Value Index	Match (100%)
Small-Cap Growth	S&P SmallCap 600/Barra Growth Index	Match (100%)
Asia 30	ProFunds Asia 30 Index	Match (100%)
Europe 30	ProFunds Europe 30 Index	Match (100%)
Japan	Nikkei 225 Stock Average	Match (100%)

Classic ProFunds VP may be appropriate for investors who:

•	are executing a strategy that relies on frequent buying, selling or exchanging among mutual funds with different objectives. The ProFunds VP do not limit how often an investor may exchange among ProFunds VP and do not impose any transaction fee when investors buy, sell or exchange a ProFund VP other than a $10 wire redemption fee under certain circumstances.

•	want to achieve investment results that correspond to the daily performance of a particular index.

P R O F U N D  V P  B U L L

Investment Objective. ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.

Principal Investment Strategy. ProFund VP Bull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500 Index. ProFund VP Bull may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bull are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

For more information on ProFund VP Bull’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks” .

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Bull by showing the variability of ProFund VP Bull returns from year to year and by comparing average annual total returns of ProFund VP Bull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	-23.98%	2003	25.59%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bull for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Bull	25.59%	-5.61%	05/01/01
S&P 500 Index(1)	28.68%	-3.18%	05/01/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bull.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.87%

Total Annual ProFund Operating Expenses	1.87%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Bull	$190	$588	$1,011	$2,190

P R O F U N D  V P  M I D – C A P

Investment Objective. ProFund VP Mid-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index.

Principal Investment Strategy. ProFund VP Mid-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Mid-Cap are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and mid-cap company investment risk.

For more information on ProFund VP Mid-Cap’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. ProFund VP Mid-Cap has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses**	0.85%

Total Annual ProFund Operating Expenses	1.85%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP Mid-Cap	$188	$582

P R O F U N D  V P  S M A L L – C A P

Investment Objective. ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

Principal Investment Strategy. ProFund VP Small-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and small-cap company investment risk.

For more information on ProFund VP Small-Cap’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Small-Cap by showing the variability of ProFund VP Small-Cap returns from year to year and by comparing average annual total returns of ProFund VP Small-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	-22.44%	2003	42.75%

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Small-Cap	42.75%	1.99%	05/01/01
Russell 2000 Index(1)	47.29%	6.39%	05/01/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.73%

Total Annual ProFund Operating Expenses	1.73%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Small-Cap	$176	$545	$939	$2,041

P R O F U N D  V P   O T C

Investment Objective. ProFund VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.

Principal Investment Strategy. ProFund VP OTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities traded on NASDAQ or other over-the-counter market and/or financial instruments with similar economic characteristics. ProFund VP OTC may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP OTC are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and technology investment risk.

For more information on ProFund VP OTC’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP OTC by showing the variability of ProFund VP OTC returns from year to year and by comparing average annual total returns of ProFund VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	-38.62%	2003	46.75%

During the period covered in the bar chart, the highest return on shares of ProFund VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP OTC	46.75%	-19.61%	01/22/01
NASDAQ-100 Index(1)	49.49%	-18.02%	01/22/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP OTC.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.95%

Total Annual ProFund Operating Expenses	1.95%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP OTC	$198	$612	$1,052	$2,275

P R O F U N D  V P  L A R G E – C A P  V A L U E

Investment Objective. ProFund VP Large-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Barra Value Index.

Principal Investment Strategy. ProFund VP Large-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Large-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Large-Cap Value are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and value investing risk.

For more information on ProFund VP Large-Cap Value’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. ProFund VP Large-Cap Value has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Large-Cap Value.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses**	0.85%

Total Annual ProFund Operating Expenses	1.85%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP Large-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP Large-Cap Value	$188	$582

P R O F U N D  V P  L A R G E – C A P  G R O W T H

Investment Objective. ProFund VP Large-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Barra Growth Index.

Principal Investment Strategy. ProFund VP Large-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Large-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Large-Cap Growth are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and growth investing risk.

For more information on ProFund VP Large-Cap Growth’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. ProFund VP Large-Cap Growth has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Large-Cap Growth.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses**	0.85%

Total Annual ProFund Operating Expenses	1.85%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP Large-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP Large-Cap Growth	$188	$582

P R O F U N D  V P  M I D – C A P  V A L U E

Investment Objective. ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index.

Principal Investment Strategy. ProFund VP Mid-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Mid-Cap Value are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, mid-cap company investment risk and value investing risk.

For more information on ProFund VP Mid-Cap Value’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Mid-Cap Value for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Mid-Cap Value by comparing average annual total returns of ProFund VP Mid-Cap Value to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Mid-Cap Value or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	35.74%

During the period covered in the bar chart, the highest return on shares of ProFund VP Mid-Cap Value for one quarter was 18.46% (quarter ended June 30, 2003) and the lowest return was -6.80% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Mid-Cap Value	35.74%	3.08%	05/01/02
S&P MidCap 400/Barra Value Index (1)	40.18%	7.26%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap Value.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.08%

Total Annual ProFund Operating Expenses	2.08%
Fee Waivers/Reimbursements**	-0.10%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Mid-Cap Value	$201	$642	$1,109	$2,402

P R O F U N D  V P  M I D – C A P  G R O W T H

Investment Objective. ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index.

Principal Investment Strategy. ProFund VP Mid-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Mid-Cap Growth are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, mid-cap company investment risk and growth investing risk.

For additional information on ProFund VP Mid-Cap Growth’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Mid-Cap Growth for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Mid-Cap Growth by comparing average annual total returns of ProFund VP Mid-Cap Growth to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Mid-Cap Growth or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	27.91%

During the period covered in the bar chart, the highest return on shares of ProFund VP Mid-Cap Growth for one quarter was 15.45% (quarter ended June 30, 2003) and the lowest return was -3.85% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Mid-Cap Growth	27.91%	-0.24%	05/01/02
S&P MidCap 400/Barra Growth Index (1)	30.98%	2.87%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap Growth.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.02%

Total Annual ProFund Operating Expenses	2.02%
Fee Waivers/Reimbursements**	-0.04%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Mid-Cap Growth	$201	$630	$1,084	$2,345

P R O F U N D  V P  S M A L L – C A P  V A L U E

Investment Objective. ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Value Index.

Principal Investment Strategy. ProFund VP Small-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SmallCap 600/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap Value are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, small-cap company investment risk and value investing risk.

For more information on ProFund VP Small-Cap Value’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Small-Cap Value for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Small-Cap Value by comparing average annual total returns of ProFund VP Small-Cap Value to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap Value or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	34.68%

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap Value for one quarter was 21.33% (quarter ended June 30, 2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Small-Cap Value	34.68%	-2.07%	05/01/02
S&P SmallCap 600/Barra Value Index (1)	40.06%	2.56%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap Value.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.08%

Total Annual ProFund Operating Expenses	2.08%
Fee Waivers/Reimbursements**	-0.10%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Small-Cap Value	$201	$642	$1,109	$2,402

P R O F U N D  V P  S M A L L – C A P  G R O W T H

Investment Objective. ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Growth Index.

Principal Investment Strategy. ProFund VP Small-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SmallCap 600/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap Growth are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, small-cap company investment risk and growth investing risk.

For more information on ProFund VP Small-Cap Growth’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Small-Cap Growth for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Small-Cap Growth by comparing average annual total returns of ProFund VP Small-Cap Growth to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap Growth or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	34.32%

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap Growth for one quarter was 16.50% (quarter ended June 30, 2003) and the lowest return was -4.20% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Small-Cap Growth	34.32%	2.67%	05/01/02
S&P SmallCap 600/Barra Growth Index (1)	37.32%	6.08%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap Growth.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.00%

Total Annual ProFund Operating Expenses	2.00%
Fee Waivers/Reimbursements**	-0.02%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Small-Cap Growth	$201	$626	$1,076	$2,326

P R O F U N D  V P   A S I A   3 0

Investment Objective. ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.

Principal Investment Strategy. ProFund VPAsia 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the ProFunds Asia 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities of Asian companies contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Asia 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Asia 30 will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Asia 30 are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, repurchase agreement risk, foreign investment risk and small-cap company investment risk.

To the extent ProFunds Asia 30 Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up ProFund VP Asia 30’s investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on ProFund VP Asia 30’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Asia 30 for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Asia 30 by comparing average annual total returns of ProFund VP Asia 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Asia 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	64.92%

During the period covered in the bar chart, the highest return on shares of ProFund VP Asia 30 for one quarter was 30.34% (quarter ended June 30, 2003) and the lowest return was -8.46% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Asia 30	64.92%	16.62%	05/01/02
ProFunds Asia 30 Index (1)	65.94%	19.10%	05/01/02
MSCI AC Asia Pacific Free Excluding Japan Index	49.07%	16.76%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Asia 30.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.93%

Total Annual ProFund Operating Expenses	1.93%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Asia 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Asia 30	$196	$606	$1,042	$2,254

P R O F U N D   V P   E U R O P E   3 0

Investment Objective. ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

Principal Investment Strategy. ProFund VP Europe 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the ProFunds Europe 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Europe 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Europe 30 are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, repurchase agreement risk and foreign investment risk.

For more information on ProFund VP Europe 30’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Europe 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of ProFund VP Europe 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Europe 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2000	-12.75%	2001	-24.14%	2002	-25.76%	2003	38.73%

During the period covered in the bar chart, the highest return on shares of ProFund VP Europe 30 for one quarter was 20.35% (quarter ended December 31, 2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Europe 30	38.73%	-4.16%	10/18/99
Dow Jones STOXX 50 Index(1)(2)	37.19%	-0.13%	10/18/99
ProFunds Europe 30 Index(1)	38.45%	-4.46%	10/18/99

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Europe 30.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.91%

Total Annual ProFund Operating Expenses	1.91%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Europe 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Europe 30	$194	$600	$1,032	$2,233

P R O F U N D   V P   J A P A N

Investment Objective. ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average.

Since the Japanese markets are not open when ProFund VP Japan values its shares, ProFund VP Japan determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the Nikkei 225 Stock Average.

Principal Investment Strategy. ProFund VP Japan invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Nikkei 225 Stock Average. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Japan may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Japan are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, repurchase agreement risk and foreign investment risk.

The performance of ProFund VP Japan will depend heavily on how Japanese stock markets perform. When Japanese stock prices fall, investors should generally expect the value of their investment to fall as well. ProFund VP Japan is also subject to valuation time risk. ProFund VP Japan generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined in the early morning U.S. Eastern time prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of ProFund VP Japan’s performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFund Advisors believes that over time ProFund VP Japan’s performance will correlate highly with the movement of the Nikkei 225 Stock Average.

For more information on ProFund VP Japan’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Japan for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Japan by comparing average annual total returns of ProFund VP Japan to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Japan or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	26.78%

During the period covered in the bar chart, the highest return on shares of ProFund VP Japan for one quarter was 14.31% (quarter ended June 30, 2003) and the lowest return was -6.79% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Japan	26.78%	-4.38%	05/01/02
Nikkei 225 Stock Average (1)	38.99%	6.71%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Japan.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.95%

Total Annual ProFund Operating Expenses	1.95%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Japan with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Japan	$198	$612	$1,052	$2,275

U L T R A   P R O F U N D S   V P

ProFund VP	Index	Daily Benchmark
Bull Plus	S&P 500 Index	150%
UltraBull	S&P 500 Index	Double (200%)
UltraMid-Cap	S&P MidCap 400 Index	Double (200%)
UltraSmall-Cap	Russell 2000 Index	Double (200%)
UltraDow 30	Dow Jones Industrial Average	Double (200%)
UltraOTC	NASDAQ-100 Index	Double (200%)
UltraEurope	ProFunds Europe Index	Double (200%)

•	Ultra ProFunds VP may be appropriate for investors who:are executing a strategy that relies on frequent buying, selling or exchanging among mutual funds with different objectives. The ProFunds VP do not limit how often an investor may exchange among ProFunds VP and do not impose any transaction fee when investors buy, sell or exchange a ProFund VP other than a $10 wire redemption fee under certain circumstances.

•	believe that the value of a particular index will increase, and that by investing with the objective of doubling the index’s daily return they will achieve superior results.

•	are seeking to correspond to an index’s daily return with half the investment required of a conventional index fund.

P R O F U N D   V P   B U L L   P L U S

Investment Objective. ProFund VP Bull Plus seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the S&P 500 Index.

If ProFund VP Bull Plus is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy. ProFund VP Bull Plus takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-half times (150%) the S&P 500 Index. ProFund VP Bull Plus will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bull Plus are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP Bull Plus’ investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. ProFund VP Bull Plus has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bull Plus.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses**	0.85%

Total Annual ProFund Operating Expenses	1.85%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bull Plus with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP Bull Plus	$188	$582

P R O F U N D   V P   U L T R A B U L L

Investment Objective. ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index.

If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy. ProFund VP UltraBull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 Index. ProFund VP UltraBull will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraBull are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP UltraBull’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The performance information set forth below (prior to May 1, 2003) was achieved during a period in which ProFund VP UltraBull pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

The bar chart below and table below provide an indication of the risks of investing in ProFund VP UltraBull by showing the variability of ProFund VP UltraBull returns from year to year and by comparing average annual total returns of ProFund VP UltraBull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraBull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	-36.11%	2003	52.93%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraBull for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP UltraBull	52.93%	-9.75%	01/22/01
S&P 500 Index(1)	28.68%	-4.70%	01/22/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraBull.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.07%

Total Annual ProFund Operating Expenses	2.07%
Fee Waivers/Reimbursements**	-0.09%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraBull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP UltraBull	$201	$640	$1,105	$2,393

P R O F U N D  V P  U L T R A M I D – C A P

Investment Objective. ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy. ProFund VP UltraMid-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraMid-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraMid-Cap are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and mid-cap company investment risk.

For more information on ProFund VP UltraMid-Cap’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP UltraMid-Cap for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP UltraMid-Cap by comparing average annual total returns of ProFund VP UltraMid-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraMid-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	70.09%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraMid-Cap for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP UltraMid-Cap	70.09%	-1.08%	05/01/02
S&P MidCap 400 Index (1)	35.62%	5.16%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraMid-Cap.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.08%

Total Annual ProFund Operating Expenses	2.08%
Fee Waivers/Reimbursements**	-0.10%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraMid-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP UltraMid-Cap	$201	$642	$1,109	$2,402

P R O F U N D  V P  U L T R A S M A L L – C A P

Investment Objective. ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy. ProFund VP UltraSmall-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraSmall-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraSmall-Cap are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and small-cap company investment risk.

For more information on ProFund VP UltraSmall-Cap’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraSmall-Cap by showing the variability of ProFund VP UltraSmall-Cap returns from year to year and by comparing average annual total returns of ProFund VP UltraSmall-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraSmall-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2000	-22.14%	2001	-7.61%	2002	-42.61%	2003	99.45%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraSmall-Cap for one quarter was 48.25% (quarter ended June 30, 2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP UltraSmall-Cap	99.45%	-0.29%	10/18/99
Russell 2000 Index(1)	47.29%	9.16%	10/18/99

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraSmall-Cap.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.00%

Total Annual ProFund Operating Expenses	2.00%
Fee Waivers/Reimbursements**	-0.02%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraSmall-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP UltraSmall-Cap	$201	$626	$1,076	$2,326

P R O F U N D  V P  U L T R A D O W  3 0

Investment Objective. ProFund VP UltraDow 30 seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Dow Jones Industrial Average (DJIA).

If ProFund VP UltraDow 30 is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the DJIA when the DJIA rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the DJIA when the DJIA declines on a given day.

Principal Investment Strategy. ProFund VP UltraDow 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the DJIA. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the DJIA and/or financial instruments with similar economic characteristics. ProFund VP UltraDow 30 will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP UltraDow 30 will have industry concentrations to approximately the same extent as the DJIA.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraDow 30 are active investor risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP UltraDow 30’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. ProFund VP UltraDow 30 has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraDow 30.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses**	0.85%

Total Annual ProFund Operating Expenses	1.85%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraDow 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP UltraDow 30	$188	$582

P R O F U N D  V P  U L T R A O T C

Investment Objective. ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index.

If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy. ProFund VP UltraOTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities traded on NASDAQ or other over-the-counter market and/or financial instruments with similar economic characteristics. ProFund VP UltraOTC will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraOTC are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and technology investment risk.

For more information on ProFund VP UltraOTC’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraOTC by showing the variability of ProFund VP UltraOTC returns from year to year and by comparing average annual total returns of ProFund VP UltraOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2000	-73.37%	2001	-68.72%	2002	-68.94%	2003	102.67%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP UltraOTC	102.67%	-39.15%	10/18/99
NASDAQ-100 Index(1)	49.49%	-10.60%	10/18/99

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraOTC.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.97%

Total Annual ProFund Operating Expenses	1.97%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP UltraOTC	$200	$618	$1,062	$2,296

P R O F U N D  V P  U L T R A E U R O P E

Investment Objective. ProFund VP UltraEurope seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the ProFunds Europe Index (PEI).

If ProFund VP UltraEurope is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the ProFunds Europe Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy. ProFund VP UltraEurope invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the PEI. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraEurope will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraEurope are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, repurchase agreement risk, volatility risk and foreign investment risk.

The performance of ProFund VP UltraEurope will depend heavily on how European stock markets perform. When European stock prices fall, investors should generally expect the value of their investment to fall as well.

For more information on ProFund VP UltraEurope’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. ProFund VP UltraEurope has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraEurope.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses**	0.85%

Total Annual ProFund Operating Expenses	1.85%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraEurope with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP UltraEurope	$188	$582

I N V E R S E  P R O F U N D S  V P

ProFund VP	Index	Daily Benchmark
Bear	S&P 500 Index	100% of the Inverse
Short Small-Cap	Russell 2000 Index	100% of the Inverse
Short OTC	NASDAQ-100 Index	100% of the Inverse
UltraBear	S&P 500 Index	200% of the Inverse
UltraShort OTC	NASDAQ-100 Index	200% of the Inverse

Inverse ProFunds VP may be appropriate for investors who

•	are executing a strategy that relies on frequent buying, selling or exchanging among mutual funds with different objectives. The ProFunds VP do not limit how often an investor may exchange among ProFunds VP and do not impose any transaction fee when investors buy, sell or exchange a ProFund VP other than a $10 wire redemption fee under certain circumstances.

•	expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

•	are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

P R O F U N D  V P  B E A R

Investment Objective. ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.

If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy. ProFund VP Bear takes positions in financial instruments that should have similar daily return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bear are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk and repurchase agreement risk.

For more information on ProFund VP Bear’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Bear by showing the variability of ProFund VP Bear returns from year to year and by comparing average annual total returns of ProFund VP Bear to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bear or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	20.82%	2003	-24.59%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bear for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was –13.96% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Bear	-24.59%	2.17%	01/22/01
S&P 500 Index(1)	28.68%	-4.70%	01/22/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bear.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.98%

Total Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bear with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Bear	$201	$621	$1,068	$2,306

P R O F U N D  V P  S H O R T  S M A L L – C A P

Investment Objective. ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

If ProFund VP Short Small-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy. ProFund VP Short Small-Cap invests in financial instruments that should have similar daily return characteristics as the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Short Small-Cap are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and small-cap company investment risk.

For more information on ProFund VP Short Small-Cap’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Short Small-Cap for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Short Small-Cap by comparing average annual total returns of ProFund VP Short Small-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Short Small-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	-34.52%

During the period covered in the bar chart, the highest return on shares of ProFund VP Short Small-Cap for one quarter was 4.00% (quarter ended March 31, 2003) and the lowest return was -19.07% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Short Small-Cap	-34.52%	-29.65%	09/03/02
Russell 2000 Index (1)	47.29%	35.54%	09/03/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short Small-Cap.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.71%

Total Annual ProFund Operating Expenses	2.71%
Fee Waivers/Reimbursements**	-0.73%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Short Small-Cap	$201	$772	$1,370	$2,988

P R O F U N D  V P  S H O R T  O T C

Investment Objective. ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If ProFund VP Short OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy. ProFund VP Short OTC takes positions in financial instruments that should have similar daily return characteristics as the inverse of the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities traded on NASDAQ or other over-the-counter market and/or financial instruments with similar economic characteristics. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Short OTC are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and technology investment risk.

For more information on ProFund VP Short OTC’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Short OTC for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Short OTC by comparing average annual total returns of ProFund VP Short OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Short OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	-37.31%

During the period covered in the bar chart, the highest return on shares of ProFund VP Short OTC for one quarter was -5.87% (quarter ended March 31, 2003) and the lowest return was -16.46% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Short OTC	-37.31%	-19.43%	05/01/02
NASDAQ-100 Index (1)	49.49%	9.40%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short OTC.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.99%

Total Annual ProFund Operating Expenses	1.99%
Fee Waivers/Reimbursements**	-0.01%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Short OTC	$201	$623	$1,072	$2,316

P R O F U N D  V P  U L T R A B E A R

ProFund VP UltraBear seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P 500 Index.

If ProFund VP UltraBear is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy. ProFund VP UltraBear takes positions in financial instruments that should have similar daily return characteristics as twice (200%) the inverse of the S&P 500 Index. ProFund VP UltraBear will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraBear are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP UltraBear’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. ProFund VP UltraBear has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraBear.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses**	0.80%

Total Annual ProFund Operating Expenses	1.80%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraBear with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP UltraBear	$183	$566

P R O F U N D  V P  U L T R A S H O R T  O T C

Investment Objective. ProFund VP UltraShort OTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If ProFund VP UltraShort OTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day. “OTC” in the name of ProFund VP UltraShort OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

Principal Investment Strategy. ProFund VP UltraShort OTC takes positions in financial instruments that should have similar daily return characteristics as twice (200%) the inverse of the NASDAQ-100 Index. ProFund VP UltraShort OTC will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraShort OTC are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk, volatility risk and technology investment risk.

For more information on ProFund VP UltraShort OTC’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. ProFund VP UltraShort OTC has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraShort OTC.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses**	0.80%

Total Annual ProFund Operating Expenses	1.80%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraShort OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP UltraShort OTC	$183	$566

S E C T O R  P R O F U N D S  V P

ProFund VP	Index	Daily Benchmark
Airlines	Dow Jones U.S. Airlines Index	Match (100%)
Banks	Dow Jones U.S. Banks Index	Match (100%)
Basic Materials	Dow Jones U.S. Basic Materials Sector Index	Match (100%)
Biotechnology	Dow Jones U.S. Biotechnology Index	Match (100%)
Consumer Cyclical	Dow Jones U.S. Consumer Cyclical Sector Index	Match (100%)
Consumer Non-Cyclical	Dow Jones U.S. Consumer Non-Cyclical Sector Index	Match (100%)
Energy	Dow Jones U.S. Energy Sector Index	Match (100%)
Financial	Dow Jones U.S. Financial Sector Index	Match (100%)
Healthcare	Dow Jones U.S. Healthcare Sector Index	Match (100%)
Industrial	Dow Jones U.S. Industrial Sector Index	Match (100%)
Internet	Dow Jones Composite Internet Index	Match (100%)
Leisure Goods & Services	Dow Jones U.S. Leisure Goods & Services Index	Match (100%)
Oil Drilling Equipment & Services	Dow Jones U.S. Oil Drilling Equipment & Services Index	Match (100%)
Pharmaceuticals	Dow Jones U.S. Pharmaceuticals Index	Match (100%)
Precious Metals	Dow Jones Precious Metals Index	Match (100%)
Real Estate	Dow Jones U.S. Real Estate Index	Match (100%)
Semiconductor	Dow Jones U.S. Semiconductor Index	Match (100%)
Technology	Dow Jones U.S. Technology Sector Index	Match (100%)
Telecommunications	Dow Jones U.S. Telecommunications Sector Index	Match (100%)
Utilities	Dow Jones U.S. Utilities Sector Index	Match (100%)
Wireless Communications	Dow Jones U.S. Wireless Communications Index	Match (100%)

*	Until June 18, 2004, ProFund VP Precious Metals’ index is the Philadelphia Stock Exchange® Gold/Silver SectorSM Index.

Sector ProFunds VP may be appropriate for investors who:

•	desire to add investments in economic sectors with perceived above-average growth potential.

•	actively rotate their investments to perceive strong sectors and out of perceived weak sectors, as market and economic conditions change.

•	want to gain investment exposure to a particular economic sector of the U.S. or global economy.

P R O F U N D  V P  A I R L I N E S

Investment Objective. ProFund VP Airlines seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Airlines Index.

Principal Investment Strategy. ProFund VP Airlines invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Airlines Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Airlines may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Airlines will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Airlines are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Airlines is also subject to risks faced by companies in the airline industry, including: adverse effects of commodity price volatility, exchange rates, foreign market access restrictions, and increased competition; dramatic securities price fluctuation and issues affecting profitability due to their cyclical nature, economic trends, political events, changes in disposable consumer income, worldwide fuel prices, labor agreements and insurance costs; regulation by, and restrictions of, the Federal Aviation Administration, federal, state and local governments, and foreign regulatory authorities; intense competition, both domestically and internationally; and foreign airline companies, many of which are partially funded by foreign governments, may be less sensitive to short-term economic pressures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Airlines’ investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. ProFund VP Airlines has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Airlines.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses**	0.80%

Total Annual ProFund Operating Expenses	1.80%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP Airlines with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP Airlines	$183	$566

P R O F U N D  V P  B A N K S

Investment Objective. ProFund VP Banks seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index.

Principal Investment Strategy. ProFund VP Banks invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Banks Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Banks may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Banks will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Banks are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Banks is also subject to risks faced by companies in the banking industry, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns); severe price competition; and newly enacted laws expected to result in increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Banks’ investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Banks for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Banks by comparing average annual total returns of ProFund VP Banks to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Banks or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	29.39%

During the period covered in the bar chart, the highest return on shares of ProFund VP Banks for one quarter was 17.71% (quarter ended June 30, 2003) and the lowest return was -4.35% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Banks	29.39%	7.06%	05/01/02
S&P 500 Index(1)	28.68%	3.25%	05/01/02
Dow Jones U.S. Banks Index (1)	32.94%	9.95%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Banks.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.30%

Total Annual ProFund Operating Expenses	2.30%
Fee Waivers/Reimbursements**	-0.32%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Banks with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Banks	$201	$688	$1,201	$2,611

P R O F U N D  V P  B A S I C  M A T E R I A L S

Investment Objective. ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index.

Principal Investment Strategy. ProFund VP Basic Materials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Basic Materials Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Basic Materials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Basic Materials will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Basic Materials are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Basic Materials is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Basic Materials’ investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Basic Materials for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Basic Materials by comparing average annual total returns of ProFund VP Basic Materials to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Basic Materials or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	31.58%

During the period covered in the bar chart, the highest return on shares of ProFund VP Basic Materials for one quarter was 22.24% (quarter ended December 31, 2003) and the lowest return was -8.38% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Basic Materials	31.58%	7.34%	05/01/02
S&P 500 Index(1)	28.68%	3.25%	05/01/02
Dow Jones U.S. Basic Materials Sector Index (1)	35.68%	10.71%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Basic Materials.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.03%

Total Annual ProFund Operating Expenses	2.03%
Fee Waivers/Reimbursements**	-0.05%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Basic Materials with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Basic Materials	$201	$632	$1,089	$2,354

P R O F U N D  V P  B I O T E C H N O L O G Y

Investment Objective. ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index.

Principal Investment Strategy. ProFund VP Biotechnology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Biotechnology Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Biotechnology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Biotechnology will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Biotechnology are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Biotechnology is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Biotechnology’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Biotechnology by showing the variability of ProFund VP Biotechnology returns from year to year and by comparing average annual total returns of ProFund VP Biotechnology to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Biotechnology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	-37.51%	2003	39.78%

During the period covered in the bar chart, the highest return on shares of ProFund VP Biotechnology for one quarter was 22.16% (quarter ended June 30, 2003) and the lowest return was -30.80% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Biotechnology	39.78%	-9.71%	01/22/01
S&P 500 Index(1)	28.68%	-4.70%	01/22/01
Dow Jones U.S. Biotechnology Index(1)	42.99%	-7.75%	01/22/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Biotechnology.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.04%

Total Annual ProFund Operating Expenses	2.04%
Fee Waivers/Reimbursements**	-0.06%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Biotechnology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Biotechnology	$201	$634	$1,093	$2,364

P R O F U N D  V P  C O N S U M E R  C Y C L I C A L

Investment Objective. ProFund VP Consumer Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Cyclical Sector Index.

Principal Investment Strategy. ProFund VP Consumer Cyclical invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Consumer Cyclical Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Consumer Cyclical may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Cyclical will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Consumer Cyclical are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Consumer Cyclical is also subject to risks faced by companies in the consumer cyclical economic sector, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Consumer Cyclical’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Consumer Cyclical for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Consumer Cyclical by comparing average annual total returns of ProFund VP Consumer Cyclical to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Consumer Cyclical or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	26.80%

During the period covered in the bar chart, the highest return on shares of ProFund VP Consumer Cyclical for one quarter was 16.78% (quarter ended June 30, 2003) and the lowest return was -2.37% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Consumer Cyclical	26.80%	-4.32%	05/01/02
S&P 500 Index(1)	28.68%	3.25%	05/01/02
Dow Jones U.S. Consumer Cyclical Sector Index (1)	33.83%	0.49%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Consumer Cyclical.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.33%

Total Annual ProFund Operating Expenses	2.33%
Fee Waivers/Reimbursements**	-0.35%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Consumer Cyclical with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Consumer Cyclical	$201	$694	$1,214	$2,639

P R O F U N D  V P  C O N S U M E R  N O N - C Y C L I C A L

Investment Objective. ProFund VP Consumer Non-Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Non-Cyclical Sector Index.

Principal Investment Strategy. ProFund VP Consumer Non-Cyclical invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Consumer Non-Cyclical Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Consumer Non-Cyclical may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Non-Cyclical will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Consumer Non-Cyclical are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Consumer Non-Cyclical is also subject to risks faced by companies in the consumer non-cyclical economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Consumer Non-Cyclical’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Consumer Non-Cyclical for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Consumer Non-Cyclical by comparing average annual total returns of ProFund VP Consumer Non-Cyclical to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Consumer Non-Cyclical or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	18.46%

During the period covered in the bar chart, the highest return on shares of ProFund VP Consumer Non-Cyclical for one quarter was 13.69% (quarter ended June 30, 2003) and the lowest return was -6.01% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Consumer Non-Cyclical	18.46%	-0.51%	05/01/02
S&P 500 Index(1)	28.68%	3.25%	05/01/02
Dow Jones U.S. Consumer Non-Cyclical Sector Index (1)	21.56%	2.19%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Consumer Non-Cyclical.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.33%

Total Annual ProFund Operating Expenses	2.33%
Fee Waivers/Reimbursements**	-0.35%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Consumer Non-Cyclical with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Consumer Non-Cyclical	$201	$694	$1,214	$2,639

P R O F U N D  V P  E N E R G Y

Investment Objective. ProFund VP Energy seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index.

Principal Investment Strategy. ProFund VP Energy invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Energy Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Energy may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Energy will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Energy are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Energy is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Energy’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Energy by showing the variability of ProFund VP Energy returns from year to year and by comparing average annual total returns of ProFund VP Energy to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Energy or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	-17.04%	2003	22.27%

During the period covered in the bar chart, the highest return on shares of ProFund VP Energy for one quarter was 14.33% (quarter ended December 31, 2003) and the lowest return was -19.30% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Energy	22.27%	-1.93%	01/22/01
S&P 500 Index(1)	28.68%	-4.70%	01/22/01
Dow Jones U.S. Energy Sector Index(1)	25.74%	1.40%	01/22/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Energy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.09%

Total Annual ProFund Operating Expenses	2.09%
Fee Waivers/Reimbursements**	-0.11%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Energy with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Energy	$201	$644	$1,114	$2,412

P R O F U N D  V P  F I N A N C I A L

Investment Objective. ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index.

Principal Investment Strategy. ProFund VP Financial invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Financial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Financial may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Financial will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Financial are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Financial is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Financial’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below and table below provide an indication of the risks of investing in ProFund VP Financial by showing the variability of ProFund VP Financial returns from year to year and by comparing average annual total returns of ProFund VP Financial to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Financial or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	-14.88%	2003	28.99%

During the period covered in the bar chart, the highest return on shares of ProFund VP Financial for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Financial	28.99%	0.86%	01/22/01
S&P 500 Index(1)	28.68%	-4.70%	01/22/01
Dow Jones U.S. Financial Sector Index(1)	32.23%	3.94%	01/22/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Financial.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.07%

Total Annual ProFund Operating Expenses	2.07%
Fee Waivers/Reimbursements**	-0.09%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Financial with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Financial	$201	$640	$1,105	$2,393

P R O F U N D  V P  H E A L T H C A R E

Investment Objective. ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index.

Principal Investment Strategy. ProFund VP Healthcare invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Healthcare Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Healthcare may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Healthcare will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Healthcare are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Healthcare is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Healthcare’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Healthcare by showing the variability of ProFund VP Healthcare returns from year to year and by comparing average annual total returns of ProFund VP Healthcare to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Healthcare or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	-22.69%	2003	17.42%

During the period covered in the bar chart, the highest return on shares of ProFund VP Healthcare for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Healthcare	17.42%	-4.99%	01/22/01
S&P 500 Index(1)	28.68%	-4.70%	01/22/01
Dow Jones U.S. Healthcare Sector Index(1)	19.43%	-3.01%	01/22/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Healthcare.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.04%

Total Annual ProFund Operating Expenses	2.04%
Fee Waivers/Reimbursements**	-0.06%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Healthcare with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Healthcare	$201	$634	$1,093	$2,364

P R O F U N D  V P  I N D U S T R I A L

Investment Objective. ProFund VP Industrial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrial Sector Index.

Principal Investment Strategy. ProFund VP Industrial invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Industrial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Industrial may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Industrial will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Industrial are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Industrial is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Industrial’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Industrial for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Industrial by comparing average annual total returns of ProFund VP Industrial to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Industrial or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	28.40%

During the period covered in the bar chart, the highest return on shares of ProFund VP Industrial for one quarter was 14.97% (quarter ended June 30, 2003) and the lowest return was -6.11% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Industrial	28.40%	1.75%	05/01/02
S&P 500 Index(1)	28.68%	3.25%	05/01/02
Dow Jones U.S. Industrial Sector Index (1)	33.24%	5.11%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Industrial.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.25%

Total Annual ProFund Operating Expenses	2.25%
Fee Waivers/Reimbursements**	-0.27%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Industrial with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Industrial	$201	$677	$1,180	$2,564

P R O F U N D  V P  I N T E R N E T

Investment Objective. ProFund VP Internet seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index.

Principal Investment Strategy. ProFund VP Internet invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones Composite Internet Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Internet may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Internet will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Internet are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and technology investment risk.

In addition to the risks noted above, ProFund VP Internet is also subject to risks faced by companies in the Internet sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Internet’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Internet for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Internet by comparing average annual total returns of ProFund VP Internet to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Internet or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	77.99%

During the period covered in the bar chart, the highest return on shares of ProFund VP Internet for one quarter was 36.22% (quarter ended June 30, 2003) and the lowest return was 6.24% (quarter ended September 30, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Internet	77.99%	29.63%	05/01/02
S&P 500 Index(1)	28.68%	3.25%	05/01/02
Dow Jones Composite Internet Index (1)	81.73%	34.42%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Internet.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.01%

Total Annual ProFund Operating Expenses	2.01%
Fee Waivers/Reimbursements**	-0.03%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Internet with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Internet	$201	$628	$1,080	$2,335

P R O F U N D   V P   L E I S U R E   G O O D S   &   S E R V I C E S

Investment Objective. ProFund VP Leisure Goods & Services seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Leisure Goods & Services Index.

Principal Investment Strategy. ProFund VP Leisure Goods & Services invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Leisure Goods & Services Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Leisure Goods & Services may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Leisure Goods & Services will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Leisure Goods & Services are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Leisure Goods & Services is also subject to risks faced by companies in the leisure goods and services industry, including: effects on securities prices and profitability based on the domestic and international economy, competition, disposable household income, consumer spending and consumer tastes; increased effects from government regulation; severe competition; and risks of new technologies. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Leisure Goods & Services’ investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. ProFund VP Leisure Goods & Services has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Leisure Goods & Services.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses**	0.80%

Total Annual ProFund Operating Expenses	1.80%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP Leisure Goods & Services with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP Leisure Goods & Services	$183	$566

P R O F U N D   V P   O I L   D R I L L I N G   E Q U I P M E N T   &   S E R V I C E S

Investment Objective. ProFund VP Oil Drilling Equipment & Services seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil Drilling Equipment & Services Index.

Principal Investment Strategy. ProFund VP Oil Drilling Equipment & Services invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Oil Drilling Equipment & Services Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Oil Drilling Equipment & Services may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Oil Drilling Equipment & Services will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Oil Drilling Equipment & Services are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Oil Drilling Equipment & Services is also subject to risks faced by companies in the oil drilling equipment and services industry, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Oil Drilling Equipment & Services’ investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. ProFund VP Oil Drilling Equipment & Services has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Oil Drilling Equipment & Services.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses**	0.80%

Total Annual ProFund Operating Expenses	1.80%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP Oil Drilling Equipment & Services with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP Oil Drilling Equipment & Services	$183	$566

P R O F U N D   V P   P H A R M A C E U T I C A L S

Investment Objective. ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

Principal Investment Strategy. ProFund VP Pharmaceuticals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Pharmaceuticals Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Pharmaceuticals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Pharmaceuticals will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Pharmaceuticals are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Pharmaceuticals is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Pharmaceuticals’ investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Pharmaceuticals for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Pharmaceuticals by comparing average annual total returns of ProFund VP Pharmaceuticals to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Pharmaceuticals or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	5.60%

During the period covered in the bar chart, the highest return on shares of ProFund VP Pharmaceuticals for one quarter was 7.71% (quarter ended June 30, 2003) and the lowest return was -8.02% (quarter ended September 30, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Pharmaceuticals	5.60%	-5.26%	05/01/02
S&P 500 Index(1)	28.68%	3.25%	05/01/02
Dow Jones U.S. Pharmaceuticals Index (1)	9.45%	-2.63%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Pharmaceuticals.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.06%

Total Annual ProFund Operating Expenses	2.06%
Fee Waivers/Reimbursements**	-0.08%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Pharmaceuticals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Pharmaceuticals	$201	$638	$1,101	$2,383

P R O F U N D   V P   P R E C I O U S   M E T A L S

Investment Objective. ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index. However, until June 18, 2004, the Fund will seek daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold/Silver Sector Index.

Principal Investment Strategy. ProFund VP Precious Metals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as its benchmark index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Precious Metals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Precious Metals will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Precious Metals are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and foreign investment risk.

In addition to the risks noted above, ProFund VP Precious Metals is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on ProFund VP Precious Metals’ investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Precious Metals for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Precious Metals by comparing average annual total returns of ProFund VP Precious Metals to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Precious Metals or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when ProFund VP Precious Metals sought daily investment results, before fees and expenses, that corresponded to the Philadelphia Stock Exchange Gold/Silver Sector Index.

Annual Return as of December 31

2003	39.23%

During the period covered in the bar chart, the highest return on shares of ProFund VP Precious Metals for one quarter was 18.74% (quarter ended December 31, 2003) and the lowest return was -13.04% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Precious Metals	39.23%	20.57%	05/01/02
S&P 500 Index(1)	28.68%	3.25%	05/01/02
Philadelphia Stock Exchange Gold/Silver Sector Index(1)(2)	43.95%	25.79%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	The index underlying the ProFund VP Precious Metals’ benchmark will change from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Precious Metals.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.98%

Total Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Precious Metals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Precious Metals	$201	$621	$1,068	$2,306

P R O F U N D  V P  R E A L  E S T A T E

Investment Objective. ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index.

Principal Investment Strategy. ProFund VP Real Estate invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Real Estate may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Real Estate will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Real Estate are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Real Estate is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust (“REIT”) that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Real Estate’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Real Estate by showing the variability of ProFund VP Real Estate returns from year to year and by comparing average annual total returns of ProFund VP Real Estate to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Real Estate or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	0.02%	2003	33.15%

During the period covered in the bar chart, the highest return on shares of ProFund VP Real Estate for one quarter was 12.18% (quarter ended June 30, 2003) and the lowest return was -9.71% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Real Estate	33.15%	13.54%	01/22/01
S&P 500 Index(1)	28.68%	-4.70%	01/22/01
Dow Jones U.S. Real Estate Index(1)	36.89%	17.14%	01/22/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Real Estate.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.02%

Total Annual ProFund Operating Expenses	2.02%
Fee Waivers/Reimbursements**	-0.04%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Real Estate with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Real Estate	$201	$630	$1,084	$2,345

P R O F U N D  V P  S E M I C O N D U C T O R

Investment Objective. ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index.

Principal Investment Strategy. ProFund VP Semiconductor invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Semiconductor Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Semiconductor may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Semiconductor will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Semiconductor are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and technology investment risk.

In addition to the risks noted above, ProFund VP Semiconductor is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Semiconductor’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Semiconductor for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Semiconductor by comparing average annual total returns of ProFund VP Semiconductor to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Semiconductor or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	88.32%

During the period covered in the bar chart, the highest return on shares of ProFund VP Semiconductor for one quarter was 25.22% (quarter ended June 30, 2003) and the lowest return was 3.08% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Semiconductor	88.32%	-1.32%	05/01/02
S&P 500 Index(1)	28.68%	3.25%	05/01/02
Dow Jones U.S. Semiconductor Index (1)	94.38%	1.64%	05/01/02

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Semiconductor.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.05%

Total Annual ProFund Operating Expenses	2.05%
Fee Waivers/Reimbursements**	-0.07%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Semiconductor with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Semiconductor	$201	$636	$1,097	$2,374

P R O F U N D  V P  T E C H N O L O G Y

Investment Objective. ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index.

Principal Investment Strategy. ProFund VP Technology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Technology Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Technology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Technology will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Technology are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and technology investment risk. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Technology’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Technology by showing the variability of ProFund VP Technology and by comparing average annual total returns of to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Technology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	-40.68%	2003	45.97%

During the period covered in the bar chart, the highest return on shares of ProFund VP Technology for one quarter was 21.41% (quarter ended December 31, 2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Technology	45.97%	-20.01%	01/22/01
S&P 500 Index(1)	28.68%	-4.70%	01/22/01
Dow Jones U.S. Technology Sector Index(1)	51.04%	-17.43%	01/22/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Technology.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.93%

Total Annual ProFund Operating Expenses	1.93%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Technology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Technology	$196	$606	$1,042	$2,254

P R O F U N D  V P  T E L E C O M M U N I C A T I O N S

Investment Objective. ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index.

Principal Investment Strategy. ProFund VP Telecommunications invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Telecommunications Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Telecommunications may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Telecommunications will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Telecommunications are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Telecommunications is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Telecommunications’ investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Telecommunications by showing the variability of ProFund VP Telecommunications returns from year to year and by comparing average annual total returns of ProFund VP Telecommunications to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Telecommunications or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	-37.83%	2003	2.46%

During the period covered in the bar chart, the highest return on shares of ProFund VP Telecommunications for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Telecommunications	2.46%	-23.33%	01/22/01
S&P 500 Index(1)	28.68%	-4.70%	01/22/01
Dow Jones U.S. Telecommunications Sector Index(1)	7.33%	-19.45%	01/22/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Telecommunications.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.06%

Total Annual ProFund Operating Expenses	2.06%
Fee Waivers/Reimbursements**	-0.08%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Telecommunications with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Telecommunications	$201	$638	$1,101	$2,383

P R O F U N D  V P  U T I L I T I E S

Investment Objective. ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index.

Principal Investment Strategy. ProFund VP Utilities invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Utilities Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Utilities may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Utilities will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Utilities are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Utilities is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Utilities’ investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Utilities by showing the variability of ProFund VP Utilities returns from year to year and below shows the performance of for the latest calendar year. The table below provides an indication of the risks of investing in by comparing average annual total returns of ProFund VP Utilities to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Utilities or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	-23.94%	2003	21.37%

During the period covered in the bar chart, the highest return on shares of ProFund VP Utilities for one quarter was 18.69% (quarter ended June 30, 2003) and the lowest return was -20.47% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Utilities	21.37%	-8.92%	01/22/01
S&P 500 Index(1)	28.68%	-4.70%	01/22/01
Dow Jones U.S. Utilities Sector Index(1)	24.91%	-6.12%	01/22/01

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Utilities.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.06%

Total Annual ProFund Operating Expenses	2.06%
Fee Waivers/Reimbursements**	-0.08%

Total Net Annual ProFund Operating Expenses	1.98%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Utilities with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Utilities	$201	$638	$1,101	$2,383

P R O F U N D  V P  W I R E L E S S  C O M M U N I C A T I O N S

Investment Objective. ProFund VP Wireless Communications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Wireless Communications Index.

Principal Investment Strategy. ProFund VP Wireless Communications invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Wireless Communications Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Wireless Communications may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Wireless Communications will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Wireless Communications are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Wireless Communications is also subject to risks faced by companies in the wireless communications industry, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Wireless Communications’ investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. ProFund VP Wireless Communications has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Wireless Communications.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses**	0.80%

Total Annual ProFund Operating Expenses	1.80%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	Other expenses are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in ProFund VP Wireless Communications with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years
ProFund VP Wireless Communications	$183	$566

B O N D  B E N C H M A R K E D  P R O F U N D S  V P

ProFund VP	Security	Daily Benchmark
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse

ProFund VP U.S. Government Plus may be appropriate for investors who:

•	expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

ProFund VP Rising Rates Opportunity® may be appropriate for investors who:

•	expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

•	are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

P R O F U N D  V P  U . S .  G O V E R N M E N T  P L U S

Investment Objective. ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise.

If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

Principal Investment Strategy. ProFund VP U.S. Government Plus invests in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. Government securities and/or financial instruments with similar economic characteristics. ProFund VP U.S. Government Plus will employ leveraged investment techniques in seeking its investment objective.

An investment in ProFund VP U.S. Government Plus is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Risk Considerations. The principal risks of investing in ProFund VP U.S. Government Plus are active investor risk, market risk, debt instrument risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, interest rate risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP U.S. Government Plus’ investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP U.S. Government Plus for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP U.S. Government Plus by comparing average annual total returns of ProFund VP U.S. Government Plus to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP U.S. Government Plus or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	-2.55%

During the period covered in the bar chart, the highest return on shares of ProFund VP U.S. Government Plus for one quarter was 6.19% (quarter ended June 30, 2003) and the lowest return was -5.10% (quarter ended September 30, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP U.S. Government Plus	-2.55%	8.13%	05/01/02
Lehman Brothers U.S. Treasury: Long-Term Total Return Index (1)	2.20%	9.40%	05/01/02
Most recently issued Long Bond (2)	0.77%	9.71%	05/01/02

(1)	The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. Reflects no deduction for fees or expenses.
(2)	Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP U.S. Government Plus.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.99%

Total Annual ProFund Operating Expenses	1.74%
Fee Waivers/Reimbursements**	-0.01%

Total Net Annual ProFund Operating Expenses	1.73%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.73% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP U.S. Government Plus with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP U.S. Government Plus	$176	$547	$943	$2,051

P R O F U N D  V P  R I S I N G  R A T E S  O P P O R T U N I T Y ®

Investment Objective. ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall.

If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy. ProFund VP Rising Rates Opportunity takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. ProFund VP Rising Rates Opportunity will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in ProFund VP Rising Rates Opportunity are active investor risk, market risk, debt instrument risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, interest rate risk, short sale risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP Rising Rates Opportunity’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart below shows the performance of ProFund VP Rising Rates Opportunity for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Rising Rates Opportunity by comparing average annual total returns of ProFund VP Rising Rates Opportunity to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Rising Rates Opportunity or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31

2003	-4.11%

During the period covered in the bar chart, the highest return on shares of ProFund VP Rising Rates Opportunity for one quarter was 3.14% (quarter ended September 30, 2003) and the lowest return was -7.09% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Rising Rates Opportunity	-4.11%	-14.01%	05/01/02
Lehman Brothers U.S. Treasury: Long-Term Total Return Index (1)	2.20%	9.40%	05/01/02
Most recently issued Long Bond(2)	0.77%	9.71%	05/01/02

(1)	The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $150 million par amount outstanding. Reflects no deduction for fees or expenses.
(2)	Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Rising Rates Opportunity.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.91%

Total Annual ProFund Operating Expenses	1.91%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Rising Rates Opportunity with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Rising Rate Opportunity	$194	$600	$1,032	$2,233

P R O F U N D  V P  M O N E Y  M A R K E T

ProFund VP Money Market may be appropriate for investors who:

•	seek current income consistent with liquidity and preservation of capital.

P R O F U N D  V P  M O N E Y  M A R K E T

Investment Objective. ProFund VP Money Market seeks a high level of current income consistent with liquidity and preservation of capital.

Principal Investment Strategy. ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities and repurchase agreements. ProFund VP Money Market may also invest in asset-backed securities.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in ProFund VP Money Market are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. ProFund VP Money Market also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. ProFund VP Money Market buys U.S. Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received the highest short-term rating from two nationally recognized statistical rating organizations;

•	have received the highest short-term rating from one rating organization (if only one organization rates the security);

•	if unrated, are determined to be of similar quality by ProFund Advisors; or

•	have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of ProFund VP Money Market are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. ProFund VP Money Market may invest in other types of instruments, as described in the Statement of Additional Information.

Principal Risk Considerations. The principal risks of investing in ProFund VP Money Market are market risk, interest rate risk, debt instrument risk, active investor risk and repurchase agreement risk. In addition, ProFund VP Money Market is also subject to the following risks:

•	Credit Risk: A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.

•	Security Selection Risk: While ProFund VP Money Market invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause ProFund VP Money Market’s yield to lag behind those of similar money market funds.

•	Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, ProFund VP Money Market may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce ProFund VP Money Market’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

•	Financial Services Industry Concentration Risk: Because ProFund VP Money Market may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in ProFund VP Money Market is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While ProFund VP Money Market seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that ProFund VP Money Market will do so, and you could lose money by investing in this ProFund VP.

For more information on ProFund VP Money Market’s investment strategies and risks, including a description of the terms in bold, please refer to “Strategies and Risks”.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Money Market by showing the variability of ProFund VP Money Market returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Money Market or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

2002	0.21%	2003	0.12%

During the period covered in the bar chart, the highest return on shares of ProFund VP Money Market for one quarter was 0.09% (quarter ended December 31, 2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2003	One Year	Since Inception	Inception Date
ProFund VP Money Market	0.12%	0.19%	10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for ProFund VP Money Market as of December 31, 2003 was 0.05%.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Money Market.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.43%

Total Annual ProFund Operating Expenses	1.43%
Fee Waivers/Reimbursements**	-0.08%

Total Net Annual ProFund Operating Expenses	1.35%

*	The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.35% through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Money Market with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	One Year	Three Years	Five Years	Ten Years
ProFund VP Money Market	$137	$445	$774	$1,706

G E N E R A L  P R O F U N D S  VP  I N F O R M A T I O N

“Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order.”

G E N E R A L  P R O F U N D S  VP  I N F O R M A T I O N

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next calculated after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP’s assets, substracting any ProFund VP’s liabilities, and dividing that amount by the number of the ProFund VP’s outstanding shares.

Each ProFund VP, other than ProFund VP UltraEurope, normally calculates its daily share price at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day the NYSE is open for business.

The NAV of shares of ProFund VP UltraEurope is determined as of the latest close of trading of the three exchanges tracked by the ProFunds Europe Index (ordinarily 2:00 PM Eastern time) on each day the NYSE, London Stock Exchange, Frankfurt Stock Exchange and Paris Stock Exchange are open for business.

To the extent a ProFund VP’s portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund VP’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.

A ProFund VP’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

ProFund VP Money Market’s uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

London Stock Exchange, Frankfurt Stock Exchange or Paris Bourse Holiday Schedule: New Year’s Day, Good Friday and Easter Monday, May Day, Spring Bank Holiday, Pentecost Monday, Bastille Day, Summer Bank Holiday, Christmas Day, Boxing Day . Please note that holiday schedules are subject to change without notice.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year’s net investment income and net capital gains, if any, as follows:

	Dividends		Capital Gains
	Accrued	Paid	Paid
ProFund VP Money Market	Daily	Monthly	Annually*
ProFund VP U.S. Government Plus	Daily	Monthly	Annually*
ProFund VP Real Estate	Quarterly	Quarterly	Annually*
All other ProFunds VP	Annually	Annually	Annually

*	ProFund VP Money Market, ProFund VP U.S. Government Plus and ProFund VP Real Estate reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

ProFund VP Money Market may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV of $1.00 per share.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If each ProFund VP qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of “investor control” of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code willno longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund’s yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP’s benchmark are set forth below.

The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2004, the S&P MidCap 400 Index included companies with capitalizations between $416.6 million and $11.9 billion.

The Russell 2000 Index is a measure small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2004, the Russell 2000 Index included companies with capitalizations between $22.0 million and $2.9 billion.

The NASDAQ-100 Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning,” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis.

The S&P 500/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively low price-to-book as determined before each semiannual rebalance date. As of March 31, 2004, the S&P 500/Barra Value Index included 339 companies with capitalizations between $925.3 million and $272.7 billion.

The S&P 500/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P 500/Barra Growth Index included 161 companies with capitalizations between $1.2 billion and $307.6 billion.

The S&P MidCap 400/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P MidCap 400/Barra Value Index included 227 companies with capitalizations between $492.4 million and $8.2 billion.

The S&P MidCap 400/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2004, the S&P MidCap 400/Barra Growth Index included 173 companies with capitalizations between $416.5 million and $11.9 billion.

The S&P SmallCap 600/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2004, the S&P SmallCap 600/Barra Value Index included 371 companies with capitalizations between $62.5million and $2.3 billion.

The S&P SmallCap 600/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a capitalization weighted index of 600 U.S. operating companies and REITS. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2004, the S&P SmallCap 600/Barra Growth Index included 229 companies with capitalizations between $89.8 million and $2.9 billion.

The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2004, the ProFunds Asia 30 Index included companies with capitalizations between $295.6 million and $88.6 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2004, the ProFunds Europe 30 Index included companies with capitalizations between $2.7 billion and $99.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The Dow Jones Industrial Average (DJIA) is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represents the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks, instead, the index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire index is reviewed.

The Nikkei 225 Stock Average Index (Nikkei Index) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei Index is calculated from the prices of the 225 Tokyo Stock Exchange (TSE) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei Index are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the Index.

ProFunds Europe Index (“PEI”) is a combined measure of European stock performance created by ProFund Advisors from the leading stock indices of Europe’s three largest economies giving equal weight to each index each day. The PEI averages the daily U.S. dollar results of the following three indices:

•	The Financial Times Stock Exchange 100 Index - A capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange;

•	The Deutsche Aktienindex - A total rate of return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock Exchange; and

•	The CAC-40 - A capitalization-weighted index of 40 companies listed on the Paris Stock Exchange.

The Dow Jones U.S. Airlines Index measures the performance of the portion of the airline industry which is listed in the U.S. equity market. Component companies primarily provide passenger air transport. Airports and airplane manufacturers are not included. As of March 31, 2004, the average capitalization of the Index was approximately $2.0 billion.

The Dow Jones U.S. Banks Index measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts, and building associations and societies. Investment and merchant banks are excluded. As of March 31, 2004, the average capitalization of the Index was approximately $9.0 billion.

The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2004, the average capitalization of the Index was approximately $4.6 billion.

The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. As of March 31, 2004, the average capitalization of the Index was approximately $3.6 billion.

The Dow Jones U.S. Consumer Cyclical Sector Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics. As of March 31, 2004, the average capitalization of the Index was approximately $5.8 billion.

The Dow Jones U.S. Consumer Non-Cyclical Sector Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products. As of March 31, 2004, the average capitalization of the Index was approximately $10.2 billion.

The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2004, the average capitalization of the Index was approximately $9.2 billion.

The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as

Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2004, the average capitalization of the Index was approximately $8.4 billion.

The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2004, the average capitalization of the Index was approximately $8.9 billion.

The Dow Jones U.S. Industrial Sector Index measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2004, the average capitalization of the Index was approximately $5.4 billion.

The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce - companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services - companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of March 31, 2004, the average capitalization of the Index was approximately $2.4 billion.

The Dow Jones U.S. Leisure Goods & Services Index measures the performance of the leisure goods and services industry of the U.S. equity market. Component companies include casinos, consumer electronics, entertainment, lodging, recreational products and services, restaurants, toys, and all items relevant to the field of leisure goods and services. As of March 31, 2004, the average capitalization of the Index was approximately $3.9 billion.

The Dow Jones U.S. Oil Drilling Equipment & Services Index measures the performance of the oil drilling equipment and services industry of the U.S. equity market. Component companies include suppliers of equipment and services for oil field or platform users. As of March 31, 2004, the average capitalization of the Index was approximately $3.7 billion.

The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research. As of March 31, 2004, the average capitalization of the Index was approximately $26.3 billion.

The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index with an average capitalization as of March 31, 2004 of approximately $5.9 billion.

The Philadelphia Stock Exchange Gold/Silver Sector Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals. As of March 31, 2004, the average capitalization of the Index was approximately $6.4 billion.

The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2004, the average capitalization of the Index was approximately $2.6 billion.

The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards. As of March 31, 2004, the average capitalization of the Index was approximately $6.6 billion.

The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2004, the average capitalization of the Index was approximately $7.2 billion.

The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2004, the average capitalization of the Index was approximately $17.6 billion.

The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2004, the average capitalization of the Index was approximately $4.8 billion.

The Dow Jones U.S. Wireless Communications Index measures the performance of the wireless communications industry of the U.S. equity market. Component companies include the providers of mobile telephone services, including cellular telephone systems, and paging and wireless services. As of March 31, 2004, the average capitalization of the Index was approximately $8.8 billion.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500”, “S&P 500/Barra Value Index”, “S&P 500/Barra Growth Index”, “S&P MidCap 400,” “Standard &Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard &Poor’s SmallCap 600,” “S&P MidCap 400/Barra Growth Index,” “S&P MidCap 400/BarraValue Index,” “S&P SmallCap 600/BarraGrowth Index,” and “S&P Small-Cap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial AverageTM,” “DJIA,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. (“NASDAQ”). The “Nikkei 225 Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Russell 2000® Index” is a trademark of the Frank Russell Company. “Philadelphia Stock Exchange®”, “PHLX®”, “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

Dow Jones does not:

•	Sponsor, endorse, sell or promote ProFund VP UltraDow 30 or Sector ProFunds VP (together, the “ProFunds VP”).

•	Recommend that any person invest in the ProFunds VP or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

•	Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

•	Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

•	The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

P R O F U N D S  M A N A G E M E N T

“The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust’s officers are responsible for the day-to-day operations of the ProFunds VP.”

P R O F U N D S  M A N A G E M E N T

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the “Trust”), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust’s officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except ProFund VP UltraEurope and ProFund VP U.S. Government Plus, for which it is entitled to receive annual fees equal to 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2003, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)

Bull	0.75%
Small-Cap	0.75%
OTC	0.75%
Mid-Cap Value	0.67%
Mid-Cap Growth	0.72%
Small-Cap Value	0.67%
Small-Cap Growth	0.73%
Asia 30	0.75%
Europe 30	0.75%
Japan	0.75%
UltraBull	0.57%
UltraMid-Cap	0.66%
UltraSmall-Cap	0.73%
UltraOTC	0.73%
Bear	0.75%
Short Small-Cap	0.15%
Short OTC	0.75%
Banks	0.49%
Basic Materials	0.70%
Biotechnology	0.70%
Consumer Cyclical	0.43%
Consumer Non-Cyclical	0.46%
Energy	0.65%
Financial	0.67%
Healthcare	0.70%
Industrial	0.52%
Internet	0.72%
Pharmaceuticals	0.68%
Precious Metals	0.75%
Real Estate	0.71%
Semiconductor	0.69%
Technology	0.75%
Telecommunications	0.67%
Utilities	0.68%
U.S. Government Plus	0.49%
Rising Rates Opportunity	0.75%
Money Market	0.39%

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Chief Investment Officer of ProFund Advisors since 2003 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership (“BISYS”). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2003, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)

Bull	0.15%
Small-Cap	0.15%
OTC	0.15%
Mid-Cap Value	0.13%
Mid-Cap Growth	0.14%
Small-Cap Value	0.13%
Small-Cap Growth	0.15%
Asia 30	0.15%
Europe 30	0.15%
Japan	0.15%
UltraBull	0.11%
UltraMid-Cap	0.13%
UltraSmall-Cap	0.15%
UltraOTC	0.15%
Bear	0.15%
Short Small-Cap	0.03%
Short OTC	0.15%
Banks	0.10%
Basic Materials	0.14%
Biotechnology	0.14%
Consumer Cyclical	0.09%
Consumer Non-Cyclical	0.09%
Energy	0.13%
Financial	0.13%
Healthcare	0.14%
Industrial	0.10%
Internet	0.14%
Pharmaceuticals	0.14%
Precious Metals	0.15%
Real Estate	0.14%
Semiconductor	0.14%
Technology	0.15%

Telecommunications	0.13%
Utilities	0.14%
U.S. Government Plus	0.15%
Rising Rates Opportunity	0.15%
Money Market	0.08%

F I N A N C I A L  H I G H L I G H T S

The following tables are intended to help you understand the financial history of each ProFund VP for the past five-year years (or since inception, if shorter).

No information is presented for ProFund VP Mid-Cap, ProFund VP Large-Cap Value, ProFund VP Large Cap Growth, ProFund VP Bull Plus, ProFund VP UltraDow 30, ProFund VP UltraEurope, ProFund VP UltraBear, ProFund VP Airlines, ProFund VP Leisure Goods & Services, ProFund VP Oil Drilling Equipment & Services and ProFund VP Wireless Communications, as these ProFunds VP were not open for investment as of December 31, 2003. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP for which is readily available upon request.

PROFUNDS VP

ProFund VP UltraBull

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$14.51		$22.71		$30.00

Net investment income (loss)	(0.05	)(b)	(0.08	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	7.73		(8.12)		(7.20)

Total income (loss) from investment activities	7.68		(8.20)		(7.29)

Net Asset Value, End of Period	$22.19		$14.51		$22.71

Total Return	52.93%		(36.11)%		(24.30	)%(c)
Ratio to Average Net Assets:
Gross expenses (d)	2.07%		2.12%		1.94%
Net expenses (d)	1.84%		1.98%		1.94%
Net investment income (loss) (d)	(0.32)%		(0.46)%		(0.42)%
Supplemental Data:
Net assets, end of period (000’s)	$68,318		$42,288		$64,186
Portfolio turnover rate (e)	1,124%		1,249%		682	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS

ProFund VP UltraMid-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net Asset Value, Beginning of Period	$17.32		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	12.34		(12.59)

Total income (loss) from investment activities	12.14		(12.68)

Net Asset Value, End of Period	$29.46		$17.32

Total Return	70.09%		(42.27	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	2.08%		2.36%
Net expenses (d)	1.98%		1.98%
Net investment income (loss) (d)	(0.88)%		(0.72)%
Supplemental Data:
Net assets, end of period (000’s)	$38,653		$20,777
Portfolio turnover rate (e)	1,202%		2,654	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP UltraSmall-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period October 18, 1999(a) through December 31, 1999
Net Asset Value, Beginning of Period	$14.64		$25.51		$27.61		$35.99		$30.00

Net investment income (loss)	(0.14	)(b)	(0.16	)(b)	(0.17	)(b)	(0.04	)(b)	0.06	(b)
Net realized and unrealized gains (losses) on investments	14.70		(10.71)		(1.93)		(7.90)		5.93

Total income (loss) from investment activities	14.56		(10.87)		(2.10)		(7.94)		5.99

Distributions to Shareholders From:
Net investment income	—		—		—		(0.02)		—
Net realized gains on investments	—		—		—		(0.42)		—

Total distributions	—		—		—		(0.44)		—

Net Asset Value, End of Period	$29.20		$14.64		$25.51		$27.61		$35.99

Total Return	99.45%		(42.61)%		(7.61)%		(22.14)%		19.97	%(c)
Ratios to Average Net Assets:
Gross expenses (d)	2.00%		2.15%		2.11%		2.24%		2.53%
Net expenses (d)	1.98%		1.98%		2.11%		1.95%		1.70%
Net investment income (loss) (d)	(0.66)%		(0.78)%		(0.69)%		(0.12)%		1.75%
Supplemental Data:
Net assets, end of period (000’s)	$88,165		$30,561		$89,041		$33,388		$9,804
Portfolio turnover rate (e)	572%		1,511%		842%		1,971%		686	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP UltraOTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the year ended December 31, 2001		For the year ended December 31, 2000		For the period October 18, 1999 (a) through December 31, 1999
Net Asset Value, Beginning of Period	$1.50		$4.83		$15.44		$70.93		$30.00

Investment Activities:
Net investment income (loss)	(0.04	)(b)	(0.04	)(b)	(0.11	)(b)	(0.40	)(b)	(0.06)
Net realized and unrealized gains (losses) on investments	1.58		(3.29)		(10.50)		(51.29)		40.99

Total income (loss) from investment activities	1.54		(3.33)		(10.61)		(51.69)		40.93

Distributions to Shareholders From:
Net realized gains on investments	—		—		—		(3.80)		—

Net Asset Value, End of Period	$3.04		$1.50		$4.83		$15.44		$70.93

Total Return	102.67%		(68.94)%		(68.72)%		(73.37)%		136.43	%(c)
Ratios to Average Net Assets:
Gross expenses (d)	1.97%		2.08%		1.95%		1.65%		1.97%
Net expenses (d)	1.94%		1.98%		1.95%		1.65%		1.65%
Net investment income (loss) (d)	(1.59)%		(1.64)%		(1.60)%		(0.79)%		(0.77)%
Supplemental Data:
Net assets, end of period (000’s)	$114,077		$53,188		$102,131		$115,498		$67,898
Portfolio turnover rate (e)	768%		982%		465%		683%		101	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Bear

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001 (a) through December 31, 2001
Net Asset Value, Beginning of Period	$42.29		$35.07		$30.00

Investment Activities:
Net investment income (loss)	(0.36	)(b)	(0.23	)(b)	0.26	(b)
Net realized and unrealized gains (losses) on investments	(10.04)		7.53		4.81

Total income (loss) from investment activities	(10.40)		7.30		5.07

Distribution to Shareholders From:
Net investment income	—		(0.08)		—

Net Asset Value, End of Period	$31.89		$42.29		$35.07

Total Return	(24.59)%		20.82%		16.90	%(c)
Ratios to Average Net Assets:
Gross expenses (d)	1.98%		2.03%		1.89%
Net expenses (d)	1.98%		1.98%		1.89%
Net investment income (loss) (d)	(0.96)%		(0.57)%		0.77%
Supplemental Data:
Net assets, end of period (000’s)	$54,301		$77,938		$37,290
Portfolio turnover rate(e)	—		—		1,144	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Short Small-Cap

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period September 3, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$28.74		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.02	)(b)
Net realized and unrealized gains (losses) on investments	(9.72)		(1.24)

Total income (loss) from investment activities	(9.92)		(1.26)

Net Asset Value, End of Period	$18.82		$28.74

Total Return	(34.52)%		(4.20	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	2.71%		1.73%
Net expenses (d)	1.98%		1.73%
Net investment income (loss) (d)	(0.80)%		(0.23)%
Supplemental Data:
Net assets, end of period (000’s)	$125		$2,173
Portfolio turnover rate (e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Short OTC

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$33.37		$30.00

Investment Activities:
Net investment income (loss)	(0.24	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(12.21)		3.46	(c)

Total income (loss) from investment activities	(12.45)		3.37

Distributions to Shareholders From:
Net investment income	(0.21)		—

Net Asset Value, End of Period	$20.71		$33.37

Total Return	(37.31)%		11.23	%(d)
Ratios to Average Net Assets:
Gross expenses (e)	1.99%		1.96%
Net expenses (e)	1.98%		1.96%
Net investment income (loss) (e)	(0.93)%		(0.39)%
Supplemental Data:
Net assets, end of period (000’s)	$31,524		$14,030
Portfolio turnover rate (f)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Banks

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002 (a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.98	$30.00

Investment Activities:
Net investment income (loss)	0.38 (b)	0.19	(b)
Net realized and unrealized gains (losses) on investments	7.25	(4.21)

Total income (loss) from investment activities	7.63	(4.02)

Distributions to Shareholders From:
Net investment income	(0.50)	—

Net Asset Value, End of Period	$33.11	$25.98

Total Return	29.39%	(13.40	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	2.30%	2.11%
Net expenses (d)	1.98%	1.98%
Net investment income (loss) (d)	1.30%	1.06%
Supplemental Data:
Net assets, end of period (000’s)	$5,759	$5,782
Portfolio turnover rate (e)	1,457%	1,183	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Basic Materials

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.66	$30.00

Investment Activities:
Net investment income (loss)	0.22 (b)	0.23	(b)
Net realized and unrealized gains (losses) on investments	7.88	(4.57)

Total income (loss) from investment activities	8.10	(4.34)

Distributions to Shareholders From:
Net investment income	(0.02)	—

Net Asset Value, End of Period	$33.74	$25.66

Total Return	31.58%	(14.47	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.03%	2.21%
Net expenses(d)	1.97%	1.98%
Net investment income (loss)(d)	0.75%	1.25%
Supplemental Data:
Net assets, end of period (000’s)	$50,929	$3,851
Portfolio turnover rate(e)	1,009%	2,498	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Biotechnology

Financial Highlights

For a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001 (a) through December 31, 2001
Net Asset Value, Beginning of Period	$15.71		$25.44		$30.00

Investment Activities:
Net investment income (loss)	(0.37	)(b)	(0.35	)(b)	(0.48	)(b)
Net realized and unrealized gains (losses) on investments	6.62		(9.19)		(4.08)

Total income (loss) from investment activities	6.25		(9.54)		(4.56)

Distribution to Shareholders From:
Net realized gains on investments	—		(0.19)		—

Net Asset Value, End of Period	$21.96		$15.71		$25.44

Total Return	39.78%		(37.51)%		(15.20	)%(c)
Ratio to Average Net Assets:
Gross expenses (d)	2.04%		2.16%		2.03%
Net expenses (d)	1.98%		1.98%		2.03%
Net investment income (loss) (d)	(1.87)%		(1.91)%		(1.98)%
Supplemental Data:
Net assets, end of period (000’s)	$14,342		$14,246		$44,247
Portfolio turnover rate (e)	848%		1,049%		1,044	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Consumer Cyclical

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$21.98		$30.00

Investment Activities:
Net investment income (loss)	(0.30	)(b)	(0.17	)(b)
Net realized and unrealized gains (losses) on investments	6.19		(7.85)

Total income (loss) from investment activities	5.89		(8.02)

Net Asset Value, End of Period	$27.87		$21.98

Total Return	26.80%		(26.73	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	2.33%		2.65%
Net expenses (d)	1.96%		1.98%
Net investment income (loss) (d)	(1.19)%		(1.08)%
Supplemental Data:
Net assets, end of period (000’s)	$3,777		$3,439
Portfolio turnover rate (e)	2,100%		2,644	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Consumer Non-Cyclical

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.11	$30.00

Investment Activities:
Net investment income (loss)	0.04 (b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	4.59	(4.93)

Total income (loss) from investment activities	4.63	(4.89)

Distributions to Shareholders From:
Net investment income	(0.21)	—

Net Asset Value, End of Period	$29.53	$25.11

Total Return	18.46%	(16.30	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	2.33%	2.10%
Net expenses (d)	1.98%	1.98%
Net investment income (loss) (d)	0.13%	0.22%
Supplemental Data:
Net assets, end of period (000’s)	$2,406	$4,952
Portfolio turnover rate(e)	1,472%	1,057	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Energy

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.17		$27.93		$30.00

Investment Activities:
Net investment income (loss)	(0.01	)(b)	(0.05	)(b)	—	(b), (c)
Net realized and unrealized gains (losses) on investments	5.17		(4.71)		(2.07)

Total income (loss) from investment activities	5.16		(4.76)		(2.07)

Net Asset Value, End of Period	$28.33		$23.17		$27.93

Total Return	22.27%		(17.04)%		(6.90	)%(d)
Ratios to Average Net Assets:
Gross expenses (e)	2.09%		2.16%		2.05%
Net expenses (e)	1.98%		1.98%		2.05%
Net investment income (loss) (e)	(0.05)%		(0.18)%		(0.01)%
Supplemental Data:
Net assets, end of period (000’s)	$44,398		$19,283		$24,007
Portfolio turnover rate (f)	1,091%		1,632%		1,169	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Financial

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001 (a) through December 31, 2001
Net Asset Value, Beginning of Period	$23.85	$28.02	$30.00

Investment Activities:
Net investment income (loss)	0.11 (b)	0.06 (b)	0.04	(b)
Net realized and unrealized gains (losses) on investments	6.80	(4.23)	(2.02)

Total income (loss) from investment activities	6.91	(4.17)	(1.98)

Distribution to Shareholders From:
Net investment income	(0.04)	—	—

Net Asset Value, End of Period	$30.72	$23.85	$28.02

Total Return	28.99%	(14.88)%	(6.60	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	2.07%	2.14%	2.10%
Net expenses (d)	1.98%	1.98%	2.10%
Net investment income (loss) (d)	0.42%	0.22%	0.16%
Supplemental Data:
Net assets, end of period (000’s)	$21,024	$11,898	$20,089
Portfolio turnover rate (e)	726%	1,341%	1,330	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Healthcare

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$21.98		$28.43		$30.00

Investment Activities:
Net investment income (loss)	(0.15	)(b)	(0.13	)(b)	(0.30	)(b)
Net realized and unrealized gains (losses) on investments	3.98		(6.32)		(1.27)

Total income (loss) from investment activities	3.83		(6.45)		(1.57)

Net Asset Value, End of Period	$25.81		$21.98		$28.43

Total Return	17.42%		(22.69)%		(5.23	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	2.04%		2.14%		2.06%
Net expenses (d)	1.97%		1.98%		2.06%
Net investment income (loss) (d)	(0.63)%		(0.54)%		(1.10)%
Supplemental Data:
Net assets, end of period (000’s)	$25,286		$14,622		$33,227
Portfolio turnover rate (e)	877%		897%		1,032	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Industrial

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.05		$30.00

Investment Activities:
Net investment income (loss)	(0.01	)(b)	(0.01	)(b)
Net realized and unrealized gains (losses) on investments	6.84		(5.94)

Total income (loss) from investment activities	6.83		(5.95)

Net Asset Value, End of Period	$30.88		$24.05

Total Return	28.40%		(19.83	)%(c)
Ratios to Average Net Assets:
Gross expenses(d)	2.25%		2.65%
Net expenses(d)	1.98%		1.98%
Net investment income (loss)(d)	(0.05)%		(0.08)%
Supplemental Data:
Net assets, end of period (000’s)	$11,751		$1,134
Portfolio turnover rate (e)	1,997%		906	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Internet

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.99		$30.00

Investment Activities:
Net investment income (loss)	(0.75	)(b)	(0.35	)(b)
Net realized and unrealized gains (losses) on investments	21.02		(3.66	)(c)

Total income (loss) from investment activities	20.27		(4.01)

Distributions to Shareholders From:
Net realized gains on investments	(0.45)		—

Net Asset Value, End of Period	$45.81		$25.99

Total Return	77.99%		(13.37	)%(d)
Ratios to Average Net Assets:
Gross expenses(e)	2.01%		2.04%
Net expenses(e)	1.98%		1.98%
Net investment income (loss)(e)	(1.97)%		(1.97)%
Supplemental Data:
Net assets, end of period (000’s)	$14,882		$28,880
Portfolio turnover rate (f)	803%		505	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Pharmaceuticals

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net Asset Value, Beginning of Period	$25.96		$30.00

Investment Activities:
Net investment income (loss)	(0.09	)(b)	—	(b),(c)
Net realized and unrealized gains (losses) on investments	1.51	(d)	(4.04)

Total income (loss) from investment activities	1.42		(4.04)

Distributions to Shareholders From:
Net realized gains on investments	(1.45)		—

Net Asset Value, End of Period	$25.93		$25.96

Total Return	5.60%		(13.47	)%(e)
Ratios to Average Net Assets:
Gross expenses (f)	2.06%		2.12%
Net expenses (f)	1.98%		1.98%
Net investment income (loss) (f)	(0.33)%		(0.02)%
Supplemental Data:
Net assets, end of period (000’s)	$11,851		$3,414
Portfolio turnover rate (g)	2,569%		1,709	%(e)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.005.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Precious Metals

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net Asset Value, Beginning of Period	$29.44		$30.00

Investment Activities:
Net investment income (loss)	(0.31	)(b)	(0.07	)(b)
Net realized and unrealized gains (losses) on investments	11.86		(0.49)

Total income (loss) from investment activities	11.55		(0.56)

Net Asset Value, End of Period	$40.99		$29.44

Total Return	39.23%		(1.87	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	1.98%		1.98%
Net expenses (d)	1.97%		1.98%
Net investment income (loss) (d)	(0.94)%		(0.40)%
Supplemental Data:
Net assets, end of period (000’s)	$76,218		$55,639
Portfolio turnover rate (e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Real Estate

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$31.16	$32.72	$30.00

Investment Activities:
Net investment income (loss)	1.09 (b)	1.38 (b)	1.53	(b)
Net realized and unrealized gains (losses) on investments	9.14	(1.34)	1.19

Total income (loss) from investment activities	10.23	0.04	2.72

Distributions to Shareholders From:
Net investment income	(0.50)	(1.37)	—
Return of capital	—	(0.23)	—

Total distributions	(0.50)	(1.60)	—

Net Asset Value, End of Period	$40.89	$31.16	$32.72

Total Return	33.15%	0.02%	9.07	%(c)
Ratios to Average Net Assets:
Gross expenses (d)	2.02%	2.13%	1.99%
Net expenses (d)	1.98%	1.98%	1.99%
Net investment income (loss) (d)	3.08%	4.09%	5.01%
Supplemental Data:
Net assets, end of period (000’s)	$39,613	$20,920	$39,414
Portfolio turnover rate (e)	1,113%	1,163%	753	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Semiconductor

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net Asset Value, Beginning of Period	$15.58		$30.00

Investment Activities:
Net investment income (loss)	(0.41	)(b)	(0.24	)(b)
Net realized and unrealized gains (losses) on investments	14.17		(14.18)

Total income (loss) from investment activities	13.76		(14.42)

Net Asset Value, End of Period	$29.34		$15.58

Total Return	88.32%		(48.07	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	2.05%		2.33%
Net expenses (d)	1.98%		1.98%
Net investment income (loss) (d)	(1.72)%		(1.89)%
Supplemental Data:
Net assets, end of period (000’s)	$18,332		$3,790
Portfolio turnover rate (e)	1,364%		886	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Technology

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$10.66		$17.97		$30.00

Investment Activities:
Net investment income (loss)	(0.20	)(b)	(0.24	)(b)	(0.34	)(b)
Net realized and unrealized gains (losses) on investments	5.10		(7.07)		(11.69)

Total income (loss) from investment activities	4.90		(7.31)		(12.03)

Net Asset Value, End of Period	$15.56		$10.66		$17.97

Total Return	45.97%		(40.68)%		(40.10	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	1.93%		2.27%		2.10%
Net expenses (d)	1.93%		1.98%		2.10%
Net investment income (loss) (d)	(1.47)%		(1.77)%		(1.91)%
Supplemental Data:
Net assets, end of period (000’s)	$30,631		$15,271		$15,410
Portfolio turnover rate (e)	702%		1,208%		2,548	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Telecommunications

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002		For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$13.41	$21.57		$30.00

Investment Activities:
Net investment income (loss)	0.31 (b)	(0.10	)(b)	(0.28	)(b)
Net realized and unrealized gains (losses) on investments	0.02 (c)	(8.06)		(8.15)

Total income (loss) from investment activities	0.33	(8.16)		(8.43)

Net Asset Value, End of Period	$13.74	$13.41		$21.57

Total Return	2.46%	(37.83)%		(28.10	)%(d)
Ratios to Average Net Assets:
Gross expenses (e)	2.06%	2.19%		2.17%
Net expenses (e)	1.97%	1.98%		2.17%
Net investment income (loss) (e)	2.40%	(0.72)%		(1.27)%
Supplemental Data:
Net assets, end of period (000’s)	$7,488	$16,796		$4,150
Portfolio turnover rate (f)	1,508%	1,290%		2,830	%(d)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Utilities

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period January 22, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$18.78	$24.69	$30.00

Investment Activities:
Net investment income (loss)	0.40 (b)	0.51 (b)	0.39	(b)
Net realized and unrealized gains (losses) on investments	3.61	(6.42)	(5.70)

Total income (loss) from investment activities	4.01	(5.91)	(5.31)

Distribution to Shareholders From:
Net investment income	(0.41)	—	—

Net Asset Value, End of Period	$22.38	$18.78	$24.69

Total Return	21.37%	(23.94)%	(17.70	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	2.06%	2.17%	2.05%
Net expenses (d)	1.98%	1.98%	2.05%
Net investment income (loss) (d)	1.98%	2.31%	1.44%
Supplemental Data:
Net assets, end of period (000’s)	$22,653	$26,026	$13,420
Portfolio turnover rate (e)	1,134%	1,461%	1,008	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP U.S. Government Plus

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$34.12	$30.00

Investment Activities:
Net investment income (loss)	0.06 (b)	0.12	(b)
Net realized and unrealized gains (losses) on investments	(0.90)	4.89

Total income (loss) from investment activities	(0.84)	5.01

Distributions to Shareholders From:
Net investment income	(0.06)	(0.89)
Net realized gains on investments	(3.23)	—
Return of capital	(1.33)	—

Total distributions	(4.62)	(0.89)

Net Asset Value, End of Period	$28.66	$34.12

Total Return	(2.55)%	16.90	%(c)
Ratios to Average Net Assets:
Gross expenses (d)	1.74%	1.71%
Net expenses (d)	1.73%	1.71%
Net investment income (loss) (d)	0.18%	0.56%
Supplemental Data:
Net assets, end of period (000’s)	$36,776	$124,928
Portfolio turnover rate(e)	526%	269	%(c)

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Rising Rates Opportunity

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003		For the period May 1, 2002 (a) through December 31, 2002
Net Asset Value, Beginning of Period	$24.32		$30.00

Investment Activities:
Net investment income (loss)	(0.23	)(b)	(0.09	)(b)
Net realized and unrealized gains (losses) on investments	(0.77)		(5.59)

Total income (loss) from investment activities	(1.00)		(5.68)

Net Asset Value, End of Period	$23.32		$24.32

Total Return	(4.11)%		(18.93	)%(c)
Ratios to Average Net Assets:
Gross expenses (d)	1.91%		2.13%
Net expenses (d)	1.91%		1.98%
Net investment income (loss) (d)	(0.94)%		(0.49)%
Supplemental Data:
Net assets, end of period (000’s)	$74,272		$7,168
Portfolio turnover rate(e)	—		—

(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) having a maturity of less than one year.

PROFUNDS VP

ProFund VP Money Market

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period October 29, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000

Investment Activities:
Net investment income (loss)	0.001	0.002	0.001

Distributions to Shareholders From:
Net investment income	(0.001)	(0.002)	(0.001)

Net Asset Value, End of Period	$1.000	$1.000	$1.000

Total Return	0.12%	0.21%	0.08	%(b)
Ratios to Average Net Assets:
Gross expenses (c)	1.43%	1.51%	1.60%
Net expenses (c)	0.93%	1.32%	1.60%
Net investment income (loss) (c)	0.12%	0.22%	0.27%
Supplemental Data:
Net assets, end of period (000’s)	$45,786	$69,179	$60,980

(a)	Commencement of operations
(b)	Not annualized for periods less than a year.
(c)	Annualized for periods less than a year.

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semiannual reports, or if you have questions about investing in ProFunds VP, write us at:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

or call our toll-free numbers:

(888) PRO-FNDS (888) 776-3637 For Individual Investors Only

(888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices

Bethesda, MD

[LOGO]

PROFUNDS

INNOVATIONS IN INDEXING®

Investment Company Act File No. 811-08239

PROVP0504

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the “Classic ProFunds,” “Ultra ProFunds,” “Inverse ProFunds,” “UltraSector ProFunds,” “Bond Benchmarked ProFunds” and the Money Market ProFund, as follows (each, a “ProFund”, and collectively, the “ProFunds”):

CLASSIC PROFUNDS	ULTRASECTOR PROFUNDS
Bull	Banks
Mid-Cap	Basic Materials
Small-Cap	Biotechnology
OTC	Consumer Cyclical
Large-Cap Value	Consumer Non-Cyclical
Large-Cap Growth	Energy
Mid-Cap Value	Financial
Mid-Cap Growth	Healthcare
Small-Cap Value	Industrial
Small-Cap Growth	Internet
Europe 30	Leisure Goods & Services
Oil Drilling Equipment & Services
ULTRA PROFUNDS	Pharmaceuticals
UltraBull	Precious Metals
UltraMid-Cap	Real Estate
UltraSmall-Cap	Semiconductor
UltraDow 30	Technology
UltraOTC	Telecommunications
UltraJapan	Utilities
Wireless Communications
INVERSE PROFUNDS
Bear	BOND BENCHMARKED PROFUNDS
Short Small-Cap	U.S. Government Plus
Short OTC	Rising Rates Opportunity®
UltraBear
UltraShort Mid-Cap	MONEY MARKET PROFUND
UltraShort Small-Cap
UltraShort OTC

Each ProFund offers two classes of shares: Investor Class Shares and Service Class Shares. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each non-money market ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds may be created from time to time.

Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. Unlike other ProFunds, Money Market ProFund currently seeks to achieve its investment objective by investing all of its assets in the Scudder Cash

1

Management Portfolio (the “Portfolio”), a separate investment company with an identical investment objective. The performance of Money Market ProFund will correspond directly to the investment performance of the Portfolio, less additional fees and expenses.

The ProFunds involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. None of the ProFunds alone constitutes a balanced investment plan. The non-money market ProFunds are not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the ProFunds’ investment objectives will be achieved.

This SAI is not a prospectus. It should be read in conjunction with ProFunds’ Prospectus, dated May 1, 2004, which incorporates this SAI by reference. The financial statements and related report of the independent auditors included in the ProFunds’ annual report for the fiscal year ended December 31, 2003, are incorporated by reference into this SAI. A copy of the Prospectus or Annual Report is available, without charge, upon request to the address above or by telephone at the numbers above.

The date of this SAI is May 1, 2004.

2

STATEMENT OF ADDITIONAL INFORMATION

3

PROFUNDS

ProFunds (the “Trust”) is an open-end management investment company that currently comprises multiple separate series. Forty-seven series are discussed herein and other series may be added in the future. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Shares of any ProFund may be exchanged, without any charge, for shares of any other ProFund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the ProFund, certain minimum investment levels are maintained (see “Shareholders Services — Exchanging ProFund Shares” in the Prospectus).

GENERAL

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. In addition, set forth below is further information relating to the ProFunds. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to the non-money market ProFunds by ProFund Advisors LLC, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 (the “Advisor”). Money Market ProFund currently invests all of its investable assets in the Portfolio, which has as its investment adviser Deutsche Asset Management, Inc. (“DeAM”), headquartered at 280 Park Avenue, New York, New York 10017.

The investment restrictions of the ProFunds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Trustees of the ProFunds without the approval of shareholders.

It is the policy of the non-money market ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment strategies of the ProFunds discussed below, and as discussed in the Prospectus, may be used by a ProFund if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund. A ProFund is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund will result in the achievement of the ProFund’s objectives. Also, there can be no assurance that any ProFund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the ProFund at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and falling markets for the Inverse ProFunds and the Rising Rates Opportunity ProFund. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and rising markets for the Inverse ProFunds and the Rising Rates Opportunity ProFund.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

A non-money market ProFund may consider changing its benchmark if, for example, the current benchmark becomes unavailable; the Board of Trustees believes that the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund will achieve its objective.

4

Certain ProFunds have non-fundamental investment policies obligating such a ProFund to commit, under normal market conditions, at least 80% of its assets to investments that, in combination, have economic characteristics similar to the type of investments suggested by its name. For purposes of such an investment policy, “assets” includes the ProFund’s net assets, as well as any amounts borrowed for investment purposes. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund’s net assets that are segregated on the ProFund’s books and records or being used for collateral, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Trust’s Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in such an investment policy.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the ProFunds’ respective benchmarks. Rather, the Advisor primarily uses mathematical analysis to determine the investments a non-money market ProFund makes and techniques it employs. While the Advisor attempts to maximize correlation to each non-money market ProFund’s benchmark, certain factors will tend to cause a ProFund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

Additional information concerning the characteristics of the investments of the ProFunds is set forth below.

EQUITY SECURITIES

The ProFunds (other than U.S. Government Plus, Rising Rates Opportunity ProFund and Money Market ProFund) may invest in equity securities. The market price of securities owned by a ProFund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds are particularly sensitive to these market risks.

FOREIGN INVESTMENT RISK

Each ProFund (other than U.S. Government Plus, Rising Rates Opportunity ProFund and Money Market ProFund) may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Special U.S. tax considerations may apply to a ProFund’s investment in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further,

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the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds’ receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the ProFunds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In this event, the ProFunds could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the ProFunds’ shareholders.

Each non-money market ProFund also may invest in Depositary Receipts (see below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges.

The Europe 30 ProFund and UltraJapan ProFund are subject to the general risks associated with foreign investment. Because each of these ProFunds focuses its investments in a particular geographical region or country, it may experience the general risks discussed above to a heightened degree or may be exposed to risks specific to the region or country in which it invests, as described below.

Exposure to European Companies

The Europe 30 ProFund focuses its investments in securities providing economic exposure to companies located or operating in Europe. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain European countries would not also be expropriated, nationalized or otherwise confiscated.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the

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repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

Issuers of securities in some European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

Exposure to Japanese Companies

The UltraJapan ProFund invests a large portion of its assets in securities providing economic exposure to companies located or operating in Japan. Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan’s economic problems. Japan’s currency, the “yen,” has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities or instruments giving economic exposure to such instruments. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Foreign trade overseas is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

DEPOSITARY RECEIPTS

Each non-money market ProFund may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

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The non-money market ProFunds may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DR’s may be more volatile than if such instruments were sponsored by the issuer.

Types of DR’s include American Depositary Receipts (ADR’s), Global Depositary Receipts and New York Shares. ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each non-money market ProFund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

CURRENCY RISK

The ProFunds (other than U.S. Government Plus, Rising Rates Opportunity ProFund and Money Market ProFund) and in particular, Europe 30 ProFund, UltraJapan ProFund, Pharmaceuticals UltraSector ProFund and Precious Metals UltraSector ProFund, may invest in securities that trade in, or receive revenues in, foreign currencies. To the extent that a ProFund does so, that ProFund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund assets which are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. The U.S. traded Nikkei futures and options contracts utilized by UltraJapan ProFund are not sensitive to changes in the dollar/yen exchange rate.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund, other than U.S. Government Plus ProFund and Rising Rates Opportunity ProFund, may invest in real estate investment trusts (“REITS”). Equity REITS invest primarily in real property while mortgage REITS make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITS are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

The non-money market ProFunds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered.

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The ProFunds generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. The ProFunds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund purchases or sells a futures contract, or sells an option thereon, the ProFund “covers” its position. To cover its position, a ProFund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The non-money market ProFunds may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”) and is therefore not subject to CPO registration and regulation under the CEA.

A ProFund may “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will earmark, segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently, inverse to the futures contract. A ProFund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund will earmark, segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently with a long position in the futures contract. A ProFund may cover long or short positions in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the

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underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments, the prices of which are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the ProFunds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

The non-money market ProFunds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund either (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The non-money market ProFunds may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the ProFund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

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Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the AMEX, and other exchanges (“Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

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OPTIONS ON SECURITIES

The non-money market ProFunds may buy and write (sell) options on securities for the purpose of realizing their respective investment objective. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund that writes an option wishes to terminate the ProFund’s obligation, the ProFund may effect a “closing purchase transaction.” The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option which the ProFund has written lapses unexercised, because the ProFund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may

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interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

The non-money market ProFunds may engage in short sales. To complete such a transaction, a ProFund must borrow the security to make delivery to the buyer. The ProFund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a ProFund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund also will incur transaction costs in effecting short sales.

A ProFund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund replaces the borrowed security. A ProFund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund may be required to pay, if any, in connection with a short sale.

The ProFunds may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund is borrowed and sold short. Whenever a ProFund engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

SWAP AGREEMENTS

The non-money market ProFunds may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the ProFunds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the non-money market ProFunds and their Advisor

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believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund’s borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for purposes of the ProFunds’ illiquid investment limitations. A ProFund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each non-money market ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during its term. The timing and character of any income, gain or loss recognized by a ProFund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFunds’ transactions in swap agreements.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

U.S. GOVERNMENT SECURITIES

Each non-money market ProFund and the Portfolio also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these ProFunds employ, or for liquidity purposes. The U.S. Government Plus ProFund may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The Rising Rates Opportunity ProFund may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to,

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obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund’s portfolio investments in these securities.

REPURCHASE AGREEMENTS

The ProFunds also may enter into repurchase agreements with financial institutions in pursuit of their investment objectives, as “cover” for the investment techniques the ProFunds employ, or for liquidity purposes. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with the non-money market ProFunds will be monitored by the Advisor and, in the case of Money Market ProFund, DeAM In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund, amounts to more than 15% (10% with respect to Money Market ProFund) of the ProFund’s total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor and, in the case of Money Market ProFund, DeAM, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The non-money market ProFunds and the Portfolio may use reverse repurchase agreements as part of each ProFund’s investment strategy. Reverse repurchase agreements involve sales by a ProFund/Portfolio of portfolio

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assets concurrently with an agreement by the ProFund/Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund/Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund/Portfolio will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund/Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund/Portfolio intends to use the reverse repurchase technique only when it will be to the ProFund/Portfolio’s advantage to do so and the Money Market ProFund will not invest more than 5% of its total assets in reverse repurchase agreements. The ProFund/Portfolio will segregate with their custodian bank cash or liquid instruments equal in value to the ProFund/Portfolio’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each ProFund may invest all or part of the ProFund’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

The ProFunds (other than the Portfolio, except to the degree the Portfolio may borrow for temporary or emergency purposes) may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund will fluctuate more when the ProFund is leveraging its investments than would otherwise be the case. Inverse ProFunds will do the opposite. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, a ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund’s assets should fail to meet this 300% coverage test, the ProFund, within three days (not including weekends and holidays), will reduce the amount of the ProFund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each of the non-money market ProFunds may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, a ProFund and the Portfolio may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund/Portfolio and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund/Portfolio any income accruing thereon, and the ProFund/Portfolio may

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invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund/Portfolio will not lend more than 33 1/3% of the value of the ProFund’s total assets, except that the Portfolio will not lend more than 20% of the value of its total assets. Loans would be subject to termination by the lending ProFund/Portfolio on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund/Portfolio and that ProFund’s/Portfolio’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund/Portfolio may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. With respect to the Portfolio, cash collateral may be invested in a money market fund managed by DeAM (or its affiliate) and DeAM may serve as the Portfolio’s lending agent and may share in revenue received from securities lending transactions as compensation for this service.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each non-money market ProFund (and to the extent allowable by its investment policies, the Money Market ProFund), from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund’s net asset value. A ProFund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market ProFund) of the ProFund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event. Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will identify, as part of a segregated account, cash or liquid securities in an amount at least equal to the when-issued or delayed-delivery commitment.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund’s purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a ProFund’s net asset value or income will be adversely affected by the ProFund’s purchase of securities on a when-issued or delayed delivery basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each non-money market ProFund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund/Portfolio invests in, and, thus, is a shareholder of, another investment company, the ProFund’s/Portfolio’s shareholders will indirectly bear the ProFund’s/Portfolio’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund/Portfolio to the ProFund’s/Portfolio’s own investment adviser and the other expenses that the ProFund/Portfolio bears directly in connection with the ProFund’s/Portfolio’s own operations.

In accordance with applicable law, the Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission. As a shareholder of another money market fund, the Portfolio would bear, along with other shareholders, its prorata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

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ILLIQUID SECURITIES

Each ProFund and the Portfolio may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% (10% with respect to the Portfolio) of the ProFund’s/Portfolio’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the “Commission” or “SEC”), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund/Portfolio may not be able to sell illiquid securities when the Advisor or DeAM considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

At the time of investment, the Portfolio’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the Portfolio’s net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of ProFunds has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund to the Advisor or, in the case of the Portfolio, to DeAM It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund’s liquidity.

PORTFOLIO QUALITY AND MATURITY

(MONEY MARKET PROFUND AND THE PORTFOLIO)

The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in U.S. dollars. DeAM, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. DeAM will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in lower yield than investments with a lower quality or longer term.

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OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS

(MONEY MARKET PROFUND AND THE PORTFOLIO)

The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by DeAM to be of comparable quality. Bank obligations in which the Portfolio invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of the Portfolio’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If DeAM deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. The Portfolio may invest more than 25% of its assets in the foreign and domestic bank obligations described above. The Portfolio’s concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in the Appendix.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS

AND ASSET-BACKED SECURITIES (MONEY MARKET PROFUND AND THE PORTFOLIO)

COMMERCIAL PAPER. The Portfolio may invest in fixed rate or variable rate commercial paper issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or if not rated, must be believed by DeAM to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy DeAM, acting under the supervision of the Board of Trustees of the Portfolio, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

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OTHER DEBT OBLIGATIONS. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolio’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by DeAM to be of comparable quality.

CREDIT ENHANCEMENT. Certain of the Portfolio’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Money Market ProFund’s share price. The Portfolio may have more than 25% of its total assets invested in securities issued by or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of Trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which the Portfolio may invest are limited to those which satisfy the requirements contained in Rule 2a-7.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is

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slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

The nature of the ProFunds will cause the ProFunds to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds. In addition, a ProFund’s portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. Because each ProFund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption, and exchange activity of the ProFund’s investors, it is difficult to estimate what the ProFund’s actual portfolio turnover rate will be in the future. ProFunds expects, however, that the portfolio turnover experienced by the ProFunds will be substantial. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the non-money market ProFunds invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds present certain risks, some of which are further described below.

CORRELATION AND TRACKING. Several factors may affect the ability of the ProFunds to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund; (2) less than all of the securities in the index underlying a ProFund’s benchmark being held by a ProFund and/or securities not included in the index being held by a ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Ultra ProFunds, UltraBear ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort OTC ProFund, UltraSector ProFunds and the Bond Benchmarked ProFunds employ leverage as a principal investment strategy and all of the ProFunds may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage

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exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFunds’ shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund’s total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds not been leveraged.

NON-DIVERSIFIED STATUS. Each non-money market ProFund is a “non-diversified” series. A non-money market ProFund is considered “non-diversified” because a relatively high percentage of the ProFund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Money Market ProFund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling beneficial interests to the Money Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Money Market ProFund or subject to comparable variations in sales loads and other operating expenses. Therefore, investors in Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from DeAM at 1-800-730-1313.

The ProFunds’ Board of Trustees believes that Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure, and that the aggregate expenses of Money Market ProFund are no higher than if Money Market ProFund invested directly in the securities held by the Portfolio.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Commission, whenever Money Market ProFund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Money Market ProFund and will cast all of its votes in the same proportion as the votes of Money Market ProFund’s shareholders. Money Market ProFund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as Money Market ProFund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objective, policies or restrictions may require the Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, Money

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Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

Potential Future Change to the Master-Feeder Fund Structure

At a meeting held on April 25, 2001, shareholders of Money Market ProFund approved an investment advisory agreement under which the Advisor may serve as investment advisor to Money Market ProFund. Under the agreement, the Advisor is authorized to manage the assets of Money Market ProFund directly, at which point Money Market ProFund would no longer operate as a feeder fund investing its assets in the Portfolio. However, Money Market ProFund’s investment objective would not change, and the Advisor anticipates investing Money Market ProFund’s assets in the same types of high-quality, short-term, dollar-denominated money market securities in which the Portfolio may invest. In addition, it is anticipated that Money Market ProFund generally would be subject to the same types of risks to which it currently is subject as a feeder fund investing its assets in the Portfolio. It is not anticipated that Money Market ProFund’s total operating expenses would exceed its current operating expenses as a feeder fund investing in the Portfolio.

INVESTMENT RESTRICTIONS

Each ProFund and the Portfolio have adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a “majority” of the outstanding shares of the ProFund or the Portfolio, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A non-money market ProFund may not:

1.	Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities). This investment restriction is not applicable to the UltraSector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, Short OTC ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund and Rising Rates Opportunity ProFund. Each of the foregoing ProFunds may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

2.	Make investments for the purpose of exercising control or management. This investment restriction is not applicable to the UltraSector ProFunds.

3.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including, for the UltraSector ProFunds, REITS.

4.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

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5.	Issue senior securities to the extent such issuance would violate applicable law.

6.	Borrow money, except that the ProFund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund’s investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

8.	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

For purposes of the ProFunds’ (other than the UltraSector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, Short OTC ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund and Rising Rates Opportunity ProFund) policy not to concentrate its assets in issuers in any particular industry, ProFunds use the industry sub-group classifications provided by Bloomberg, L.P. Each UltraSector ProFund, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, Short OTC ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund and Rising Rates Opportunity ProFund may concentrate its investment in the securities of companies engaged in a single industry in accordance with its investment objective and policies as disclosed in the ProFunds’ Prospectus and Statement of Additional Information.

The following fundamental investment restrictions and non-fundamental investment operating policies have been adopted by the Trust, with respect to Money Market ProFund, and by the Portfolio. Unless an investment instrument or technique is described in the prospectus or elsewhere herein, Money Market ProFund and the Portfolio may not invest in that investment instrument or engage in that investment technique.

The investment restrictions below have been adopted by the Trust with respect to Money Market ProFund and by the Portfolio as fundamental policies (as defined above). Whenever Money Market ProFund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the Money Market ProFund’s shareholders and will cast its votes as instructed by the shareholders. Money Market ProFund’s shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing ProFund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Money Market ProFund shareholders who do, in fact, vote.

Under investment policies adopted by Money Market ProFund, and by the Portfolio, each of Money Market ProFund and Portfolio may not:

1.	Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the market value of the ProFund’s or the Portfolio’s total assets (including the amount borrowed), as the case may be, calculated in each case at market value.

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2.	Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

3.	Invest more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, in any one issuer (other than U.S. government obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

4.	Invest more than 25% of the total assets of the ProFund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that: (i) this limitation shall not apply to the purchase of U.S. government obligations; (ii) under normal market conditions more than 25% of the total assets of the Money Market ProFund and the Portfolio will be invested in obligations of U.S. and foreign banks, however, that nothing in this investment restriction shall prevent a Trust from investing all or part of a ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

5.	Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

6.	Underwrite the securities issued by others (except to the extent the ProFund or Portfolio may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities (to the extent these securities are illiquid, they will be subject to the ProFund’s or Portfolio’s 10% limitation in illiquid securities), provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

7.	Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the ProFund or the Portfolio from investing in obligations secured by real estate or interests therein.

8.	Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and, with respect to the ProFund and the Portfolio, the lending of portfolio securities.

9.	Invest more than an aggregate of 10% of the net assets of the ProFund or the Portfolio’s, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other “illiquid” securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFund’s assets in an open-end management investment company with substantially the same investment objective as the ProFund.

10.	Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

11.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFunds’ assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

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12.	Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a reverse repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

13.	Purchase or retain the securities of any issuer if any of the officers or trustees of the ProFund or the Portfolio or DeAM owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

14.	Invest in warrants, except that the ProFund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the ProFund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the ProFund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the ProFund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies, the Portfolio (or, as applicable, the Trust, on behalf of the Money Market ProFund) will not as a matter of operating policy (except that no operating policy shall prevent the ProFund from investing all of its assets in an open-end investment company with substantially the same investment objective):

1.	borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio’s (ProFund’s) total assets (taken at market), except that the Portfolio (ProFund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

2.	pledge, mortgage or hypothecate for any purpose in excess of 5% of the Portfolio’s (ProFund’s) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

3.	purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

4.	sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

5.	invest for the purpose of exercising control or management;

6.	make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio’s (ProFund’s) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (ProFund) has no current intention to engage in short selling).

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There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction 1. above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in market value of an investment, in net or total assets, or in the change of securities rating of the investment, of any other later change.

The Money Market ProFund will comply with the state securities laws and regulations of all states in which they are registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Money Market ProFund, or any other registered investment company investing in the Portfolio, is registered.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund’s principal trading market(s) is closed, the value of a ProFund’s shares may be affected on days when investors do not have access to the ProFund to purchase or redeem shares.

The net asset value per share of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The net asset value per share of each class of a ProFund is calculated by dividing the market value of the ProFund’s assets attributed to a specific class (in the case of Money Market ProFund, the value of its investment in the Portfolio), less all liabilities attributed to the specific class, by the number of outstanding shares of the class. Money Market ProFund’s net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

The securities in the portfolio of a non-money market ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ/NMS, are valued at the closing price, if available, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a ProFund is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund will be valued at the last bid quote (if purchased by a ProFund) or the last asked quote (if sold by a ProFund) prior that time at which a ProFund calculates net asset value. Alternatively if there was no sale on that day, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been

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materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

The Portfolio will use the amortized cost method in valuing its portfolio securities. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Money Market ProFund’s net asset value. The Board of Trustees of the Portfolio will monitor the valuation of assets of this method and will make such changes as it deems necessary to assure that the assets of the Portfolio are valued fairly in good faith.

The valuation of the Portfolio’s securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The Portfolio’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 adopted by the Commission. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees of the Portfolio also has established procedures designed to allow investors in the Portfolio, such as the Money Market ProFund, to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio’s holdings by the Portfolio’s Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of the Portfolio’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio’s Board of Trustees. In the event the Portfolio’s Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio’s Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio’s assets by using available market quotations.

Each investor in the Portfolio, including the Money Market ProFund, may add to or reduce his or her investment in the Portfolio on each day the Portfolio determines its Net Asset Value. At the close of each such business day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the Net Asset Value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be affected as of the close of business on that day, will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate Net Asset Value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as of the close of the following business day.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

NON-MONEY MARKET PROFUNDS

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds may execute brokerage or other transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds and the other client accounts.

The policy of each ProFund regarding purchases and sales of securities for a ProFund’s portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement a ProFund’s policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

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Subject to the requirements of best execution, the Advisor may consider sales of Trust shares as a factor in the selection of broker-dealers to execute portfolio transactions.

The Trust is required to identify securities of its “regular brokers or dealers” held by a ProFund at the end of its most recently completed fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amount of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. During the fiscal year ended December 31, 2003, the following ProFunds held securities of regular brokers or dealers to the Trust:

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund during the fiscal year ended December 31, 2003	Name of Broker or Dealer
Bull ProFund	$185,803	Merrill Lynch & Co., Inc.
	282,365	Prudential Financial, Inc.
Large-Cap Value ProFund	118,378	Lehman Brothers, Inc.
	333,953	Merrill Lynch & Co., Inc.
	137,214	Prudential Financial, Inc.
UltraBull ProFund	268,382	Merrill Lynch & Co., Inc.
	264,989	Prudential Financial, Inc.
Financial UltraSector ProFund	104,749	Merrill Lynch & Co., Inc.
	47,618	Prudential Financial, Inc.

MONEY MARKET PROFUND AND THE PORTFOLIO

Decisions to buy and sell securities and other financial instruments for Money Market ProFund and the Portfolio are made by DeAM, which also is responsible for placing these transactions, subject to the overall review of the Portfolio’s Board of Trustees. Although investment requirements for the Portfolio are reviewed independently from those of the other accounts managed by DeAM, investments of the type the Portfolio may make may also be made by these other accounts. When the Portfolio and one or more other accounts managed by DeAM are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by DeAM to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

Purchases and sales of securities on behalf of the Portfolio usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government obligations are generally purchased from underwriters or dealers, although certain newly issued U.S. government obligations may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

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OTC purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and principal transactions are not entered into with persons affiliated with the Portfolio except pursuant to exemptive rules or orders adopted by the Commission. Under rules adopted by the Commission, broker-dealers may not execute transactions on the floor of any national securities exchange for the accounts of affiliated persons, but may effect transactions by transmitting orders for execution.

In selecting brokers or dealers to execute portfolio transactions on behalf of the Portfolio, DeAM seeks the best overall terms available. In assessing the best overall terms available for any transaction, DeAM will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, DeAM is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available to consider the brokerage, but not research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio involved, the other Portfolios and/or other accounts over which DeAM or its affiliates exercise investment discretion. DeAM’s fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage services.

For the fiscal years ended December 31, 2001, 2002 and 2003, each non-money market ProFund paid brokerage commissions in the following amounts:

BROKERAGE COMMISSIONS

FYE 12/31

	2001	2002	2003
Bull ProFund	$559,672	$722,189	$201,425
Mid-Cap ProFund	22,169	266,292	70,209
Small-Cap ProFund	25,369	119,124	135,138
OTC ProFund	6,152	6,317	30,226
Large-Cap Value ProFund	N/A	209,290	289,163
Large-Cap Growth ProFund	N/A	46,268	86,949
Mid-Cap Value ProFund	98,542	405,760	279,863
Mid-Cap Growth ProFund	38,006	142,601	121,719
Small-Cap Value ProFund	169,100	695,309	409,173
Small-Cap Growth ProFund	19,075	214,641	216,110
Europe 30 ProFund	350,359	76,359	102,819
UltraBull ProFund	898,177	992,483	258,926
UltraMid-Cap ProFund	701,169	907,285	90,804
UltraSmall-Cap ProFund	1,762,327	783,337	197,809
UltraDow 30	N/A	25,750	144,693
UltraOTC ProFund	112,836	114,942	130,502
UltraJapan ProFund	71,763	117,208	222,422
Bear ProFund	39,972	49,800	43,160
Short Small-Cap ProFund	N/A	15,148	42,774
Short OTC ProFund	N/A	5,920	25,633
UltraBear ProFund	108,091	262,633	191,675
UltraShort OTC ProFund	94,175	102,516	114,646
Banks UltraSector ProFund	2,201	30,648	8,528
Basic Materials UltraSector ProFund	5,012	117,641	54,263
Biotechnology UltraSector ProFund	4,802	13,911	22,663
Energy UltraSector ProFund	22,811	46,132	68,706
Financial UltraSector ProFund	63,016	58,033	46,303
Healthcare UltraSector ProFund	33,136	33,481	15,343
Internet UltraSector ProFund	2,817	18,283	31,552
Pharmaceuticals UltraSector ProFund	22,642	37,097	62,373
Precious Metals UltraSector ProFund	N/A	-0-	-0-
Real Estate UltraSector ProFund	344,173	278,627	171,393
Semiconductor UltraSector ProFund	21,693	28,514	56,860
Technology UltraSector ProFund	22,819	53,463	31,231

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BROKERAGE COMMISSIONS

FYE 12/31

	2001	2002	2003
Telecommunications UltraSector	47,574	72,108	44,211
Utilities UltraSector ProFund	22,585	76,684	101,434
Wireless Communications UltraSector ProFund	56,749	125,119	142,190
U.S. Government Plus ProFund	N/A	70	2,142
Rising Rates Opportunity ProFund	N/A	-0-	21,780
Money Market ProFund	-0-	-0-	-0-

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2003.

The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the ProFund’s investors.

MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

Trustees

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director (March 1993 to Present)	104	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to Present); Delancey Investment Group, Inc. (Real Estate Development): Vice President (May 1996 to December 2000)	104	AMC Delancey Group, Inc.

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Interested Trustee

Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present)	104

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Executive Officers

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000	President	Indefinite; February 2003 to present	President of the Advisor (May 1997 to present).
Bethesda, MD 20814 Birth Date: 8/62	Secretary	April 1997 to February 2003

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/66	Secretary	Indefinite; February 2003 to present	Vice President and Chief Legal Counsel of the Advisor (July 2001 to present); GE Investment Management Inc.: Vice President and Associate General Counsel (April 1998 to June 2001); Kirkpatrick & Lockhart LLP: Attorney (Prior to April 1998).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	BISYS Fund Services: Vice President of Financial Services (April 2002 to present); KPMG LLP: Senior Manager (August 1993 to March 2002).

John Danko 60 State Street Boston, MA 02109 Birth Date: 4/67	Vice President	Indefinite; August 1999 to present	BISYS Fund Services: Director of Client Services (February 1997 to present).

Audit Committee

The Board of Trustees has an Audit Committee, whose function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, and to oversee the quality and objectivity of the Trust’s financial statements and the audit thereof. The Audit Committee currently consists of Messrs. Reynolds and Wachs. The Audit Committee held two (2) meetings during the fiscal year ended December 31, 2003.

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Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2003.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	None	None
Michael C. Wachs	None	None

Interested Trustee
Michael L. Sapir	None	None

As of April 1, 2004, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds (not including registered investment companies) as of December 31, 2003.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

•	the Trust;

•	an officer of the Trust;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	the Advisor or the principal underwriter of the ProFunds,

•	an officer of the Advisor or the principal underwriter of the ProFunds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds.

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Trustee Compensation

For the fiscal year ended December 31, 2003, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$10,500	$0	$0	$10,500
Michael C. Wachs, Trustee	$10,500	$0	$0	$10,500

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

*	Prior to January 1, 2004, the Trust paid each Trustee who is not an employee of the Advisor or its affiliates $2,500 for attendance at each regular meeting of the Board of Trustees and $500 for attendance at each special meeting of the Board of Trustees. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. Effective January 1, 2004, each Trustee who is not an employee of the Advisor or its affiliates shall be entitled to compensation for his services as Trustee at the rate of (i) $10,000 per year; (ii) an additional $2,500 for each Board meeting attended by him in person, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; (iii) $1,500 per special meeting attended by him in person; and (iii) an additional $500 per each board meeting participated in by him via telephone.

**	The Trust does not accrue pension or retirement benefits as part of ProFund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

MANAGEMENT OF THE CASH MANAGEMENT PORTFOLIO

Trustees and Officers

The overall business and affairs of the Portfolio are managed by its Board of Trustees. The Board approves all significant agreements between the Portfolio and persons or companies furnishing services to the Portfolio, including the Portfolio’s agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Portfolio’s affairs and for exercising the Portfolio’s powers except those reserved for the shareholders and those assigned to the Portfolio’s advisor, DeAM, or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Portfolio and the Portfolio’s Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an “interested person” of the Portfolio (as defined in the 1940 Act) (an “Independent Trustee”). Information for each Non-Independent Trustee (the “Interested Trustee”) follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Portfolio’s advisors and/or underwriter. The mailing address for the Trustees and Officers with respect to the Portfolio’s operations is One South Street, Baltimore, Maryland, 21202.

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Information Concerning Trustees And Officers

Independent Trustees

Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation3 (April 1996 to present); Member of the Board, Hollinger International, Inc.3 (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.3 International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining3 (mining and exploration) (1998–February 2001), Archer Daniels Midland Company3 (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999–December 2001).	68

S. Leland Dill 3/28/30 Trustee since 1990	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956–June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989–May 1992), Coutts (USA) International (January 1992–March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991–March 1999); General Partner, Pemco (investment company) (June 1979–June 1986).	66

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (Pension Fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985–January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996-January 2000).	66

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Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998 to January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998–January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987–1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985–1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976–1985).	66

Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co–Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	66

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open–end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open–end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988–1994); Director, ISI Family of Funds (registered investment companies) (1997–1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994–2002).	66

Philip Saunders, Jr. 10/11/35 Trustee since 1990	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	66

William N. Searcy 9/03/46 Trustee since 2002	Private investor since October 2003; Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open–end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66

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Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999–June 2002); President, Investment Company Administration, L.L.C. (January 1992*–July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990–January 2002); Vice President, Professionally Managed Portfolios (May 1991–January 2002) and Advisors Series Trust (October 1996–January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

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Interested Trustee

Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999. Chief Executive Officer since 2003.	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); Formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992–1999).	202

Officers

Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Brenda Lyons[5] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.

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Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Kenneth Murphy[5] 10/13/63 Vice President and Anti–Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000–present). Formerly, Director, John Hancock Signature Services (1992–2000).

Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Managing Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993–1998).

John Millette[5] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002–present) and Director, Deutsche Global Funds Ltd. (2002–present). Formerly, Director, Deutsche Asset Management (1999–2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Assistant General Counsel, United States Securities and Exchange Commission (1993–1998).

Caroline Pearson[5] 4/1/62 Assistant Secretary, since 2002	Managing Director, Deutsche Asset Management.

Bruce A. Rosenblum 9/14/60 Vice President since 2003 and Assistant Secretary since 2002	Director, Deutsche Asset Management.

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Lucinda Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Kathleen Sullivan D’Eramo[5] 1/27/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management

[1]	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Trustee or Officer first began serving in that position with Cash Management Portfolio of which these funds are a series.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

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[4]	Mr. Hale is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
[5]	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM or an affiliate serves as the advisor.

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy: Vice President

Caroline Pearson: Secretary

Trustee Ownership in the Funds1

Trustee	Dollar Range of Beneficial Ownership in the Funds	Aggregate Dollar Range of Ownership as of December 31, 2003 in all Funds Overseen by Trustee in the Family of Investment Companies[2]
Independent Trustees
Richard R. Burt	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000

Interested Trustee
Richard T. Hale	None	Over $100,000

1.	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
2.	Securities beneficially owned as defined under the 1934 Act include direct and or indirect ownership of securities where the trustee’s economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, over $100,000.

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Ownership In Securities of DeAM and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund Complex (including Deutsche Bank AG).

Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt	None	None
S. Leland Dill	None	None
Martin J. Gruber	None	None
Joseph R. Hardiman	None	None
Richard J. Herring	None	None
Graham E. Jones	None	None
Rebecca W. Rimel	None	None
Philip Saunders, Jr.	None	None
William N. Searcy	None	None
Robert H. Wadsworth	None	None

As of April 1, 2004, the Trustees and officer of the Trust Portfolio owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Money Market ProFund’s knowledge, as of April 1, 2004, no person owned of record or beneficially 5% or more of any class of the Money Market ProFund’s outstanding shares.

Information Concerning Committees and Meetings of Trustees of the Portfolio

The Board of Trustees of the Portfolio met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Board and meeting of the committees of the Board of Trustees on which such Trustee served.

Board Committee. The Trust’s Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent auditors for the Portfolio, confers with the independent auditors regarding the Portfolio’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.

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Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Portfolio in accordance with the Portfolio’s Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Search and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met 4 times during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee and Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Portfolio. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Remuneration. Officers of the Portfolio receive no direct remuneration from the Portfolio. Officers and Trustees of the Portfolio who are officers or Trustees of DeAM may be considered to have received remuneration indirectly. As compensation for his or her services, each Trustee who is not an “interested person” of the Portfolio (as defined in the Investment Company Act) (an “Independent Trustee”) receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocation among all such funds described above in direct proportion to their relative net assets.

Members of the Board of Trustees who are employees of DeAM or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of DeAM, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The following table shows compensation received by each Trustee from the Portfolio and aggregate compensation from the Fund Complex during calendar year 2003.

Trustee Compensation Table

Name of Trustee	Compensation from Portfolio*	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Total Compensation from the Portfolio and the Fund Complex (1)
Independent Trustees

Richard R. Burt	$30,815	$0	$168,640
S. Leland Dill	$32,192	$0	$141,000
Martin J. Gruber	$30,898	$0	$140,939
Joseph R. Hardiman (2)	$30,898	$0	$136,000
Richard J. Herring(2)	$32,025	$0	$139,390
Graham E. Jones	$30,898	$0	$136,000

Rebecca W. Rimel (2)	$32,939	$0	$142,780
Philip Saunders, Jr. (2)	$30,671	$0	$135,000
William N. Searcy	$30,898	$0	$136,000
Robert H. Wadsworth	$30,898	$0	$170,000

Interested Trustee
Richard T. Hale	$0	—	$0

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(1)	During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).
(2)	Of the amounts payment to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the Fund Complex, including the Portfolio, have adopted a Retirement Plan for Trustees who are not employees of the Portfolio, the Portfolio’s Administrator or its respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chairmen of Audit and Executive Committees	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Portfolio participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

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PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund, and the Advisor dated October, 1997 and most recently amended and restated as of December 17, 2003 (the “Agreement” or “Advisory Agreement”), each non-money market ProFund, except the OTC ProFund, UltraJapan ProFund and U.S. Government Plus ProFund, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets (Europe 30 ProFund, formerly UltraEurope ProFund, paid the Advisor a fee at an annualized rate of 0.90% of its average daily net assets prior to September 4, 2001). OTC ProFund, UltraJapan ProFund and U.S. Government Plus ProFund pay the Advisor a fee at an annualized rate of 0.70%, 0.90% and 0.50%, respectively, of its average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of the ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D. who may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

The Board last approved the Advisory Agreement at meetings held on September 24, 2003 and December 17, 2003. In determining whether it was appropriate to approve the Advisory Agreement on behalf of the ProFunds, the Board requested information, provided by the Advisor, that it believed to be reasonably necessary to reach its conclusion, including: (i) the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year ended December 31; (v) information regarding advisory fees earned versus advisory fees waived for the past three fiscal years and the most recent six-month fiscal period ended June 30; (vi) performance correlation analysis showing how each Fund performed versus its benchmark index for the prior fiscal year ended December 31 and the most recent six-month fiscal period ended June 30; (vii) detailed comparative industry fee data; and (viii) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring each ProFund’s compliance with regulatory requirements and Trust procedures.

The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. The Trustees decided to approve the Advisory Agreement on the basis of the following considerations, among others:

•	The fairness and reasonableness of the investment advisory fee payable to ProFund Advisors under the Advisory Agreement in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies;

•	The nature, quality and extent of the investment advisory services provided by ProFund Advisors, in light of the high quality services provided by ProFund Advisors in its management of the ProFunds and the ProFunds’ historic performance, including the success of the ProFunds in tracking benchmarks and achieving stated investment objectives;

•	The Advisor’s entrepreneurial commitment to the management of the ProFunds and the creation of a broad-based family of funds, which could entail a substantial commitment of ProFund Advisor’s assets to the successful operation of the ProFunds;

•	The Advisor’s representations regarding its staffing and capabilities to manage the ProFunds, including the retention of personnel with relevant portfolio management experience; and

•	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of ProFund Advisors.

Because the objective of the ProFunds is to seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark, the Trustees, including the Independent Trustees, paid

44

particular attention to information they had received relating to the correlation of each Fund to its benchmark. In this connection, the Trustees, including the Independent Trustees, considered the mathematical effect of compounding on the daily correlations, the portfolio management challenges posed by the cash flows in and out of the Funds, and ProFunds Advisors’ success in using swaps, futures and other sophisticated portfolio instruments to meet the challenges posed by those cash flows. The Trustees also considered steps taken by ProFunds Advisors to minimize commissions and other trading costs for portfolio transactions as a way of seeking to maximize the daily correlation of each Fund to its benchmark. In the case of Funds whose benchmark is a multiple of an index, the Trustees also took into account the heightened challenges posed by the need to calibrate and adjust market exposures for those Funds. The Trustees concluded that the correlations achieved by the ProFunds were consistent with the expectations of the Board and the shareholders. This was a material factor in the decision of the Trustees, including the Independent Trustees, to reapprove the advisory contracts for all ProFunds that would otherwise have expired.

In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Advisory Agreement was consistent with the best interests of the each ProFund and its shareholders.

Shareholders of Money Market ProFund, on April 25, 2001, approved an investment advisory agreement between the Trust, on behalf of Money Market ProFund, and ProFund Advisors under which ProFund Advisors serves as investment advisor of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement until the master-feeder relationship with the Portfolio is terminated and ProFund Advisers directly invests the assets of Money Market ProFund.

For the fiscal years ended December 31, 2001, 2002 and 2003, the Advisor was entitled to, and voluntarily waived, advisory fees in the following amounts for each of the ProFunds:

	2001		2002		2003
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$225,673	-0-	$446,581	-0-	$722,866	-0-
Mid-Cap ProFund	3,136	3,136	72,748	40,198	364,523	-0-
Small-Cap ProFund	24,422	-0-	138,533	5,028	956,961	-0-
OTC ProFund	51,745	25,233	157,606	-0-	747,046	-0-
Large-Cap Value ProFund	N/A	N/A	57,126	-0-	133,172	17,795
Large-Cap Growth ProFund	N/A	N/A	47,065	-0-	230,875	-0-
Mid-Cap Value ProFund	12,941	8,797	128,704	16,115	263,334	-0-
Mid-Cap Growth ProFund	20,637	-0-	38,002	33,622	68,480	13,253
Small-Cap Value ProFund	32,481	-0-	252,240	7,731	370,574	-0-
Small-Cap Growth ProFund	8,736	8,736	55,223	34,520	257,352	-0-
Europe 30 ProFund	44,369	44,369	33,027	15,576	79,920	-0-
UltraBull ProFund	777,346	-0-	531,275	-0-	714,047	-0-
UltraMid-Cap ProFund	299,678	-0-	281,589	38,138	197,846	-0-
UltraSmall-Cap ProFund	311,616	20,996	339,984	-0-	622,930	-0-
UltraDow 30 ProFund	N/A	N/A	16,274	9,353	93,534	-0-
UltraOTC ProFund	2,888,714	-0-	1,849,647	-0-	2,316,567	-0-
UltraJapan ProFund	50,838	20,194	88,212	32,276	229,388	-0-
Bear ProFund	114,121	-0-	304,545	-0-	416,787	-0-
Short Small-Cap ProFund	N/A	N/A	364,165	-0-	375,613	-0-
Short OTC ProFund	N/A	N/A	40,066	7,838	161,524	-0-
UltraBear ProFund	369,832	-0-	855,202	-0-	1,078,002	-0-
UltraShort OTC ProFund	481,769	-0-	973,472	-0-	1,043,499	-0-
Banks UltraSector ProFund	3,045	3,045	27,944	27,944	10,232	10,232
Basic Materials UltraSector ProFund	2,365	2,365	26,206	26,206	36,288	11,795
Biotechnology UltraSector ProFund	54,966	36,038	48,469	39,209	90,247	-0-
Energy UltraSector ProFund	44,879	38,671	36,590	26,404	51,633	7,996
Financial UltraSector ProFund	76,852	41,687	36,842	27,661	40,806	14,455
Healthcare UltraSector ProFund	41,504	26,258	24,272	24,272	17,578	17,578
Internet UltraSector ProFund	19,424	19,424	55,066	17,183	193,563	-0-
Pharmaceuticals UltraSector ProFund	44,741	13,619	26,178	26,178	34,814	9,769
Precious Metals UltraSector ProFund	N/A	N/A	28,126	17,705	256,498	-0-
Real Estate UltraSector ProFund	103,772	-0-	61,354	19,545	102,405	-0-
Semiconductor UltraSector ProFund	40,688	40,688	53,830	26,048	170,863	-0-
Technology UltraSector ProFund	34,782	34,782	40,659	24,931	48,596	13,191
Telecommunications UltraSector ProFund	19,509	19,509	20,358	15,152	14,845	14,845
Utilities UltraSector ProFund	12,717	12,717	33,114	18,545	56,756	14,023
Wireless Communications UltraSector ProFund	21,820	21,820	28,535	11,098	44,033	9,941
U.S. Government Plus ProFund	N/A	N/A	17,825	9,164	63,576	-0-
Rising Rates Opportunity ProFund	N/A	N/A	42,553	-0-	961,443	-0-

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Any ProFund, other than the Money Market ProFund, not appearing in the chart above had not commenced operations as of December 31, 2003.

ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse certain other expenses through December 31, 2004 in order to limit the annual operating expenses as follows:

	Investor Class	Service Class
Bull ProFund	1.49%	2.49%
Mid-Cap ProFund	1.95%	2.95%
Small-Cap ProFund	1.95%	2.95%
OTC ProFund	1.95%	2.95%
Large-Cap Value ProFund	1.77%	2.77%
Large-Cap Growth ProFund	1.95%	2.95%
Mid-Cap Value ProFund	1.95%	2.95%
Mid-Cap Growth ProFund	1.79%	2.79%
Small-Cap Value ProFund	1.95%	2.95%
Small-Cap Growth ProFund	1.95%	2.95%
Europe 30 ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.55%	2.55%
UltraSmall-Cap ProFund	1.95%	2.95%
UltraDow 30 ProFund	1.58%	2.58%
UltraOTC ProFund	1.95%	2.95%
UltraJapan ProFund	1.75%	2.75%
Bear ProFund	1.95%	2.95%
Short Small-Cap ProFund	1.95%	2.95%
Short OTC ProFund	1.79%	2.79%
UltraBear ProFund	1.95%	2.95%
UltraShort Mid-Cap ProFund	1.95%	2.95%
UltraShort Small-Cap ProFund	1.95%	2.95%
UltraShort OTC ProFund	1.95%	2.95%
Banks UltraSector ProFund	1.95%	2.95%
Basic Materials UltraSector ProFund	1.95%	2.95%
Biotechnology UltraSector ProFund	1.95%	2.95%
Consumer Cyclical UltraSector ProFund	1.95%	2.95%
Consumer Non-Cyclical UltraSector ProFund	1.95%	2.95%
Energy UltraSector ProFund	1.95%	2.95%
Financial UltraSector ProFund	1.95%	2.95%
Healthcare UltraSector ProFund	1.95%	2.95%
Industrial UltraSector ProFund	1.95%	2.95%
Internet UltraSector ProFund	1.95%	2.95%
Pharmaceuticals UltraSector ProFund	1.95%	2.95%
Precious Metals UltraSector ProFund	1.95%	2.95%
Real Estate UltraSector ProFund	1.95%	2.95%
Semiconductor UltraSector ProFund	1.95%	2.95%
Technology UltraSector ProFund	1.95%	2.95%
Telecommunications UltraSector ProFund	1.95%	2.95%
Utilities UltraSector ProFund	1.95%	2.95%
Wireless Communications UltraSector ProFund	1.95%	2.95%
U.S. Government Plus ProFund	1.29%	2.29%
Rising Rates Opportunity ProFund	1.95%	2.95%

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After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares.

DEUTSCHE ASSET MANAGEMENT, INC.

Under the terms of an investment advisory agreement (the “Advisory Agreement”) between the Portfolio and DeAM, DeAM currently manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. The Money Market ProFund pays DeAM a fee at an annualized rate of 0.15% of its average daily net assets. DeAM will: (i) act in strict conformity with the Portfolio’s Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio’s and/or Money Market ProFund’s investment objectives, restrictions and policies, as stated herein and in the Prospectus; (iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio. The Board last approved the Advisory Agreement at a meeting held on August 21, 2003. As provided for under the terms of the Advisory Agreement, DeAM may, with the approval of the Portfolio’s Board of Trustees, appoint investment sub-advisers, including sub-advisers that are affiliates of DeAM, to manage the assets of the Portfolio.

DeAM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital market companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

DeAM, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio’s investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. DeAM may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by DeAM with brokers, dealers and other financial intermediaries that it selects, including those affiliated with DeAM A DeAM affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if DeAM believes that the affiliate’s charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which DeAM or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents or customers of DeAM

DeAM bears all expenses in connection with the performance of services under the Advisory Agreement. DeAM may pay, out of its own assets and at no cost to the Portfolio, monies to assist in marketing the Money Market ProFund and may pay amounts to financial intermediaries (including ProFund Advisors or another service provider to the Money Market ProFund), in connection with the provision of administrative and/or distribution services on behalf of the Portfolio.

For the fiscal years ended December 31, 2002 and 2003, DeAM earned $[    ] and $[    ], respectively, in compensation for investment advisory services provided to the Portfolio. During the same periods, DeAM voluntarily reimbursed certain expenses of the Money Market ProFund in the approximate amounts of $[    ] and $[    ], respectively. For the fiscal year ended December 31, 2001, Banker’s Trust, the investment advisor to the Portfolio prior to DeAM, earned $14,288,809 in compensation for investment advisory services provided to the Portfolio. During the same period, Bankers Trust, reimbursed $2,046,136 to the Portfolio to cover expenses.

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Money Market ProFund and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or Portfolio who are not officers, directors or employees of DeAM, the Advisor, the administrator or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums, outside auditing and legal expenses, and costs of maintenance of corporate existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

DeAM, or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and among the leading dealers of various types of such obligations. DeAM has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, DeAM will not inquire or take into consideration whether an issuer of securities proposed for purchase of sale by the Portfolio is a customer of DeAM, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM or any such affiliate.

CODES OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds . There can be no assurance that the codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor’s code are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The Codes are on file with the SEC and are available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being

48

voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues – considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFunds’ shareholders and the Advisor, underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Effective August 31, 2004, information on how the ProFunds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004 will be available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the ProFunds web site, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

ADMINISTRATOR, TRANSFER AGENT and FUND ACCOUNTING AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of The BISYS Group, Inc. and an affiliate of the Distributor. BISYS acts as Administrator to the ProFunds. The Administrator provides ProFunds with all

49

required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds under Federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds under the service agreement.

The Trust, as of January 1, 2004, pays BISYS an annual fee, for its services as Administrator, based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis. Prior to January 1, 2004, the Trust paid BISYS a fee ranging from 0.05% of aggregate average monthly net assets of $0 to $2 billion to 0.02% of aggregate average monthly net assets of $10 billion and over, on an annual basis.

For the fiscal years ended December 31, 2001, 2002 and 2003, BISYS, as Administrator, was paid administration fees in the following amounts for each of the ProFunds:

ADMINISTRATION FEES

FYE 12/31

	2001	2002	2003
Bull ProFund	$16,430	$30,715	$45,873
Mid-Cap ProFund	56	4,730	22,675
Small-Cap ProFund	692	8,425	59,744
OTC ProFund	4,108	11,392	51,305
Large-Cap Value ProFund	N/A	N/A	6,502
Large-Cap Growth ProFund	N/A	N/A	12,735
Mid-Cap Value ProFund	189	8,405	16,227
Mid-Cap Growth ProFund	552	2,403	4,307
Small-Cap Value ProFund	881	15,128	23,099
Small-Cap Growth ProFund	232	3,427	16,428
Europe 30 ProFund	2,854	2,305	5,070
UltraBull ProFund	58,087	37,403	45,260
UltraMid-Cap ProFund	22,165	19,866	12,425
UltraSmall-Cap ProFund	22,636	23,832	38,921
UltraDow 30 ProFund	N/A	521	5,886
UltraOTC ProFund	209,784	130,035	146,365
UltraJapan ProFund	3,135	5,208	11,876
Bear ProFund	8,461	21,430	26,899
Short Small-Cap ProFund	N/A	11,062	24,280
Short OTC ProFund	N/A	1,612	10,466
UltraBear ProFund	27,620	60,672	69,113
UltraShort OTC ProFund	35,887	69,246	66,392
Banks UltraSector ProFund	63	1,825	645
Basic Materials UltraSector ProFund	53	1,744	2,250
Biotechnology UltraSector ProFund	3,939	3,425	5,728
Energy UltraSector ProFund	3,274	2,574	3,225
Financial UltraSector ProFund	5,581	2,601	2,583
Healthcare UltraSector ProFund	2,974	1,723	1,115
Internet UltraSector ProFund	1,397	3,789	12,121
Pharmaceuticals UltraSector ProFund	3,187	1,835	2,200
Precious Metals UltraSector ProFund	N/A	1,150	16,114
Real Estate UltraSector ProFund	7,559	4,352	6,442
Semiconductor UltraSector ProFund	2,979	3,766	10,628
Technology UltraSector ProFund	2,517	2,851	3,068

50

ADMINISTRATION FEES

FYE 12/31

	2001	2002	2003
Telecommunications UltraSector ProFund	1,442	1,400	943
Utilities UltraSector ProFund	911	2,303	3,585
Wireless Communications UltraSector ProFund	1,615	1,952	2,798
U.S. Government Plus ProFund	N/A	1,178	6,033
Rising Rates Opportunity ProFund	N/A	2,001	59,816
Money Market ProFund	207,693	190,030	183,494

BISYS Funds Services, Inc. (“BFSI”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an affiliate of BISYS and the Distributor. BFSI acts as fund accounting agent for each series of the Trust. The Trust, as of January 1, 2004, pays BFSI an annual base fee, plus asset based fees, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis. Prior to January 1, 2004, the Trust paid BISYS a fee ranging from 0.10% of average monthly net assets up to $1 billion to 0.0075% of average monthly net assets in excess of $5 billion, on an annual basis. Fees paid were subject to certain minimums.

For the fiscal years ended December 31, 2001, 2002 and 2003, BFSI, fund accounting agent, was paid fees in the following amounts for each of the ProFunds:

FUND ACCOUNTING FEES

FYE 12/31

	2001	2002	2003
Bull ProFund	$29,161	$60,084	$76,366
Mid-Cap ProFund	82	9,075	33,690
Small-Cap ProFund	1,012	16,068	90,826
OTC ProFund	6,947	22,442	89,749
Large-Cap Value ProFund	N/A	N/A	11,160
Large-Cap Growth ProFund	N/A	N/A	23,921
Mid-Cap Value ProFund	276	15,206	22,694
Mid-Cap Growth ProFund	807	4,756	6,837
Small-Cap Value ProFund	1,288	26,608	34,855
Small-Cap Growth ProFund	340	6,733	28,208
Europe 30 ProFund	4,716	4,401	8,443
UltraBull ProFund	99,073	71,004	74,608
UltraMid-Cap ProFund	37,807	36,960	19,445
UltraSmall-Cap ProFund	40,096	43,727	59,111
UltraDow 30 ProFund	N/A	1,046	9,319
UltraOTC ProFund	358,854	240,366	236,146
UltraJapan ProFund	5,103	9,824	17,519
Bear ProFund	14,218	41,591	48,824
Short Small-Cap ProFund	N/A	22,929	44,419
Short OTC ProFund	N/A	3,238	19,335
UltraBear ProFund	47,117	120,880	121,627
UltraShort OTC ProFund	61,298	133,004	113,588
Banks UltraSector ProFund	92	3,417	1,035
Basic Materials UltraSector ProFund	77	3,251	3,245
Biotechnology UltraSector ProFund	6,745	6,628	9,568
Energy UltraSector ProFund	5,738	4,719	4,866
Financial UltraSector ProFund	9,771	4,825	4,247
Healthcare UltraSector ProFund	5,419	3,458	1,856
Internet UltraSector ProFund	2,339	7,234	18,745
Pharmaceuticals UltraSector ProFund	5,581	3,496	3,603
Precious Metals UltraSector ProFund	N/A	2,301	25,243
Real Estate UltraSector ProFund	13,035	8,211	10,226

51

FUND ACCOUNTING FEES

FYE 12/31

	2001	2002	2003
Semiconductor UltraSector ProFund	5,150	6,972	15,716
Technology UltraSector ProFund	4,266	5,280	4,947
Telecommunications UltraSector ProFund	2,483	2,743	1,590
Utilities UltraSector ProFund	1,770	4,211	5,832
Wireless Communications UltraSector ProFund	2,702	3,826	4,715
U.S. Government Plus ProFund	N/A	2,393	9,919
Rising Rates Opportunity ProFund	N/A	4,016	89,120
Money Market ProFund	-0-	-0-	-0-

Any ProFund not appearing in the charts above had not commenced operations as of December 31, 2003.

BFSI also acts as transfer agent for each series of the Trust, for which BFSI receives additional fees.

{INSERT STANDARD LEAD IN DISCLOSURE FOR 22c-1 PURPOSES}

Various brokers have been authorized to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive and accept purchase orders and receive redemption orders on a ProFund’s behalf. Each ProFund will be deemed to have received and accepted a purchase order or received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent receives the order. Customer orders will be priced at a ProFund’s net asset value next computed after they are received from an authorized broker or the broker’s authorized designee and, in the case of purchase orders, accepted by the ProFund.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds and feeder fund management and administrative services to Money Market ProFund. These services include monitoring the performance of the underlying investment company in which Money Market ProFund invests, coordinating Money Market ProFund’s relationship with that investment company, and communicating with the Trust’s Board of Trustees and shareholders regarding such entity’s performance and Money Market ProFund’s two tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include but are not limited to negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing; and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the ProFunds pay to ProFunds Advisors LLC a fee at the annual rate of 0.15% of its average daily net assets for all non-money market ProFunds and 0.35% of its average daily net assets for Money Market ProFund.

If the Trust’s Board of Trustees terminates Money Market ProFund’s master-feeder relationship with the Portfolio, the fee charged by ProFund Advisors for client support and administrative services under the Management Services Agreement shall be reduced from 0.35% to 0.15% of the average daily net assets of Money Market ProFund.

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For the fiscal years ended December 31, 2001, 2002 and 2003, the Advisor was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds:

MANAGEMENT SERVICES FEES

FYE 12/31

	2001		2002		2003
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$45,135	$39,982	$89,317	-0-	$144,574	-0-
Mid-Cap ProFund	627	627	14,550	8,040	72,905	-0-
Small-Cap ProFund	4,884	-0-	27,707	1,006	191,393	-0-
OTC ProFund	11,088	11,088	33,773	-0-	160,082	-0-
Large-Cap Value ProFund	N/A	N/A	11,425	-0-	26,634	3,559
Large-Cap Growth ProFund	N/A	N/A	9,413	-0-	46,175	-0-
Mid-Cap Value ProFund	2,588	2,588	25,741	3,223	52,667	-0-
Mid-Cap Growth ProFund	4,127	-0-	7,601	6,724	13,696	2,651
Small-Cap Value ProFund	6,496	2,282	50,448	1,546	74,115	-0-
Small-Cap Growth ProFund	1,747	1,747	11,045	6,904	51,471	-0-
Europe 30 ProFund	7,568	7,568	6,605	3,115	15,984	-0-
UltraBull ProFund	155,470	-0-	106,255	-0-	142,810	-0-
UltraMid-Cap ProFund	59,936	47,269	56,318	7,628	39,569	-0-
UltraSmall-Cap ProFund	62,324	62,324	67,997	-0-	124,587	-0-
UltraDow 30 ProFund	N/A	N/A	3,255	1,871	18,707	-0-
UltraOTC ProFund	577,746	-0-	369,931	-0-	463,316	-0-
UltraJapan ProFund	8,473	8,473	14,702	5,379	38,232	-0-
Bear ProFund	22,824	12,767	60,909	-0-	83,358	-0-
Short Small-Cap ProFund	N/A	N/A	72,834	-0-	75,123	-0-
Short OTC ProFund	N/A	N/A	8,013	1,568	32,305	-0-
UltraBear ProFund	73,967	-0-	171,041	-0-	215,601	-0-
UltraShort OTC ProFund	96,354	-0-	194,695	-0-	208,701	-0-
Banks UltraSector ProFund	609	609	5,589	5,589	2,047	2,047
Basic Materials UltraSector ProFund	473	473	5,241	5,241	7,258	2,359
Biotechnology UltraSector ProFund	10,993	10,993	9,694	7,842	18,049	-0-
Energy UltraSector ProFund	8,976	8,976	7,318	5,281	10,327	1,599
Financial UltraSector ProFund	15,370	15,370	7,368	5,532	8,161	2,891
Healthcare UltraSector ProFund	8,301	8,301	4,854	4,854	3,516	3,516
Internet UltraSector ProFund	3,885	3,885	11,013	3,437	38,713	-0-
Pharmaceuticals UltraSector ProFund	8,948	8,948	5,236	5,236	6,963	1,954
Precious Metals UltraSector ProFund	N/A	N/A	5,625	3,541	51,300	-0-
Real Estate UltraSector ProFund	20,754	5,602	12,271	3,909	20,481	-0-
Semiconductor UltraSector ProFund	8,138	8,138	10,766	5,210	34,173	-0-
Technology UltraSector ProFund	6,956	6,956	8,132	4,986	9,719	2,638
Telecommunications UltraSector ProFund	3,902	3,902	4,072	3,030	2,969	2,969
Utilities UltraSector ProFund	2,543	2,543	6,623	3,709	11,351	2,805
Wireless Communications UltraSector ProFund	4,364	4,364	5,707	2,220	8,807	1,988
U.S. Government Plus ProFund	N/A	N/A	5,348	2,749	19,073	-0-
Rising Rates Opportunity ProFund	N/A	N/A	8,511	-0-	192,289	-0-
Money Market ProFund	1,909,382	-0-	1,807,726	-0-	1,871,238	-0-

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2003.

53

ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse certain other expenses through December 31, 2004 in order to limit the annual operating expenses as follows:

	Investor Class	Service Class
Bull ProFund	1.49%	2.49%
Mid-Cap ProFund	1.95%	2.95%
Small-Cap ProFund	1.95%	2.95%
OTC ProFund	1.95%	2.95%
Large-Cap Value ProFund	1.77%	2.77%
Large-Cap Growth ProFund	1.95%	2.95%
Mid-Cap Value ProFund	1.95%	2.95%
Mid-Cap Growth ProFund	1.79%	2.79%
Small-Cap Value ProFund	1.95%	2.95%
Small-Cap Growth ProFund	1.95%	2.95%
Europe 30 ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.55%	2.55%
UltraSmall-Cap ProFund	1.95%	2.95%
UltraDow 30 ProFund	1.58%	2.58%
UltraOTC ProFund	1.95%	2.95%
UltraJapan ProFund	1.75%	2.75%
Bear ProFund	1.95%	2.95%
Short Small-Cap ProFund	1.95%	2.95%
Short OTC ProFund	1.79%	2.79%
UltraBear ProFund	1.95%	2.95%
UltraShort Mid-Cap ProFund	1.95%	2.95%
UltraShort Small-Cap ProFund	1.95%	2.95%
UltraShort OTC ProFund	1.95%	2.95%
Banks UltraSector ProFund	1.95%	2.95%
Basic Materials UltraSector ProFund	1.95%	2.95%
Biotechnology UltraSector ProFund	1.95%	2.95%
Consumer Cyclical UltraSector ProFund	1.95%	2.95%
Consumer Non-Cyclical UltraSector ProFund	1.95%	2.95%
Energy UltraSector ProFund	1.95%	2.95%
Financial UltraSector ProFund	1.95%	2.95%
Healthcare UltraSector ProFund	1.95%	2.95%
Industrial UltraSector ProFund	1.95%	2.95%
Internet UltraSector ProFund	1.95%	2.95%
Pharmaceuticals UltraSector ProFund	1.95%	2.95%
Precious Metals UltraSector ProFund	1.95%	2.95%
Real Estate UltraSector ProFund	1.95%	2.95%
Semiconductor UltraSector ProFund	1.95%	2.95%
Technology UltraSector ProFund	1.95%	2.95%
Telecommunications UltraSector ProFund	1.95%	2.95%
Utilities UltraSector ProFund	1.95%	2.95%
Wireless Communications UltraSector ProFund	1.95%	2.95%
U.S. Government Plus ProFund	1.29%	2.29%
Rising Rates Opportunity ProFund	1.95%	2.95%

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

Investment Company Capital Corp (“ICCC” or the “Administrator”), an affiliate of DeAM at One South Street, Baltimore, Maryland 21201, serves as the administrator to the Portfolio in which the Money Market Profund invests all of its assets. Prior to July 1, 2001, Deutsche Bank Trust Company Americas (“DBT Co.”) served as the administrator. Under the Administration Agreement with the Portfolio, the Administrator calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provide for the Portfolio to pay ICCC a fee, computed daily and paid monthly, equal on an annual basis to 0.05% of the Portfolio’s average daily net assets. Under the Administration Agreement, ICCC may delegate one or more of its responsibilities to others at ICCC’s expense. ICCC has delegated certain responsibilities to Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Portfolio’s advisor. SFAC is located at Two International Place, Boston, Massachusetts, 02110-4103. SFAC hired State Street Bank and Trust Company as a sub-agent that performs fund accounting and administration services under the fund accounting agreement and under the Administration and Services Agreement.

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Under the Administration Agreement, ICCC is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Portfolio reasonably deems necessary for the proper administration for the Portfolio. ICCC will generally assist in all aspects of the Portfolio’s operations; supply and maintain office facilities (which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Portfolio), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Portfolio’s Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

For the fiscal years ended December 31, 2002 and 2003, ICCC earned $5,337,022 and $5,998,410, respectively, as compensation for administrative and other services provided to the Portfolio. For the period July 1, 2001 through December 31, 2001, ICCC earned $2,511,797 as compensation for administrative and other services provided to the Portfolio. For the period January 1, 2001 through June 30, 2001, DBT Co. earned $2,251,139 as compensation for administrative and other services provided to the Portfolio.

CUSTODIANS

UMB Bank, N.A. acts as custodian to the ProFunds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106. State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, acts as custodian to the Portfolio.

For each of the ProFunds, the applicable custodian, among other things, maintains a custody account or accounts in the name of each ProFund; receives and delivers all assets for each ProFund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund and pays all expenses of the ProFunds. For its services, each custodian receives an asset-based fee.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP serves as independent auditors to the ProFunds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds. The firm’s address is One International Place, Boston, MA 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., an affiliate of BISYS, serves as the distributor and principal underwriter in all fifty states and the District of Columbia and offers shares of ProFunds on a continuous basis. ProFunds Distributors, Inc. receives no compensation from the ProFunds for serving as distributor, other than amounts received pursuant to the Distribution and Shareholder Service (12b-1) Plan. ProFunds Distributors, Inc.’s address is 100 Summer Street, Suite 1500, Boston, MA 02110.

DISTRIBUTION AND SERVICE (12b-1) PLAN

The Board of Trustees has approved a Distribution and Service Plan under which each ProFund may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-

55

related activities with respect to Service Class Shares and shareholder services. Under the Distribution and Service Plan, the Trust or ProFunds Distributors, Inc. may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Shares of the applicable ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

On October 23, 2002, the Board of Trustees determined that, in light of market conditions (including the historically low Federal Funds rate) it was in the best interests of the Money Market ProFund to reduce the accrual under the Distribution and Service Plan for the Money Market ProFund by up to 1.00% (“Accrual Reduction”) until further notice. The Advisor, ProFunds Distributors, Inc., other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Plan. To the extent that the Trustees may direct that accrual/collection of fees under the Plan be reduced or eliminated from time to time, ProFund Advisors, ProFunds Distributors, Inc or DeAM may agree, in their sole discretion, to fund the resulting shortfall in Plan payments to financial intermediaries.

The Distribution and Service Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution and Service Plan in connection with their annual consideration of the Distribution and Service Plan’s renewal. The Distribution and Service Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of ProFunds Distributors, Inc., securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Distribution and Service Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or the related Distribution and Service Agreements. All material amendments of the Distribution and Service Plan must also be approved by the Trustees in the manner described above. The Distribution and Service Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of the affected ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of the affected ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit the ProFunds and holders of Service Class Shares of the ProFunds. In the Trustees’ quarterly review of the Distribution and Service Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

56

For the fiscal year ended December 31, 2003, each of the following ProFunds paid fees under the Plans to authorized financial intermediaries, in the following amounts:

PLAN FEES

FYE 12/31/03

	Sales Material and Advertising	Printing and Mailing Prospectuses to other than Current Shareholders	Compensation to Sales Personnel, Underwriters, and Broker-Dealers	Interest, Carrying, or Other Financing Charges	Other	Approximate Total Amount Spent With Respect to Each Fund
Bull ProFund	$0	$0	$88,908	$0	$0	$88,908
Mid-Cap ProFund	0	0	69,954	0	0	69,954
Small-Cap ProFund	0	0	158,834	0	0	158,834
OTC ProFund	0	0	149,265	0	0	149,265
Large-Cap Value ProFund	0	0	16,380	0	0	16,380
Large-Cap Growth ProFund	0	0	11,857	0	0	11,857
Mid-Cap Value ProFund	0	0	31,658	0	0	31,658
Mid-Cap Growth ProFund	0	0	28,382	0	0	28,382
Small-Cap Value ProFund	0	0	59,407	0	0	59,407
Small-Cap Growth ProFund	0	0	60,905	0	0	60,905
Europe 30 ProFund	0	0	38,722	0	0	38,722
UltraBull ProFund	0	0	85,925	0	0	85,925
UltraMid-Cap ProFund	0	0	33,852	0	0	33,852
UltraSmall-Cap ProFund	0	0	99,096	0	0	99,096
UltraDow 30 ProFund	0	0	21,613	0	0	21,613
UltraOTC ProFund	0	0	206,293	0	0	206,293
UltraJapan ProFund	0	0	23,832	0	0	23,832
Bear ProFund	0	0	99,541	0	0	99,541
Short Small-Cap ProFund	0	0	71,131	0	0	71,131
Short OTC ProFund	0	0	55,682	0	0	55,682
UltraBear ProFund	0	0	105,491	0	0	105,491
UltraShort OTC ProFund	0	0	78,219	0	0	78,219
Banks UltraSector ProFund	0	0	3,681	0	0	3,681
Basic Materials UltraSector ProFund	0	0	6,893	0	0	6,893
Biotechnology UltraSector ProFund	0	0	29,352	0	0	29,352
Energy UltraSector ProFund	0	0	8,797	0	0	8,797
Financial UltraSector ProFund	0	0	19,270	0	0	19,270
Healthcare UltraSector ProFund	0	0	4,064	0	0	4,064
Internet UltraSector ProFund	0	0	37,220	0	0	37,220
Pharmaceuticals UltraSector ProFund	0	0	10,271	0	0	10,271
Precious Metals UltraSector ProFund	0	0	21,573	0	0	21,573
Real Estate UltraSector ProFund	0	0	60,525	0	0	60,525
Semiconductor UltraSector ProFund	0	0	36,699	0	0	36,699
Technology UltraSector ProFund	0	0	6,404	0	0	6,404
Telecommunications UltraSector ProFund	0	0	3,670	0	0	3,670
Utilities UltraSector ProFund	0	0	23,343	0	0	23,343
Wireless Communications UltraSector ProFund	0	0	10,257	0	0	10,257
U.S. Government Plus ProFund	0	0	52,245	0	0	52,245
Rising Rates Opportunity ProFund	0	0	158,690	0	0	158,690
Money Market ProFund	0	0	363,004	0	0	363,004

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2003.

57

ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Depending on the arrangements, the ProFunds and/or the Advisor may compensate such financial intermediaries or their agents directly or indirectly for such administrative services. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative fees that might be the case for more traditional mutual funds.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly on account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended December 31, 2001, 2002 and 2003, each ProFund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

FYE 12/31

	2001	2002	2003
Bull ProFund	$21,177	$93,217	$207,209
Mid-Cap ProFund	299	13,723	148,664
Small-Cap ProFund	4,377	14,142	327,192
OTC ProFund	1,088	51,648	192,179
Large-Cap Value ProFund	N/A	15,331	34,391
Large-Cap Growth ProFund	N/A	12,500	83,784
Mid-Cap Value ProFund	314	10,259	80,779
Mid-Cap Growth ProFund	379	2,569	11,778
Small-Cap Value ProFund	1,791	21,721	111,675
Small-Cap Growth ProFund	1,050	13,308	76,140
Europe 30 ProFund	1,002	5,396	6,780
UltraBull ProFund	51,591	73,900	176,266
UltraMid-Cap ProFund	31,042	32,584	30,281
UltraSmall-Cap ProFund	24,035	20,931	123,210
UltraDow 30 ProFund	N/A	2,008	19,263
UltraOTC ProFund	314,376	334,122	562,582
UltraJapan ProFund	2,260	18,043	48,714
Bear ProFund	8,724	61,718	106,667
Short Small-Cap ProFund	N/A	60,398	93,436
Short OTC ProFund	N/A	2,377	24,519
UltraBear ProFund	35,469	163,195	264,294
UltraShort OTC ProFund	65,108	196,942	247,947
Banks UltraSector ProFund	125	2,213	1,399
Basic Materials UltraSector ProFund	127	1,837	5,041
Biotechnology UltraSector ProFund	8,837	6,077	14,414
Energy UltraSector ProFund	3,757	4,688	5,884
Financial UltraSector ProFund	6,839	5,255	3,182
Healthcare UltraSector ProFund	8,707	4,726	3,827
Internet UltraSector ProFund	2,107	5,080	35,799
Pharmaceuticals UltraSector ProFund	11,900	4,282	5,540
Precious Metals UltraSector ProFund	N/A	1,818	54,833
Real Estate UltraSector ProFund	4,830	3,138	8,885
Semiconductor UltraSector ProFund	3,653	9,357	28,268

58

ADMINISTRATIVE SERVICE FEES

FYE 12/31

	2001	2002	2003
Technology UltraSector ProFund	2,381	4,338	5,836
Telecommunications UltraSector ProFund	1,206	2,379	2,350
Utilities UltraSector ProFund	694	3,421	8,295
Wireless Communications UltraSector ProFund	1,392	2,516	6,395
U.S. Government Plus ProFund	N/A	-0-	7,495
Rising Rates Opportunity ProFund	N/A	-0-	318,048
Money Market ProFund	8,428	8,423	19,183

For the fiscal years ended December 31, 2001, 2002 and 2003, the Advisor paid, out of its own resources, $80,392, $109,213 and $219,309 to administrative service providers.

COSTS AND EXPENSES

Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include, without limitation: the investment advisory fee, the management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses, brokerage and transaction fees, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

ProFunds (the “Trust”) is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. Each ProFund offers two classes of shares: the Service Class Shares and the Investor Class Shares.

All shares of the ProFunds are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which loss of account of shareholder liability is limited to circumstances in which the ProFunds itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

59

If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

CAPITALIZATION

As of April 1, 2004, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a ProFund (or class of shares thereof) except as set forth below (ProFunds are listed in alphabetical order):

Fund/Class	Total Shares	Percent
BANKS-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	10214.238	19.42%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	9141.869	17.38%

RICHARD EUGENE MCCAMAN 1331 E NUTWOOD AVE FULLERTON CA 92831	2941.433	5.59%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	2676.471	5.09%

BANKS-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	30518.752	84.14%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	2688.481	7.41%

60

BASIC MATERIALS-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	58060.26	23.32%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	31917.679	12.82%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	27038.155	10.86%

LPL FBO LPL CUSTOMERS PO BOX 509046 ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 921509046	25237.861	10.14%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	22652.698	9.10%

BASIC MATERIALS-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	21529.961	57.52%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	2771.757	7.40%

61

BEAR-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	255874.201	41.68%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	91407.449	14.89%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	32305.056	5.26%

MESIROW FINANCIAL INC A C 8894-5891 350 NORTH CLARK STREET CHICAGO IL 606104796	30873.725	5.03%

BEAR-SVC

TRUST COMPANY OF AMERICA 157 PO BOX 6503 ENGLEWOOD CO 80155	79387.746	59.46%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	24512.69	18.36%

62

BIOTECHNOLOGY-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	63832.421	24.90%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	45543.616	17.76%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	31701.346	12.36%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	26310.908	10.26%

BIOTECHNOLOGY-SVC

FTC & CO PO BOX 173736 ATTN DATALYNX 00573 DENVER CO 802173736	7488.454	25.49%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	4166.503	14.18%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	3490.538	11.88%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	2882.245	9.81%

63

FIRST CLEARING CORPORATION A C 3415-2816 5011 JENNY LN ROBERTA JEAN FERKINS JTTEN MISHAWAKA IN 465451358	2138.459	7.28%

SCOTTRADE INC FBO KIM D KWIATEK P O BOX 31759 ST LOUIS MO 631310759	1776.664	6.05%

BULL-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	73424.979	14.61%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	64027.618	12.74%

LPL FBO LPL CUSTOMERS PO BOX 509046 ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 921509046	60439.923	12.03%

BULL-SVC

TRUST COMPANY OF AMERICA 60 PO BOX 6503 ENGLEWOOD CO 80155	20646.406	11.54%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	13464.828	7.53%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	12523.263	7.00%

64

CONSUMER CYCLICAL-INV

CHARLES SCHWAB AND CO INC SPECIAL C OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	11114.722	31.11%

THOMAS N CANFIELD 6619 KINSMAN RD PITTSBURGH PA 152171310	10117.453	28.32%

HUTTON ENTERPRISES INC 38 SOUTH JUDD STREET HONOLULU HI 96817	6188.733	17.32%

JERRY G FAWBUSH 13111 MADDEN ROAD CHURUBUSCO IN 467239000	2437.439	6.82%

CONSUMER CYCLICAL-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	1194.173	80.11%

ERICH P WEBER 4217 LOWER PARK DR FAIRFAX VA 22030	89.301	5.99%

65

CONSUMER NON-CYCLICAL-INV

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	61843.241	51.25%

JOHN D GENTIS 263 AVALON AVE LAUDERDALE BY THE SEA FL 33308	6593.401	5.46%

GEORGE F HUTTON GEORGE F HUTTON REVOCABLE LIVING TRUST 38 SOUTH JUDD STREET HONOLULU HI 96817	6279.435	5.20%

CONSUMER NON-CYCLICAL-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	5737.643	30.57%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	2234.176	11.90%

CHRISTIANE COOK 1234 EMERSON ST PALO ALTO CA 94301	1273.437	6.78%

MICHAEL A BERNARD CAROL M SNOW-BERNARD 3760 S VISTA PL CHANDLER AZ 852485110	972.41	5.18%

66

ENERGY-INV

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	290101.052	29.89%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	244327.527	25.17%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	83256.015	8.58%

ENERGY-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	101860.39	25.10%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	94383.792	23.26%

FTC & CO PO BOX 173736 ATTN DAT7ALYNX 00573 DENVER CO 802173736	57719.941	14.22%

EUROPE 30-INV

RSBCO 107 N TRENTON ST RUSTON LA 71273	327630.804	42.96%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	86075.59	11.29%

67

EUROPE 30-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	188510.91	87.58%

FINANCIAL-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	183086.034	33.49%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	139028.332	25.43%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	27433.756	5.02%

68

FINANCIAL-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	53717.349	37.05%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	50221.413	34.64%

HEALTHCARE-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	55280.373	13.19%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	26933.211	6.43%

HEALTHCARE-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	14258.549	8.01%

INDUSTRIAL-INV

STEVEN N BERMAN MARYANN BERMAN 156 SHEPHERD LN ROSLYN HEIGHTS NY 11577	17478.647	57.86%

MARYANN BERMAN 156 SHEPHERD LANE ROSLYN HEIGHTS NY 11577	6324.218	20.93%

PROFUND ADVISORS LLC 7501 WISCONSIN AVE BETHESDA MD 20814	3736.802	12.37%

69

INDUSTRIAL-SVC

ELIZABETH TURBYFILL 1916 SPRINGDALE AVE CHARLOTTE NC 282035326	211.356	15.07%

ERIC L MENKEN 170 RIMER RD SALISBURY NC 28146	146.533	10.45%

JOHN W FREEZE 5813 STRATFORD CT HARRISBURG NC 28075	139.324	9.94%

JANELL SEFRIED 557 JESSE JAMES DR SAN JOSE CA 95123	96.376	6.87%

MARGARET B KELLER 1016 VALLEY STREET KANNAPOLIS NC 28081	90.622	6.46%

ANDRA LILLY 20355 CHRISTOFLE DRIVE CORNELIUS NC 28031	90.282	6.44%

JOE D HUTCHINSON 5205 WHISPERWOOD PL CHARLOTTE NC 28226	78.452	5.59%

INTERNET-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	193953.022	27.07%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	71932.647	10.04%

70

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	69012.055	9.63%

SCOTTRADE INC FBO JEFFERY S DANIELS P O BOX 31759 ST LOUIS MO 631310759	38856.969	5.42%

INTERNET-SVC

SCOTTRADE INC FBO SEAN MCENROE ROTH IRA P O BOX 31759 ST LOUIS MO 631310759	7661.385	20.35%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	6365.396	16.91%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	5688.418	15.11%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	5459.217	14.50%

TRUSTLYNX & CO P O BOX 173736 ATTN DATALYNX NO T26 DENVER CO 802173736	4253.499	11.30%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	3600.593	9.56%

71

LARGE-CAP GROWTH-INV

TRUST COMPANY OF AMERICA 32 7103 S REVERE PKY ENGLEWOOD CO 80112	35790.821	42.30%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	14701.842	17.38%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	11244.532	13.29%

LAGRANGE LANDSCAPE & MAINTENANCE INC PROFIT SHARING PLAN PO BOX 2267 ATTN JAN EVANS LAGRANGE GA 30241	4676.243	5.53%

LARGE-CAP GROWTH-SVC

ROBERT E SHANAHAN 1405 SQUIRE LANE CUMMING GA 300416746	4058.359	6.56%

WILLIAM E BARRY 12 COACHMAN LANE METHUEN MA 01844	3671.563	5.94%

LARGE-CAP VALUE-INV

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	180428.965	53.20%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	51335.02	15.14%

72

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	36112.399	10.65%

MESIROW FINANCIAL INC A C 2221-9214 350 NORTH CLARK STREET CHICAGO IL 606104796	24912.805	7.35%

LARGE-CAP VALUE-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	214493.638	83.36%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE NO 004 DENVER CO 802173736	31845.07	12.38%

MID-CAP GROWTH-INV

RSBCO 107 N TRENTON ST RUSTON LA 71273	141039.675	33.69%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	139886.503	33.41%

MESIROW FINANCIAL INC A C 2221-9214 350 NORTH CLARK STREET CHICAGO IL 606104796	65892.813	15.74%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	28401.548	6.78%

73

MID-CAP GROWTH-SVC

TRUST COMPANY OF AMERICA PSI-32 PO BOX 6503 ENGLEWOOD CO 80155	28138.997	42.32%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	26188.782	39.38%

MILLENNIUM TRUST COMPANY LLC FUNDS 966 820 JORIE BLVD OAK BROOK IL 605232284	7747.678	11.65%

MID-CAP VALUE-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	492612.769	23.12%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	250094.24	11.74%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	192559.768	9.04%

RSBCO 107 N TRENTON ST RUSTON LA 71273	124986.033	5.86%

MID-CAP VALUE-SVC

TRUST COMPANY OF AMERICA 60 PO BOX 6503 ENGLEWOOD CO 80155	116800.06	30.40%

RESOURCES TRUST CO CUST AKM FAZLE HUSSAIN ORP 403B 7 PO BOX 5900 DENVER CO 80217	57062.79	14.85%

74

IRA I BIGMAN 6310 NW 24TH ST BOCA RATON FL 334344316	19612.968	5.11%

MID-CAP-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	2467081.692	71.89%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	513627.393	14.97%

MID-CAP-SVC

TRUST COMPANY OF AMERICA 75 7103 S REVERE PKY ENGLEWOOD CO 80112	117613.074	42.84%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	98501.479	35.87%

MONEY MARKET-INV

PAUL M PRUSKY STEVEN G PRUSKY 25 EAST ATHENS AVE ARDMORE PA 19003	26107424.052	6.27%

MFI PARTNERS 25 E ATHENS AVE ARDMORE PA 19003	23284814.17	5.59%

75

MONEY MARKET -SVC

TRUST COMPANY OF AMERICA 75 PO BOX 6503 ENGLEWOOD CO 80155	184411563.657	76.14%

OTC-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	375710.905	22.60%

OTC-SVC

RESOURCES TRUST CO CUST AKM FAZLE HUSSAIN ORP 403B 7 PO BOX 5900 DENVER CO 80217	24013.993	35.42%

TRUST COMPANY OF AMERICA 60 PO BOX 6503 ENGLEWOOD CO 80155	18701.41	27.59%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	3787.407	5.59%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	3610.398	5.33%

PHARMACEUTICALS-INV

LPL FBO LPL CUSTOMERS PO BOX 509046 ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 921509046	202367.51	31.12%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	166515.968	25.61%

76

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	79149.469	12.17%

PHARMACEUTICALS-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	66918.012	27.19%

PRECIOUS METALS-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	438315.834	28.88%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	300561.484	19.80%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	137968.167	9.09%

SCOTTRADE INC FBO HERBERT N HAAR TR P O BOX 31759 ST LOUIS MO 631310759	79659.368	5.25%

PRECIOUS METALS-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	11099.44	13.06%

77

TRUST COMPANY OF AMERICA 154 PO BOX 6503 ENGLEWOOD CO 80155	9887.928	11.64%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	7764.572	9.14%

FTC & CO PO BOX 173736 ATTN DATALYNX 00573 DENVER CO 802173736	6648.632	7.83%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	5780.326	6.80%

REAL ESTATE-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	814078.424	18.03%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	808659.007	17.91%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	639560.45	14.17%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	544140.945	12.05%

78

REAL ESTATE-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	1027069.994	56.22%

TRUST COMPANY OF AMERICA 98 PO BOX 6503 ENGLEWOOD CO 80155	197538.115	10.81%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	195256.277	10.69%

RISING RATES-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	6341131.729	39.02%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	3071645.618	18.90%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	1905115.516	11.72%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	853766.483	5.25%

RISING RATES-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	265297.132	21.45%

79

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	217608.444	17.60%

TRUST COMPANY OF AMERICA 157 PO BOX 6503 ENGLEWOOD CO 80155	174556.822	14.12%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	113162.619	9.15%

SEMICONDUCTOR-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	455677.209	30.57%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	298667.603	20.03%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	100581.822	6.75%

SCOTTRADE INC FBO DAVID GOYKHMAN COVERDELL ESA P O BOX 31759 ST LOUIS MO 631310759	75251.669	5.05%

80

SEMICONDUCTOR-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	35427.958	27.45%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	31683.81	24.55%

TRUST COMPANY OF AMERICA 60 PO BOX 6503 ENGLEWOOD CO 80155	16529.291	12.81%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	11882.369	9.21%

TRUSTLYNX & CO P O BOX 173736 ATTN DATALYNX NO T26 DENVER CO 802173736	8646.341	6.70%

SHORT OTC-INV7

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	201227.584	30.29%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	151892.483	22.87%

SHORT OTC-SVC

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	30411.385	21.25%

81

TRUST COMPANY OF AMERICA 157 PO BOX 6503 ENGLEWOOD CO 80155	28574.235	19.96%

RICHARD L MYEROWITZ 100 WARWICK DRIVE MONROEVILLE PA 15146	11599.834	8.10%

SHORT SMALL-CAP-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	1822152.183	57.53%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	908220.042	28.68%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	186222.37	5.88%

SHORT SMALL-CAP-SVC

FTC & CO PO BOX 173736 ATTN DATALYNX 328 DENVER CO 802173736	52550.293	36.74%

TRUST COMPANY OF AMERICA 157 PO BOX 6503 ENGLEWOOD CO 80155	36068.147	25.22%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	25073.944	17.53%

82

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	14707.538	10.28%

SMALL-CAP GROWTH-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	109752.792	28.45%

MESIROW FINANCIAL INC A C 2221-9214 350 NORTH CLARK STREET CHICAGO IL 606104796	95181.34	24.67%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	43302.923	11.23%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	40371.915	10.47%

LPL FBO LPL CUSTOMERS PO BOX 509046 ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 921509046	21347.744	5.53%

SMALL-CAP GROWTH-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	14916.833	11.80%

TRUST COMPANY OF AMERICA PSI-32 PO BOX 6503 ENGLEWOOD CO 80155	14088.792	11.14%

83

SMALL-CAP VALUE-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	1103181.403	38.95%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	502593.182	17.74%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOU SE DENVER CO 80217	298420.329	10.54%

MESIROW FINANCIAL INC A C 2221-9214 350 NORTH CLARK STREET CHICAGO IL 606104796	146530.78	5.17%

SMALL-CAP VALUE-SVC

FTC & CO PO BOX 173736 ATTN DATALYNX 328 DENVER CO 802173736	490324.249	59.52%

TRUST COMPANY OF AMERICA PSI-32 PO BOX 6503 ENGLEWOOD CO 80155	171089.249	20.77%

SMALL-CAP-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	1109423.556	56.35%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	249280.706	12.66%

84

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	166239.35	8.44%

SMALL-CAP-SVC

FTC & CO PO BOX 173736 ATTN DATALYNX 328 DENVER CO 802173736	59148.26	44.08%

MILLENNIUM TRUST COMPANY LLC FUNDS 966 820 JORIE BLVD OAK BROOK IL 605232284	17934.915	13.37%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	10474.295	7.81%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	10380.316	7.74%

TECHNOLOGY-INV

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	138243.366	45.77%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	80446.806	26.63%

85

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	16440.14	5.44%

TECHNOLOGY-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	4502.176	28.87%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	2483.981	15.93%

FISERV SECURITIES INC FAO 82101687 2005 MARKET STREET SUITE 1200 ONE COMMERCE SQUARE PHILADELPHIA PA 19103	2000	12.82%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	1742.977	11.18%

SCOTTRADE INC FBO JEFFREY A LEADER P O BOX 31759 ST LOUIS MO 631310759	1695.987	10.88%

TRUSTLYNX & CO P O BOX 173736 ATTN DATALYNX NO T26 DENVER CO 802173736	1361.668	8.73%

TELECOMMUNICATIONS-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	34632.34	24.52%

86

NEW AQUARIAN SPECIAL 5 REVERE DR OPPORTUNITIES FUND LLC NORTHBROOK IL 60062	28105.677	19.90%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	11032.583	7.81%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	8750.486	6.20%

TELECOMMUNICATIONS-SVC

TRUSTLYNX & CO P O BOX 173736 ATTN DATALYNX NO T26 DENVER CO 802173736	12751.106	51.28%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	5457.625	21.95%

U.S. GOV PLUS-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	157461.103	55.14%

LPL FBO LPL CUSTOMERS PO BOX 509046 ATTN MUTUAL FUND OPERATIONS SAN DIEGO CA 921509046	25790.98	9.03%

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	23298.719	8.16%

87

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	18018.312	6.31%

U.S. GOV PLUS-SVC

TRUST COMPANY OF AMERICA 157 PO BOX 6503 ENGLEWOOD CO 80155	88261.23	49.73%

ULTRA DOW 30-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	275394.296	36.78%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	177241.924	23.67%

ULTRA DOW 30-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	122308.697	35.68%

ULTRABEAR-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS S AN FRANCISCO CA 94104	1513411.318	27.97%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	838715.038	15.50%

88

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	316698.772	5.85%

MISSOURI HOUSING AUTHORITIES PROPERTY & CASUALTY INC DBA MHAPCI 500 NORTHWEST PLAZA SAINT ANN MO 63074	283968.662	5.25%

ULTRABEAR-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	92027.587	27.36%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	68567.851	20.39%

FISERV SECURITIES INC FAO 81168122 2005 MARKET STREET SUITE 1200 ONE COMMERCE SQUARE PHILADELPHIA PA 19103	50660.874	15.06%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	20178.731	6.00%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	18338.178	5.45%

ULTRABULL-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	761748.52	29.44%

90

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	541388.761	20.92%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	204458.46	7.90%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	158806.112	6.14%

ULTRABULL-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	56990.903	19.73%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	46766.938	16.19%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	39791.453	13.77%

HARVEY MANES 110 NORTH GATE CIRCLE MELVILLE NY 11747	31278.653	10.83%

ULTRAJAPAN-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	593183.888	27.82%

91

CHARLES SCHWAB AND CO INC
SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	408032.096	19.14%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	213690.933	10.02%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	144597.407	6.78%

ULTRAJAPAN-SVC

FTC & CO PO BOX 173736 ATTN DATALYNX 328 DENVER CO 802173736	155409.316	50.34%

MILLENNIUM TRUST COMPANY LLC WALLCO WGO II 820 JORIE BLVD OAK BROOK IL 605232284	67430.037	21.84%

ULTRAMID-CAP-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	842595.188	27.39%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	698905.716	22.72%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	276015.774	8.97%

ULTRAMID-CAP-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	125091.867	35.33%

92

MILLENNIUM TRUST COMPANY LLC WALLCO WGO II 820 JORIE BLVD OAK BROOK IL 605232284	83947.878	23.71%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	33200.342	9.38%

ULTRAOTC-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	5466420.778	25.99%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	4192988.349	19.94%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	2690886.334	12.79%

ULTRAOTC-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	288673.015	21.45%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	282250.711	20.97%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	208323.296	15.48%

93

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	73163.82	5.44%

ULTRASHORT MID-CAP-INV

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	7952.4	18.05%

FRANCIS X MELLON 1075 MANNING ST GREAT FALLS VA 22066	6807.352	15.45%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	5579.582	12.66%

PROFUND ADVISORS LLC 7501 WISCONSIN AVE BETHESDA MD 20814	3866.667	8.78%

AMERITRADE INC FBO 7733015301 PO BOX 2226 OMAHA NE 681032226	3553.252	8.06%

PALMER G TIBBETTS 6291 FLEETWOOD CT GREENDALE WI 53129	3522.354	7.99%

SCOTTRADE INC FBO KENNETH RAY SCANLON IRA P O BOX 31759 ST LOUIS MO 631310759	2991.035	6.79%

ULTRASHORT MID-CAP-SVC

SHUI YUAN GONG 14 BALMORAL CRESCENT WHITE PLAINS NY 10607	3366.012	49.04%

94

SCOTTRADE INC FBO THOMAS L JOHNSTON IRA P O BOX 31759 ST LOUIS MO 631310759	1692.047	24.65%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	863.237	12.58%

KWEI CHUNG CHENG 41-60 MAIN STREET LANDMARK BUILDING NY 090 11355	827.636	12.06%

ULTRASHORT OTC-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	1911394.48	24.48%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	1805964.556	23.13%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	758527.099	9.71%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	418452.671	5.36%

ULTRASHORT OTC-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	145424.042	40.15%

95

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	39689.103	10.96%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	30608.276	8.45%

FISERV SECURITIES INC FAO 19766403 2005 MARKET STREET SUITE 1200 ONE COMMERCE SQUARE PHILADELPHIA PA 19103	24734.877	6.83%

ULTRASHORT SMALL-CAP-INV

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	541071.817	43.46%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	401655.907	32.26%

ULTRASHORT SMALL-CAP-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	9871.416	36.11%

AMERITRADE INC PO BOX 2226 OMAHA NE 681032226	3069.076	11.23%

YI CHEN ZHANG 4300 ATLANTIC AVE BROOKLYN NY 043 11224	2589.742	9.47%

MAN PING JIN 14 BALMORAL CRESCENT WHITE PLAINS NY 10607	2181.265	7.98%

96

WELCO INC 400 KELBY ST ONE PARKER PLAZA 12TH FL FORT LEE NJ 07024	2120.158	7.76%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	1846.401	6.75%

ULTRASMALL-CAP-INV

CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCOUNT OF CUSTOMERS 101 MONTGOMERY ST ATTN MUTUAL FUNDS SAN FRANCISCO CA 94104	2407589.006	25.55%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	1890353.231	20.06%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	1022312.964	10.85%

SCOTTRADE INC FBO CARL ROBERT COE P O BOX 31759 ST LOUIS MO 631310759	517680.05599999	5.49%

ULTRASMALL-CAP-SVC

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	464325.665	35.25%

MILLENNIUM TRUST COMPANY LLC WALLCO WGO II 820 JORIE BLVD OAK BROOK IL 605232284	122686.672	9.31%

97

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	115320.723	8.75%

TRUST COMPANY OF AMERICA PSI-32 PO BOX 6503 ENGLEWOOD CO 80155	78172.383	5.93%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	74968.703	5.69%

UTILITIES-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	327291.503	36.17%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	230519.671	25.47%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	96639.419	10.68%

UTILITIES-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	101782.576	35.21%

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	82647.992	28.59%

98

WIRELESS COMM-INV

NATIONAL INVESTOR SERVICES FBO 097-50000-19 55 WATER STREET 32ND FLOOR NY NY 10041 999	610897.577	30.92%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	415871.275	21.05%

SCOTTRADE INC FBO JEFFERY S DANIELS P O BOX 31759 ST LOUIS MO 631310759	213776.824	10.82%

WIRELESS COMM-SVC

MILLENNIUM TRUST COMPANY LLC WALLCO WGO II 820 JORIE BLVD OAK BROOK IL 605232284	186764.917	39.60%

FTC & CO PO BOX 173736 ATTN DATALYN 175 DENVER CO 802173736	154360.964	32.73%

TRUSTLYNX & CO P O BOX 173736 ATTN DATALYNX NO T26 DENVER CO 802173736	32026.626	6.79%

A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a ProFund (or class of shares thereof) may be deemed a “control person” (as defined in the 1940 Act) of the ProFund and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

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Each of the ProFunds intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

As a RIC, a ProFund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund intends to distribute substantially all of such income.

If, in any taxable year, a ProFund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the ProFund in computing its taxable income. In addition, the ProFund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends ( which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If a ProFund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the ProFund failed to qualify as a RIC for a period greater than one taxable year, the ProFund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the ProFund had been liquidated) in order to qualify as a RIC in a subsequent year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds intend to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund in October, November or December of that year with a record date in such a month and paid by the ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The amount of an income dividend or capital gains distribution declared by a ProFund during October, November or December of a year to shareholder of record as of a specified date in such a month that is paid during January of the following year will be deemed to be received by shareholders on December 31 of the prior year.

A dividend or capital gains distribution with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

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MARKET DISCOUNT

If a ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS AND SWAPS

Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a ProFund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In addition, the tax treatment of a payment made or received on a ProFund’s swap, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the ProFunds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by the ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

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CONSTRUCTIVE SALES

Under certain circumstances, each ProFund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon each ProFund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each ProFund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to transactions if such transaction is closed before the end of the 30th day after the close of the ProFund’s taxable year and the ProFund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed.

PASSIVE FOREIGN INVESTMENT COMPANIES

The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund receives a so-called “excess distribution” with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN TAXES

Each ProFund may be subject to certain taxes imposed by the countries in which it invests or operates. If a ProFund qualifies as a RIC and if more than 50% of the value of each ProFund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such ProFund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the ProFund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the ProFund’s shareholders. For any year for which a ProFund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that ProFund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. No credit may be claimed with respect to ProFund shares that have been held less than 16 days. In any year in which it elects to “pass through” foreign taxes to shareholders, a ProFund will notify shareholders within 60 days after the close of the ProFund’s taxable year of the amount of such taxes and the sources of its income.

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Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of each ProFund’s income flows through to its shareholders. With respect to each ProFund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a ProFund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each ProFund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals, and, for individuals, foreign taxes may not be deducted in computing the alternative minimum tax. If the ProFund is not eligible to make the election to “pass-through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce its investment company taxable income, and the distribution by the ProFund will be treated as U.S. source income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

SECTION 988 GAINS OR LOSSES

Gains or losses attributable to fluctuations in exchange rates which occur between the time each ProFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the ProFund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of each ProFund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, a ProFund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her ProFund shares.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the ProFund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may deduct the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the ProFund as capital gain dividends, whether paid in cash or in shares, are taxable as gain from the sale or exchange of an asset held for more than one year, regardless of how long the shareholder has held the ProFund’s shares. Capital gains dividends are not eligible for the dividends received deduction.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a ProFund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

If a shareholder has chosen to receive distributions in cash, and the postal (or other delivery) service is unable to deliver checks to the shareholder’s address of record, ProFunds will change the distribution option so that all distributions are automatically reinvested in additional shares. ProFunds will not pay interest on uncashed distribution checks.

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QUALIFIED DIVIDEND INCOME

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a ProFund shareholder to be qualified dividend income, the ProFund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the ProFund’s shares. A dividend will not be treated as qualified dividend income (at either the ProFund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. It is not expected that a significant portion of distributions from U.S. Government Plus, Rising Rates Opportunity and Money Market ProFunds will be derived from qualified dividend income.

Technical corrections legislation is pending which would change the preceding rule by substituting “121-day” for “120-day” and “181-day” for “180-day”. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if these technical corrections have already been enacted.

In general, distributions of investment income designated by a ProFund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such ProFund’s shares. In any event, if the aggregate qualified dividends received by a ProFund during any taxable year are 95% or more of its gross income, then 100% of the ProFund’s dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

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BACKUP WITHHOLDING

Each ProFund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders at the rate of 28%. Federal tax will be withheld if (1) the shareholder fails to furnish the ProFund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g. banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

Each ProFund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the ProFund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund’s shares; the total return on a shareholder’s investment will not be reduced as a result of the ProFund’s distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under recently enacted Treasury Regulations, if a shareholder recognizes a loss on a disposition of a ProFund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the non-money market ProFunds may advertise its historical performance. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

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Before-Tax Performance. Except for Money Market ProFund, all pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a ProFund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of ProFund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect at the time of the distribution or liquidation. The impact of taxes on the ProFunds’ distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

Standardized total return quotations will be compared separately for each of the Investor Class and Service Class Shares. Because of differences in the fees and/or expenses borne by each of the Investor Class and Service Class Shares, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

YIELD CALCULATIONS

From time to time, Money Market ProFund and U.S. Government Plus ProFund may advertise their “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of Money Market ProFund refers to the income generated by an investment in Money Market ProFund over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in Money Market ProFund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in Money Market ProFund’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of Money Market ProFund should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a ProFund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line

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Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund’s investment performance. In particular, performance information for the ProFunds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the “Capital Appreciation Funds” grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the “Small Company Growth Funds” grouping for the OTC ProFund and the UltraOTC ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

Further information about the performance of the ProFunds will be contained in the ProFunds’ annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch. represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, DeAM also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but DeAM will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

Other Information

The ProFunds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones or the Philadelphia Stock Exchange, and neither Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones or the Philadelphia Stock Exchange makes any representations regarding the advisability of investing in securities generally or in the ProFunds particularly or in the ability of any of the indices related to such companies, as set forth below (the “Indices”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P 500/Barra Value Index,” “S&P 500/Barra Growth Index,” “S&P Mid-Cap 400/Barra Growth Index,” “S&P Mid-Cap 400/Barra Value Index,” “S&P Small-Cap 600/Barra Growth Index,” and “S&P Small-Cap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Russell 2000® Index” is a trademark of the Frank Russell Company. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc. “Philadelphia Stock ExchangeTM Gold/Silver SectorSM Index” is a service mark of the Philadelphia Stock Exchange.

An index provider’s only relationship to the ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of

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the ProFunds or owners of the shares of the ProFunds into consideration in determining, composing or calculating the Indices. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the UltraDow 30 ProFund or Sector ProFunds (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds.

•	Consider the needs of the ProFunds or investors in the ProFunds in determining, composing or calculating their indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds, investors in the ProFunds or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

•	The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

FINANCIAL STATEMENTS

The Report of Independent Auditors and Financial Statements of the ProFunds for the fiscal year ended December 31, 2003 are incorporated herein by reference to the Trust’s Annual Report, such Financial Statements having been audited by PricewaterhouseCoopers LLP, independent auditors, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of March 31, 2004

Name	Ticker	Type	Industry	Country
Nokia Corporation	NOK	ADR	Telecommunications	FINLAND
HSBC Holdings PLC	HBC	ADR	Banks	BRITAIN
BP plc	BP	ADR	Oil&Gas	BRITAIN
Royal Dutch Petroleum	RD	NY Reg Shrs	Oil&Gas	NETHERLANDS
Vodafone Group PLC	VOD	ADR	Telecommunications	BRITAIN
SAP AG	SAP	ADR	Software	GERMANY
AstraZeneca PLC	AZN	ADR	Pharmaceuticals	BRITAIN
GlaxoSmithKline plc	GSK	ADR	Pharmaceuticals	BRITAIN
Unilever NV	UN	NY Reg Shrs	Food	NETHERLANDS
Total S.A.	TOT	ADR	Oil&Gas	FRANCE
STMicroelectronics NV	STM	NY Reg Shrs	Semiconductors	SWITZERLAND
Ericsson LM Telephone Co	ERICY	ADR	Telecommunications	SWEDEN
Business Objects S A	BOBJ	ADR	Software	FRANCE
Willis Group Holdings Ltd	WSH	Common Stock	Insurance	BRITAIN
DaimlerChrysler AG	DCX	Common Stock	Auto Manufacturers	GERMANY
Ryanair Holdings Plc	RYAAY	ADR	Airlines	IRELAND
Alcon Inc	ACL	Common Stock	Healthcare-Products	SWITZERLAND
ALCATEL	ALA	ADR	Telecommunications	FRANCE
Novartis AG	NVS	ADR	Pharmaceuticals	SWITZERLAND
Gucci Group Inc	GUC	NY Reg Shrs	Apparel	NETHERLANDS
Koninklijke Philips Electronics NV	PHG	NY Reg Shrs	Electronics	NETHERLANDS
Siemens AG	SI	ADR	Miscellaneous Manufactur	GERMANY
ASML Holding NV	ASML	NY Reg Shrs	Semiconductors	NETHERLANDS
Shire Pharm Group	SHPGY	ADR	Pharmaceuticals	BRITAIN
Aventis	AVE	ADR	Pharmaceuticals	FRANCE
Shell Transport and Trading Co PLC	SC	ADR	Oil&Gas	BRITAIN
Elan Corp PLC	ELN	ADR	Pharmaceuticals	IRELAND
UBS AG	UBS	Common Stock	Banks	SWITZERLAND
Vivendi Universal	V	ADR	Media	FRANCE
	DEO	ADR	Beverages	BRITAIN

Eligible countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

A-1

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS :

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-”CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the “Classic ProFunds VP,” “Ultra ProFunds VP VP,” “Inverse ProFunds VP,” “Sector ProFunds VP,” “Bond Benchmarked ProFunds VP” and the ProFund VP Money Market, as follows (each, a “ProFund VP”, and collectively, the “ProFunds VP”):

CLASSIC PROFUNDS VP	SECTOR PROFUNDS VP
Bull	Airlines
Mid-Cap	Banks
Small-Cap	Basic Materials
OTC	Biotechnology
Large-Cap Value	Consumer Cyclical
Large-Cap Growth	Consumer Non-Cyclical
Mid-Cap Value	Energy
Mid-Cap Growth	Financial
Small-Cap Value	Healthcare
Small-Cap Growth	Industrial
Asia 30	Internet
Europe 30	Leisure Goods & Services
Japan	Oil Drilling Equipment & Services
Pharmaceuticals
ULTRA PROFUNDS VP	Precious Metals
Bull Plus	Real Estate
UltraBull	Semiconductor
UltraMid-Cap	Technology
UltraSmall-Cap	Telecommunications
UltraDow 30	Utilities
UltraOTC	Wireless Communications
UltraEurope
BOND BENCHMARKED PROFUNDS VP
INVERSE PROFUNDS VP	U.S. Government Plus
Bear	Rising Rates Opportunity
Short Small-Cap
Short OTC	PROFUND VP MONEY MARKET
UltraBear
UltraShort OTC

The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each non-money market ProFund VP seeks investment results that correspond each day to a specified benchmark. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds VP may be created from time to time.

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (the “Advisor”).

The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Because of the inherent risks in any investment, there can be no assurance that a ProFund VP’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus, dated May 1, 2004, which incorporates this SAI by reference. The financial statements and related report of the independent auditors included in the annual report of the ProFunds VP for the fiscal year ended December 31, 2003, are incorporated by reference into this SAI. A copy of the Prospectus or annual report is available, without charge, upon request to the address above or by telephone at the numbers above.

The date of this SAI is May 1, 2004.

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STATEMENT OF ADDITIONAL INFORMATION

3

PROFUNDS VP

ProFunds (the “Trust”) is an open-end management investment company that currently comprises multiple separate series. Forty-nine series are discussed herein, each of which are offered to insurance company separate accounts, and other series may be added in the future. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. All of the ProFunds VP, except for ProFund VP Money Market, are classified as non-diversified. The investments made by a ProFund VP and the results achieved by the ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFund VP.

GENERAL

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to ProFunds VP by ProFund Advisors LLC, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 (the “Advisor”).

The investment restrictions of the ProFunds VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees of the ProFunds VP without the approval of shareholders.

It is the policy of the non-money market ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund VP. A ProFund VP is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of the ProFund VP’s objectives. Also, there can be no assurance that any ProFund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the ProFund at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and falling markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and rising markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

A non-money market ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable; the Board of Trustees believes that the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund VP will achieve its objective.

Certain ProFunds VP have non-fundamental investment policies obligating such a ProFund VP to commit, under normal market conditions, at least 80% of its assets to investments that, in combination, have economic

4

characteristics similar to the type of investments suggested by its name. For purposes of such an investment policy, “assets” includes the ProFund VP’s net assets, as well as any amounts borrowed for investment purposes. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund VP’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund VP’s net assets that are segregated or earmarked on the ProFund VP’s books and records or being used for collateral, as required by applicable regulatory guidance or otherwise used to cover such investment exposure. The Trust’s Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in such an investment policy.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the ProFund VP’s respective benchmarks. Rather, the Advisor primarily uses mathematical analysis to determine the investments a non-money market ProFund VP makes and techniques it employs. While the Advisor attempts to maximize correlation to each non-money market ProFund VP’s benchmark, certain factors will tend to cause a ProFund VP’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

Additional information concerning the characteristics of the investments of the ProFund VP’s is set forth below.

EQUITY SECURITIES

The ProFunds VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in equity securities. The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds VP are particularly sensitive to these market risks.

FOREIGN INVESTMENT RISK

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Special U.S. tax considerations may apply to a ProFund VP’s investment in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds VP may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds VP’s receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of

5

business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds VP may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the ProFunds’ VP investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In this event, the ProFunds VP could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the ProFunds’ VP shareholders.

Each non-money market ProFund VP also may invest in Depositary Receipts (see below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges.

The ProFund VP Europe 30, ProFund VP Asia 30, ProFund VP Japan and ProFund VP UltraEurope are subject to the general risks associated with foreign investment. Because each of these ProFunds VP focuses its investments in a particular geographical region or country, it may experience the general risks discussed above to a heightened degree or may be exposed to risks specific to the region or country in which it invests, as described below.

Exposure to European Companies

Each of the ProFund VP Europe 30 and ProFund VP UltraEurope focuses its investments in securities providing economic exposure to companies located or operating in Europe. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain European countries would not also be expropriated, nationalized or otherwise confiscated.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

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Issuers of securities in some European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

Exposure to Asian Companies

The ProFund VP Asia 30 focuses its investments in securities of companies in the ProFunds Asia 30 Index. Currently, the ProFunds Asia 30 Index comprises companies located or operating in Australia, China, Hong Kong, India, Indonesia, New Zealand, the Philippines, South Korea, Singapore and Taiwan (each an “Asian country” and collectively, “Asian countries”).

Each Asian country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.

Certain Asian countries at times have had managed currencies which were maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. Certain Asian countries have also restricted the free conversion of their currency into foreign currencies, including the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997, South Korea’s currency, the “won,” lost 95% of its value against the U.S. dollar.

Investment in companies located in China is subject to significant political risks. China retains a communist political system, but has taken steps to promote economic reforms and transform its economy into a market system. An investment in a company located in China is subject to the risk that (1) political instability may arise as a result of indecisive leadership; (2) hard-line Communists might regain the political initiative; (3) social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and (4) the threat of armed conflict exists over the unresolved situation concerning Taiwan. A number of Asian companies and countries are highly dependent on foreign loans, which may subject them to outside influence by other companies, countries or super-national organizations, for example in 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and others that impose strict repayment term schedules and require significant economic and financial restructuring.

Exposure to Japanese Companies

The ProFund VP Japan invests a large portion of its assets in securities providing economic exposure to companies located or operating in Japan. Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan’s economic problems. Japan’s currency, the “yen,” has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities or instruments giving economic exposure to such instruments. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of

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alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Foreign trade overseas is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

DEPOSITARY RECEIPTS

Each non-money market ProFund VP may invest in Depositary Receipts (“DRs” ). For many foreign securities, U.S. dollar denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds VP can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The non-money market ProFunds VP may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

Types of DR’s include American Depositary Receipts (ADR’s), Global Depositary Receipts and New York Shares. ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each non-money market ProFund VP may also invest in and ordinary shares of foreign issuers traded directly on U.S. exchanges.

CURRENCY RISK

The ProFunds VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) and in particular, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraEurope, ProFund VP Pharmaceuticals and ProFund VP Precious Metals, may invest in securities that trade in, or receive revenues in, foreign currencies. To the extent that a ProFund VP does so, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in

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foreign countries may fluctuate significantly over short periods of time. ProFund VP assets which are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. The U.S. traded Nikkei futures and options contracts utilized by UltraJapan ProFund are not sensitive to changes in the dollar/yen exchange rate.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund VP, other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may invest in real estate investment trusts (“REITS”). Equity REITS invest primarily in real property while mortgage REITS make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITS are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

The non-money market ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered.

The ProFunds VP generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund VP’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing transactions with respect to options on futures contracts. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund VP purchases or sells a futures contract, or sells an option thereon, the ProFund VP “covers” its position. To cover its position, a ProFund VP may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds VP (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

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The non-money market ProFunds VP may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”) and is therefore not subject to CPO registration and regulation under the CEA.

A ProFund VP may “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will earmark, segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently, inverse to the futures contract. A ProFund VP may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund VP will earmark, segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently with a long position in the futures contract. A ProFund VP may cover long or short positions in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds VP (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may also cover its sale of a call option by taking positions in instruments, the prices of which are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

The non-money market ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. See “Taxation” herein.

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A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP either (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The non-money market ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the ProFund VP’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the AMEX, and other exchanges (“Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund VP’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

The non-money market ProFunds VP may buy and write (sell) options on securities for the purpose of realizing their respective investment objective. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of,

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in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund VP that writes an option wishes to terminate the ProFund VP’s obligation, the ProFund VP may effect a “closing purchase transaction.” The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option which the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

The non-money market ProFunds VP may engage in short sales. To complete such a transaction, a ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time

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of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund VP also will incur transaction costs in effecting short sales.

A ProFund VP will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund VP replaces the borrowed security. A ProFund VP will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund VP may be required to pay, if any, in connection with a short sale.

The ProFunds VP may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund VP is borrowed and sold short. Whenever a ProFund VP engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

SWAP AGREEMENTS

The non-money market ProFunds VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the ProFunds VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights )(the “net amount”).

A ProFund VP’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the non-money market ProFunds VP and the Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund’s borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for the purposes of the ProFunds’ VP illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each non-money market ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons

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or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Depending upon market conditions or for other reasons, the Advisor may substitute physical securities for a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during its term. The timing and character of any income, gain or loss recognized by the ProFund VP on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFunds’ VP transactions in swap agreements.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

U.S. GOVERNMENT SECURITIES

Each non-money market ProFund VP also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these ProFunds VP employ, or for liquidity purposes. The ProFund VP U.S. Government Plus may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The ProFund VP Rising Rates Opportunity may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies,

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such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP’s portfolio investments in these securities.

REPURCHASE AGREEMENTS

The ProFunds VP also may enter into repurchase agreements with financial institutions in pursuit of their investment objectives, as “cover” for the investment techniques the ProFunds VP employ, or for liquidity purposes. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms which is a party to a repurchase agreement with the non-money market ProFunds VP will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% (10% with respect to ProFund VP Money Market) of the ProFund VP’s total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor and, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The ProFunds VP may use reverse repurchase agreements as part of each ProFund VP’s investment strategy. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund VP intends to use the reverse repurchase technique only when it will be to the ProFund VP’s advantage to do so. The ProFunds VP will segregate with their custodian bank cash or liquid instruments equal in value to the ProFund VP’s obligations in respect of reverse repurchase agreements.

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CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each ProFund VP may invest all or part of the ProFund VP’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

The ProFunds VP may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund VP’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will fluctuate more when the ProFund VP is leveraging its investments than would otherwise be the case. Inverse ProFunds VP will do the opposite. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, a ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund VP’s assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including weekends and holidays), will reduce the amount of the ProFund VP’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund VP’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each of the non-money market ProFunds VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, a ProFund VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP’s total assets. Loans would be subject to termination by the lending ProFund VP on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund VP and that ProFund VP’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

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WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each non-money market ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. A ProFund VP will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the ProFund VP Money Market) of the ProFund VP’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund VP’s purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a ProFund VP’s net asset value or income will be adversely affected by the ProFund VP’s purchase of securities on a when-issued or delayed delivery basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP’s shareholders will indirectly bear the ProFund VP’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP ‘s own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP’s own operations.

ILLIQUID SECURITIES

Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% (10% with respect to the ProFund VP Money Market) of the ProFund VP’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the “Commission” or “SEC”), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

At the time of investment, the ProFund VP Money Market’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the ProFund VP Money Market), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the ProFund VP Money Market’s net assets. If changes in the liquidity of certain securities cause the ProFund VP Money Market to exceed such 10% limit, the ProFund VP Money Market will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the ProFund VP Money Market.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying

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sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of ProFunds has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP’s liquidity.

PORTFOLIO QUALITY AND MATURITY (PROFUND VP MONEY MARKET)

The ProFund VP Money Market will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the ProFund VP Money Market invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations (“NRSRO”) (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by the Advisor, under the supervision of the Board of Trustees, to be of comparable quality. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees, will also determine that all securities purchased by ProFund VP Money Market present minimal credit risks.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (PROFUND VP MONEY MARKET)

ProFund VP Money Market may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks which are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Bank obligations in which ProFund VP Money Market invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of ProFund VP Money Market’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, ProFund VP Money Market may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. ProFund VP Money Market may invest more than 25% of its assets in the foreign and domestic bank obligations described above. ProFund VP Money Market’s concentration of its investments in bank obligations will cause ProFund VP Money Market to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in the Appendix.

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COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET BACKED SECURITIES (PROFUND VP MONEY MARKET)

COMMERCIAL PAPER. ProFund VP Money Market may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by ProFund VP Money Market must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security), or if not rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by ProFund VP Money Market must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between ProFund VP Money Market and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, ProFund VP Money Market will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, ProFund VP Money Market might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OTHER DEBT OBLIGATIONS. ProFund VP Money Market may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the ProFund VP Money Market’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by the Advisor to be of comparable quality.

CREDIT ENHANCEMENT. Certain of ProFund VP Money Market’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to ProFund VP Money Market and affect ProFund VP Money Market’s share price. ProFund VP Money Market may have more than 25% of its total assets invested in securities issued by or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. ProFund VP Money Market may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of Trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

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The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which ProFund VP Money Market may invest are limited to those which satisfy the requirements contained in Rule 2a-7.

The yield characteristics of the asset-backed securities in which ProFund VP Money Market may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if ProFund VP Money Market purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if ProFund VP Money Market purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by ProFund VP Money Market are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

The nature of the ProFunds VP will cause the ProFunds VP to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds VP. In addition, a ProFund VP’s portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. Because each ProFund VP’s portfolio turnover rate, to a great extent, will depend on the purchase and redemption activity of the ProFund VP’s investors, it is difficult to estimate what the ProFund VP’s actual portfolio turnover rate will be in the future. ProFunds expects, however, that the portfolio turnover experienced by the ProFunds will be substantial. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the non-money market ProFunds VP invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund VP is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year.

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SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

CORRELATION AND TRACKING Several factors may affect the ability of the ProFunds VP to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund VP’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund VP; (2) less than all of the securities in the index underlying a ProFundVP’s benchmark being held by a ProFund VP and/or securities not included in the index being held by a ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark ; (8) the need to conform a ProFund VP’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund VP may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Ultra ProFunds VP, ProFund VP UltraBear, ProFund VP UltraShort OTC and the Bond Benchmarked ProFunds VP employ leverage as a principal investment strategy and all of the ProFunds VP may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFunds’ VP shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest which would decrease the ProFund VP’s total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds VP not been leveraged. While the above ProFunds VP use leverage as a primary investment technique.

NON-DIVERSIFIED STATUS. Each non-money market ProFund VP is a “non-diversified” series. A non-money market ProFund VP is considered “non-diversified” because a relatively high percentage of the ProFund VP’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund VP’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds VP that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

INVESTMENT RESTRICTIONS

Each ProFund VP has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a “majority” of the outstanding shares of a ProFund VP, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of

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the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A ProFund VP may not:

(i)	(a) (ProFund VP UltraOTC, ProFund VP UltraSmall-Cap, ProFund VP Europe 30, ProFund VP Bull, ProFund VP UltraBull, ProFund VP UltraEurope, ProFund VP Bear, ProFund VP UltraBear, and ProFund VP UltraShort OTC only) Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto);

(b) ProFund VP Money Market may invest more than 25% of its total assets, taken at market value at the time of each investment, in the obligations of U.S. and foreign banks and other financial institutions;

(c) Each other ProFund VP, not subject to Investment Restriction (i) above, may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information to approximately the same extent as its benchmark index; and

(d) Each non-money market ProFund VP may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

(ii)	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

(iii)	Issue senior securities to the extent such issuance would violate applicable law.

(iv)	Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. A ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the investment policies of the ProFund VP as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(v)	Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

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(vi)	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

Each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information. For purposes of determining whether the ProFunds VP are concentrated in an industry or group of industries, the Trust uses the industry sub-group classifications provided by Bloomberg, L.P.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds VP (except ProFund VP UltraEurope) are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The net asset value of the shares of ProFund VP UltraEurope is determined as of the latest close of trading of the three exchanges tracked by the ProFunds Europe Index (ordinarily 2:00 p.m. Eastern Time) on each day the NYSE, London Stock Exchange, Frankfurt Stock Exchange and Paris Stock Exchange are open for business (see Prospectus for applicable holiday closings).

To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP’s principal trading market(s) is closed, the value of a ProFund VP’s shares may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares.

The net asset value per share of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP’s assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. ProFund VP Money Market’s net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ/NMS, are valued at the closing price, if available, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time as of which the net asset value per share of a ProFund VP is determined. If there was no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP) prior that time at which a ProFund VP calculates net asset value. Alternatively if there was no sale on that day, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and

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responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

AMORTIZED COST VALUATION

ProFund VP Money Market will utilize the amortized cost method in valuing its portfolio securities, which does not take into account unrealized capital gains or losses. This method involves valuing each security held by ProFund VP Money Market at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by ProFund VP Money Market will not be reflected in ProFund VP Money Market’s net asset value. The Board of Trustees will monitor the valuation of assets of this method and will make such changes as it deems necessary to assure that the assets of ProFund VP Money Market are valued fairly in good faith.

ProFund VP Money Market’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 adopted by the Commission. Under this rule, ProFund VP Money Market must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review ProFund VP Money Market’s holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of ProFund VP Money Market’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of ProFund VP Money Market’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Board of Trustees must cause ProFund VP Money Market to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing ProFund VP Money Market’s assets by using available market quotations.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund VP, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

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The policy of each ProFund VP regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy of each ProFund VP is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Similarly, purchases and sales of securities on behalf of ProFund VP Money Market usually are principal transactions. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement the policies of the ProFunds VP, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

Subject to the requirements of best execution, the Advisor may consider sales of Trust shares as a factor in the selection of broker-dealers to execute portfolio transactions.

For the fiscal years ended December 31, 2001, 2002 and 2003, each ProFund VP paid brokerage commissions in the following amounts:

	2001	2002	2003
ProFund VP Bull	$17,831	$123,629	$147,088
ProFund VP Small-Cap	343,956	143,260	62,231
ProFund VP OTC	9,946	21,999	22,883
ProFund VP Mid-Cap Value	N/A	254,472	336,366
ProFund VP Mid-Cap Growth	N/A	159,988	158,860
ProFund VP Small-Cap Value	N/A	246,811	418,091
ProFund VP Small-Cap Growth	N/A	152,774	224,586
ProFund VP Asia 30	N/A	119,819	193,449
ProFund VP Europe 30	283,028	288,928	152,396
ProFund VP Japan	N/A	20,836	54,675
ProFund VP UltraBull	225,839	503,604	146,415

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ProFund VP UltraMid-Cap	N/A	235,792	72,633
ProFund VP UltraSmall-Cap	479,389	497,802	143,045
ProFund VP UltraOTC	44,123	34,576	47,059
ProFund VP Bear	23,175	80,440	66,570
ProFund VP Short Small-Cap	N/A	760	1,036
ProFund VP Short OTC	N/A	5,100	25,678
ProFund VP Banks	N/A	67,102	43,018
ProFund VP Basic Materials	N/A	66,695	93,072
ProFund VP Biotechnology	796	35,072	27,781
ProFund VP Consumer Cyclical	N/A	63,947	63,496
ProFund VP Consumer Non-Cyclical	N/A	51,506	41,383
ProFund VP Energy	3,945	153,863	106,352
ProFund VP Financial	12,344	144,181	61,775
ProFund VP Healthcare	4,175	83,694	85,579
ProFund VP Industrial	N/A	11,813	38,951
ProFund VP Internet	N/A	16,189	42,070
ProFund VP Pharmaceuticals	N/A	45,882	77,855
ProFund VP Precious Metals	N/A	-0-	-0-
ProFund VP Real Estate	29,768	351,663	201,800
ProFund VP Semiconductor	N/A	42,145	66,110
ProFund VP Technology	1,212	42,432	59,662
ProFund VP Telecommunications	85	97,099	102,983
ProFund VP Utilities	20,780	200,033	194,663
ProFund VP U.S. Government Plus	N/A	720	4,320
ProFund VP Rising Rates Opportunity	N/A	1,395	8,591
ProFund VP Money Market	-0-	-0-	-0-

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2003.

The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the ProFunds VP investors.

The Trust is required to identify securities of its “regular brokers or dealers” held by a ProFund VP at the end of its most recently completed fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amount of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. During the fiscal year ended December 31, 2003, the following ProFunds VP held securities of regular brokers or dealers to the Trust:

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2003	Name of Broker or Dealer
ProFund VP Bull	$113,546	Merrill Lynch & Co., Inc.
	356,215	Prudential Financial, Inc.
ProFund VP UltraBull	299,350	Merrill Lynch & Co., Inc.
	130,322	Prudential Financial, Inc.
ProFund VP Financial	512,718	Merrill Lynch & Co., Inc.

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MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

Trustees

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): Managing Director (March 1993 to Present)	104	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to Present); Delancey Investment Group, Inc. (Real Estate Development): Vice President (May 1996 to December 2000)	104	AMC Delancey Group, Inc.
Interested Trustee

Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present)	104

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

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Executive Officers

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President Secretary	Indefinite; February 2003 to present April 1997 to February 2003	President of the Advisor (May 1997 to present).

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/66	Secretary	Indefinite; February 2003 to present	Vice President and Chief Legal Counsel of the Advisor (July 2001 to present); GE Investment Management Inc.: Vice President and Associate General Counsel (April 1998 to June 2001); Kirkpatrick & Lockhart LLP: Attorney (Prior to April 1998).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	BISYS Fund Services: Vice President of Financial Services (April 2002 to present); KPMG LLP: Senior Manager (August 1993 to March 2002).

John Danko 60 State Street Boston, MA 02109 Birth Date: 4/67	Vice President	Indefinite; August 1999 to present	BISYS Fund Services: Director of Client Services (February 1997 to present).

Audit Committee

The Board of Trustees has an Audit Committee, whose function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, and to oversee the quality and objectivity of the Trust’s financial statements and the audit thereof. The Audit Committee currently consists of Messrs. Reynolds and Wachs. The Audit Committee held two (2) meetings during the fiscal year ended December 31, 2003.

Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds VP, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2003.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	None	None
Michael C. Wachs	None	None

Interested Trustee
Michael L. Sapir	None	None

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As of April 1, 2004, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund VP.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2003.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

•	the Trust;

•	an officer of the Trust;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	the Advisor or the principal underwriter of the ProFunds VP,

•	an officer of the Advisor or the principal underwriter of the ProFunds VP;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP.

Trustee Compensation

For the fiscal year ended December 31, 2003, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$10,500	$0	$0	$10,500
Michael C. Wachs, Trustee	$10,500	$0	$0	$10,500

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

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*	Prior to January 1, 2004, the Trust paid each Trustee who is not an employee of the Advisor or its affiliates $2,500 for attendance at each regular meeting of the Board of Trustees and $500 for attendance at each special meeting of the Board of Trustees. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. Effective January 1, 2004, each Trustee who is not an employee of the Advisor or its affiliates shall be entitled to compensation for his services as Trustee at the rate of (i) $10,000 per year; (ii) an additional $2,500 for each Board meeting attended by him in person, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; (iii) $1,500 per special meeting attended by him in person; and (iii) an additional $500 per each board meeting participated in by him via telephone.

**	The Trust does not accrue pension or retirement benefits as part of ProFund VP expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund VP, and the Advisor dated October, 1997 and most recently amended and restated as of December 17, 2003 (the “Agreement” or “Advisory Agreement”), each ProFund VP, except ProFund VP UltraEurope and ProFund VP U.S. Government Plus, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. ProFund VP UltraEurope and ProFund VP U.S. Government Plus pay the Advisor a fee at an annualized rate of 0.90% and 0.50%, respectively, of its average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of the ProFund VP, subject to the general supervision and control of Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D. who may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

The Board last approved the Advisory Agreement at meetings held on September 24, 2003 and December 17, 2003. In determining whether it was appropriate to approve the Advisory Agreement on behalf of the ProFunds VP, the Board requested information, provided by the Advisor, that it believed to be reasonably necessary to reach its conclusion, including: (i) the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year ended December 31; (v) information regarding advisory fees earned versus advisory fees waived for the past three fiscal years and the most recent six-month fiscal period ended June 30; (vi) performance correlation analysis showing how each Fund performed versus its benchmark index for the prior fiscal year ended December 31 and the most recent six-month fiscal period ended June 30; (vii) detailed comparative industry fee data; and (viii) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring each ProFund VP’s compliance with regulatory requirements and Trust procedures.

The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. The Trustees decided to approve the Advisory Agreement on the basis of the following considerations, among others:

•	The fairness and reasonableness of the investment advisory fee payable to ProFund Advisors under the Advisory Agreement in light of the investment advisory services provided, the costs of these services, and the comparability of the fees paid to fees paid by other investment companies;

•	The nature, quality and extent of the investment advisory services provided by ProFund Advisors, in light of the high quality services provided by ProFund Advisors in its management of the ProFunds VP and the ProFunds VP’ historic performance, including the success of the ProFunds VP in tracking benchmarks and achieving stated investment objectives;

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•	The Advisor’s entrepreneurial commitment to the management of the ProFunds VP and the creation of a broad-based family of funds, which could entail a substantial commitment of ProFund Advisor’s assets to the successful operation of the ProFunds VP;

•	The Advisor’s representations regarding its staffing and capabilities to manage the ProFunds VP, including the retention of personnel with relevant portfolio management experience; and

•	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of ProFund Advisors.

Because the objective of the ProFunds VP is to seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark, the Trustees, including those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), paid particular attention to information they had received relating to the correlation of each Fund to its benchmark. In this connection, the Trustees, including the Independent Trustees, considered the mathematical effect of compounding on the daily correlations, the portfolio management challenges posed by the cash flows in and out of the Funds, and ProFunds Advisors’ success in using swaps, futures and other sophisticated portfolio instruments to meet the challenges posed by those cash flows. The Trustees also considered steps taken by ProFunds Advisors to minimize commissions and other trading costs for portfolio transactions as a way of seeking to maximize the daily correlation of each Fund to its benchmark. In the case of Funds whose benchmark is a multiple of an index, the Trustees also took into account the heightened challenges posed by the need to calibrate and adjust market exposures for those Funds. The Trustees concluded that the correlations achieved by the ProFunds VP were consistent with the expectations of the Board and the shareholders. This was a material factor in the decision of the Trustees, including the Independent Trustees, to reapprove the advisory contracts for all ProFunds VP that would otherwise have expired.

In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Advisory Agreement was consistent with the best interests of the each ProFund VP and its shareholders.

For the fiscal years ended December 31, 2001, 2002 and 2003, the Advisor was entitled to, and voluntarily waived, advisory fees in the following amounts for each of the ProFunds VP:

ADVISORY FEES FYE 12/31

	2001		2002		2003
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$36,109	—	$334,546	—	$823,805	—
ProFund VP Small-Cap	43,040	$14,621	242,241	—	454,879	—
ProFund VP OTC	264,925	—	395,840	$22,509	826,562	—
ProFund VP Mid-Cap Value	N/A	N/A	63,057	19,159	174,229	$18,877
ProFund VP Mid-Cap Growth	N/A	N/A	51,676	13,731	239,972	10,340
ProFund VP Small-Cap Value	N/A	N/A	56,167	29,421	298,812	32,795
ProFund VP Small-Cap Growth	N/A	N/A	73,214	17,316	443,105	9,415
ProFund VP Asia 30	N/A	N/A	32,181	2,072	158,792	—
ProFund VP Europe 30	314,701	—	293,928	17,827	514,551	—
ProFund VP Japan	N/A	N/A	23,019	1,904	112,282	—
ProFund VP UltraBull	433,114	—	422,488	65,794	297,895	72,298
ProFund VP UltraMid-Cap	N/A	N/A	50,875	21,442	167,351	19,647
ProFund VP UltraSmall-Cap	295,632	—	311,617	59,574	407,248	10,951
ProFund VP UltraOTC	647,699	—	414,942	47,937	486,390	13,134
ProFund VP Bear	153,077	—	553,504	32,759	874,692	—
ProFund VP Short Small-Cap	N/A	N/A	3,961	—	6,721	5,417
ProFund VP Short OTC	N/A	N/A	162,729	—	286,937	2,126
ProFund VP Banks	N/A	N/A	57,161	8,293	41,841	14,717
ProFund VP Basic Materials	N/A	N/A	22,605	5,623	73,441	4,566
ProFund VP Biotechnology	142,282	—	150,658	29,286	169,728	12,263
ProFund VP Consumer Cyclical	N/A	N/A	11,413	8,516	29,756	12,377
ProFund VP Consumer Non-Cyclical	N/A	N/A	53,941	6,850	28,462	10,956

31

ProFund VP Energy	125,484	—	142,693	28,384	108,108	13,662
ProFund VP Financial	86,798	—	181,707	31,641	117,814	12,417
ProFund VP Healthcare	119,883	—	166,621	29,837	142,691	10,010
ProFund VP Industrial	N/A	N/A	6,473	4,808	26,263	8,016
ProFund VP Internet	N/A	N/A	43,001	3,246	132,426	4,902
ProFund VP Pharmaceuticals	N/A	N/A	30,612	4,786	53,121	4,708
ProFund VP Precious Metals	N/A	N/A	117,894	—	313,550	618
ProFund VP Real Estate	159,050	—	261,933	43,807	180,712	8,947
ProFund VP Semiconductor	N/A	N/A	23,046	8,862	96,372	7,990
ProFund VP Technology	73,205	—	91,878	28,708	155,594	—
ProFund VP Telecommunications	38,735	—	53,306	12,356	51,642	5,080
ProFund VP Utilities	99,360	—	139,360	30,078	145,645	12,668
ProFund VP U.S. Government Plus	N/A	N/A	190,741	—	269,935	3,988
ProFund VP Rising Rates Opportunity	N/A	N/A	40,411	6,610	298,038	—
ProFund VP Money Market	32,265	—	464,196	87,194	503,125	240,736

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2003.

ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.73% and 1.35% for ProFund VP U.S. Government Plus and ProFund VP Money Market, respectively, and 1.98% for all other ProFunds VP through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

CODES OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP . There can be no assurance that the codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund VP; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor’s code are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The Codes are on file with the SEC and are available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution,

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reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Effective August 31, 2004, information on how the ProFunds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004 will be available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the ProFunds web site, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

ADMINISTRATOR, TRANSFER AGENT and FUND ACCOUNTING AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of The BISYS Group, Inc. and an affiliate of the Distributor. BISYS acts as Administrator to the ProFunds VP. The Administrator provides ProFunds VP with

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all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds VP under Federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.

The Trust, as of January 1, 2004, pays BISYS an annual fee, for its services as Administrator, based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis. Prior to January 1, 2004, the Trust paid BISYS a fee ranging from 0.05% of aggregate average monthly net assets of $0 to $2 billion to 0.02% of aggregate average monthly net assets of $10 billion and over, on an annual basis.

For the fiscal years ended December 31, 2001, 2002 and 2003, BISYS, as Administrator was paid, and voluntarily waived, administration fees in the following amounts for each of the ProFunds VP:

ADMINISTRATION FEES FYE 12/31

	2001		2002		2003
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$1,555	—	$23,229	—	$52,126	—
ProFund VP Small-Cap	1,433	—	17,019	—	28,543	—
ProFund VP OTC	15,693	—	27,611	—	52,355	—
ProFund VP Mid-Cap Value	N/A	N/A	2,108	—	10,897	—
ProFund VP Mid-Cap Growth	N/A	N/A	2,581	—	15,081	—
ProFund VP Small-Cap Value	N/A	N/A	2,092	—	18,574	—
ProFund VP Small-Cap Growth	N/A	N/A	4,010	—	27,803	—
ProFund VP Asia 30	N/A	N/A	1,326	—	9,891	—
ProFund VP Europe 30	23,271	—	20,551	—	32,396	—
ProFund VP Japan	N/A	N/A	880	—	7,039	—
ProFund VP UltraBull	22,554	N/A	29,769	—	18,982	—
ProFund VP UltraMid-Cap	N/A	N/A	2,353	—	10,475	—
ProFund VP UltraSmall-Cap	21,801	—	21,885	—	25,619	—
ProFund VP UltraOTC	48,174	—	29,138	—	30,743	—
ProFund VP Bear	8,689	—	39,299	—	55,931	—
ProFund VP Short Small-Cap	N/A	N/A	28	—	360	—
ProFund VP Short OTC	N/A	N/A	5,193	—	18,267	—
ProFund VP Banks	N/A	N/A	1,871	—	2,647	—
ProFund VP Basic Materials	N/A	N/A	615	—	4,571	—
ProFund VP Biotechnology	8,290	—	10,627	—	10,848	—
ProFund VP Consumer Cyclical	N/A	N/A	393	—	1,902	—
ProFund VP Consumer Non-Cyclical	N/A	N/A	1,700	—	1,796	—
ProFund VP Energy	6,359	—	10,062	—	6,858	—
ProFund VP Financial	4,864	—	12,770	—	7,496	—
ProFund VP Healthcare	7,233	—	11,744	—	9,061	—
ProFund VP Industrial	N/A	N/A	273	—	1,636	—
ProFund VP Internet	N/A	N/A	2,598	—	8,391	—
ProFund VP Pharmaceuticals	N/A	N/A	1,309	—	3,362	—
ProFund VP Precious Metals	N/A	N/A	4,213	—	19,815	—
ProFund VP Real Estate	10,495	—	18,629	—	11,450	—
ProFund VP Semiconductor	N/A	N/A	1,239	—	6,036	—
ProFund VP Technology	4,197	—	6,433	—	9,819	—

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ProFund VP Telecommunications	2,646	—	3,644	—	3,321	—
ProFund VP Utilities	4,972	—	9,809	—	9,290	—
ProFund VP U.S. Government Plus	N/A	N/A	10,263	—	26,048	—
ProFund VP Rising Rates Opportunity	N/A	N/A	1,662	—	18,591	—
ProFund VP Money Market	—	—	27,243	—	32,374	—

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2003.

BISYS Funds Services, Inc. (“BFSI”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an affiliate of BISYS and the Distributor. BFSI acts as fund accounting agent for each series of the Trust. The Trust, as of January 1, 2004, pays BFSI an annual base fee, plus asset based fees, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis. Prior to January 1, 2004, the Trust paid BISYS a fee ranging from 0.10% of average monthly net assets up to $1 billion to 0.0075% of average monthly net assets in excess of $5 billion, on an annual basis. Fees paid were subject to certain minimums.

For the fiscal years ended December 31, 2001, 2002 and 2003, BFSI, fund accounting agent, was paid fees in the following amounts for each of the ProFunds VP:

FUND ACCOUNTING FEES FYE 12/31

	2001		2002		2003
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$2,524	—	$46,156	—	$85,354	—
ProFund VP Small-Cap	2,317	—	32,294	—	44,545	—
ProFund VP OTC	25,912	—	51,518	—	86,041	—
ProFund VP Mid-Cap Value	N/A	—	4,473	—	16,694	—
ProFund VP Mid-Cap Growth	N/A	—	5,316	—	23,806	—
ProFund VP Small-Cap Value	N/A	—	4,513	—	27,446	—
ProFund VP Small-Cap Growth	N/A	—	8,189	—	43,438	—
ProFund VP Asia 30	N/A	—	2,670	—	14,770	—
ProFund VP Europe 30	38,914	—	38,378	—	51,551	—
ProFund VP Japan	N/A	—	1,766	—	10,945	—
ProFund VP UltraBull	38,196	—	56,036	—	32,122	—
ProFund VP UltraMid-Cap	N/A	—	5,026	—	16,098	—
ProFund VP UltraSmall-Cap	35,801	—	40,455	—	40,456	—
ProFund VP UltraOTC	79,734	—	53,478	—	49,668	—
ProFund VP Bear	15,042	—	77,974	—	97,039	—
ProFund VP Short Small-Cap	N/A	—	54	—	641	—
ProFund VP Short OTC	N/A	—	10,839	—	31,152	—
ProFund VP Banks	N/A	—	3,991	—	4,340	—
ProFund VP Basic Materials	N/A	—	1,331	—	6,620	—
ProFund VP Biotechnology	13,689	—	20,336	—	18,765	—
ProFund VP Consumer Cyclical	N/A	—	881	—	3,159	—
ProFund VP Consumer Non-Cyclical	N/A	—	3,697	—	2,906	—
ProFund VP Energy	10,815	—	18,773	—	11,363	—
ProFund VP Financial	7,924	—	23,349	—	12,643	—
ProFund VP Healthcare	12,259	—	22,086	—	15,180	—
ProFund VP Industrial	N/A	—	635	—	2,451	—
ProFund VP Internet	N/A	—	5,162	—	13,813	—
ProFund VP Pharmaceuticals	N/A	—	2,743	—	5,563	—
ProFund VP Precious Metals	N/A	—	8,667	—	32,094	—
ProFund VP Real Estate	18,507	—	35,835	—	18,863	—
ProFund VP Semiconductor	N/A	—	2,504	—	9,305	—
ProFund VP Technology	6,753	—	11,862	—	15,842	—
ProFund VP Telecommunications	4,607	—	6,943	—	5,843	—
ProFund VP Utilities	8,496	—	18,329	—	15,920	—
ProFund VP U.S. Government Plus	N/A	—	21,492	—	46,532	—
ProFund VP Rising Rates Opportunity	N/A	—	3,389	—	28,128	—
ProFund VP Money Market	N/A	—	55,362	—	57,957	—

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Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2003.

BFSI also acts as transfer agent for each series of the Trust, for which BFSI receives additional fees. The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP and, in general, assists the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds VP. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds VP,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing; and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the ProFunds VP pay to ProFunds Advisors LLC a fee at the annual rate of 0.15% of its average daily net assets.

For the fiscal years ended December 31, 2001, 2002 and 2003, the Advisor was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds VP:

MANAGEMENT SERVICES FEES FYE 12/31

	2001		2002		2003
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$7,222	—	$66,909	—	$164,762	—
ProFund VP Small-Cap	8,608	$8,608	48,448	—	90,976	—
ProFund VP OTC	52,985	—	79,168	$4,502	165,313	—
ProFund VP Mid-Cap Value	N/A	N/A	12,611	3,832	34,846	$3,776
ProFund VP Mid-Cap Growth	N/A	N/A	10,335	2,746	47,995	2,068
ProFund VP Small-Cap Value	N/A	N/A	11,233	5,884	59,763	6,559
ProFund VP Small-Cap Growth	N/A	N/A	14,643	3,463	88,621	1,883
ProFund VP Asia 30	N/A	N/A	6,436	414	31,759	—
ProFund VP Europe 30	62,940	—	58,786	3,565	102,911	—
ProFund VP Japan	N/A	N/A	4,604	381	22,457	—
ProFund VP UltraBull	86,623	—	84,498	13,159	59,579	14,460
ProFund VP UltraMid-Cap	N/A	N/A	10,175	4,288	33,470	3,929
ProFund VP UltraSmall-Cap	59,127	—	62,324	11,915	81,450	2,190
ProFund VP UltraOTC	129,540	—	82,989	9,587	97,278	2,627
ProFund VP Bear	30,615	—	110,701	6,552	174,939	—
ProFund VP Short Small-Cap	N/A	N/A	792	—	1,344	1,083
ProFund VP Short OTC	N/A	N/A	32,546	—	57,388	425
ProFund VP Banks	N/A	N/A	11,432	1,659	8,368	2,943
ProFund VP Basic Materials	N/A	N/A	4,521	1,124	14,688	913
ProFund VP Biotechnology	28,456	—	30,132	5,857	33,946	2,453

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ProFund VP Consumer Cyclical	N/A	N/A	2,283	1,703	5,951	2,475
ProFund VP Consumer Non-Cyclical	N/A	N/A	10,788	1,371	5,692	2,191
ProFund VP Energy	25,097	—	28,539	5,677	21,622	2,732
ProFund VP Financial	17,360	—	36,342	6,328	23,563	2,483
ProFund VP Healthcare	23,977	—	33,325	5,967	28,538	2,002
ProFund VP Industrial	N/A	N/A	1,295	961	5,253	1,603
ProFund VP Internet	N/A	N/A	8,600	649	26,485	980
ProFund VP Pharmaceuticals	N/A	N/A	6,122	957	10,624	942
ProFund VP Precious Metals	N/A	N/A	23,579	—	62,710	124
ProFund VP Real Estate	31,810	—	52,387	8,762	36,143	1,790
ProFund VP Semiconductor	N/A	N/A	4,609	1,772	19,275	1,598
ProFund VP Technology	14,641	—	18,376	5,741	31,119	—
ProFund VP Telecommunications	7,747	—	10,661	2,471	10,328	1,016
ProFund VP Utilities	19,872	—	27,872	6,016	29,129	2,534
ProFund VP U.S. Government Plus	N/A	N/A	57,223	—	80,981	1,196
ProFund VP Rising Rates Opportunity	N/A	N/A	8,082	1,322	59,608	—
ProFund VP Money Market	6,473	—	92,840	17,439	100,625	48,147

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2003.

ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.73 and 1.35% for ProFund VP U.S. Government Plus and ProFund VP Money Market, respectively, and 1.98% for all other ProFunds VP through December 31, 2004. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds VP, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund VP; receives and delivers all assets for each ProFund VP upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund VP and pays all expenses of the ProFunds VP. For its services, the custodian receives an asset-based fee.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP serves as independent auditors to the ProFunds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds VP. The firm’s address is One International Place, Boston, MA 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., an affiliate of BISYS, serves as the distributor and principal underwriter in all fifty states and the District of Columbia and offers shares of ProFunds VP on a continuous basis. ProFunds Distributors, Inc. receives no compensation from the ProFunds VP for serving as distributor, other than amounts received pursuant to the Distribution (12b-1) Plan. ProFunds Distributors, Inc.’s address is 100 Summer Street, Suite 1500, Boston, MA 02110.

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DISTRIBUTION (12b-1) PLAN

Pursuant to a 12b-1 Plan (“Distribution Plan”), the ProFunds VP may reimburse or compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually up to 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to reimburse or compensate entities providing distribution services with respect to the shares of the ProFund VP for such entities’ fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue from year-to-year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Trustees who are not “interested persons” of the Trust and who have no financial interest in the operation of the Distribution Plan or any related agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

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For the fiscal year ended December 31, 2003, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan for distribution services with respect to the shares of the ProFund VP:

PLAN FEES FYE 12/31/2003

	Sales Material and Advertising	Printing and Mailing Prospectuses to other than Current Shareholders	Compensation to Sales Personnel, Underwriters and Broker- Dealers	Interest, Carrying or Other Financing Charges	Other	Approximate Total Amount Spent With Respect to Each Fund
ProFund VP Bull	$0	$0	$274,591	$0	$0	$274,591
ProFund VP Small-Cap	0	0	151,626	0	0	151,626
ProFund VP OTC	0	0	275,521	0	0	275,521
ProFund VP Mid-Cap Value	0	0	58,076	0	0	58,076
ProFund VP Mid-Cap Growth	0	0	79,991	0	0	79,991
ProFund VP Small-Cap Value	0	0	99,604	0	0	99,604
ProFund VP Small-Cap Growth	0	0	147,702	0	0	147,702
ProFund VP Asia 30	0	0	52,931	0	0	52,931
ProFund VP Europe 30	0	0	171,517	0	0	171,517
ProFund VP Japan	0	0	37,427	0	0	37,427
ProFund VP UltraBull	0	0	98,751	0	0	98,751
ProFund VP UltraMid-Cap	0	0	55,456	0	0	55,456
ProFund VP UltraSmall-Cap	0	0	135,285	0	0	135,285
ProFund VP UltraOTC	0	0	161,256	0	0	161,256
ProFund VP Bear	0	0	291,048	0	0	291,048
ProFund VP Short Small-Cap	0	0	1,752	0	0	1,752
ProFund VP Short OTC	0	0	95,149	0	0	95,149
ProFund VP Banks	0	0	13,947	0	0	13,947
ProFund VP Basic Materials	0	0	24,481	0	0	24,481
ProFund VP Biotechnology	0	0	56,576	0	0	56,576
ProFund VP Consumer Cyclical	0	0	9,918	0	0	9,918
ProFund VP Consumer Non-Cyclical	0	0	9,487	0	0	9,487
ProFund VP Energy	0	0	36,036	0	0	36,036
ProFund VP Financial	0	0	39,271	0	0	39,271
ProFund VP Healthcare	0	0	47,564	0	0	47,564
ProFund VP Industrial	0	0	8,754	0	0	8,754
ProFund VP Internet	0	0	44,123	0	0	44,123
ProFund VP Pharmaceuticals	0	0	17,661	0	0	17,661
ProFund VP Precious Metals	0	0	104,500	0	0	104,500
ProFund VP Real Estate	0	0	60,158	0	0	60,158
ProFund VP Semiconductor	0	0	32,124	0	0	32,124
ProFund VP Technology	0	0	51,865	0	0	51,865
ProFund VP Telecommunications	0	0	17,214	0	0	17,214
ProFund VP Utilities	0	0	48,548	0	0	48,548
ProFund VP U.S. Government Plus	0	0	134,663	0	0	134,663
ProFund VP Rising Rates Opportunity	0	0	99,310	0	0	99,310
ProFund VP Money Market	0	0	134,938	0	0	134,938

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2003.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the ProFunds VP, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer’s separate account with the ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance

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to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; generally assisting with compliance with applicable regulatory requirements, responding to ministerial inquiries concerning the ProFund VP’s investment objectives, investment programs, policies and performance; transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP; and providing any related services as the ProFunds VP or their investors may reasonably request. Depending on the arrangements, the ProFunds VP and/or the Advisor may compensate such insurance companies or their agents directly or indirectly for the administrative services. For the fiscal year ended December 31, 2003, the Advisor did not pay, out of its own assets, any amounts associated with administrative services.

For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.50% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer’s separate account, or an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

For the fiscal years ended December 31, 2001, 2002 and 2003, each ProFund VP listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES FYE 12/31

	2001	2002	2003
ProFund VP Bull	$9,454	$138,850	$415,810
ProFund VP Small-Cap	11,478	64,598	146,571
ProFund VP OTC	123,631	233,868	551,575
ProFund VP Mid-Cap Value	N/A	42,038	116,251
ProFund VP Mid-Cap Growth	N/A	34,450	160,080
ProFund VP Small-Cap Value	N/A	37,445	199,365
ProFund VP Small-Cap Growth	N/A	48,809	295,631
ProFund VP Asia 30	N/A	21,454	105,966
ProFund VP Europe 30	133,061	151,716	303,570
ProFund VP Japan	N/A	15,346	74,874
ProFund VP UltraBull	202,119	228,343	184,739
ProFund VP UltraMid-Cap	N/A	26,768	102,501
ProFund VP UltraSmall-Cap	135,921	158,894	260,330
ProFund VP UltraOTC	295,558	225,106	314,953
ProFund VP Bear	71,436	319,383	574,493
ProFund VP Short Small-Cap	N/A	—	15
ProFund VP Short OTC	N/A	108,486	186,764
ProFund VP Banks	N/A	38,107	27,910
ProFund VP Basic Materials	N/A	15,037	49,091
ProFund VP Biotechnology	75,884	92,968	113,234
ProFund VP Consumer Cyclical	N/A	7,609	20,001
ProFund VP Consumer Non-Cyclical	N/A	35,961	18,984
ProFund VP Energy	66,925	86,197	72,119
ProFund VP Financial	46,292	107,225	68,871
ProFund VP Healthcare	63,937	99,819	86,974
ProFund VP Industrial	N/A	4,316	17,527
ProFund VP Internet	N/A	28,624	88,326
ProFund VP Pharmaceuticals	N/A	20,408	35,297
ProFund VP Precious Metals	N/A	78,596	209,260
ProFund VP Real Estate	84,827	161,856	115,392
ProFund VP Semiconductor	N/A	15,364	64,309

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	2001	2002	2003
ProFund VP Technology	39,043	53,584	78,361
ProFund VP Telecommunications	20,659	33,766	34,575
ProFund VP Utilities	52,992	85,242	97,145
ProFund VP U.S. Government Plus	N/A	190,741	269,505
ProFund VP Rising Rates Opportunity	N/A	26,941	178,963
ProFund VP Money Market	—	—	1,965

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2003.

COSTS AND EXPENSES

Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include, without limitation: the investment advisory fee, management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses, brokerage and transaction fees, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

ProFunds (the “Trust”) is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future.

All shares of the ProFunds VP are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ VP shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFund VP’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds VP itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund VP does not grow to a size to permit it to be economically viable, the ProFund VP may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

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CAPITALIZATION

As of April 1, 2004, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a ProFund VP (or class of shares thereof) except as set forth below (ProFunds VP are listed in alphabetical order):

Fund/Class	Total Shares	Percent
PROFUND VP ASIA 30

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	1026902.96	99.98%

PROFUND VP BANKS

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	253232.661	100.00%

PROFUND VP BASIC MATERIALS

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	347884.828	99.92%

PROFUND VP BEAR

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	2149984.515	99.45%

PROFUND VP BIOTECHNOLOGY

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	743767.274	100.00%

PROFUND VP BULL

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	5066151.209	63.83%

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ING USA ANNUITY AND LIFE INSURANCE CO 1475 DUNWOODY DR W CHESTER PA 19380	2863160.869	36.07%

PROFUND VP CONSUMER CYCLICAL

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	195921.069	99.84%

PROFUND VP CONSUMER NON-CYCLICAL

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	609409.552	99.87%

PROFUND VP ENERGY

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	1760059.867	99.95%

PROFUND VP EUROPE 30

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	2714452.53	67.77%

ING USA ANNUITY AND LIFE INSURANCE CO 1475 DUNWOODY DR W CHESTER PA 19380	1290700.587	32.22%

PROFUND VP FINANCIAL

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	756636.593	79.79%

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JEFFERSON PILOT FINANCIAL INSURANCE CO ONE GRANITE PLACE 1S 03 CONCORD NH 03301	190863.211	20.13%

PROFUND VP HEALTHCARE

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	790704.437	84.02%

JEFFERSON PILOT FINANCIAL INSURANCE CO ONE GRANITE PLACE 1S 03 CONCORD NH 03301	148523.034	15.78%

PROFUND VP INDUSTRIAL

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	227069.164	100.00%

PROFUND VP INTERNET

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	386140.63	99.85%

PROFUND VP JAPAN

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	1809634.828	99.84%

PROFUND VP MID-CAP GROWTH

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	825366.741	99.95%

PROFUND VP MID-CAP VALUE

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	3480729.559	99.97%

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PROFUND VP MONEY MARKET

CANADA LIFE INS CO OF AMERICA 8515 E ORCHARD ROAD GREENWOOD VILLAGE CO 80111	51664319.85	92.82%

PROFUND VP OTC

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	5159771.947	99.99%

PROFUND VP PHARMACEUTICALS

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	266135.118	100.00%

PROFUND VP PRECIOUS METALS

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	1852772.107	99.98%

PROFUND VP REAL ESTATE

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	3278324.584	99.76%

PROFUND VP RISING RATES OPPORTUNITY

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	2462396.574	67.23%

ING USA ANNUITY AND LIFE INSURANCE CO 1475 DUNWOODY DR W CHESTER PA 19380	681067.531	18.60%

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MONY LIFE INSURANCE COMPANY OF AMERICA 1740 BROADWAY MD 6-36 NEW YORK NY 10019	431743.835	11.79%

PROFUND VP SEMICONDUCTOR

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	396545.33	99.99%

PROFUND VP SHORT OTC

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	1900570.4	99.91%

PROFUND VP SHORT SMALL-CAP

PROFUND ADVISORS LLC 7501 WISCONSIN AVE BETHESDA MD 20814	6643.836	99.96%

PROFUND VP SMALL-CAP

ING USA ANNUITY AND LIFE INSURANCE CO 1475 DUNWOODY DR W CHESTER PA 19380	3155282.583	99.92%

PROFUND VP SMALL-CAP GROWTH

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	1824533.407	99.98%

PROFUND VP SMALL-CAP VALUE

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	3416764.63	99.99%

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PROFUND VP TECHNOLOGY

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	902603.145	70.92%

JEFFERSON PILOT FINANCIAL INSURANCE CO ONE GRANITE PLACE 1S 03 CONCORD NH 03301	369077.839	29.00%

PROFUND VP TELECOMMUNICATIONS

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	816516.898	100.00%

PROFUND VP U.S. GOVERNMENT PLUS

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	2768602.084	99.79%

PROFUND VP ULTRA MID-CAP

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	1551397.77	97.82%

PROFUND VP ULTRABULL

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	2146221.189	83.37%

MONY LIFE INSURANCE COMPANY OF AMERICA 1740 BROADWAY MD 6-36 NEW YORK NY 10019	342527.774	13.31%

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PROFUND VP ULTRAOTC

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	29021238.754	99.35%

PROFUND VP ULTRASMALL-CAP

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	2434331.743	98.53%

PROFUND VP UTILITIES

AMERICAN SKANDIA LIFE ASSURANCE CORP ONE CORPORATE DRIVE - PO BOX 883 SHELTON CT 064840883	1356949.467	99.38%

A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a ProFund VP may be deemed a “control person” (as defined in the 1940 Act) of the ProFund VP and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund VP.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The discussion below is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

For information concerning the federal income tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a ProFund VP, no attempt is made here to particularly describe the tax aspects of an investment in such a ProFund VP.

Each of the ProFunds VP intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in

48

each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the assets of the ProFund VP is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the total assets of the ProFund VP and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

If a ProFund VP failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements described above, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the ProFund VP could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund VP in October, November or December of that year with a record date in such a month and paid by the ProFund VP during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the ProFunds VP by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a ProFund VP as assets of the related separate account, these regulations are imposed on the assets of the ProFund VP. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the ProFund VP may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a ProFund VP to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

49

The Treasury Department has indicated that it may issue future regulations or rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in the regulations or rulings. A contract holders’ control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not the owners of separate account assets. For example, certain ProFunds VP are generally narrower in focus than the investment options described in one IRS ruling in which “the ability to choose among broad investment strategies such as stocks, bonds, or money market instruments” was held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners in that case. The Regulations proposed by the Treasury Department last summer relating to §817(h) and investor control do not directly speak to the ProFund VP arrangements described above. However, the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as ProFunds VP, and such guidance could affect the treatment of the ProFunds VP described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

Under recently enacted Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

EQUALIZATION ACCOUNTING

Each ProFund VP distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund VP may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the ProFund VP. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a ProFund VP is required to distribute as dividends to shareholders in order for the ProFund VP to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the ProFund VP; the total return on a shareholder’s investment will not be reduced as a result of the distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

50

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

YIELD CALCULATIONS

From time to time, ProFund VP Money Market may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of ProFund VP Money Market refers to the income generated by an investment in ProFund VP Money Market over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in ProFund VP Money Market is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in ProFund VP Money Market’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of ProFund VP Money Market should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund VP may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a ProFund VP may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutsche Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP’s investment performance. In particular, performance information for the ProFunds VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

51

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds VP in performance reports, will be drawn from the “Capital Appreciation Funds” grouping for the ProFund VP Bull, the ProFund VP UltraBull, the ProFund VP Bear and the ProFund VP UltraBear and from the “Small Company Growth Funds” grouping for the ProFund VP OTC and the ProFund VP UltraOTC. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP.

Further information about the performance of the ProFunds VP will be contained in the ProFunds’ VP annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

Other Information

The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Philadelphia Stock Exchange, the Frank Russell Company or Dow Jones, and neither Standard & Poor’s, NASDAQ, the Philadelphia Stock Exchange nor the Frank Russell Company makes any representations regarding the advisability of investing in securities generally or in the ProFunds VP particularly or in the ability of any of the indices related to such companies, as set forth below (the “Indices”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P 500/Barra Value Index,” “S&P 500/Barra Growth Index,” “S&P Mid-Cap 400/Barra Growth Index,” “S&P Mid-Cap 400/Barra Value Index,” “S&P Small-Cap 600/Barra Growth Index,” and “S&P Small-Cap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Philadelphia Stock Exchange™ Gold/Silver SectorSM Index” is a service mark of the Philadelphia Stock Exchange. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds VP, as series of ProFunds is the licensing of certain trademarks and trade names . The index providers have no obligation to take the needs of the ProFunds VP or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indices. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

52

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the ProFund VP UltraDow 30 ProFund or Sector ProFunds (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds VP or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.

•	Consider the needs of the ProFunds VP or investors in the ProFunds VP in determining, composing or calculating their indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds VP, investors in the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

•	The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

FINANCIAL STATEMENTS

The Report of Independent Auditors and Financial Statements of the ProFunds VP for the fiscal year ended December 31, 2003 are incorporated herein by reference to the respective Annual Report of the ProFunds VP, such Financial Statements having been audited by PricewaterhouseCoopers LLP, independent auditors, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APENDIX A

PROFUNDS EUROPE 30 INDEX

As of March 31, 2004

Name	Ticker	Type	Industry	Country
Nokia Corporation	NOK	ADR	Telecommunications	FINLAND

HSBC Holdings PLC	HBC	ADR	Banks	BRITAIN

BP plc	BP	ADR	Oil&Gas	BRITAIN

Royal Dutch Petroleum	RD	NY Reg Shrs	Oil&Gas	NETHERLANDS

Vodafone Group PLC	VOD	ADR	Telecommunications	BRITAIN

SAP AG	SAP	ADR	Software	GERMANY

AstraZeneca PLC	AZN	ADR	Pharmaceuticals	BRITAIN

GlaxoSmithKline plc	GSK	ADR	Pharmaceuticals	BRITAIN

Unilever NV	UN	NY Reg Shrs	Food	NETHERLANDS

Total S.A.	TOT	ADR	Oil&Gas	FRANCE

STMicroelectronics NV	STM	NY Reg Shrs	Semiconductors	SWITZERLAND

Ericsson LM Telephone Co	ERICY	ADR	Telecommunications	SWEDEN

Business Objects S A	BOBJ	ADR	Software	FRANCE

Willis Group Holdings Ltd	WSH	Common Stock	Insurance	BRITAIN

DaimlerChrysler AG	DCX	Common Stock	Auto Manufacturers	GERMANY

Ryanair Holdings Plc	RYAAY	ADR	Airlines	IRELAND

Alcon Inc	ACL	Common Stock	Healthcare-Products	SWITZERLAND

ALCATEL	ALA	ADR	Telecommunications	FRANCE

Novartis AG	NVS	ADR	Pharmaceuticals	SWITZERLAND

Gucci Group Inc	GUC	NY Reg Shrs	Apparel	NETHERLANDS

Koninklijke Philips Electronics NV	PHG	NY Reg Shrs	Electronics	NETHERLANDS

Siemens AG	SI	ADR	Miscellaneous Manufactur	GERMANY

ASML Holding NV	ASML	NY Reg Shrs	Semiconductors	NETHERLANDS

Shire Pharm Group	SHPGY	ADR	Pharmaceuticals	BRITAIN

Aventis	AVE	ADR	Pharmaceuticals	FRANCE

Shell Transport and Trading Co PLC	SC	ADR	Oil&Gas	BRITAIN

Elan Corp PLC	ELN	ADR	Pharmaceuticals	IRELAND

UBS AG	UBS	Common Stock	Banks	SWITZERLAND

Vivendi Universal	V	ADR	Media	FRANCE

	DEO	ADR	Beverages	BRITAIN

Eligible countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

A-1

APPENDIX B

PROFUNDS ASIA 30 INDEX

As of March 31, 2004

Name	Ticker	Type	Industry	Country
AsiaInfo Holdings	ASIA	Common Stock	Internet	CHINA

BHP Billiton Ltd	BHP	ADR	Mining	AUSTRALIA

CNOOC Ltd	CEO	ADR	Oil&Gas	HONG KONG

chinadotcom Corporation	CHINA	Common Stock	Internet	HONG KONG

China Mobile HK Ltd	CHL	ADR	Telecommunications	HONG KONG

Chartered Semiconductor Manufac	CHRT	ADR	Semiconductors	SINGAPORE

Flextronics International Ltd	FLEX	Common Stock	Electronics	SINGAPORE

Huaneng Power International Inc	HNP	ADR	Electric	CHINA

Infosys Technologies Ltd	INFY	ADR	Software	INDIA

Kookmin Bank	KB	ADR	Banks	SOUTH KOREA

Korea Electric Power Corp	KEP	ADR	Electric	SOUTH KOREA

KT Corp	KTC	ADR	Telecommunications	SOUTH KOREA

National Australia Bank Ltd	NAB	ADR	Banks	AUSTRALIA

NAM TAI Electronics Inc	NTE	Common Stock	Electronics	HONG KONG

Netease.com Inc	NTES	ADR	Internet	CHINA

The News Corporation Ltd	NWS	ADR	Media	AUSTRALIA

Telecom Corp of New Zealand	NZT	ADR	Telecommunications	NEW ZEALAND

POSCO	PKX	ADR	Iron/Steel	SOUTH KOREA

Petrochina Co	PTR	ADR	Oil&Gas	CHINA

Dr Reddy Laboratories Ltd	RDY	ADR	Pharmaceuticals	INDIA

Rediff.com India Ltd	REDF	ADR	Internet	INDIA

Satyam Computer Services Ltd	SAY	ADR	Software	INDIA

SINA Corp	SINA	Common Stock	Internet	CHINA

SK Telecom Co Ltd	SKM	ADR	Telecommunications	SOUTH KOREA

Sohu.com Inc	SOHU	Common Stock	Internet	CHINA

P T Telekomunikasi Indonesia Tbk	TLK	ADR	Telecommunications	INDONESIA

Tommy Hilfiger Corp	TOM	Common Stock	Apparel	HONG KONG

Taiwan Semiconductor Manufacturing Co Ld	TSM	ADR	Semiconductors	TAIWAN

United Microelectronics Corp	UMC	ADR	Semiconductors	TAIWAN

Wipro Ltd	WIT	ADR	Software	INDIA

Eligible countries include Australia, New Zealand, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand, India, and China.

B-1

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRs”) — BOND AND LONG TERM DEBT RATINGS :

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The price return characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-”CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

Part C

Other Information

ITEM 23.	Exhibits

(a)(1)	Certificate of Trust of ProFunds (the “Registrant”) (1)

(a)(2)	First Amended Declaration of Trust of the Registrant (2)

(a)(3)	Form of Establishment and Designation of Series dated February 18, 1998(5)

(a)(4)	Form of Establishment and Designation of Series dated February 23, 1999 (5)

(a)(5)	Form of Establishment and Designation of Eleven Series dated October 15, 1999 (6)

(a)(6)	Form of Establishment and Designation of Three Series (7)

(a)(7)	Form of Establishment and Designation of Seventeen Series (8)

(a)(8)	Form of Establishment and Designation of Series (9)

(a)(9)	Form of Amended Designation of Series (9)

(a)(10)	Form of Establishment and Designation of Four Series (10)

(a)(11)	Form of Establishment and Designation of Series (11)

(a)(12)	Form of Establishment and Designation of Series (12)

(a)(13)	Form of Amended Designation of Series dated January 22, 2001(14)

(a)(14)	Form of Amended Designation of Series dated May 1, 2001 (14)

(a)(15)	Form of Establishment and Designation of One Series (14)

(a)(16)	Form of Establishment and Designation of Twelve Series (15)

(a)(17)	Form of Establishment and Designation of Six Series (16)

(a)(18)	Form of Establishment and Designation of Six Series (16)

(a)(19)	Form of Amended Designation of Series dated May 1, 2002 (16)

(a)(20)	Form of Establishment and Designation of Two Series (17)

(a)(21)	Form of Establishment and Designation of Two Series (17)

(a)(22)	Form of Establishment and designation of Two Series (to be filled Amendment)

(a)(23)	Establishment and designation of Six Series be filed by (20)

(b)	By-laws of Registrant (2)

(c)	Not Applicable

(d)(1)	Form of Investment Advisory Agreement (2)

(d)(2)	Investment Advisory Agreement for Cash Management Portfolio (7)

(d)(3)	Amendment to Investment Advisory Agreement between ProFunds and ProFund Advisors LLC (7)

(d)(4)	Investment Advisory Agreement for UltraEurope and UltraShort Europe ProFunds (4)

(d)(5)	Form of Amended and Restated Investment Advisory Agreement (8)

(d)(6)	Form of Amended and Restated Investment Advisory Agreement (9)

(d)(7)	Form of Amended and Restated Investment Advisory Agreement (10)

(d)(8)	Form of Amended and Restated Investment Advisory Agreement (11)

(d)(9)	Form of Amended and Restated Investment Advisory Agreement (12)

(d)(10)	Form of Amended and Restated Investment Advisory Agreement (13)

(d)(11)	Form of Amended and Restated Investment Advisory Agreement (15)

(d)(12)	Form of Amended and Restated Investment Advisory Agreement (16)

(d)(13)	Form of Amended and Restated Investment Advisory Agreement (17)

(d)(14)	Form of Amended and Restated Investment Advisory Agreement (18)

(d)(15)	Amended and Restated Investment Advisory Agreement (20)

(e)(1)	Form of Distribution Agreement (21)

(e)(2)	Form of Dealer Agreement with respect to Investor Class Shares (20)

(f)	Not Applicable

(g)(1)	Form of Custody Agreement with UMB Bank, N.A. (2)

(g)(2)	Amendment to Custody Agreement with UMB Bank, N.A. (3)

(g)(3)	Form of Foreign Custody Manager Delegation Agreement (10)

(h)(1)(i)	Form of Transfer Agency Agreement (2)

(h)(1)(ii)	Form of Amendment to Transfer Agency Agreement (18)

(h)(2)	Form of Administration Agreement (21)

(h)(3)	Form of Administration and Services Agreement incorporated by reference to Bankers Trust Company’s Registration Statement on Form N-1A (File No. 811- 06073) filed with the Commission on April 24, 1996.

(h)(4)	Form of Fund Accounting Agreement (21)

(h)(5)(i)	Form of Management Services Agreement (2)

(h)(5)(ii)	Amendment to Management Services Agreement with respect to the UltraShort OTC ProFund (3)

(h)(5)(iii)	Form of Amended and Restated Management Services Agreement (4)

(h)(5)(iv)	Form of Amended and Restated Management Services Agreement (16)

(h)(5)(v)	Revised Schedule A to Amended and Restated Management Services Agreement (20)

(h)(6)	Form of Omnibus Fee Agreement with BISYS Fund Services LP (2)

(h)(7)	Form of Amendment to Omnibus Fee Agreement (6)

(h)(8)	Form of Participation Agreement (18)

(h)(9)	Form of Administrative Services Agreement (6)

(h)(10)	Form of Expense Limitation Agreement (21)

(i)	Opinion and Consent of Counsel to the Registrant (2)

(j)	None

(k)	None

(l)	Purchase Agreement dated October 10, 1997 between the Registrant and National Capital Group, Inc. (2)

(m)(1)	Form of Distribution Plan for ProFunds VP (6)

(m)(2)	Form of Shareholder Services Agreement for ProFunds VP (20)

(m)(3)	Form of Distribution and Service Plan (13)

(m)(4)	Form of Distribution and Shareholder Services Agreement for NASD Registered Members (20)

(m)(5)	Form of Distribution and Shareholder Services Agreement for Non-NASD Registered Members (20)

(n)(1)	Multiple Class Plan (7)

(n)(2)	Form of Amended and Restated Multi-Class Plan (8)

(n)(3)	Form of Amended and Restated Multi-Class Plan (9)

(n)(4)	Form of Amended and Restated Multi-Class Plan (10)

(n)(5)	Form of Amended and Restated Multi-Class Plan (11)

(n)(6)	Form of Amended and Restated Multi-Class Plan (12)

(n)(7)	Form of Amended and Restated Multi-Class Plan (15)

(n)(8)	Amended Schedule A to Form of Amended and Restated Multi-Class Plan (16)

(n)(9)	Revised Schedule A to Amended and Restated Multi-Class Plan (20)

(o)(1)	Powers of Attorney of Trustees and Officers of Cash Management Portfolio (previously p(1)) (18)

(o)(2)	Powers of Attorney of Trustees and Officers of ProFunds(20)

(p)(1)	Form of Code of Ethics of Registrant (9)

(p)(2)	Code of Ethics of ProFund Advisors LLC (20)

(p)(3)	Form of Code of Ethics of BISYS and Certain Affiliated Companies of BISYS which includes ProFunds Distributors, Inc. (formerly Concord Financial Group, Inc.) (14)

(1)	Filed with initial registration statement.
(2)	Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.
(3)	Previously filed on February 24, 1998 as part of Post-Effective Amendment No. 1 and incorporated by reference herein.
(4)	Previously filed on March 2, 1999 as part of Post-Effective Amendment No.4 and incorporated by reference herein.
(5)	Previously filed on August 4, 1999 as part of Post-Effective Amendment No. 6 and incorporated by reference herein.
(6)	Previously filed on October 15, 1999 as part of Post-Effective Amendment No. 8 and incorporated by reference herein.
(7)	Previously filed on November 15, 1999 as part of Post-Effective Amendment No. 9 and incorporated by reference herein.
(8)	Previously filed on December 23, 1999 as part of Post-Effective Amendment No. 10 and incorporated by reference herein.
(9)	Previously filed on May 1, 2000 as part of Post-Effective Amendment No. 13 and incorporated by reference herein.
(10)	Previously filed on July 13, 2000 as part of Post-Effective Amendment No. 14 and incorporated by reference herein.

(11)	Previously filed on September 1, 2000 as part of Post-Effective Amendment No. 15 and incorporated by reference herein.
(12)	Previously filed on January 12, 2001 as part of Post-Effective Amendment No. 16 and incorporated by reference herein.
(13)	Previously filed on March 2, 2001 as part of Post-Effective Amendment No. 17 and incorporated by reference herein.
(14)	Previously filed on May 1, 2001 as part of Post-Effective Amendment No. 18 and incorporated by reference herein.
(15)	Previously filed on June 19, 2001 as part of Post-Effective Amendment No. 19 and incorporated by reference herein.
(16)	Previously filed on April 29, 2002 as part of Post-Effective Amendment No. 21 and incorporated by reference herein.
(17)	Previously filed on July 2, 2002 as part of Post-Effective Amendment No. 22 and incorporated by reference herein.
(18)	Previously filed on February 28, 2003 as part of Post-Effective Amendment No. 23 and incorporated by reference herein.
(19)	Previously filed on April 30, 2003 as part of Post-Effective Amendment No. 24 and incorporated by reference herein.
(20)	Previously filed on February 20, 2004 as part of Post-Effective Amendment No. 29 and incorporated by reference herein.
(21)	Filed herewith.

ITEM 24.	Persons Controlled By or Under Common Control With Registrant.

None.

ITEM 25.	Indemnification

The Registrant (also, the “Trust”) is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a)	no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

(b)	officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c)	expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26.	Business and Other Connections of Investment Adviser

ProFund Advisors LLC, is a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Information relating to the business and other connections of Deutsche Asset Management, Inc. (formerly Bankers Trust), which serves as investment adviser to the Cash Management Portfolio, and each director, officer or partner of Deutsche Asset Management are hereby incorporated by reference to disclosures in Item 28 of the registration statement of BT Institutional Funds (File Nos. 33-34079 and 811-6071). For additional information, please see the Trust’s Statements of Additional Information.

ITEM 27.	Principal Underwriter

ProFunds Distributors, Inc. (formerly Concord Financial Group, Inc.), 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 acts as principal underwriter for the Registrant. The officers of ProFunds Distributors, Inc., all of whose principal business address is set forth above, are:

Name	Principal Position and Officers with ProFunds Distributors, Inc.	Position and Officers With Registrant
William J. Tomko	President	None
Kevin J. Dell	Secretary and Director	None
Edward S. Forman	Assistant Secretary	None
James L. Fox	Treasurer & Director	None
Stephen Hoffman	Financial Operations Officer	None
Richard F. Froio	Vice President and Chief Compliance Officer	None
Charles L. Booth	Vice President and Assistant Compliance Officer	None

ITEM 28.	Location of Accounts and Records

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1)	ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager);

(2)	BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston, Massachusetts 02110 (records relating to the administrator, fund accountant and transfer agent).

(3)	UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each ProFund (records relating to its function as Custodian)

ITEM 29.	Management Services

None.

ITEM 30.	Undertakings

(a)	Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant’s outstanding shares and, in connection with such meeting, to comply with the shareholder communications provisions of Section 16(c) of the Investment Company Act of 1940.

(b)	Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest Annual Report to shareholders, upon request and without charge.

SIGNATURES

PROFUNDS

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1993 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on April 29, 2004.

PROFUNDS

/s/ MICHAEL L. SAPIR

Michael L. Sapir, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
/s/ MICHAEL L. SAPIR	Trustee, Chairman	April 29, 2004
Michael L. Sapir

/s/ RUSSELL S. REYNOLDS, III*	Trustee	April 29, 2004
Russell S. Reynolds, III

/s/ MICHAEL WACHS*	Trustee	April 29, 2004
Michael Wachs

/s/ Louis M. Mayberg	President	April 29, 2004
Louis M. Mayberg

/s/ TROY A. SHEETS*	Treasurer	April 29, 2004
Troy A. Sheets

* By:	/s/ MARC R. BRYANT

Marc R. Bryant as Attorney-in-Fact Date: April 29, 2004

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, SCUDDER CASH MANAGEMENT PORTFOLIO has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 29th day of April, 2004.

SCUDDER CASH MANAGEMENT PORTFOLIO

By:	/s/ Richard T. Hale

Richard T. Hale
Chief Executive Officer

EXHIBIT INDEX

ITEM NUMBER	ITEM

23(e)(1)	Form of Distribution Agreement

23(h)(2)	Form of Administration Agreement

23(h)(4)	Form of Fund Accounting Agreement

23(h)(10)	Form of Expense Limitation Agreement

23(j)	Consent of Independent Auditors